File No. 333-234030

811-23477

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

 Pre-Effective Amendment No.  [__]

 Post-Effective Amendment No. 25  [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

 Amendment No. 28  [X]

(Check appropriate box or boxes.)

BNY Mellon ETF Trust

(Exact Name of Registrant as Specified in Charter)

240 Greenwich Street, New York, New York 10286

(Address of Principal Executive Offices) (Zip Code)

 Registrant's Telephone Number, including Area Code: (212) 922-6400

Deirdre Cunnane, Esq.

240 Greenwich Street

New York, New York 10286

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

 X immediately upon filing pursuant to paragraph (b)

 __ on _________ pursuant to paragraph (b)

 __ days after filing pursuant to paragraph (a)(1)

 __ on (date) pursuant to paragraph (a)(1)

  days after filing pursuant to paragraph (a)(2)

 __ on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

 __ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

BNY Mellon ETF Trust

Prospectus | December 6, 2021

BNY Mellon Sustainable US Equity ETF Ticker: BKUS
BNY Mellon Sustainable International Equity ETF Ticker: BKIS
BNY Mellon Sustainable Global Emerging Markets ETF Ticker: BKES

Principal U.S. Listing Exchange: NYSE Arca, Inc.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

BNY Mellon Sustainable US Equity ETF	1
BNY Mellon Sustainable International Equity ETF	6
BNY Mellon Sustainable Global Emerging Markets Equity ETF	12
Fund Details

Investment Risks	27
Management	37
Distributor and Distribution and Service Plan	40
Additional Information

Additional Purchase and Sale Information	41
Portfolio Holdings Disclosure	42
Distributions	42
Additional Tax Information	42
General Information	45
Financial Highlights	46
For More Information

See back cover.

Fund Summary

BNY Mellon Sustainable US Equity ETF
Investment Objective

The fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses* (Expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.60%
Distribution and service (12b-1) fees	None
Other expenses[1]	0.00%
Total annual fund operating expenses	0.60%

1 "Other expenses" are based on estimated amounts for the current fiscal year.
* The fund's management agreement provides that BNY Mellon ETF Investment Adviser, LLC (Adviser), the fund's investment adviser, will pay substantially all expenses of the fund, except for the management fees, payments under the fund's 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with any securities lending program to be adopted by the fund, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$61	$192

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. The fund is new and does not yet have a portfolio turnover rate to disclose.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of U.S. companies that demonstrate attractive investment attributes and sustainable business practices. The fund considers a U.S. company to be a company organized or with its principal place of business in, or that has a majority of its assets or business in, or whose securities are primarily listed or traded on exchanges in, the United States. The fund's sub-adviser, Newton Investment Management Limited (Newton), an affiliate of the Adviser, considers a company to be engaged in "sustainable business practices" if the company engages in such practices in an economic sense (i.e., the company's strategy, operations and finances are stable and durable), and takes appropriate measures to manage any material consequences or impact of its policies and operations in relation to environmental, social and governance (ESG) matters (e.g., the company's environmental footprint, labor standards, board structure, etc.). Companies engaged in sustainable business practices also may include companies that have committed explicitly to improving their environmental and/or social impacts that will lead to a transformation of their business models. No investment will be made in a company that is deemed by Newton to have material negative environmental, social or governance issues with its business activities. Examples of such companies include: tobacco companies due to the health implications of smoking; a company with a large carbon footprint that has no emission reduction target; or a company that is in direct conflict with the goals of the UN Global Compact (a voluntary corporate initiative that seeks to advance universal principles on human rights, labor, environment and anti-corruption).

The fund invests principally in common stocks. The fund may invest in equity securities of companies with any market capitalization, but focuses on companies with market capitalizations of $5 billion or more at the time of purchase. In addition, the fund may, from time to time, invest a significant portion (more than 20%) of its total assets in securities of companies in certain sectors. As of the date of this Prospectus, the fund expects to invest a significant portion of its assets in securities of companies in the technology sector.

Newton seeks attractively-priced companies (determined using both qualitative and quantitative fundamental analysis as described under "Fundamental Research and Analysis" below) with good products or services, strong management and strategic direction that have adopted, or are making progress towards, a sustainable business approach. These are companies that Newton believes should benefit from favorable long-term trends. When selecting stocks for the fund's portfolio, Newton uses an investment process that combines investment themes with fundamental research and analysis, with consideration of ESG matters through, among other things, Newton's proprietary ESG quality review process and application of Newton's sustainable investment criteria, as described below.

Investment Themes. Part of Newton's investment philosophy is the belief that no company, market or economy can be considered in isolation; each must be understood within a broader context. Therefore, Newton's global industry analysts and responsible investment team begin their process by considering the context provided by a series of global investment themes, which are designed to define the broader social, financial and political environment as a framework for understanding events, trends and competitive pressures worldwide.

Fundamental Research and Analysis. Newton next conducts rigorous fundamental analysis of investment opportunities on a global basis and uses cross comparisons of companies all over the world to identify securities that Newton believes will outperform globally. Newton searches for attractively priced companies with good products or services and strong management that Newton perceives to possess a competitive advantage. Newton conducts an initial review of potential investments by assessing, among other factors, a company's price-to-earnings ratio, positive earnings momentum, earnings per share growth expectations, and earnings stability. Newton also utilizes a variety of valuation techniques, which include earnings, asset value, cash flow and cost of capital measurements, in conducting its fundamental analysis.

ESG Quality Review and Sustainable Investment Criteria. Newton integrates the consideration of ESG issues through, among other aspects of its investment process, Newton's proprietary ESG quality review of each individual company, prior to an investment being made in an equity security of a company for the first time. Newton's ESG quality review incorporates qualitative and quantitative information and data from internal and external (e.g., index providers and consultants) sources, including research, reports, screenings, ratings and/or analysis. Newton's ESG quality review is designed to determine if a company is suitable for a sustainable investment strategy.

Newton also employs sustainable investment criteria that incorporate elements of negative screening alongside other general and security level (i.e., in terms of a company's activities) ESG-related analysis, using similar data sources as those in the ESG quality review. Ultimately, in keeping with the investment strategy of the fund, the sustainable investment criteria seek to:

- identify and avoid companies that participate in specific areas of activity that Newton deems to be harmful from an environmental or social perspective, or do not follow good governance practices. For example, Newton could deem companies that have large carbon footprints, companies with poor labor standards, or companies that are in direct conflict with the goals of the UN Global Compact ineligible for investment.

- identify and invest in companies that are proactively seeking to manage environmental and/or social factors to generate sustainable returns. This may also include those companies that are contributing to the development of solutions that will contribute towards addressing environmental and/or social issues, examples of which could include more efficient or reduced use of natural resources or accessibility to healthcare.

There may be situations where the fund will invest in a security of a company that has been identified by Newton as having involvement in potentially harmful activities from an environmental or social perspective. This may arise for certain companies whose activities or operations, typically due to a legacy business mix, have created poor environmental or social outcomes, but are now investing and positively adapting to future needs (for example, this may include energy companies that are preparing for a transition to a lower carbon world). Similarly, in some instances, the fund may invest in a security of a company where Newton determines prevailing ESG information and data provided by external ESG rating providers have not fully captured positive environmental or social-related initiatives of the company.

Ongoing ESG Monitoring, Engagement and Voting. Newton monitors companies held in the fund's portfolio for emerging negative environmental, social or governance issues. This is done through a combination of ongoing qualitative and quantitative research. This research may be supported by engagement with a company's management, including discussion of material ESG issues where relevant. Newton may engage with selected companies to understand better a company's approach to managing emerging ESG issues. Newton may also specifically engage with companies identified as transitioning away from environmentally or socially harmful activities, to help determine the progress being made in achieving their objectives, supporting the changes being made or encouraging further enhancements. Engagement may also be undertaken in an effort to influence and to support change in the business practices or activities of a company and to obtain information that helps Newton achieve a better understanding of the company's circumstances. Newton also makes use of a variety of third-party data and research providers that allow it to monitor changes in the ESG characteristics of a company. Newton typically exercises voting rights at each shareholder meeting of portfolio company holdings. This activity is undertaken in-house to ensure that the opinions expressed through Newton's voting record are in line with Newton's investment and engagement priorities.

The fund is non-diversified.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

● Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

● ESG investment approach risk. The fund's incorporation of ESG considerations into its investment approach may cause it to make different investments than funds that invest principally in equity securities of U.S. companies that do not incorporate ESG considerations when selecting investments. Under certain economic conditions, this could cause the fund to underperform funds that do not incorporate ESG considerations. For example, the incorporation of ESG considerations may result in the fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so or selling securities when it might otherwise be disadvantageous for the fund to do so. The incorporation of ESG considerations may also affect the fund’s exposure to certain sectors and/or types of investments, and may adversely impact the fund’s performance depending on whether such sectors or investments are in or out of favor in the market. Newton’s security selection process incorporates ESG data provided by third parties, which may be limited for certain companies and/or only take into account one or a few ESG related components. In addition, ESG data may include quantitative and/or qualitative measures, and consideration of this data may be subjective. Different methodologies may be used by the various data sources that provide ESG data. ESG data from third parties used by Newton as part of its proprietary ESG process often lacks standardization, consistency and transparency, and for certain companies such data may not be available, complete or accurate. Newton’s evaluation of ESG factors relevant to a particular company may be adversely affected in such instances. As a result, the fund’s investments may differ from, and potentially underperform, funds that incorporate ESG data from other sources or utilize other methodologies.

● Market capitalization risk (small-, mid- and large-cap stock risk). To the extent the fund emphasizes investments in small-, mid- or large-cap stocks, it will assume the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities affecting their business. To the extent the fund invests in small- and mid-cap companies, it will be subject to additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. Smaller companies may have limited product lines, markets or financial resources, or may depend on a limited management group.

● Technology company risk. The technology sector has been among the most volatile sectors of the stock market. As of the date of this Prospectus, because the fund expects to invest a significant portion of its assets in securities of companies in the technology sector, its performance will be significantly affected by developments in that sector. Technology companies involve greater risk because their revenue and/or earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of tech stocks than it does in other sectors. Fund investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled.

● Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

● Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

● Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.  The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those companies, industries or sectors.

● Management risk. The investment process used by the fund's portfolio managers could fail to achieve the fund's investment goal and cause your fund investment to lose value.

● Authorized participants, market makers and liquidity providers risk. The fund has a limited number of financial institutions that may act as Authorized Participants, which are responsible for the creation and redemption activity for the fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, fund shares may trade at a material discount to net asset value and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

● Fluctuation of net asset value, share premiums and discounts risk. As with all exchange-traded funds, fund shares may be bought and sold in the secondary market at market prices. The trading prices of fund shares in the secondary market may differ from the fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

● Trading issues risk. Although fund shares are listed for trading on an exchange and may be listed or traded on other U.S. and non-U.S. stock exchanges as well, there can be no assurance that an active trading market for such fund shares will develop or be maintained. Trading in fund shares may be halted due to market conditions or for reasons that, in the view of the listing exchange, make trading in fund shares inadvisable. In addition, trading in fund shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange "circuit breaker" rules. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the fund will continue to be met or will remain unchanged or that fund shares will trade with any volume, or at all, on any stock exchange.

● New fund risk. The fund is newly organized with limited operating history and there can be no assurance that the fund will grow to or maintain sufficient assets to achieve investment and trading efficiencies.

● Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

Since the fund does not have a full calendar year of operations, past performance information for the fund is not presented in this prospectus.  Annual performance returns provide some indication of the risks of investing in the fund by showing changes in performance from year to year.  Comparison of fund performance to an appropriate index indicates how the fund's average annual returns compare with those of a broad measure of market performance.  The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.  Recent performance information may be available at www.im.bnymellon.com.

Portfolio Management

The fund's investment adviser is BNY Mellon ETF Investment Adviser, LLC and the fund's sub-adviser is Newton, an affiliate of the Adviser.

Charles French and Yuko Takano are the fund's primary portfolio managers. Each portfolio manager has been a primary portfolio manager of the fund since its inception in December 2021. Mr. French is the investment leader of the Equity Opportunities team at Newton, which is responsible for various core and sustainable active equity strategies. Ms. Takano is a member of the Equity Opportunities team and a portfolio manager on the Sustainable Global Equity and Sustainable US Equity strategies at Newton. Newton's Responsible Investment team provides key input to the portfolio managers of this strategy, including fundamental research and company-level ESG analysis, which leverages Newton's thematic research framework to identify sustainable investment themes, as well as controversy monitoring, company engagement and active proxy voting. Each portfolio manager is jointly and primarily responsible for the day-to-day management of the fund's portfolio.

Purchase and Sale of Fund Shares

The fund will issue (or redeem) fund shares to certain institutional investors known as "Authorized Participants" (typically market makers or other broker-dealers) only in large blocks of fund shares known as Creation Units. Creation Unit transactions are conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the fund and/or cash.

Individual fund shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because fund shares trade at market prices rather than at net asset value (NAV), fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) (the "bid-ask spread"). When available, recent information regarding the fund's NAV, market price, premiums and discounts, and bid-ask spreads will be available at www.im.bnymellon.com.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an individual retirement account (IRA), Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase fund shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Sustainable International Equity ETF
Investment Objective

The fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses* (Expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.70%
Distribution and service (12b-1) fees	None
Other expenses[1]	0.00%
Total annual fund operating expenses	0.70%

1 "Other expenses" are based on estimated amounts for the current fiscal year.

* The fund's management agreement provides that BNY Mellon ETF Investment Adviser, LLC (Adviser), the fund's investment adviser, will pay substantially all expenses of the fund, except for the management fees, payments under the fund's 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with any securities lending program to be adopted by the fund, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$72	$224

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. The fund is new and does not yet have a portfolio turnover rate to disclose.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of foreign companies that demonstrate attractive investment attributes and sustainable business practices. The fund considers a foreign company to be a company organized or with its principal place of business in, or that has a majority of its assets or business in, or whose securities are primarily listed or traded on exchanges in, a country outside the United States. The fund's sub-adviser, Newton Investment Management Limited (Newton), an affiliate of the Adviser, considers a company to be engaged in "sustainable business practices" if the company engages in such practices in an economic sense (i.e., the company's strategy, operations and finances are stable and durable), and takes appropriate measures to manage any material consequences or impact of its policies and operations in relation to environmental, social and governance (ESG) matters (e.g., the company's environmental footprint, labor standards, board structure, etc.). Companies engaged in sustainable business practices also may include companies that have committed explicitly to improving their environmental and/or social impacts that will lead to a transformation of their business models. No investment will be made in a company that is deemed by Newton to have material negative environmental, social or governance issues with its business activities. Examples of such companies include: tobacco companies due to the health implications of smoking; a company with a large carbon footprint that has no emission reduction target; or a company that is in direct conflict with the goals of the UN Global Compact (a voluntary corporate initiative that seeks to advance universal principles on human rights, labor, environment and anti-corruption).

The fund invests principally in common stocks. The fund may overweight or underweight certain countries, companies, industries or market sectors relative to the MSCI EAFE® Index, the fund's benchmark index, which measures the equity market performance of developed markets, excluding the U.S. and Canada. The fund may invest up to 25% of its net assets in stocks of companies located in countries (other than the United States) not represented in the MSCI EAFE Index, including up to 20% of its net assets in the securities of companies primarily listed on exchanges in emerging market countries that demonstrate attractive investment attributes and sustainable business practices and deemed by Newton not to have material negative environmental, social or governance issues with their business activities. Emerging market countries are considered countries other than the U.S., Canada and the countries represented in the MSCI EAFE Index. In addition, the fund may, from time to time, invest a significant portion (more than 20%) of its total assets in securities of companies in certain sectors or located in particular countries. As of the date of this Prospectus, the fund expects to have significant exposure to securities of companies located in the United Kingdom (U.K.), the broader European region and Japan. The fund may invest in equity securities of companies with any market capitalization.

Newton seeks attractively-priced companies (determined using both qualitative and quantitative fundamental analysis as described under "Fundamental Research and Analysis" below) with good products or services, strong management and strategic direction that have adopted, or are making progress towards, a sustainable business approach. These are companies that Newton believes should benefit from favorable long-term trends. When selecting stocks for the fund's portfolio, Newton uses an investment process that combines investment themes with fundamental research and analysis, with consideration of ESG matters through, among other things, Newton's proprietary ESG quality review process and application of Newton's sustainable investment criteria, as described below.

Investment Themes. Part of Newton's investment philosophy is the belief that no company, market or economy can be considered in isolation; each must be understood within a broader context. Therefore, Newton's global industry analysts and responsible investment team begin their process by considering the context provided by a series of global investment themes, which are designed to define the broader social, financial and political environment as a framework for understanding events, trends and competitive pressures worldwide.

Fundamental Research and Analysis. Newton next conducts rigorous fundamental analysis of investment opportunities on a global basis and uses cross comparisons of companies all over the world to identify securities that Newton believes will outperform globally. Newton searches for attractively priced companies with good products or services and strong management that Newton perceives to possess a competitive advantage. Newton conducts an initial review of potential investments by assessing, among other factors, a company's price-to-earnings ratio, positive earnings momentum, earnings per share growth expectations, and earnings stability. Newton also utilizes a variety of valuation techniques, which include earnings, asset value, cash flow and cost of capital measurements, in conducting its fundamental analysis.

ESG Quality Review and Sustainable Investment Criteria. Newton integrates the consideration of ESG issues through, among other aspects of its investment process, Newton's proprietary ESG quality review of each individual company, prior to an investment being made in an equity security of a company for the first time. Newton's ESG quality review incorporates qualitative and quantitative information and data from internal and external (e.g., index providers and consultants) sources, including research, reports, screenings, ratings and/or analysis. Newton's ESG quality review is designed to determine if a company is suitable for a sustainable investment strategy.

Newton also employs sustainable investment criteria that incorporate elements of negative screening alongside other general and security level (i.e., in terms of a company's activities) ESG-related analysis, using similar data sources as those in the ESG quality review. Ultimately, in keeping with the investment strategy of the fund, the sustainable investment criteria seek to:

- identify and avoid companies that participate in specific areas of activity that Newton deems to be harmful from an environmental or social perspective, or do not follow good governance practices. For example, Newton could deem companies that have large carbon footprints, companies with poor labor standards, or companies that are in direct conflict with the goals of the UN Global Compact ineligible for investment.

- identify and invest in companies that are proactively seeking to manage environmental and social factors to generate sustainable returns. This may also include those companies that are contributing to the development of solutions that will contribute towards addressing environmental and/or social issues, examples of which could include more efficient or reduced use of natural resources or accessibility to healthcare.

There may be situations where the fund will invest in a security of a company that has been identified by Newton as having involvement in potentially harmful activities from an environmental or social perspective. This may arise for certain companies whose activities or operations, typically due to a legacy business mix, have created poor environmental or social outcomes, but are now investing and positively adapting to future needs (for example, this may include energy companies that are preparing for a transition to a lower carbon world). Similarly, in some instances, the fund may invest in a security of a company where Newton determines prevailing ESG information and data provided by external ESG rating providers have not fully captured positive environmental or social-related initiatives of the company.

Ongoing ESG Monitoring, Engagement and Voting. Newton monitors companies held in the fund's portfolio for emerging negative environmental, social or governance issues. This is done through a combination of ongoing qualitative and quantitative research. This research may be supported by engagement with a company's management, including discussion of material ESG issues where relevant. Newton may engage with selected companies to understand better a company's approach to managing emerging ESG issues. Newton may also specifically engage with companies identified as transitioning away from environmentally or socially harmful activities, to help determine the progress being made in achieving their objectives, supporting the changes being made or encouraging further enhancements. Engagement may also be undertaken in an effort to influence and to support change in the business practices or activities of a company and to obtain information that helps Newton achieve a better understanding of the company's circumstances. Newton also makes use of a variety of third-party data and research providers that allow it to monitor changes in the ESG characteristics of a company. Newton typically exercises voting rights at each shareholder meeting of portfolio company holdings. This activity is undertaken in-house to ensure that the opinions expressed through Newton's voting record are in line with Newton's investment and engagement priorities.

The fund is non-diversified.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

● Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

● ESG investment approach risk. The fund's incorporation of ESG considerations into its investment approach may cause it to make different investments than funds that invest principally in equity securities of foreign companies that do not incorporate ESG considerations when selecting investments. Under certain economic conditions, this could cause the fund to underperform funds that do not incorporate ESG considerations. For example, the incorporation of ESG considerations may result in the fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so or selling securities when it might otherwise be disadvantageous for the fund to do so. The incorporation of ESG considerations may also affect the fund’s exposure to certain sectors and/or types of investments, and may adversely impact the fund’s performance depending on whether such sectors or investments are in or out of favor in the market. Newton’s security selection process incorporates ESG data provided by third parties, which may be limited for certain companies and/or only take into account one or a few ESG related components. In addition, ESG data may include quantitative and/or qualitative measures, and consideration of this data may be subjective. Different methodologies may be used by the various data sources that provide ESG data. ESG data from third parties used by Newton as part of its proprietary ESG process often lacks standardization, consistency and transparency, and for certain companies such data may not be available, complete or accurate. Newton’s evaluation of ESG factors relevant to a particular company may be adversely affected in such instances. As a result, the fund’s investments may differ from, and potentially underperform, funds that incorporate ESG data from other sources or utilize other methodologies.

● Foreign investment risk. Because the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. The imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or problems in share registration, settlement or custody, may result in losses for the fund. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. To the extent securities held by the fund trade in a market that is closed when the exchange on which the fund’s shares trade is open, there may be deviations between the current price of a security and the last quoted price for the security in the closed foreign market. These deviations could result in the fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities.

● Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. There may be less information publicly available about an emerging market issuer than about a developed market issuer and/or the available information may be outdated or unreliable. In addition, emerging market issuers may not be subject to accounting, auditing, legal and financial reporting standards comparable to those in developed markets potentially making it difficult to evaluate such issuers. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Additionally, investments in these countries may have restrictions that make it difficult or impossible for the fund to exercise rights, pursue legal remedies, and obtain judgements in foreign courts. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, greater vulnerability to market manipulation, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States.

● Country, companies, industry and market sector risk. The fund may be overweighted or underweighted relative to the MSCI EAFE Index in certain countries, companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to positive or negative developments affecting those countries, companies, industries or sectors.

● European risk. As of the date of this Prospectus, the fund expects to invest significantly in the securities of issuers located in the European region. As a result, the fund is more exposed to the economic and political risks of Europe and of the European countries in which it invests. Any adverse economic or political events in Europe may cause the fund's investments to decline in value. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Countries in Europe will be significantly affected by the fiscal and monetary controls of the Economic and Monetary Union of the European Union (EU). Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the Euro, the default or threat of default by an EU member country on its sovereign debt, and recessions among European countries may have a significant adverse effect on the economies of other European countries. In addition, one or more countries may abandon the Euro and/or withdraw from the EU, such as the U.K.'s formal exit on January 31, 2020, which could potentially have an adverse effect on the value of the fund's investments. There is still considerable uncertainty relating to the potential consequences associated with the U.K.'s exit and whether the exit will increase the likelihood of other countries also departing the EU.

● United Kingdom risk. As of the date of this Prospectus, the fund expects to invest significantly in the securities of U.K issuers. As a result, its performance will be influenced by political, social and economic factors affecting the U.K. The U.K. has one of the largest economies in Europe, and other European countries and the United States are substantial trading partners of the U.K. As a result, the U.K. economy may be impacted by changes to the economic condition of other European countries and the United States. The U.K. economy relies heavily on the export of financial services to other European countries and the United States, therefore, a prolonged slowdown in the financial services sector may have a negative impact on the U.K. economy. Additionally, on January 31, 2020, the U.K. formally withdrew from the EU (commonly referred to as "Brexit") and entered an 11-month transition period, which concluded on December 31, 2020, with the U.K. leaving the EU single market and customs union under the terms of a new trade agreement. The agreement governs the new relationship between the U.K. and EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. There is still considerable uncertainty relating to the potential consequences associated with the exit and whether the U.K.'s exit will increase the likelihood of other countries also departing the EU. Any exits from the EU, or the possibility of such exits, may have a significant impact on the U.K., Europe, and global economies, which may result in increased volatility and illiquidity, new legal and regulatory uncertainties and potentially lower economic growth for these economies that could potentially have an adverse effect on the value of the fund's investments.

● Japan risk. As of the date of this Prospectus, the fund expects to invest significantly in the securities of Japanese companies. As a result, its performance will be influenced by political, social and economic factors affecting Japan. From the late 1990's, Japan's economic growth rate has remained relatively low compared to that of its Asian neighbors and other major developed economies. The economy is characterized by an aging demographic, a declining population, a large government debt and a highly regulated labor market. The Japanese economy is more dependent on international trade than the United States, and can be adversely affected by trade tariffs, other protectionist measures, competition from emerging economies, and the economic conditions of its trading partners.

● Market capitalization risk (small-, mid- and large-cap stock risk). To the extent the fund emphasizes investments in small-, mid- or large-cap stocks, it will assume the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities affecting their business. To the extent the fund invests in small- and mid-cap companies, it will be subject to additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. Smaller companies may have limited product lines, markets or financial resources, or may depend on a limited management group.

● Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

● Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.  The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

● Management risk. The investment process used by the fund's portfolio managers could fail to achieve the fund's investment goal and cause your fund investment to lose value.

● Authorized participants, market makers and liquidity providers risk. The fund has a limited number of financial institutions that may act as Authorized Participants, which are responsible for the creation and redemption activity for the fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, fund shares may trade at a material discount to net asset value and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

● Fluctuation of net asset value, share premiums and discounts risk. As with all exchange-traded funds, fund shares may be bought and sold in the secondary market at market prices. The trading prices of fund shares in the secondary market may differ from the fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

● Trading issues risk. Although fund shares are listed for trading on an exchange and may be listed or traded on other U.S. and non-U.S. stock exchanges as well, there can be no assurance that an active trading market for such fund shares will develop or be maintained. Trading in fund shares may be halted due to market conditions or for reasons that, in the view of the listing exchange, make trading in fund shares inadvisable. In addition, trading in fund shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange "circuit breaker" rules. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the fund will continue to be met or will remain unchanged or that fund shares will trade with any volume, or at all, on any stock exchange.

● New fund risk. The fund is newly organized with limited operating history and there can be no assurance that the fund will grow to or maintain sufficient assets to achieve investment and trading efficiencies.

● Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

Since the fund does not have a full calendar year of operations, past performance information for the fund is not presented in this prospectus.  Annual performance returns provide some indication of the risks of investing in the fund by showing changes in performance from year to year.  Comparison of fund performance to an appropriate index indicates how the fund's average annual returns compare with those of a broad measure of market performance.  The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.  Recent performance information may be available at www.im.bnymellon.com.

Portfolio Management

The fund's investment adviser is BNY Mellon ETF Investment Adviser, LLC and the fund's sub-adviser is Newton, an affiliate of the Adviser.

Paul Markham and Yuko Takano are the fund's primary portfolio managers. Each portfolio manager has been a primary portfolio manager of the fund since its inception in December 2021. Mr. Markham is a portfolio manager for the Global Equity, International Equity and Continental European Equity strategies at Newton. Ms. Takano is a member of the Equity Opportunities team and a portfolio manager on the Sustainable Global Equity and Sustainable US Equity strategies at Newton. Newton's Responsible Investment team provides key input to the portfolio managers of this strategy, including fundamental research and company-level ESG analysis, which leverages Newton's thematic research framework to identify sustainable investment themes, as well as controversy monitoring, company engagement and active proxy voting. Each portfolio manager is jointly and primarily responsible for the day-to-day management of the fund's portfolio.

Purchase and Sale of Fund Shares

The fund will issue (or redeem) fund shares to certain institutional investors known as "Authorized Participants" (typically market makers or other broker-dealers) only in large blocks of fund shares known as Creation Units. Creation Unit transactions are conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the fund and/or cash.

Individual fund shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because fund shares trade at market prices rather than at net asset value (NAV), fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) (the "bid-ask spread"). When available, recent information regarding the fund's NAV, market price, premiums and discounts, and bid-ask spreads will be available at www.im.bnymellon.com.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an individual retirement account (IRA), Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase fund shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Sustainable Global Emerging Markets ETF
Investment Objective

The fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses* (Expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.75%
Distribution and service (12b-1) fees	None
Other expenses[1]	0.00%
Total annual fund operating expenses	0.75%

1 "Other expenses" are based on estimated amounts for the current fiscal year.

* The fund's management agreement provides that BNY Mellon ETF Investment Adviser, LLC (Adviser), the fund's investment adviser, will pay substantially all expenses of the fund, except for the management fees, payments under the fund's 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with any securities lending program to be adopted by the fund, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$77	$240

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. The fund is new and does not yet have a portfolio turnover rate to disclose.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of emerging market companies that demonstrate attractive investment attributes and sustainable business practices. The fund considers an emerging market company to be a company organized or with its principal place of business in, or that has a majority of its assets or business in, or whose securities are primarily listed or traded on exchanges in, an emerging market country. The fund's sub-adviser, Newton Investment Management Limited (Newton), an affiliate of the Adviser, considers a company to be engaged in "sustainable business practices" if the company (i) engages in such practices in an economic sense (i.e., the company's strategy, operations and finances are stable and durable), and takes appropriate measures to manage any material consequences or impact of its policies and operations in relation to environmental, social and governance (ESG) matters (e.g., the company's environmental footprint, labor standards, board structure, etc.) and (ii) supports sustainable development through its business activities or operations at the time of investment (or is expected to do so over the long-term) by contributing to one or more of the UN's Sustainable Development Goals (SDGs), as described below. Companies engaged in sustainable business practices also may include companies that have committed explicitly to improving their environmental and/or social impacts that will lead to a transformation of their business models. No investment will be made in a company that is deemed by Newton to have material negative environmental, social or governance issues with its business activities. Examples of such companies include: tobacco companies due to the health implications of smoking; a company with a large carbon footprint that has no emission reduction target; or a company that is in direct conflict with the goals of the UN Global Compact (a voluntary corporate initiative that seeks to advance universal principles on human rights, labor, environment and anti-corruption).

The fund considers emerging market countries to be all countries represented in the Morgan Stanley Capital International Emerging Markets Index (MSCI® EM Index), the fund's benchmark index. The fund may overweight or underweight certain countries, companies, industries or market sectors relative to the MSCI® EM Index. The fund also may invest in companies organized or with their principal place of business in, or that have a majority of their assets or business in, or whose securities are primarily listed or traded on exchanges in, developed markets and pre-emerging markets (also known as frontier markets).

The fund invests principally in common stocks. The fund may invest in equity securities of companies with any market capitalization. In addition, the fund may, from time to time, invest a significant portion (more than 20%) of its total assets in securities of companies in certain sectors or located in particular countries. As of the date of this Prospectus, the fund expects to invest a significant portion of its assets in securities of companies in the information technology sector. In addition, as of the date of this Prospectus, the fund expects to have significant exposure to securities of companies located in China (including through investments in China A-shares) and India.

Newton seeks attractively-priced companies (determined using both qualitative and quantitative fundamental analysis as described under "Fundamental Research and Analysis" below) with good products or services, strong management and strategic direction that have adopted, or are making progress towards, a sustainable business approach. These are companies that Newton believes should benefit from favorable long-term trends. When selecting stocks for the fund's portfolio, Newton uses an investment process that combines investment themes with fundamental research and analysis, with consideration of ESG matters through, among other things, Newton's proprietary ESG quality review process and application of Newton's sustainable investment criteria, as described below.

Investment Themes. Part of Newton's investment philosophy is the belief that no company, market or economy can be considered in isolation; each must be understood within a broader context. Therefore, Newton's global industry analysts and responsible investment team begin their process by considering the context provided by a series of global investment themes, which are designed to define the broader social, financial and political environment as a framework for understanding events, trends and competitive pressures worldwide.

Fundamental Research and Analysis. Newton next conducts rigorous fundamental analysis of investment opportunities on a global basis and uses cross comparisons of companies all over the world to identify securities that Newton believes will outperform globally. Newton searches for attractively priced companies with good products or services and strong management that Newton perceives to possess a competitive advantage. Newton conducts an initial review of potential investments by assessing, among other factors, a company's price-to-earnings ratio, positive earnings momentum, earnings per share growth expectations, and earnings stability. Newton also utilizes a variety of valuation techniques, which include earnings, asset value, cash flow and cost of capital measurements, in conducting its fundamental analysis.

ESG Quality Review and Sustainable Investment Criteria. Newton integrates the consideration of ESG issues through, among other aspects of its investment process, Newton's proprietary ESG quality review of each individual company, prior to an investment being made in an equity security of a company for the first time. Newton's ESG quality review incorporates qualitative and quantitative information and data from internal and external (e.g., index providers and consultants) sources, including research, reports, screenings, ratings and/or analysis. Newton's ESG quality review is designed to determine if a company is suitable for a sustainable investment strategy.

Newton also employs sustainable investment criteria that incorporate elements of negative screening alongside other general and security level (i.e., in terms of a company's activities) ESG-related analysis, using similar data sources as those in the ESG quality review. Ultimately, in keeping with the investment strategy of the fund, the sustainable investment criteria seek to:

- identify and avoid companies that participate in specific areas of activity that Newton deems to be harmful from an environmental or social perspective, or do not follow good governance practices. For example, Newton could deem companies that have large carbon footprints, companies with poor labor standards, or companies that are in direct conflict with the goals of the UN Global Compact ineligible for investment.

- identify and invest in companies that are proactively seeking to manage environmental and/or social factors to generate sustainable returns. This may also include those companies that are contributing to the development of solutions that will contribute towards addressing environmental and/or social issues, examples of which could include more efficient or reduced use of natural resources or accessibility to healthcare.

- identify and invest in companies that support sustainable development through their business activities or operations at the time of investment (or are expected to do so over the long-term), by contributing to one or more of the SDGs. The SDGs are a call for action by all countries – poor, rich and middle-income – to promote prosperity while protecting the planet. The SDGs recognize that ending poverty must go hand-in-hand with strategies that build economic growth and address a range of social needs including education, health, social protection, and job opportunities, while tackling climate change and environmental protection. Examples of the SDGs include climate action, affordable and clean energy, sustainable cities and communities, good health and wellbeing, quality education and zero hunger.

There may be situations where the fund will invest in a security of a company that has been identified by Newton as having involvement in potentially harmful activities from an environmental or social perspective. This may arise for certain companies whose activities or operations, typically due to a legacy business mix, have created poor environmental or social outcomes, but are now investing and positively adapting to future needs (for example, this may include energy companies that are preparing for a transition to a lower carbon world). Similarly, in some instances, the fund may invest in a security of a company where Newton determines prevailing ESG information and data provided by external ESG rating providers have not fully captured positive environmental or social-related initiatives of the company.

Ongoing ESG Monitoring, Engagement and Voting. Newton monitors companies held in the fund's portfolio for emerging negative environmental, social or governance issues. This is done through a combination of ongoing qualitative and quantitative research. This research may be supported by engagement with a company's management, including discussion of material ESG issues where relevant. Newton may engage with selected companies to understand better a company's approach to managing emerging ESG issues. Newton may also specifically engage with companies identified as transitioning away from environmentally or socially harmful activities, to help determine the progress being made in achieving their objectives, supporting the changes being made or encouraging further enhancements. Engagement may also be undertaken in an effort to influence and to support change in the business practices or activities of a company and to obtain information that helps Newton achieve a better understanding of the company's circumstances. Newton also makes use of a variety of third-party data and research providers that allow it to monitor changes in the ESG characteristics of a company. Newton typically exercises voting rights at each shareholder meeting of portfolio company holdings. This activity is undertaken in-house to ensure that the opinions expressed through Newton's voting record are in line with Newton's investment and engagement priorities.

The fund is non-diversified.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

● Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

● ESG investment approach risk. The fund's incorporation of ESG considerations into its investment approach may cause it to make different investments than funds that invest principally in equity securities of companies in emerging market countries that do not incorporate ESG considerations when selecting investments. Under certain economic conditions, this could cause the fund to underperform funds that do not incorporate ESG considerations. For example, the incorporation of ESG considerations may result in the fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so or selling securities when it might otherwise be disadvantageous for the fund to do so. The incorporation of ESG considerations may also affect the fund’s exposure to certain sectors and/or types of investments, and may adversely impact the fund’s performance depending on whether such sectors or investments are in or out of favor in the market. Newton’s security selection process incorporates ESG data provided by third parties, which may be limited for certain companies and/or only take into account one or a few ESG related components. In addition, ESG data may include quantitative and/or qualitative measures, and consideration of this data may be subjective. Different methodologies may be used by the various data sources that provide ESG data. ESG data from third parties used by Newton as part of its proprietary ESG process often lacks standardization, consistency and transparency, and for certain companies such data may not be available, complete or accurate. Newton’s evaluation of ESG factors relevant to a particular company may be adversely affected in such instances. As a result, the fund’s investments may differ from, and potentially underperform, funds that incorporate ESG data from other sources or utilize other methodologies.

● Foreign investment risk. Because the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. The imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or problems in share registration, settlement or custody, may result in losses for the fund. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. To the extent securities held by the fund trade in a market that is closed when the exchange on which the fund’s shares trade is open, there may be deviations between the current price of a security and the last quoted price for the security in the closed foreign market. These deviations could result in the fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities.

● Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. There may be less information publicly available about an emerging market issuer than about a developed market issuer and/or the available information may be outdated or unreliable. In addition, emerging market issuers may not be subject to accounting, auditing, legal and financial reporting standards comparable to those in developed markets potentially making it difficult to evaluate such issuers. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Additionally, investments in these countries may have restrictions that make it difficult or impossible for the fund to exercise rights, pursue legal remedies, and obtain judgements in foreign courts. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, greater vulnerability to market manipulation, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States.

● China risk. The fund's investments are significantly exposed to issuers located in China, and therefore the fund may be particularly exposed to the economy, industries, securities and currency markets of China. The fund may invest in shares of Chinese companies traded on stock markets in mainland China or Hong Kong, and the Hong Kong stock market may behave differently from the mainland China stock market and there may be little to no correlation between the performance of the Hong Kong stock market and the mainland China stock market. These stock markets have recently experienced high levels of volatility, which may continue in the future. The Chinese economy and markets may be adversely affected by protectionist trade policies, slow economic activity in other Asian countries or worldwide, political and social instability, environmental events and natural disasters, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the United States. China's economy may be dependent on the economies of other Asian countries, many of which are developing countries. Recent protests and unrest have increased tensions between Hong Kong and mainland China. In addition, the current political climate and the further escalation of a trade war between China and the United States may have an adverse effect on both the U.S. and Chinese economies, as each country has imposed tariffs on the other country's products. Additionally, in November 2020, a U.S. executive order was issued prohibiting U.S. persons, including the fund, from transacting in securities of any Chinese company identified as a "Communist Chinese military company" or in instruments that are derivative of, or are designed to provide investment exposure to, prohibited securities of such companies. In June 2021, the executive order was amended to also include companies determined to be involved with China's "surveillance technology sector." It is unclear how long the executive order will continue in effect, but to the extent that it does and further companies are designated, there may be a material adverse impact on the value of those securities and in turn the fund if holding such securities.

● Investments in China A-shares through the Stock Connect Program risk. Investments in China A-shares of certain Chinese companies through the Shanghai-Hong Kong Stock Connect and/or the Shenzhen-Hong Kong Stock Connect program (the "Connect Program") are subject to a number of restrictions that may affect the fund's investments and returns. For example, the Connect Program is subject to quota limitations and an investor cannot purchase and sell the same security on the same trading day, which may restrict the fund’s ability to invest in China A-shares through the Connect Program and to enter into or exit trades on a timely basis. Further, different fees, costs and taxes are imposed on foreign investors acquiring China A-shares acquired through the Connect Program, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure. In addition, there may be circumstances in which trading in China A-shares is not operationally feasible and the fund’s performance could be adversely affected.

● India risk. Investments in Indian issuers involve risks that are specific to India, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, and exchange control regulations (including currency blockage). The securities markets in India are relatively underdeveloped and may subject the fund to higher transaction costs or greater uncertainty than investments in more developed securities markets. Further, the fund's investments are subject to fluctuations in the value of the Indian rupee. Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of India. A high proportion of the securities of many Indian issuers are held by a limited number of persons or entities, which may limit the number of shares available for investment by the fund. Also, a limited number of issuers represent a disproportionately large percentage of market capitalization and trading value. In addition, religious and border disputes persist in India. India has historically experienced hostilities with neighboring countries, such as Pakistan, and the Indian government has confronted separatist movements in several Indian states. Instability as a result of these social and political tensions could adversely impact the value of the fund's investments.

● Frontier market risk. The risks associated with investments in frontier market countries include all the risks described above for investments in foreign securities and emerging markets, although the risks are magnified for frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, greater market volatility, lower trading volume, more political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than typically found in more developed markets.

● Country, companies, industry and market sector risk. The fund may be overweighted or underweighted relative to the MSCI® EM Index in certain countries, companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to positive or negative developments affecting those countries, companies, industries or sectors.

● Market capitalization risk (small-, mid- and large-cap stock risk). To the extent the fund emphasizes investments in small-, mid- or large-cap stocks, it will assume the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities affecting their business. To the extent the fund invests in small- and mid-cap companies, it will be subject to additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. Smaller companies may have limited product lines, markets or financial resources, or may depend on a limited management group.

● Information technology companies risk. The information technology sector has been among the most volatile sectors of the stock market. Because the fund's investments are significantly exposed to companies in the information technology sector, its performance will be significantly affected by developments in that sector. Information technology companies involve greater risk because their revenue and/or earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain information technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of information technology stocks than it does in other sectors. Fund investments may decline dramatically in value if anticipated products or services are delayed or cancelled. The risks associated with information technology companies are magnified in the case of small-cap technology companies.

● Liquidity risk. When there is little or no active trading market for specific securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. In addition, in stressed market conditions the market for the fund's shares may become less liquid in response to deteriorating liquidity with respect to the fund's portfolio securities, which could lead to differences between the market price of the fund's shares and the net asset value of the fund's shares.

● Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

● Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.  The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

● Management risk. The investment process used by the fund's portfolio managers could fail to achieve the fund's investment goal and cause your fund investment to lose value.

● Authorized participants, market makers and liquidity providers risk. The fund has a limited number of financial institutions that may act as Authorized Participants, which are responsible for the creation and redemption activity for the fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, fund shares may trade at a material discount to net asset value and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

● Fluctuation of net asset value, share premiums and discounts risk. As with all exchange-traded funds, fund shares may be bought and sold in the secondary market at market prices. The trading prices of fund shares in the secondary market may differ from the fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

● Trading issues risk. Although fund shares are listed for trading on an exchange and may be listed or traded on other U.S. and non-U.S. stock exchanges as well, there can be no assurance that an active trading market for such fund shares will develop or be maintained. Trading in fund shares may be halted due to market conditions or for reasons that, in the view of the listing exchange, make trading in fund shares inadvisable. In addition, trading in fund shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange "circuit breaker" rules. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the fund will continue to be met or will remain unchanged or that fund shares will trade with any volume, or at all, on any stock exchange.

● New fund risk. The fund is newly organized with limited operating history and there can be no assurance that the fund will grow to or maintain sufficient assets to achieve investment and trading efficiencies.

● Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

Since the fund does not have a full calendar year of operations, past performance information for the fund is not presented in this prospectus.  Annual performance returns provide some indication of the risks of investing in the fund by showing changes in performance from year to year.  Comparison of fund performance to an appropriate index indicates how the fund's average annual returns compare with those of a broad measure of market performance.  The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.  Recent performance information may be available at www.im.bnymellon.com.

Portfolio Management

The fund's investment adviser is BNY Mellon ETF Investment Adviser, LLC and the fund's sub-adviser is Newton, an affiliate of the Adviser.

Paul Birchenough and Ian Smith are the fund's primary portfolio managers. Each portfolio manager has been a primary portfolio manager of the fund since its inception in December 2021. Each portfolio manager is an investment manager on the emerging markets equity team at Newton. Newton's Responsible Investment team provides key input to the portfolio managers of this strategy, including fundamental research and company-level ESG analysis, which leverages Newton's thematic research framework to identify sustainable investment themes, as well as controversy monitoring, company engagement and active proxy voting. Each portfolio manager is jointly and primarily responsible for the day-to-day management of the fund's portfolio.

Purchase and Sale of Fund Shares

The fund will issue (or redeem) fund shares to certain institutional investors known as "Authorized Participants" (typically market makers or other broker-dealers) only in large blocks of fund shares known as Creation Units. Creation Unit transactions are conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the fund and/or cash.

Individual fund shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because fund shares trade at market prices rather than at net asset value (NAV), fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) (the "bid-ask spread"). When available, recent information regarding the fund's NAV, market price, premiums and discounts, and bid-ask spreads will be available at www.im.bnymellon.com.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an individual retirement account (IRA), Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase fund shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Details

BNY Mellon Sustainable US Equity ETF

The fund seeks long-term capital appreciation. The fund's investment objective may be changed by the fund's board. To pursue its goal, the fund normally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of U.S. companies that demonstrate attractive investment attributes and sustainable business practices. The fund considers a U.S. company to be a company organized or with its principal place of business in, or that has a majority of its assets or business in, or whose securities are primarily listed or traded on exchanges in, the United States. The fund's sub-adviser, Newton Investment Management Limited (Newton), an affiliate of the Adviser, considers a company to be engaged in "sustainable business practices" if the company engages in such practices in an economic sense (i.e., the company's strategy, operations and finances are stable and durable), and takes appropriate measures to manage any material consequences or impact of its policies and operations in relation to environmental, social and governance (ESG) matters (e.g., the company's environmental footprint, labor standards, board structure, etc.). Companies engaged in sustainable business practices also may include companies that have committed explicitly to improving their environmental and/or social impacts that will lead to a transformation of their business models. No investment will be made in a company that is deemed by Newton to have material negative environmental, social or governance issues with its business activities. Examples of such companies include: tobacco companies due to the health implications of smoking; a company with a large carbon footprint that has no emission reduction target; or a company that is in direct conflict with the goals of the UN Global Compact (a voluntary corporate initiative that seeks to advance universal principles on human rights, labor, environment and anti-corruption). The fund's investment policy with respect to the investment of at least 80% of its net assets may be changed by the fund's board, upon 60 days' prior notice to shareholders.

The fund may invest in equity securities of companies with any market capitalization, but focuses on companies with market capitalizations of $5 billion or more at the time of purchase. The fund may invest up to 20% of its net assets in equity securities of foreign companies, including up to 10% of its net assets in the securities of companies in emerging market countries that demonstrate attractive investment attributes and sustainable business practices and deemed by Newton not to have material negative environmental, social or governance issues with their business activities. In addition, the fund may, from time to time, invest a significant portion (more than 20%) of its total assets in securities of companies in certain sectors. As of the date of this Prospectus, the fund expects to invest a significant portion of its assets in securities of companies in the technology sector.

The fund invests principally in common stocks. Although not a principal investment strategy, the fund's equity investments also may include depositary receipts, exchange-traded funds (ETFs), such as those that are designed to track the performance of an index, and real estate investment trusts (REITs), which are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate. With respect to depositary receipts, Newton performs an ESG quality review (discussed below) on the issuer of the underlying security, but not the bank issuing the depositary receipt. Newton does not perform an ESG quality review with respect to issuers of ETFs.

Newton seeks attractively-priced companies (determined using both qualitative and quantitative fundamental analysis as described under "Fundamental Research and Analysis" below) with good products or services, strong management and strategic direction that have adopted, or are making progress towards, a sustainable business approach. These are companies that Newton believes should benefit from favorable long-term trends. When selecting stocks for the fund's portfolio, Newton uses an investment process that combines investment themes with fundamental research and analysis, with consideration of ESG matters through, among other things, Newton's proprietary ESG quality review process and application of Newton's sustainable investment criteria, as described below.

Investment Themes. Part of Newton's investment philosophy is the belief that no company, market or economy can be considered in isolation; each must be understood within a broader context. Therefore, Newton's global industry analysts and responsible investment team begin their process by considering the context provided by a series of global investment themes, which are designed to define the broader social, financial and political environment as a framework for understanding events, trends and competitive pressures worldwide.

Fundamental Research and Analysis. Newton next conducts rigorous fundamental analysis of investment opportunities on a global basis and uses cross comparisons of companies all over the world to identify securities that Newton believes will outperform globally. Newton searches for attractively priced companies with good products or services and strong management that Newton perceives to possess a competitive advantage. Newton conducts an initial review of potential investments by assessing, among other factors, a company's price-to-earnings ratio, positive earnings momentum, earnings per share growth expectations, and earnings stability. Newton also utilizes a variety of valuation techniques, which include earnings, asset value, cash flow and cost of capital measurements, in conducting its fundamental analysis.

ESG Quality Review and Sustainable Investment Criteria. Newton integrates the consideration of ESG issues through, among other aspects of its investment process, Newton's proprietary ESG quality review of each individual company, prior to an investment being made in an equity security of a company for the first time. Newton's ESG quality review incorporates qualitative and quantitative information and data from internal and external (e.g., index providers and consultants) sources, including research, reports, screenings, ratings and/or analysis. Newton's ESG quality review is designed to determine if a company is suitable for a sustainable investment strategy.

Newton's proprietary ESG quality review includes one or more of the following:

• Environmental analysis, which may include an assessment of material environmental issues, such as carbon emissions, water management, energy sources and uses, hazardous materials, environmental benefits, natural resources, biodiversity, land rehabilitation and the risks presented by physical threats such as extreme weather events.

• Social analysis, which may include an assessment of material social issues, such as human rights, human capital management, diversity, equality and inclusion, supply chain management, labor standards, health and safety, business ethics, including consumer protection, and avoidance of corruption in all forms, including extortion and bribery.

• Governance analysis, which may include an assessment of corporate governance structures and processes and seeks to take into account the particular company circumstances and regulatory restrictions, guidelines and established best practices with respect to board structure, such as the balance between executive and independent board representation, succession planning, capital structure, remuneration, risk management, internal controls, shareholder rights, ownership structure and transparency.

Newton also employs sustainable investment criteria that incorporate elements of negative screening alongside other general and security level (i.e., in terms of a company's activities) ESG-related analysis, using similar data sources as those in the ESG quality review. Ultimately, in keeping with the investment strategy of the fund, the sustainable investment criteria seek to:

- identify and avoid companies that participate in specific areas of activity that Newton deems to be harmful from an environmental, or social perspective, or do not follow good governance practices. For example, Newton could deem companies that have large carbon footprints, companies with poor labor standards, or companies that are in direct conflict with the goals of the UN Global Compact ineligible for investment.

- identify and invest in companies that are proactively seeking to manage environmental and/or social factors to generate sustainable returns. This may also include those companies that are contributing to the development of solutions that will contribute towards addressing environmental and/or social issues, examples of which could include more efficient or reduced use of natural resources or accessibility to healthcare.

There may be situations where the fund will invest in a security of a company that has been identified by Newton as having involvement in potentially harmful activities from an environmental or social perspective. This may arise for certain companies whose activities or operations, typically due to a legacy business mix, have created poor environmental or social outcomes, but are now investing and positively adapting to future needs (for example, this may include energy companies that are preparing for a transition to a lower carbon world). Similarly, in some instances, the fund may invest in a security of a company where Newton determines prevailing ESG information and data provided by external ESG rating providers have not fully captured positive environmental or social-related initiatives of the company.

Ongoing ESG Monitoring, Engagement and Voting. Newton monitors companies held in the fund's portfolio for emerging negative environmental, social or governance issues. This is done through a combination of ongoing qualitative and quantitative research. This research may be supported by engagement with a company's management, including discussion of material ESG issues where relevant. Newton may engage with selected companies to understand better a company's approach to managing emerging ESG issues. Newton may also specifically engage with companies identified as transitioning away from environmentally or socially harmful activities, to help determine the progress being made in achieving their objectives, supporting the changes being made or encouraging further enhancements. Engagement may also be undertaken in an effort to influence and to support change in the business practices or activities of a company and to obtain information that helps Newton achieve a better understanding of the company's circumstances. Newton also makes use of a variety of third-party data and research providers that allow it to monitor changes in the ESG characteristics of a company. Newton typically exercises voting rights at each shareholder meeting of portfolio company holdings. This activity is undertaken in-house to ensure that the opinions expressed through Newton's voting record are in line with Newton's investment and engagement priorities.

Sell Discipline. The fund's portfolio managers typically will consider selling a security as a result of one or more of the following:

• price movement and market activity have created an excessive valuation;

• the valuation of the company has become expensive relative to its peers;

• the company has encountered a material negative environmental, social or governance issue with its business practices, as determined by Newton;

• there has been a significant change in the prospects of the company;

• there has been a change in Newton's view of global investment themes (as described above); or

• profit-taking.

Other Information. Although not a principal investment strategy, the fund may, but is not required to, take long and short positions in derivative instruments as a substitute for investing directly in an underlying asset or currency, to increase returns, to manage foreign currency risk, as part of a hedging strategy or for other purposes related to the management of the fund. To the extent the fund invests in derivatives, Newton does not perform an ESG quality review with respect to the issuers of derivatives or the underlying companies comprising an index referenced by a derivative; however, the fund does not intend to use derivatives to gain exposure to individual issuers of securities that it would otherwise not invest in directly. The derivative instruments in which the fund may invest include principally options, futures and options on futures (including those relating to securities, indices and foreign currencies), forward contracts and swap agreements. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset.

Under adverse market conditions, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding cash or investing, without limit, in cash equivalents or other fixed income securities. When this allocation happens, the fund may not achieve its investment objective.

The fund is non-diversified.

BNY Mellon Sustainable International Equity ETF

The fund seeks long-term capital appreciation. The fund's investment objective may be changed by the fund's board. To pursue its goal, the fund normally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of foreign companies that demonstrate attractive investment attributes and sustainable business practices. The fund considers a foreign company to be a company organized or with its principal place of business in, or that has a majority of its assets or business in, or whose securities are primarily listed or traded on exchanges in, a country outside the United States. The fund's sub-adviser, Newton Investment Management Limited (Newton), an affiliate of the Adviser, considers a company to be engaged in "sustainable business practices" if the company engages in such practices in an economic sense (i.e., the company's strategy, operations and finances are stable and durable), and takes appropriate measures to manage any material consequences or impact of its policies and operations in relation to environmental, social and governance (ESG) matters (e.g., the company's environmental footprint, labor standards, board structure, etc.). Companies engaged in sustainable business practices also may include companies that have committed explicitly to improving their environmental and/or social impacts that will lead to a transformation of their business models. No investment will be made in a company that is deemed by Newton to have material negative environmental, social or governance issues with its business activities. Examples of such companies include: tobacco companies due to the health implications of smoking; a company with a large carbon footprint that has no emission reduction target; or a company that is in direct conflict with the goals of the UN Global Compact (a voluntary corporate initiative that seeks to advance universal principles on human rights, labor, environment and anti-corruption). The fund's investment policy with respect to the investment of at least 80% of its net assets may be changed by the fund's board, upon 60 days' prior notice to shareholders.

The fund may overweight or underweight certain countries, companies, industries or market sectors relative to the MSCI EAFE Index, the fund's benchmark index. The MSCI EAFE Index is a free-float adjusted, market-capitalization-weighted index designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The fund may invest up to 25% of its net assets in stocks of companies located in countries (other than the United States) not represented in the MSCI EAFE Index, including up to 20% of its net assets in the securities of companies primarily listed on exchanges in emerging market countries that demonstrate attractive investment attributes and sustainable business practices and deemed by Newton not to have material negative environmental, social or governance issues with their business activities. Emerging market countries are considered countries other than the U.S., Canada and the countries represented in the MSCI EAFE Index. In addition, the fund may, from time to time, invest a significant portion (more than 20%) of its total assets in securities of companies in certain sectors or located in particular countries. As of the date of this Prospectus, the fund expects to have significant exposure to securities of companies located in the United Kingdom (U.K.), the broader European region and Japan.

The fund invests principally in common stocks. Although not a principal investment strategy, the fund's equity investments also may include depositary receipts, exchange-traded funds (ETFs), such as those that are designed to track the performance of an index, and real estate investment trusts (REITs), which are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate. With respect to depositary receipts, Newton performs an ESG quality review (discussed below) on the issuer of the underlying security, but not the bank issuing the depositary receipt. Newton does not perform an ESG quality review with respect to issuers of ETFs. The fund may invest in equity securities of companies with any market capitalization.

Newton seeks attractively-priced companies (determined using both qualitative and quantitative fundamental analysis as described under "Fundamental Research and Analysis" below) with good products or services, strong management and strategic direction that have adopted, or are making progress towards, a sustainable business approach. These are companies that Newton believes should benefit from favorable long-term trends. When selecting stocks for the fund's portfolio, Newton uses an investment process that combines investment themes with fundamental research and analysis, with consideration of ESG matters through, among other things, Newton's proprietary ESG quality review process and application of Newton's sustainable investment criteria, as described below.

Investment Themes. Part of Newton's investment philosophy is the belief that no company, market or economy can be considered in isolation; each must be understood within a broader context. Therefore, Newton's global industry analysts and responsible investment team begin their process by considering the context provided by a series of global investment themes, which are designed to define the broader social, financial and political environment as a framework for understanding events, trends and competitive pressures worldwide.

Fundamental Research and Analysis. Newton next conducts rigorous fundamental analysis of investment opportunities on a global basis and uses cross comparisons of companies all over the world to identify securities that Newton believes will outperform globally. Newton searches for attractively priced companies with good products or services and strong management that Newton perceives to possess a competitive advantage. Newton conducts an initial review of potential investments by assessing, among other factors, a company's price-to-earnings ratio, positive earnings momentum, earnings per share growth expectations, and earnings stability. Newton also utilizes a variety of valuation techniques, which include earnings, asset value, cash flow and cost of capital measurements, in conducting its fundamental analysis.

ESG Quality Review and Sustainable Investment Criteria. Newton integrates the consideration of ESG issues through, among other aspects of its investment process, Newton's proprietary ESG quality review of each individual company, prior to an investment being made in an equity security of a company for the first time. Newton's ESG quality review incorporates qualitative and quantitative information and data from internal and external (e.g., index providers and consultants) sources, including research, reports, screenings, ratings and/or analysis. Newton's ESG quality review is designed to determine if a company is suitable for a sustainable investment strategy.

Newton's proprietary ESG quality review includes one or more of the following:

• Environmental analysis, which may include an assessment of material environmental issues, such as carbon emissions, water management, energy sources and uses, hazardous materials, environmental benefits, natural resources, biodiversity, land rehabilitation and the risks presented by physical threats such as extreme weather events.

• Social analysis, which may include an assessment of material social issues, such as human rights, human capital management, diversity, equality and inclusion, supply chain management, labor standards, health and safety, business ethics, including consumer protection, and avoidance of corruption in all forms, including extortion and bribery.

• Governance analysis, which may include an assessment of corporate governance structures and processes and seeks to take into account the particular company circumstances and regulatory restrictions, guidelines and established best practices with respect to board structure, such as the balance between executive and independent board representation, succession planning, capital structure, remuneration, risk management, internal controls, shareholder rights, ownership structure and transparency.

Newton also employs sustainable investment criteria that incorporate elements of negative screening alongside other general and security level (i.e., in terms of a company's activities) ESG-related analysis, using similar data sources as those in the ESG quality review. Ultimately, in keeping with the investment strategy of the fund, the sustainable investment criteria seek to:

- identify and avoid companies that participate in specific areas of activity that Newton deems to be harmful from an environmental, or social perspective, or do not follow good governance practices. For example, Newton could deem companies that have large carbon footprints, companies with poor labor standards, or companies that are in direct conflict with the goals of the UN Global Compact ineligible for investment.

- identify and invest in companies that are proactively seeking to manage environmental and/or social factors to generate sustainable returns. This may also include those companies that are contributing to the development of solutions that will contribute towards addressing environmental and/or social issues, examples of which could include more efficient or reduced use of natural resources or accessibility to healthcare.

There may be situations where the fund will invest in a security of a company that has been identified by Newton as having involvement in potentially harmful activities from an environmental or social perspective. This may arise for certain companies whose activities or operations, typically due to a legacy business mix, have created poor environmental or social outcomes, but are now investing and positively adapting to future needs (for example, this may include energy companies that are preparing for a transition to a lower carbon world). Similarly, in some instances, the fund may invest in a security of a company where Newton determines prevailing ESG information and data provided by external ESG rating providers have not fully captured positive environmental or social-related initiatives of the company.

Ongoing ESG Monitoring, Engagement and Voting. Newton monitors companies held in the fund's portfolio for emerging negative environmental, social or governance issues. This is done through a combination of ongoing qualitative and quantitative research. This research may be supported by engagement with a company's management, including discussion of material ESG issues where relevant. Newton may engage with selected companies to understand better a company's approach to managing emerging ESG issues. Newton may also specifically engage with companies identified as transitioning away from environmentally or socially harmful activities, to help determine the progress being made in achieving their objectives, supporting the changes being made or encouraging further enhancements. Engagement may also be undertaken in an effort to influence and to support change in the business practices or activities of a company and to obtain information that helps Newton achieve a better understanding of the company's circumstances. Newton also makes use of a variety of third-party data and research providers that allow it to monitor changes in the ESG characteristics of a company. Newton typically exercises voting rights at each shareholder meeting of portfolio company holdings. This activity is undertaken in-house to ensure that the opinions expressed through Newton's voting record are in line with Newton's investment and engagement priorities.

Sell Discipline. The fund's portfolio managers typically will consider selling a security as a result of one or more of the following:

• price movement and market activity have created an excessive valuation;

• the valuation of the company has become expensive relative to its peers;

• the company has encountered a material negative environmental, social or governance issue with its business practices, as determined by Newton;

• there has been a significant change in the prospects of the company;

• there has been a change in Newton's view of global investment themes (as described above); or

• profit-taking.

Other Information. Although not a principal investment strategy, the fund may, but is not required to, take long and short positions in derivative instruments as a substitute for investing directly in an underlying asset or currency, to increase returns, to manage foreign currency risk, as part of a hedging strategy or for other purposes related to the management of the fund. To the extent the fund invests in derivatives, Newton does not perform an ESG quality review with respect to the issuers of derivatives or the underlying companies comprising an index referenced by a derivative; however, the fund does not intend to use derivatives to gain exposure to individual issuers of securities that it would otherwise not invest in directly. The derivative instruments in which the fund may invest include principally options, futures and options on futures (including those relating to securities, indices and foreign currencies), forward contracts and swap agreements. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset.

Under adverse market conditions, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding cash or investing, without limit, in cash equivalents or other fixed income securities. When this allocation happens, the fund may not achieve its investment objective.

The fund is non-diversified.

BNY Mellon Sustainable Global Emerging Markets ETF

The fund seeks long-term capital appreciation. The fund's investment objective may be changed by the fund's board. To pursue its goal, the fund normally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of emerging market companies that demonstrate attractive investment attributes and sustainable business practices. The fund considers an emerging market company to be a company organized or with its principal place of business in, or that has a majority of its assets or business in, or whose securities are primarily listed or traded on exchanges in, an emerging market country. The fund's sub-adviser, Newton Investment Management Limited (Newton), an affiliate of the Adviser, considers a company to be engaged in "sustainable business practices" if the company (i) engages in such practices in an economic sense (i.e., the company's strategy, operations and finances are stable and durable), and takes appropriate measures to manage any material consequences or impact of its policies and operations in relation to environmental, social and governance (ESG) matters (e.g., the company's environmental footprint, labor standards, board structure, etc.) and (ii) supports sustainable development through its business activities or operations at the time of investment (or is expected to do so over the long-term) by contributing to one or more of the UN's Sustainable Development Goals (SDGs), as described below. Companies engaged in sustainable business practices also may include companies that have committed explicitly to improving their environmental and/or social impacts that will lead to a transformation of their business models. No investment will be made in a company that is deemed by Newton to have material negative environmental, social or governance issues with its business activities. Examples of such companies include: tobacco companies due to the health implications of smoking; a company with a large carbon footprint that has no emission reduction target; or a company that is in direct conflict with the goals of the UN Global Compact (a voluntary corporate initiative that seeks to advance universal principles on human rights, labor, environment and anti-corruption). The fund's investment policy with respect to the investment of at least 80% of its net assets may be changed by the fund's board, upon 60 days' prior notice to shareholders.

The fund considers emerging market countries to be all countries represented in the Morgan Stanley Capital International Emerging Markets Index (MSCI® EM Index), the fund's benchmark index. The MSCI® EM Index is a free float-adjusted, market-capitalization-weighted index designed to measure the equity performance of emerging market countries in Africa, Asia, Europe, Latin America, and the Middle East. The fund also may invest in companies organized or with their principal place of business in, or that have a majority of their assets or business in, or whose securities are primarily listed or traded on exchanges in, developed markets and pre-emerging markets (also known as frontier markets). The fund may overweight or underweight certain countries, companies, industries or market sectors relative to the MSCI® EM Index.

The fund invests principally in common stocks. Although not a principal investment strategy, the fund's equity investments also may include depositary receipts, exchange-traded funds (ETFs), such as those that are designed to track the performance of an index, and real estate investment trusts (REITs), which are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate. With respect to depositary receipts, Newton performs an ESG quality review (discussed below) on the issuer of the underlying security, but not the bank issuing the depositary receipt. Newton does not perform an ESG quality review with respect to issuers of ETFs. The fund may invest in equity securities of companies with any market capitalization. In addition, the fund may, from time to time, invest a significant portion (more than 20%) of its total assets in securities of companies in certain sectors or located in particular countries. As of the date of this Prospectus, the fund expects to invest a significant portion of its assets in securities of companies in the information technology sector. In addition, as of the date of this Prospectus, the fund expects to have significant exposure to securities of companies located in China (including through investments in China A-shares) and India.

Newton seeks attractively-priced companies (determined using both qualitative and quantitative fundamental analysis as described under "Fundamental Research and Analysis" below) with good products or services, strong management and strategic direction that have adopted, or are making progress towards, a sustainable business approach. These are companies that Newton believes should benefit from favorable long-term trends. When selecting stocks for the fund's portfolio, Newton uses an investment process that combines investment themes with fundamental research and analysis, with consideration of ESG matters through, among other things, Newton's proprietary ESG quality review process and application of Newton's sustainable investment criteria, as described below.

Investment Themes. Part of Newton's investment philosophy is the belief that no company, market or economy can be considered in isolation; each must be understood within a broader context. Therefore, Newton's global industry analysts and responsible investment team begin their process by considering the context provided by a series of global investment themes, which are designed to define the broader social, financial and political environment as a framework for understanding events, trends and competitive pressures worldwide.

Fundamental Research and Analysis. Newton next conducts rigorous fundamental analysis of investment opportunities on a global basis and uses cross comparisons of companies all over the world to identify securities that Newton believes will outperform globally. Newton searches for attractively priced companies with good products or services and strong management that Newton perceives to possess a competitive advantage. Newton conducts an initial review of potential investments by assessing, among other factors, a company's price-to-earnings ratio, positive earnings momentum, earnings per share growth expectations, and earnings stability. Newton also utilizes a variety of valuation techniques, which include earnings, asset value, cash flow and cost of capital measurements, in conducting its fundamental analysis.

ESG Quality Review and Sustainable Investment Criteria. Newton integrates the consideration of ESG issues through, among other aspects of its investment process, Newton's proprietary ESG quality review of each individual company, prior to an investment being made in an equity security of a company for the first time. Newton's ESG quality review incorporates qualitative and quantitative information and data from internal and external (e.g., index providers and consultants) sources, including research, reports, screenings, ratings and/or analysis. Newton's ESG quality review is designed to determine if a company is suitable for a sustainable investment strategy.

Newton's proprietary ESG quality review includes one or more of the following:

• Environmental analysis, which may include an assessment of material environmental issues, such as carbon emissions, water management, energy sources and uses, hazardous materials, environmental benefits, natural resources, biodiversity, land rehabilitation and the risks presented by physical threats such as extreme weather events.

• Social analysis, which may include an assessment of material social issues, such as human rights, human capital management, diversity, equality and inclusion, supply chain management, labor standards, health and safety, business ethics, including consumer protection, and avoidance of corruption in all forms, including extortion and bribery.

• Governance analysis, which may include an assessment of corporate governance structures and processes and seeks to take into account the particular company circumstances and regulatory restrictions, guidelines and established best practices with respect to board structure, such as the balance between executive and independent board representation, succession planning, capital structure, remuneration, risk management, internal controls, shareholder rights, ownership structure and transparency.

Newton also employs sustainable investment criteria that incorporate elements of negative screening alongside other general and security level (i.e., in terms of a company's activities) ESG-related analysis, using similar data sources as those in the ESG quality review. Ultimately, in keeping with the investment strategy of the fund, the sustainable investment criteria seek to:

- identify and avoid companies that participate in specific areas of activity that Newton deems to be harmful from an environmental, or social perspective, or do not follow good governance practices. For example, Newton could deem companies that have large carbon footprints, companies with poor labor standards, or companies that are in direct conflict with the goals of the UN Global Compact ineligible for investment.

- identify and invest in companies that are proactively seeking to manage environmental and/or social factors to generate sustainable returns. This may also include those companies that are contributing to the development of solutions that will contribute towards addressing environmental and/or social issues, examples of which could include more efficient or reduced use of natural resources or accessibility to healthcare.

- identify and invest in companies that support sustainable development through their business activities or operations at the time of investment (or are expected to do so over the long-term), by contributing to one or more of the SDGs. The SDGs are a call for action by all countries – poor, rich and middle-income – to promote prosperity while protecting the planet. The SDGs recognize that ending poverty must go hand-in-hand with strategies that build economic growth and address a range of social needs including education, health, social protection, and job opportunities, while tackling climate change and environmental protection. Examples of the SDGs include climate action, affordable and clean energy, sustainable cities and communities, good health and wellbeing, quality education and zero hunger.

There may be situations where the fund will invest in a security of a company that has been identified by Newton as having involvement in potentially harmful activities from an environmental or social perspective. This may arise for certain companies whose activities or operations, typically due to a legacy business mix, have created poor environmental or social outcomes, but are now investing and positively adapting to future needs (for example, this may include energy companies that are preparing for a transition to a lower carbon world). Similarly, in some instances, the fund may invest in a security of a company where Newton determines prevailing ESG information and data provided by external ESG rating providers have not fully captured positive environmental or social-related initiatives of the company.

Ongoing ESG Monitoring, Engagement and Voting. Newton monitors companies held in the fund's portfolio for emerging negative environmental, social or governance issues. This is done through a combination of ongoing qualitative and quantitative research. This research may be supported by engagement with a company's management, including discussion of material ESG issues where relevant. Newton may engage with selected companies to understand better a company's approach to managing emerging ESG issues. Newton may also specifically engage with companies identified as transitioning away from environmentally or socially harmful activities, to help determine the progress being made in achieving their objectives, supporting the changes being made or encouraging further enhancements. Engagement may also be undertaken in an effort to influence and to support change in the business practices or activities of a company and to obtain information that helps Newton achieve a better understanding of the company's circumstances. Newton also makes use of a variety of third-party data and research providers that allow it to monitor changes in the ESG characteristics of a company. Newton typically exercises voting rights at each shareholder meeting of portfolio company holdings. This activity is undertaken in-house to ensure that the opinions expressed through Newton's voting record are in line with Newton's investment and engagement priorities.

Sell Discipline. The fund's portfolio managers typically will consider selling a security as a result of one or more of the following:

• price movement and market activity have created an excessive valuation;

• the valuation of the company has become expensive relative to its peers;

• the company has encountered a material negative environmental, social or governance issue with its business practices, as determined by Newton;

• there has been a significant change in the prospects of the company;

• there has been a change in Newton's view of global investment themes (as described above); or

• profit-taking.

Other Information. Although not a principal investment strategy, the fund may, but is not required to, take long and short positions in derivative instruments as a substitute for investing directly in an underlying asset or currency, to increase returns, to manage foreign currency risk, as part of a hedging strategy or for other purposes related to the management of the fund. To the extent the fund invests in derivatives, Newton does not perform an ESG quality review with respect to the issuers of derivatives or the underlying companies comprising an index referenced by a derivative; however, the fund does not intend to use derivatives to gain exposure to individual issuers of securities that it would otherwise not invest in directly. The derivative instruments in which the fund may invest include principally options, futures and options on futures (including those relating to securities, indices and foreign currencies), forward contracts and swap agreements. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset.

Under adverse market conditions, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding cash or investing, without limit, in cash equivalents or other fixed income securities. When this allocation happens, the fund may not achieve its investment objective.

The fund is non-diversified.

Investment Risks

An investment in a fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

The table below identifies the principal risks of investing in each fund, as well as the additional risks that are not anticipated to be principal risks of investing in a fund. A "P" designation means that the risk is a "principal risk," and a "NP" designation means that the risk is a "non-principal risk."

Fund Name	BNY Mellon Sustainable US Equity ETF	BNY Mellon Sustainable International Equity ETF	BNY Mellon Sustainable Global Emerging Markets ETF
Authorized participants, market makers and liquidity providers risk	P	P	P
Cash transaction risk	NP	NP	NP
China risk			P
Convertible securities risk	NP	NP	NP
Costs of buying and selling shares risk	NP	NP	NP
Country, companies, industry and market sector risk		P	P
Depositary receipt risk	NP	NP	NP
Derivatives risk	NP	NP	NP
Emerging market risk	NP	P	P
ESG investment approach risk	P	P	P
ETF and other investment company risk	NP	NP	NP
European risk		P
Fluctuation of net asset value, share premiums and discounts risk	P	P	P
Foreign currency risk	NP	NP	NP
Foreign investment risk	NP	P	P
Frontier market risk			P

India risk			P
Information technology companies risk			P
Investments in China A-shares through the Stock Connect Program risk			P
IPO risk	NP	NP	NP
Issuer risk	P	P	P
Japan risk		P
Leverage risk	NP	NP	NP
Liquidity risk	NP	NP	P
Management risk	P	P	P
Market risk	P	P	P

Fund Name	BNY Mellon Sustainable US Equity ETF	BNY Mellon Sustainable International Equity ETF	BNY Mellon Sustainable Global Emerging Markets ETF
Market capitalization risk (small-, mid- and large-cap stock risk)	P	P	P
Market sector risk	P
New fund risk	P	P	P
Non-diversification risk	P	P	P
Preferred stock risk	NP	NP	NP
REIT risk	NP	NP	NP
Risks of stock investing	P	P	P
Technology company risk	P
Temporary investment risk	NP	NP	NP
Trading issues risk	P	P	P
United Kingdom risk		P
Value stock risk			NP

● Authorized participants, market makers and liquidity providers risk. The fund has a limited number of financial institutions that may act as Authorized Participants, which are responsible for the creation and redemption activity for the fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, fund shares may trade at a material discount to net asset value and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

● Cash transaction risk. To the extent the fund sells portfolio securities to meet some or all of a redemption request with cash, the fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in kind. As a result, the fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. Additionally, the fund may incur additional brokerage costs related to buying and selling securities if it utilizes cash as part of a creation or redemption transaction than it would if the fund had transacted entirely in-kind. The fund imposes transaction fees to offset all or a part of the costs associated with utilizing cash as part of a creation or redemption transaction. To the extent that the transaction fees do not offset the costs associated with a cash transaction, the fund’s performance may be negatively impacted.

● China risk. The fund's investments are significantly exposed to issuers located in China, and therefore the fund may be particularly exposed to the economy, industries, securities and currency markets of China. The fund may invest in shares of Chinese companies traded on stock markets in mainland China or Hong Kong, and the Hong Kong stock market may behave differently from the mainland China stock market and there may be little to no correlation between the performance of the Hong Kong stock market and the mainland China stock market. These stock markets have recently experienced high levels of volatility, which may continue in the future. The Chinese economy and markets may be adversely affected by protectionist trade policies, slow economic activity in other Asian countries or worldwide, political and social instability, environmental events and natural disasters, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the United States. China remains a totalitarian country with continuing risk of nationalization, expropriation or confiscation of property. The legal system is still developing, making it more difficult to obtain and/or enforce judgments. Further, the government could at any time alter or discontinue economic reforms. China's economy may be dependent on the economies of other Asian countries, many of which are developing countries. Recent protests and unrest have increased tensions between Hong Kong and mainland China. In addition, the current political climate and the further escalation of a trade war between China and the United States may have an adverse effect on both the U.S. and Chinese economies, as each country has imposed tariffs on the other country's products, which could result in inflationary pressure. These actions may also trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China's export industry, which could have a negative impact on the fund's performance. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. Additionally, in November 2020, a U.S. executive order was issued prohibiting U.S. persons, including the fund, from transacting in securities of any Chinese company identified as a "Communist Chinese military company" or in instruments that are derivative of, or are designed to provide investment exposure to, prohibited securities of such companies. In June 2021, the executive order was amended to also include companies determined to be involved with China's "surveillance technology sector." It is unclear how long the executive order will continue in effect, but to the extent that it does and further companies are designated, there may be a material adverse impact on the value of those securities and in turn the fund if holding such securities. Also, in December 2020, the Holding Foreign Companies Accountability Act ("HFCAA") was signed into law. When implemented, the HFCAA could cause securities of foreign issuers (including China) to be de-listed from U.S. stock exchanges if these companies do not permit U.S. oversight of the auditing of their financial information for three consecutive years. The potential impact of the HFCAA is unclear at this time, but to the extent that a fund currently transacts, or has exposure to, securities of an affected foreign company, there could be a material adverse impact on a fund's ability to achieve its investment objective and cause additional tracking error. All of the foregoing risks could increase the fund's volatility. Additionally, from time to time, and as recently as January 2020, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the fund's investments.

● Convertible securities risk. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations. Convertible securities also offer the potential for capital appreciation through the conversion feature, although there can be no assurance of capital appreciation because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. Synthetic convertible securities are subject to additional risks, including risks associated with derivatives.

● Costs of buying and selling shares risk. Investors buying or selling fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of fund shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for fund shares (the "bid" price) and the price at which an investor is willing to sell fund shares (the "ask" price). This difference in bid and ask prices is often referred to as the "spread" or "bid/ask spread." The bid/ask spread varies over time for fund shares based on trading volume and market liquidity, and is generally lower if fund shares have more trading volume and market liquidity and higher if fund shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling fund shares, including bid/ask spreads, frequent trading of fund shares may significantly reduce investment results and an investment in fund shares may not be advisable for investors who anticipate regularly making small investments.

● Country, companies, industry and market sector risk. The fund may be overweighted or underweighted relative to its benchmark index, in certain countries, companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to positive or negative developments affecting those countries, companies, industries or sectors.

● Depositary receipt risk. Depositary receipts, such as American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert depositary receipts into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related depositary receipt. The fund may invest in depositary receipts through an unsponsored facility where the depositary issues the depositary receipts without an agreement with the company that issues the underlying securities. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of the depositary receipts with respect to the deposited securities. As a result, available information concerning the issuer may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer.

● Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund and increased portfolio volatility. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended. Derivative instruments, such as over-the-counter swap agreements, forward contracts and other over-the-counter transactions, also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Many of the regulatory protections afforded participants on organized exchanges for futures contracts and exchange-traded options, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter derivative transactions. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment, and involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk (lack of a liquid secondary market), credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued). When the fund enters into derivative transactions, it may be required to segregate liquid assets or enter into offsetting positions or otherwise cover its obligations, in accordance with applicable SEC or SEC Staff guidance, while the positions are open. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives, including swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. The Securities and Exchange Commission (SEC) recently adopted Rule 18f-4 under the Investment Company Act of 1940, as amended (1940 Act), which will regulate the use of derivatives for certain funds registered under the 1940 Act.  Unless the fund qualifies as a "limited derivatives user" as defined in Rule 18f-4, the rule would, among other things, require the fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions.  If the fund qualifies as a limited derivatives user, Rule 18f-4 would require the fund to have policies and procedures to manage its aggregate derivatives risk.  These requirements could have an impact on the fund, including a potential increase in cost to enter into derivatives transactions and may require the fund to alter, perhaps materially, its use of derivatives.

● Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies, potentially making prompt liquidation at an attractive price difficult. In addition, such securities may be below investment grade quality and predominantly speculative. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. There may be less information publicly available about an emerging market issuer than about a developed market issuer and/or the available information may be outdated or unreliable. In addition, emerging market issuers may not be subject to accounting, auditing, legal and financial reporting standards comparable to those in developed markets, potentially making it difficult to evaluate such issuers. Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Additionally, investments in these countries may have restrictions that make it difficult or impossible for the fund to exercise rights, pursue legal remedies, and obtain judgements in foreign courts. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, greater vulnerability to market manipulation, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States.

● ESG investment approach risk. The fund's incorporation of ESG considerations into its investment approach may cause it to make different investments than funds that do not incorporate ESG considerations when selecting investments. Under certain economic conditions, this could cause the fund to underperform funds that do not incorporate ESG considerations. For example, the incorporation of ESG considerations may result in the fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so or selling securities when it might otherwise be disadvantageous for the fund to do so. The incorporation of ESG considerations may also affect the fund’s exposure to certain sectors and/or types of investments, and may adversely impact the fund’s performance depending on whether such sectors or investments are in or out of favor in the market. Newton’s security selection process incorporates ESG data provided by third parties, which may be limited for certain companies and/or only take into account one or a few ESG related components. In addition, ESG data may include quantitative and/or qualitative measures, and consideration of this data may be subjective. Different methodologies may be used by the various data sources that provide ESG data. ESG data from third parties used by Newton as part of its proprietary ESG process often lacks standardization, consistency and transparency, and for certain companies such data may not be available, complete or accurate. Newton’s evaluation of ESG factors relevant to a particular company may be adversely affected in such instances. As a result, the fund’s investments may differ from, and potentially underperform, funds that incorporate ESG data from other sources or utilize other methodologies. The fund will vote proxies in a manner that is consistent with its investment approach, which may not always be consistent with maximizing the performance of the company in the short-term.

● ETF and other investment company risk. To the extent the fund invests in pooled investment vehicles, such as ETFs and other investment companies, the fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the fund has invested therein. The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies invest. When the fund invests in an ETF or other investment company, shareholders of the fund will bear indirectly their proportionate share of the expenses of the ETF or other investment company (including management fees) in addition to the expenses of the fund. ETFs are exchange-traded investment companies that are, in many but not all cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. The fund will incur brokerage costs when purchasing and selling shares of ETFs.

● European risk. As of the date of this Prospectus, the fund expects to invest significantly in the securities of issuers located in the European region. As a result, the fund is more exposed to the economic and political risks of Europe and of the European countries in which it invests. Any adverse economic or political events in Europe may cause the fund's investments to decline in value. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Countries in Europe will be significantly affected by the fiscal and monetary controls of the Economic and Monetary Union of the European Union (EU). Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the Euro, the default or threat of default by an EU member country on its sovereign debt, and recessions among European countries may have a significant adverse effect on the economies of other European countries. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. In addition, one or more countries may abandon the Euro and/or withdraw from the EU, such as the U.K.'s formal exit on January 31, 2020, which could potentially have an adverse effect on the value of the fund's investments. There is still considerable uncertainty relating to the potential consequences associated with the U.K.'s exit and whether the exit will increase the likelihood of other countries also departing the EU.

● Fluctuation of net asset value, share premiums and discounts risk. The net asset value of fund shares will generally fluctuate with changes in the market value of the fund's securities holdings. The market prices of fund shares will generally fluctuate in accordance with changes in the fund's net asset value and supply and demand of fund shares on the exchange. It cannot be predicted whether fund shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for fund shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the underlying portfolio trading individually or in the aggregate at any point in time. The market prices of fund shares may deviate significantly from the net asset value of fund shares during periods of market volatility. However, given that fund shares can be created and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of fund shares should not be sustained over long periods. While the creation/redemption feature is designed to make it likely that fund shares normally will trade close to the fund's net asset value, disruptions to creations and redemptions or market volatility may result in trading prices that differ significantly from the fund's net asset value. If an investor purchases fund shares at a time when the market price is at a premium to the net asset value of fund shares or sells at a time when the market price is at a discount to the net asset value of fund shares, then the investor may sustain losses.

● Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

● Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. The imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or problems in share registration, settlement or custody, may result in losses for the fund. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. To the extent securities held by the fund trade in a market that is closed when the exchange on which the fund's shares trade is open, there may be deviations between the current price of a security and the last quoted price for the security in the closed foreign market. These deviations could result in the fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities.

● Frontier market risk. The risks associated with investments in frontier market countries include all the risks described above for investments in foreign securities and emerging markets, although the risks are magnified for frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, greater market volatility, lower trading volume, more political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than typically found in more developed markets. Frontier markets are more prone to economic shocks associated with political and economic risks than are emerging markets generally. Many frontier market countries may be dependent on commodities, foreign trade or foreign aid. As a result, those risks traditionally associated with investments in emerging markets are more pronounced with respect to investments in frontier market economies.

● India risk. Investments in Indian issuers involve risks that are specific to India, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, and exchange control regulations (including currency blockage). The securities markets in India are relatively underdeveloped and may subject the fund to higher transaction costs or greater uncertainty than investments in more developed securities markets. Further, the fund's investments are subject to fluctuations in the value of the Indian rupee. Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of India. A high proportion of the securities of many Indian issuers are held by a limited number of persons or entities, which may limit the number of shares available for investment by the fund. Also, a limited number of issuers represent a disproportionately large percentage of market capitalization and trading value. In addition, religious and border disputes persist in India. India has historically experienced hostilities with neighboring countries, such as Pakistan, and the Indian government has confronted separatist movements in several Indian states. The longstanding dispute with Pakistan over the bordering Indian states of Jammu and Kashmir remains unresolved. Instability as a result of these social and political tensions, as well potential natural or man-made disasters, could adversely impact the value of the fund's investments.

● Information technology companies risk. The information technology sector has been among the most volatile sectors of the stock market. Because the fund's investments are significantly exposed to companies in the information technology sector, its performance will be significantly affected by developments in that sector. Information technology companies involve greater risk because their revenue and/or earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain information technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of information technology stocks than it does in other sectors. Fund investments may decline dramatically in value if anticipated products or services are delayed or cancelled. The risks associated with information technology companies are magnified in the case of small-cap technology companies.

● Investments in China A-shares through the Stock Connect Program risk. Investments in China A-shares of certain Chinese companies through the Shanghai-Hong Kong Stock Connect and/or the Shenzhen-Hong Kong Stock Connect program (the "Connect Program") are subject to a number of restrictions that may affect the fund's investments and returns. For example, the Connect Program is subject to quota limitations and an investor cannot purchase and sell the same security on the same trading day, which may restrict the fund's ability to invest in China A-shares through the Connect Program and to enter into or exit trades on a timely basis. Further, different fees, costs and taxes are imposed on foreign investors acquiring China A-shares acquired through the Connect Program, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure. A primary feature of the Connect Program is the application of the home market's laws and rules applicable to investors in China A-shares. Therefore, the fund's investments in China A-shares purchased through the Connect Program are generally subject to Chinese securities regulations and listing rules, among other restrictions. The Connect Program will only operate on days when both the mainland China and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. There may be occasions when the fund may be subject to the risk of price fluctuations of China A-shares during the time when the Connect Program is not trading. Investments made through the Connect Program are subject to trading, clearance and settlement procedures that could increase the risk of loss to the fund and/or affect the fund's ability to effectively pursue its investment strategy. In addition, there may be circumstances in which trading in China A-shares is not operationally feasible and the fund's performance could be adversely affected. The Connect Program is a relatively new program. Further developments are likely and there can be no assurance as to the Connect Program's continued existence or whether future developments regarding the Connect Program may restrict or adversely affect the fund's investments or returns.

● IPO risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

● Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

● Japan risk. As of the date of this Prospectus, the fund expects to invest a significant portion of its assets in securities of Japanese issuers. As a result, its performance will be influenced by political, social and economic factors affecting Japan. From the late 1990's, Japan's economic growth rate has remained relatively low compared to that of its Asian neighbors and other major developed economies. The economy is characterized by an aging demographic, a declining population, a large government debt and a highly regulated labor market. Economic growth is dependent on domestic consumption, deregulation and consistent government policy. The Japanese economy is more dependent on international trade than the United States, and can be adversely affected by trade tariffs, other protectionist measures, competition from emerging economies, and the economic conditions of its trading partners. Japan has a growing economic relationship with China and other Southeast Asian countries, and economic, political or social instability in those countries, whether resulting from country, regional or global events, could have an adverse affect on Japan's economy. The Japanese yen has fluctuated widely at times, and any material increase in its value may cause a decline in exports that could weaken the Japanese economy. Investments denominated in yen also are subject to the risk that the yen will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. Some of these factors, as well as other adverse political developments, increases in government debt, changes to fiscal, monetary or trade policies, and natural disasters, may affect Japanese markets and the fund's performance.

● Leverage risk. The use of leverage, such as entering into futures contracts or forward currency contracts, may magnify the fund's gains or losses. Because many derivatives have a leverage component, adverse changes in the value of the underlying asset can result in a loss substantially greater than the amount invested in the derivative itself.

● Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. Liquidity can also decline unpredictably in response to overall economic conditions or credit tightening. In addition, n stressed market conditions the market for the fund's shares may become less liquid in response to deteriorating liquidity with respect to the fund's portfolio securities, which could lead to differences between the market price of the fund's shares and the net asset value of the fund's shares.

● Management risk. The investment process and techniques used by the fund's portfolio managers could fail to achieve the fund's investment goal, may cause your fund investment to lose value or may cause the fund to underperform other funds with similar investment goals.

● Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.  The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

● Market capitalization risk (small-, mid- and large-cap stock risk). To the extent the fund emphasizes investments in small-, mid- or large-cap stocks, it will assume the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities affecting their business. To the extent the fund invests in small- and mid-cap companies, it will be subject to additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. Smaller companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the fund's investments will rise and fall based on investor perception rather than economic factors. Investments may be made in anticipation of future products, services or events whose delay or cancellation could cause the stock price to drop.

● Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

● New fund risk. The fund is newly organized with limited operating history. The fund has limited performance history for investors to evaluate and may not attract sufficient assets to achieve investment and trading efficiencies. There can be no assurance that the fund will grow to or maintain an economically viable size, in which case the board of trustees may determine to liquidate the fund, which can be initiated without shareholder approval if the board determines it is in the best interest of shareholders. As a result, the timing of the fund’s liquidation may not be favorable to certain individual shareholders.

● Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

● Preferred stock risk. Preferred stock is a class of a capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.

● REIT risk. Investments in REITs expose the fund to risks similar to investing directly in real estate. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the 1940 Act.

● Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect the particular company, such as management performance, financial leverage and reduced demand for the company's products or services, or factors that affect the company's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

● Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Other investments are made in anticipation of future products, services or events whose delay or cancellation could cause the stock price to drop. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. Some of the fund's investments will rise and fall based on investor perception rather than economic factors.

● Technology company risk. The technology sector has been among the most volatile sectors of the stock market. As of the date of this Prospectus, because the fund expects to invest a significant portion of its assets in securities of companies in the technology sector, its performance will be significantly affected by developments in that sector. Technology companies involve greater risk because their revenue and/or earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of tech stocks than it does in other sectors. Fund investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled.

● Temporary investment risk. Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and/or money market securities, or hold cash. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund's investments may not be consistent with its principal investment strategy, and the fund may not achieve its investment objective.

● Trading issues risk. Although fund shares are listed for trading on an exchange and may be listed or traded on other U.S. and non-U.S. stock exchanges as well, there can be no assurance that an active trading market for such fund shares will develop or be maintained. Trading in fund shares may be halted due to market conditions or for reasons that, in the view of the listing exchange, make trading in fund shares inadvisable. In addition, trading in fund shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange "circuit breaker" rules. Similar to the shares of operating companies listed on a stock exchange, fund shares may be sold short and are therefore subject to the risk of increased volatility in the trading price of the fund's shares. While the fund expects that the ability of Authorized Participants to create and redeem fund shares at net asset value should be effective in reducing any such volatility, there is no guarantee that it will eliminate the volatility associated with such short sales. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the fund will continue to be met or will remain unchanged or that fund shares will trade with any volume, or at all, on any stock exchange.

● United Kingdom risk. As of the date of this Prospectus, the fund expects to invest a significant portion of its assets in securities of U.K issuers. As a result, its performance will be influenced by political, social and economic factors affecting the U.K. The U.K. has one of the largest economies in Europe, and other European countries and the United States are substantial trading partners of the U.K. As a result, the U.K. economy may be impacted by changes to the economic condition of other European countries and the United States. The U.K. economy, along with certain EU economies, experienced a significant economic slowdown during the recent financial crisis, and certain U.K financial institutions suffered significant losses, were severely under-capitalized and required government intervention to survive. The UK economy relies heavily on the export of financial services to other European countries and the United States and, therefore, a prolonged slowdown in the financial services sector may have a negative impact on the U.K. economy. Continued governmental involvement or control in certain sectors may stifle competition in certain sectors or cause adverse effects on economic growth. Additionally, on January 31, 2020, the U.K. formally withdrew from the EU (commonly referred to as "Brexit") and entered an 11-month transition period, which concluded on December 31, 2020, with the U.K. leaving the EU single market and customs union under the terms of a new trade agreement. The agreement governs the new relationship between the U.K. and EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. There is still considerable uncertainty relating to the potential consequences associated with the exit and whether the U.K.'s exit will increase the likelihood of other countries also departing the EU. Any exits from the EU, or the possibility of such exits, may have a significant impact on the U.K., Europe, and global economies, which may result in increased volatility and illiquidity, new legal and regulatory uncertainties and potentially lower economic growth for these economies that could potentially have an adverse effect on the value of the fund's investments. In addition, the U.K has been a target of terrorism in the past. Acts of terrorism in the U.K. or against U.K. interests abroad may cause uncertainty in the U.K. financial markets and adversely affect the performance of the issuers to which the fund has exposure.

● Value stock risk. A "value" style of investing is subject to the risk that the returns on "value" equity securities are less than returns on other styles of investing or the overall stock market. Value stocks present the risk that they may decline in price or never reach their expected full market value because the market fails to recognize a stock's intrinsic worth.

Management

Investment Adviser

The investment adviser for the funds is BNY Mellon ETF Investment Adviser, LLC, 201 Washington Street, Boston, Massachusetts 02108. As of September 30, 2021, the Adviser managed approximately $1.0 billion in 9 fund portfolios. Each of the funds will pay the Adviser a management fee at an annual rate of such fund's average daily net assets as shown in the table below:

Fund	Management Fee
BNY Mellon Sustainable US Equity ETF	0.60%
BNY Mellon Sustainable International Equity ETF	0.70%
BNY Mellon Sustainable Global Emerging Markets ETF	0.75%

Each fund's management agreement provides that the Adviser will pay substantially all expenses of such fund, except for the management fees, payments under the fund's 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with any securities lending program to be adopted by the fund, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business.

The Adviser may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses. Any such voluntary waiver or reimbursement may be eliminated by the Adviser at any time.

The Adviser is an investment adviser registered with the SEC as such pursuant to the Investment Advisers Act of 1940. The Adviser is the primary ETF business, and a wholly-owned subsidiary, of BNY Mellon, a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle. Whether providing financial services for institutions, corporations or individual investors, BNY Mellon delivers informed investment management and investment services in 35 countries. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. As of September 30, 2021, BNY Mellon has $45.0 trillion in assets under custody and administration and $2.3 trillion in assets under management. "BNY Mellon" is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.im.bnymellon.com.

The asset management philosophy of the Adviser is based on the belief that discipline and consistency are important to investment success. For each fund, the Adviser seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

The Adviser has engaged its affiliate, Newton Investment Management Limited, to serve as the sub-adviser for each fund. Newton, subject to the Adviser's supervision and approval, provides day-to-day management of each such fund's assets. Newton is an indirect wholly-owned subsidiary of BNY Mellon founded in 1978 and is regulated by the Financial Conduct Authority in the United Kingdom and registered in the United States with the SEC as an investment adviser. Newton's principal office is located at 160 Queen Victoria Street, London, EC4V, 4LA, United Kingdom. As of September 30, 2021, Newton managed approximately $63.4 billion in discretionary separate accounts and other investment accounts.

A discussion regarding the basis for the board's approval of the funds' advisory agreements with the Adviser, and the sub-investment advisory agreements between the Adviser and Newton on behalf of the funds, will be available in the funds' semi-annual report for the period ended April 30, 2022.

The Adviser has obtained from the SEC an exemptive order, upon which the funds may rely, to use a manager of managers approach that permits the Adviser , subject to certain conditions and approval by the funds' board, to enter into and materially amend sub-investment advisory agreements with one or more sub-advisers who are either unaffiliated or affiliated with the Adviser without obtaining shareholder approval. The exemptive order also relieves the funds from disclosing the sub-investment advisory fee paid by the Adviser to a sub-adviser in documents filed with the SEC and provided to shareholders. A fund is required to disclose (as a dollar amount and a percentage of the fund's assets) (1) the aggregate fees paid to the Adviser and any wholly-owned sub-adviser and (2) the aggregate fees paid to affiliated (i.e., less than wholly-owned) and unaffiliated sub-advisers. The Adviser has ultimate responsibility (subject to oversight by the fund's board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the fund's board. The funds' board, including a majority of the "non-interested" board members, must approve each new sub-adviser. In addition, the funds are required to provide shareholders with information about each new sub-adviser within 90 days of the hiring of any new sub-adviser.

Portfolio Managers

Each portfolio manager listed below is jointly and primarily responsible for the day-to-day management of the applicable fund's assets.

Name of Fund	Primary Portfolio Managers
BNY Mellon Sustainable US Equity ETF	Charles French and Yuko Takano
BNY Mellon Sustainable International Equity ETF	Paul Markham and Yuko Takano
BNY Mellon Sustainable Global Emerging Markets ETF	Paul Birchenough and Ian Smith

Biographical Information

Charles French and Yuko Takano are the primary portfolio managers of the BNY Mellon Sustainable US Equity ETF, positions they have held with the fund since the fund's inception in December, 2021. Mr. French and Ms. Takano are jointly and primarily responsible for managing the fund's portfolio. Mr. French is the investment leader of the Equity Opportunities team at Newton, which is responsible for various core and sustainable active equity strategies. He joined Newton in 2000. Ms. Takano is a member of the Equity Opportunities team and a portfolio manager on the Sustainable Global Equity and Sustainable US Equity strategies at Newton. She joined Newton in 2011. Newton's Responsible Investment team provides key input to the portfolio managers of this strategy including fundamental research and company-level ESG analysis, which leverages Newton's thematic research framework to identify sustainable investment themes, as well as controversy monitoring, company engagement and active proxy voting.

Paul Markham and Yuko Takano are the primary portfolio managers of the BNY Mellon Sustainable International Equity ETF, positions they have held with the fund since the fund's inception in December, 2021. Mr. Markham and Ms. Takano are jointly and primarily responsible for managing the fund's portfolio. Mr. Markham is a portfolio manager for the Global Equity, International Equity and Continental European Equity strategies at Newton. He joined Newton in 1998. Ms. Takano is a member of the Equity Opportunities team and a portfolio manager on the Sustainable Global Equity and Sustainable US Equity strategies at Newton. She joined Newton in 2011. Newton's Responsible Investment team provides key input to the portfolio managers of this strategy including fundamental research and company-level ESG analysis, which leverages Newton's thematic research framework to identify sustainable investment themes, as well as controversy monitoring, company engagement and active proxy voting.

Paul Birchenough and Ian Smith are the primary portfolio managers of the BNY Mellon Sustainable Global Emerging Markets ETF, positions they have held with the fund since the fund's inception in December, 2021. Messrs. Birchenough and Smith are jointly and primarily responsible for managing the fund's portfolio. Mr. Birchenough is an investment manager on the emerging markets equities team at Newton, where he has been employed since October 2020. Prior to joining Newton, Mr. Birchenough was a global emerging market equity portfolio manager at AXA Investment Managers, where he had worked since April 2011. Mr. Smith is an investment manager on the emerging markets equities team at Newton, where he has been employed since October 2020. Prior to joining Newton, Mr. Smith was a global emerging market equity portfolio manager at AXA Investment Managers, where he had worked since February 2012. Newton's Responsible Investment team provides key input to the portfolio managers of this strategy including fundamental research and company-level ESG analysis, which leverages Newton's thematic research framework to identify sustainable investment themes, as well as controversy monitoring, company engagement and active proxy voting.

Each fund's Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

Code of Ethics

Each fund, the Adviser, Newton and BNY Mellon Securities Corporation (BNYMSC) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by a fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees is done in a manner that does not disadvantage a fund or other client accounts.

Newton Comparable Account Performance Information

Newton, the sub-adviser of BNY Mellon Sustainable US Equity ETF, manages or sub-advises three funds that are registered as investment companies under the 1940 Act and a discretionary pooled investment vehicle that is not registered under the 1940 Act, using substantially similar investment objectives, policies and strategies as it does managing the BNY Mellon Sustainable US Equity ETF's assets (Comparable Accounts). The tables below show the returns for the Account Composite, which includes all Comparable Accounts that are substantially similar to the BNY Mellon Sustainable US Equity ETF. Additionally, the returns for the S&P 500 Index, the BNY Mellon Sustainable US Equity ETF's benchmark index, are provided below to represent the investment environment existing at the time periods shown. Investors cannot invest directly in an index. The performance data does not represent the performance of the BNY Mellon Sustainable US Equity ETF and should not be considered a substitute for the fund's performance. Investors should not consider this performance data as an indication of the future performance of the BNY Mellon Sustainable US Equity ETF.

The net total return performance figures for the Account Composite reflect the deduction of the highest current management fee received by Newton with respect to its management of any of the Comparable Accounts, withholding taxes, local taxes, exchange fees, and brokerage commissions during the periods shown. Information on the fees charged to investors in the Comparable Accounts is available upon request from the Adviser. Because one of the Comparable Accounts is not registered as an investment company under the 1940 Act, the performance of the Account Composite could have been adversely affected by the imposition of certain regulatory requirements, restrictions and limitations if such Comparable Account had been regulated as an investment company under the U.S. federal securities and tax laws. Additionally, although it is anticipated that the fund and the Comparable Accounts will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and in any cash flow as compared to the Comparable Accounts may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular fund holdings. In addition, differences in operating expenses among the fund and the Comparable Accounts would result in different investment results than the performance shown. Please remember that past performance is not indicative of future returns, and that the investment return and principal value of an investment will fluctuate, sometimes dramatically, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Historical performance information for the Account Composite and the S&P 500 Index is shown below. Performance figures for the Account Composite are time-weighted rates of return, which include the deduction of transaction costs. This calculation method differs from guidelines of the SEC for calculating performance of mutual funds and ETFs. If the performance was calculated in accordance with SEC standardized performance methodology, the performance results shown below would have been lower. All returns are calculated in U.S. dollars and reflect the reinvestment of dividends and other distributions. Additional information regarding Newton's policies and procedures for calculating and reporting performance returns, and a listing and description of all of its composites, are available upon request by calling 1-833-ETF-BNYM.

Newton Sustainable US Equity (US$) Composite
Annual Total Returns

Year Ended December 31	Account Composite Net Total Return	S&P 500 Index Total Return	Number of Accounts	Account Composite Total Assets
2017[1]	7.70%	13.23%	2	$567 million
2018	-4.31%	-4.94%	2	$473 million
2019	34.41%	30.70%	2	$616 million
2020	24.27%	17.75%	4	$996 million

____________________________

1 Composite creation date was April 30, 2017 and performance calculation started from May 1, 2017.

The year-to-date net total return of the Account Composite as of 9/30/2021 was 14.71% and the S&P 500 Index was 15.92%.

Newton Sustainable US Equity (US$) Composite
Average Annual Net Total Returns as of 9/30/21

	1 Year	3 Years	Since Inception[2] 4/30/2017
Account Composite[1]	27.78%	18.68%	16.65%
S&P 500 Index	30.00%	15.99%	16.48%

____________________________

1  The performance figures for the Account Composite reflect the deduction of the highest current management fee received by Newton with respect to its management of any of the Comparable Accounts, withholding taxes, local taxes, exchange fees and brokerage commissions during the periods shown.

2  Composite creation date was April 30, 2017 and performance calculation started from May 1, 2017.

Distributor and Distribution and Service Plan

BNYMSC, a wholly-owned subsidiary of the BNY Mellon, serves as distributor of the funds. BNYMSC does not distribute fund shares in less than creation units, nor does it maintain a secondary market in fund shares. BNYMSC may enter into selected agreements with other broker-dealers or other qualified financial institutions for the sale of creation units of fund shares. BNYMSC also serves as distributor for other affiliated mutual funds.

The board of trustees of the trust has adopted a distribution and service plan (Plan) pursuant to Rule 12b-1 under the 1940 Act for each fund.

Under the Plan, the funds are authorized to pay fees in connection with the sale and distribution of each fund’s respective shares in an amount up to 0.25% of each fund’s average daily net assets each year. No payments pursuant to the Plan will be made through at least the first twelve (12) months of operation. Additionally, the implementation of any such payments would have to be approved by the board prior to implementation. Because these fees would be paid out of a fund's assets on an ongoing basis, if payments are made in the future, these fees will increase the cost of your investment and will cost you more over time.

Additional Information

Additional Purchase and Sale Information

Fund shares are listed for secondary trading on the NYSE Arca, Inc. and individual fund shares may only be purchased and sold in the secondary market through a broker-dealer. The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. An exchange may close early on the business day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If you buy or sell fund shares in the secondary market, you will pay the secondary market price for fund shares. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

The trading prices of fund shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the relevant fund's net asset value, which is calculated at the end of each business day (normally 4:00 p.m. Eastern time). Fund shares will trade on an exchange at market prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily net asset value of fund shares. The trading prices of fund shares may deviate significantly from the relevant fund's net asset value during periods of market volatility. Given, however, that fund shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained over long periods. Each business day, the following information will be available at www.im.bnymellon.com with respect to each fund: (i) information for each portfolio holding that will form the basis of the next calculation of the fund's net asset value per fund share; (ii) the fund's net asset value per fund share, market price, and premium or discount, each as of the end of the prior business day; (iii) a table showing the number of days the fund's shares traded at a premium or discount during the most recently completed calendar year and the most recently completed calendar quarter since that year (or the life of the fund, if shorter); (iv) a line graph showing fund share premiums or discounts for the most recently completed calendar year and the most recently completed quarter since that year (or the life of the fund, if shorter); (v) the fund's median bid-ask spread over the last thirty calendar days (when available); and (vi) if during the past year the fund's premium or discount was greater than 2% for more than seven consecutive trading days, a statement that the fund's premium or discount, as applicable, was greater than 2% and a discussion of the factors that are reasonably believed to have materially contributed to the premium or discount.

NYSE Arca, Inc. will disseminate, every fifteen seconds during the regular trading day, an indicative optimized portfolio value (IOPV) relating to each fund. The IOPV calculations are estimates of the value of each fund's net asset value per fund share. Premiums and discounts between the IOPV and the market price may occur. This should not be viewed as a "real-time" update of the net asset value per fund share. The IOPV is based on the current market value of the published basket of portfolio securities and/or cash required to be deposited in exchange for a Creation Unit and does not necessarily reflect the precise composition of a fund's actual portfolio at a particular point in time. Moreover, the IOPV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries and valuations based on current market rates. The IOPV may not be calculated in the same manner as the NAV, which (i) is computed only once a day, (ii) unlike the calculation of the IOPV, takes into account fund expenses, and (iii) may be subject, in accordance with the requirements of the 1940 Act, to fair valuation at different prices than those used in the calculations of the IOPV. The IOPV price is based on quotes and closing prices from the securities' local market converted into U.S. dollars at the current currency rates and may not reflect events that occur subsequent to the local market's close. Therefore, the IOPV may not reflect the best possible valuation of a fund's current portfolio. Neither the funds nor the Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy. The funds do not impose any restrictions on the frequency of purchases and redemptions; however, the funds reserve the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the board evaluated the risks posed by market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of a fund's investment strategy, or whether they would cause a fund to experience increased transaction costs. The board considered that, unlike traditional mutual funds, fund shares are issued and redeemed only in large quantities of shares known as Creation Units, available only from a fund directly, and that most trading in a fund occurs on exchanges at prevailing market prices and does not involve the fund directly. Given this structure, the board determined that it is unlikely that (a) market timing would be attempted by a fund's shareholders or (b) any attempts to market time a fund by shareholders would result in negative impact to the fund or its shareholders.

Portfolio Holdings Disclosure

The funds' portfolio holdings disclosure policy is described in the SAI. In addition, the identities and quantities of the securities held by each fund are disclosed on the funds' website, www.im.bnymellon.com.

Distributions

Each fund shareholder is entitled to the shareholder's pro rata share of the applicable fund's income and net realized gains on the fund's investments. Each fund pays out substantially all of its net earnings to its shareholders as "distributions."

Each fund may earn income dividends from stocks, interest from debt securities and, if participating, securities lending income. These amounts, net of expenses and taxes (if applicable), are passed along to fund shareholders as "income dividend distributions." Each fund will generally realize short-term capital gains or losses whenever it sells or exchanges assets held for one year or less. Net short-term capital gains will generally be treated as ordinary income when distributed to shareholders. Each fund will generally realize long-term capital gains or losses whenever it sells or exchanges assets held for more than one year. Net capital gains (the excess of a fund's net long-term capital gains over its net short-term capital losses) are distributed to shareholders as "capital gain distributions."

Income dividend distributions, if any, for the funds are generally distributed to shareholders annually , but may vary significantly from period to period. Net capital gains for each fund are distributed at least annually. Dividends may be declared and paid more frequently or at any other time to improve to comply with the distribution requirements of the Code.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Distributions in cash may be reinvested automatically in additional whole fund shares only if the broker through whom you purchased fund shares makes such option available. Distributions which are reinvested will nevertheless be taxable to the same extent as if such distributions had not been reinvested (unless you are investing through an IRA, retirement plan or other U.S. tax-advantaged investment plan).

Additional Tax Information

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to an investment in a fund. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a comprehensive explanation of the tax treatment of the funds, or the tax consequences of an investment in a fund. An investment in a fund may have other tax implications. Please consult a tax advisor about the applicable federal, state, local, foreign or other tax laws. Investors, including non-U.S. investors, may wish to consult the SAI tax section for additional disclosure.

Tax Status of the Funds. Each fund intends to elect and to qualify for the special tax treatment a afforded a RIC under the Code. If a fund meets certain minimum distribution requirements, as a RIC it is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, if a fund fails to qualify as a RIC or to meet minimum distribution requirements, it would result in fund-level taxation if certain relief provisions were not available, and consequently a reduction in income available for distribution to shareholders. Unless you are a tax-exempt entity or your investment in a fund's shares is made through a tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the fund makes distributions, you sell fund shares and you purchase or redeem Creation Units (institutional investors only).

Taxes on Distributions. In general, distributions are subject to federal income tax when they are paid, whether the distributions are taken in cash or reinvested in a fund. The income dividends and short-term capital gains distributions received from a fund will be taxed as either ordinary income or qualified dividend income. Distributions from a fund's short-term capital gains are generally taxable as ordinary income. Subject to certain limitations, dividends that are reported by a fund as qualified dividend income are taxable to non-corporate shareholders at rates of up to 20%. Any distributions of a fund's net capital gains are taxable as long-term capital gain regardless of how long fund shares have been owned by an investor. Long-term capital gains are generally taxed to non-corporate shareholders at rates of up to 20%. Distributions in excess of a fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of the investor' basis in the applicable fund's shares, and, in general, as capital gain thereafter.

In general, dividends may be reported by a fund as qualified dividend income if they are attributable to qualified dividend income received by the fund, which, in general, includes dividend income from taxable U.S. corporations and certain foreign corporations (i.e., certain foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, and certain other foreign corporations if the stock with respect to which the dividend is paid is readily tradable on an established securities market in the United States), provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. A dividend generally will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held by a fund for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, for fewer than 91 days during the 181-day period beginning 90 days before such date. These holding period requirements will also apply to investor ownership of fund shares. Holding periods may be suspended for these purposes for stock that is hedged. The investment strategies of BNY Mellon Sustainable International Equity ETF and BNY Mellon Sustainable Global Emerging Markets ETF may limit the ability of such funds to distribute dividends eligible to be treated as qualified dividend income. It is expected that dividends received by a fund from a REIT and distributed from that fund to a shareholder generally will not be treated as qualified dividend income. Additionally, income derived in connection with a fund's securities lending activities will not be treated as qualified dividend income.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% tax on all or a portion of their "net investment income," which includes taxable interest, dividends and certain capital gains (generally including capital gain distributions and capital gains realized upon the sale of fund shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from a fund that are attributable to dividends received by the fund from U.S. corporations, subject to certain limitations. BNY Mellon Sustainable International Equity ETF and BNY Mellon Sustainable Global Emerging Markets ETF anticipate that they will not be able to distribute dividends eligible for the dividends-received deduction for corporations.

Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of fund shares (among other categories of income), are generally taken into account in computing a shareholder's net investment income.

If an investor lends his or her fund shares pursuant to securities lending arrangements, he or she may lose the ability to treat fund dividends (paid while the fund shares are held by the borrower) as qualified dividend income. Please consult a financial intermediary or tax advisor to discuss the particular circumstances.

Distributions paid in January, but declared by a fund in October, November or December of the previous year, payable to shareholders of record in such a month, may be taxable to an investor in the calendar year in which they were declared. The funds will inform shareholders of the amount of any ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year.

A distribution will reduce a fund's net asset value per fund share and may be taxable to a shareholder as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

Each fund (or your broker) will inform you of the amount of your ordinary income dividends, qualified dividend income, and net capital gain distributions shortly after the close of each calendar year.

Derivatives and Other Complex Securities. A fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect a fund's ability to qualify as a RIC, affect whether gains and losses recognized by a fund are treated as ordinary income or capital gain, accelerate the recognition of income to a fund and/or defer a fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to a shareholder by a fund. Additional information pertaining to the potential tax consequences to the funds, and to the shareholders, from the funds' potential investment in complex securities can be found in the SAI. Please consult a personal tax advisor regarding the application of these rules.

Foreign Currency Transactions. A fund's transactions in foreign currencies, foreign currency denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Income Taxes. Investment income received by a fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle a fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known. If more than 50% of the total assets of a fund at the close of its taxable year consist of certain foreign stocks or securities, the fund may elect to "pass through" to shareholders certain foreign income taxes (including withholding taxes) paid by the fund. If a fund in which a shareholder holds fund shares makes such an election, the shareholder will be considered to have received as an additional dividend his or her share of such foreign taxes, but the shareholder may be entitled to either a corresponding tax deduction in calculating his or her taxable income, or, subject to certain limitations, a credit in calculating his or her federal income tax. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. If a fund does not so elect, the fund will be entitled to claim a deduction for certain foreign taxes incurred by the fund. Under certain circumstances, if a fund receives a refund of foreign taxes paid in respect of a prior year, the value of fund shares could be reduced or any foreign tax credits or deductions passed through to shareholders in respect of the fund's foreign taxes for the current year could be reduced.

Real Estate Investment Trusts. Each fund may invest in REITs. REITs in which a fund invests often do not provide complete and final tax information to the fund until after the time that the fund issues a tax reporting statement. As a result, a fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, a fund (or your broker) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

"Qualified REIT dividends" (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by a fund to its shareholders that are attributable to qualified REIT dividends received by the fund and which the fund properly reports as "section 199A dividends," are treated as "qualified REIT dividends" in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

Taxes on Exchange-Listed Share Sales. Any capital gain or loss realized upon a sale of fund shares is generally treated as long-term capital gain or loss if fund shares have been held for more than one year and as short-term capital gain or loss if fund shares have been held for one year or less, except that any capital loss on the sale of fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such fund shares.

Taxes on Creations and Redemptions of Creation Units. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered plus any cash paid for the Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities and the amount of cash received. The Internal Revenue Service (IRS), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales" (for an Authorized Participant who does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the applicable fund shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the applicable fund shares (or securities surrendered) have been held for one year or less.

When creating or redeeming Creation Units, a confirmation statement showing the number of fund shares purchased or sold and at what price will be sent.

The trust, on behalf of each fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the fund shares so ordered, own 80% or more of the outstanding shares of the applicable fund and if, pursuant to Section 351 of the Code, the applicable fund would have a basis in the securities different from the market value of the securities on the date of deposit. The trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the trust does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the fund shares so ordered, own 80% or more of the outstanding shares of the applicable fund, the purchaser (or group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

If a fund redeems Creation Units in cash, it may bear additional costs and recognize more capital gains than it would if it redeems Creation Units in-kind.

Certain Tax-Exempt Investors. A fund, if investing in certain limited real estate investments, may be required to pass through certain "excess inclusion income" and other income as "unrelated business taxable income" (UBTI). Prior to investing in a fund, tax-exempt investors sensitive to UBTI should consult their tax advisors regarding this issue and IRS pronouncements addressing the treatment of such income in the hands of such investors.

Investments in Certain Foreign Corporations. A fund may invest in foreign entities classified as passive foreign investment companies or "PFICs" or controlled foreign corporations or "CFCs" under the Code. PFIC and CFC investments are subject to complex rules that may under certain circumstances adversely affect a fund. Accordingly, investors should consult their own tax advisors and carefully consider the tax consequences of PFIC and CFC investments by a fund before making an investment in such fund. Fund dividends attributable to dividends received from PFICs generally will not be treated as qualified dividend income. Additional information pertaining to the potential tax consequences to the funds, and to the shareholders, from the funds' potential investment in PFICs and CFCs can be found in the SAI.

Non-U.S. Investors. Ordinary income dividends paid by a fund to shareholders who are non-resident aliens or foreign entities will generally be subject to a 30% U.S. withholding tax (other than distributions reported by the fund as interest-related dividends and short-term capital gain dividends), unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. In general, a fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest, and a fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Gains on the sale of fund shares and dividends that are, in each case, effectively connected with the conduct of a trade or business within the U.S. will generally be subject to U.S. federal net income taxation at regular income tax rates.

Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Backup Withholding. A fund will be required in certain cases to withhold (as "backup withholding") on amounts payable to any shareholder who (1) has provided the fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Tax Issues. A fund may be subject to tax in certain states where the fund does business (or is treated as doing business as a result of its investments). Furthermore, in those states which have income tax laws, the tax treatment of the funds and of fund shareholders with respect to distributions by the funds may differ from federal tax treatment.

The foregoing discussion summarizes some of the consequences under current federal income tax law of an investment in the funds. It is not a substitute for personal tax advice. Consult a personal tax advisor about the potential tax consequences of an investment in the funds under all applicable tax laws.

General Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of each fund. Registered investment companies are permitted to invest in the funds beyond the limits set forth in section 12(d)(1) subject to certain terms and conditions as set forth in an SEC exemptive order issued to the trust, including that such investment companies enter into an agreement with the funds. This order will be rescinded by the SEC on January 19, 2022. However, effective January 19, 2021, new Rule 12d1-4 permits other investment companies to invest in the funds beyond the limits in Section 12(d)(1), subject to similar conditions.

Financial Highlights

Because the funds have not commenced operations prior to the date of this prospectus, financial highlights are not available.

NOTES

NOTES

NOTES

For More Information

BNY Mellon Sustainable US Equity ETF
BNY Mellon Sustainable International Equity ETF
BNY Mellon Sustainable Global Emerging Markets ETF

More information on each fund is available free upon request, including the following:

Annual/Semiannual Report

Each fund's annual and semiannual reports describe the fund’s performance, list portfolio holdings and contain a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the period covered by the report. The fund’s most recent annual and semiannual reports will be available at www.im.bnymellon.com.

Statement of Additional Information (SAI)

The SAI provides more details about each fund and its respective policies. A current SAI is available at www.im.bnymellon.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings

BNY Mellon ETF Trust discloses, at www.im.bnymellon.com, the identities and quantities of the securities held by each fund. A complete description of each fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s SAI.

How to Request the SAI, the Fund's Annual and Semi-Annual Reports, and Other Information about the Fund, and to Make Shareholder Inquiries.

By telephone (toll-free). Call 1-833-ETF-BNYM (383-2696) (inside the U.S. only)

By mail.

BNY Mellon ETF Trust

240 Greenwich Street

New York, New York 10286

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: The EDGAR Database at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

BNY Mellon ETF Trust: www.im.bnymellon.com

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

No person has been authorized to give any information or to make any representations other than those contained in this prospectus in connection with the offer of shares of any fund, and, if given or made, the information or representations must not be relied upon as having been authorized by the trust or the funds. Neither the delivery of this prospectus nor any sale of shares of any fund shall under any circumstance imply that the information contained herein is correct as of any date after the date of this prospectus.

Dealers effecting transactions in shares of any fund, whether or not participating in this distribution, are generally required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.

Investment Company Act file number: 811-23477

© 2021 BNY Mellon Securities Corporation ETF-P0321

STATEMENT OF ADDITIONAL INFORMATION

December 6, 2021

This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with the current prospectus of each fund listed below, as such prospectuses may be revised from time to time. To obtain a copy of a fund's prospectus, please call your financial adviser, or write to the fund at 240 Greenwich Street, New York, New York 10286, visit at www.im.bnymellon.com, or call 1-833-ETF-BNYM (383-2696) (inside the U.S. only).

Capitalized but undefined terms used in this SAI are defined in the Glossary at the end of this SAI.

Principal U.S. Listing Exchange for each ETF: NYSE Arca, Inc.

Fund	Abbreviation	Ticker	Fiscal Year End	Prospectus Date

BNY Mellon ETF Trust	Trust
BNY Mellon Sustainable US Equity ETF	SUSEF	BKUS	October 31st	December 6, 2021
BNY Mellon Sustainable International Equity ETF	SIEF	BKIS	October 31st	December 6, 2021
BNY Mellon Sustainable Global Emerging Markets ETF	SGEMF	BKES	October 31st	December 6, 2021

ETF-SAI-1221

TABLE OF CONTENTS

PART I

PART II

PART III

ADDITIONAL INFORMATION ABOUT BUYING AND SELLING SHARES	III-1
Frequent Purchases and Exchanges	III-1
INFORMATION BOUT SHAREHOLDER SERVICES	III-1
INFORMATION ABOUT DISTRIBUTION AND SERVICE PLANS	III-1

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS	III-2
Equity Securities	III-2
Common Stock	III-2
Preferred Stock	III-2
Tracking Stock	III-3
Convertible Securities	III-3
Warrants and Stock Purchase Rights	III-4
IPOs	III-4
IPOs Generally	III-4
Equity IPOs	III-4
U.S. Government Securities	III-4
Real Estate Investment Trusts (	III-5
Money Market Instruments	III-6
Bank Obligations	III-6
Repurchase Agreements	III-7
Commercial Paper	III-7
Foreign Securities	III-7
Investing in Europe	III-9
Investing in Japan	III-10
Emerging Markets	III-10
Depositary Receipts and New York Shares	III-19
Investment Companies	III-19
Private Investment Funds	III-19
Exchange-Traded Funds and Similar Exchange-Traded Products (	III-20
Exchange-Traded Notes	III-20
Derivatives	III-21
Risks	III-21
CPO Exemption	III-23
Specific Types of Derivatives	III-23
Foreign Currency Transactions	III-30
Borrowing Money	III-31
Illiquid Investments	III-31
Section 4(a)(2) Paper and Rule 144A Securities	III-32
Non-Diversified Status	III-32
Cybersecurity Risk	III-32
Recent Market and Economic Developments	III-33
ADDITOINAL INFORMATION ABOUT THE BOARD	III-33
Board Oversight Role in Management	III-33
Board Composition and Leadership Structure	III-34
Additional Information About the Board and its Committees	III-34
MANAGEMENT ARRANGEMENTS	III-34
The Adviser	III-34
Sub-Advisers	III-35
Portfolio Managers and Portfolio Manager Compensation	III-35
Newton	III-35
Certain Conflicts of Interest with Other Accounts	III-36
Code of Ethics	III-37
Distributor	III-37
Service Agents	III-37
Transfer Agent and Custodian	III-38
Annual Anti-Money Laundering Program Review	III-38
Funds' Compliance Policies and Procedures	III-38
Combined Prospectuses	III-38
Escheatment	III-38

DETERMINATION OF NAV	III-39
Valuation of Portfolio Securities	III-39
Calculation of NAV	III-39
Expense Allocations	III-40
Exchange and Transfer Agent Closings	III-40
ADDITIONAL INFORMATION ABOUT DIVIDENDS AND DISTRIBUTIONS	III-40
CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERSATIONS	III-40
Taxation of the Funds	III-41
Taxation of Shareholders - Distributions	III-43
Taxation of Shareholders – Sale of Shares	III-44
Cost Basis Reporting	III-45
Taxation of Fund Investments	III-45
Foreign Taxes	III-47
Tax –Exempt Shareholders	III-47
Foreign Shareholders	III-47
Backup Withholding	III-48
Creation Units	III-48
Certain Potential Tax Reporting Requirements	III-49
State Tax Matters	III-49
PORTFOLIO TRANSACTIONS	III-49
Trading the Funds' Portfolio Securities	III-50
Soft Dollars	III-51
IPO Allocations	III-52
DISCLOSURE OF PORTFOLIO HOLDINGS	III-52
Policy on Disclosure of Portfolio Holdings	III-52
SUMMARY OF THE PROXY VOTING POLICY AND PROCEDURES	III-52
Delegation of Proxy Voting Responsibility and Adoption of Proxy Voting Procedures	III-52
Proxy Voting Operations	III-52
Policies and Procedures; Oversight	III-52
Review of Proxy Voting	III-53
Availability of Fund Proxy Voting Records	III-53
BNY Mellon Proxy Conflicts Policy	III-53
Voting Proxies of Designated BHCs	III-53
Material Conflicts of Interest	III-54
Voting	III-54
Proxy Voting By Newton	III-54
Voting Guidelines	III-54
Voting Procedures	III-55
Monitoring	III-55
Escalation	III-55
Acting Collectively	III-55
Voting Service Providers	III-56
Conflicts of Interest	III-56
Disclosures and Reporting	III-56
Securities Lending	III-57
Controls, Record Keeping and Auditing	III-57
SUMMARIES OF THE VOTING GUIDELINES	III-57
Summary of the Mellon Voting Guidelines (including ESG voting)	III-57
ISS Global Voting Principles	III-60
Accountability	III-60
Stewardship	III-60
Independence	III-60

Transparency	III-60
Regional Policy and Principles - Americas	III-60
Board	III-60
U.S. and Canada	III-61
Americas Regional and Brazil	III-61
Compensation	III-62
The U.S. and Canada	III-62
Americas Regional and Brazil	III-62
Audit	III-63
U.S. and Canada	III-63
Americas Regional and Brazil	III-63
Shareholder Rights/Takeover Defenses	III-63
U.S.	III-63
Canada	III-63
Americas Regional and Brazil	III-64
Environmental & Social Issue Shareholder Proposals	III-64
U.S.	III-64
Canada.	III-64
Latin America	III-64
Merger & Acquisition & Capital Related Proposals	III-64
U.S. and Canada	III-64
Regional Policy and Principles – Europe, Middle East and Africa	III-65
ISS European Policy	III-65
U.K. and Ireland – NAPF Corporate Governance Policy and Voting Guidelines	III-65
ISS South Africa Policy	III-65
ISS Russia and Kazakhstan Policy	III-65
ISS EMEA Regional Policy	III-65
Regional Policy and Principles – Asia Pacific	III-66
Board	III-66
Japan	III-66
Hong Kong	III-66
Korea	III-66
Singapore	III-67
China	III-67
Taiwan	III-67
India	III-67
Australia	III-68
Compensation	III-68
Japan	III-68
Hong Kong	III-68
Korea	III-68
Singapore	III-68
China	III-69
Taiwan	III-69
India	III-69
Australia	III-69
Audit	III-69
Japan	III-69
Hong Kong, Singapore and India	III-69
Korea and Taiwan	III-69
China	III-70
Australia	III-70
Shareholder Rights/Takeover Defenses	III-70
Japan	III-70
Hong Kong, Singapore, Taiwan and India	III-70
Korea	III-70

China	III-70
Australia	III-70
Environmental & Social Issue Shareholder Proposals	III-70
Japan	III-71
Hong Kong, Singapore, China, Taiwan and India	III-71
Korea	III-71
Australia	III-71
Merger & Acquisition/Economic Proposals	III-71
Japa, Hong Kong, Singapore, China, Taiwan, India and Australia	III-71
Korea	III-71
ADDITIONAL INFORMATION ABOUT THE FUNDS' STRUCTURE, FUND SHARES AND VOTING RIGHTS	III-71
Massachusetts Business Trusts	III-71
Fund Shares and Voting Rights	III-72
LOCAL MARKET HOLIDAY SCHEDULES	III-73
FINANCIAL STATEMENTS	III-73
GLOSSARY	III-73

PART I

BOARD INFORMATION

Information About Each Board Member's Experience, Qualifications, Attributes or Skills

Board members for the funds, together with information as to their positions with the funds, principal occupations and other board memberships during the past five years, are shown below. All of the board members are Independent Board Members. The address of each board member is 240 Greenwich Street, New York, New York 10286.

Name (Age) Position	Year Joining the Board	Principal Occupation During Past 5 Years	Number of Investment Companies in Fund Complex2 Overseen by Trustee	Other Public Company Board Memberships During Past 5 Years
J. Charles Cardona (66) Chairman of the Board1	2020	Mutual fund director and trustee (since 2014); President and a Director of BNY Mellon Investment Adviser, Inc. (f/k/a The Dreyfus Corporation) (“BNYMIA”) (until 2016); Chief Executive Officer of Dreyfus Cash Investment Strategies, a division of BNYMIA (until 2016); Chairman of the Distributor (until 2016).	36	BNY Mellon Liquidity Funds, Director (2004-Present) and Chairman (2019 – 2021); BNY Mellon Family of Funds, Interested Director (2014 – 2018), Independent Director (2019 – Present).
Kristen M. Dickey (61) Board Member1	2020	Independent board director of Marstone, Inc., a financial technology company (since 2018); Lead non-executive director for Aperture Investors, LLC, an investment management firm (since 2018); Managing Director— Global Head of Index Strategy at BlackRock, Inc. (until 2017).	13	N/A
F. Jack Liebau, Jr. (58) Board Member1	2020	Managing Director at Beach Investment Counsel, a financial advisory firm (since 2020); Corporate director (since 2015); President and Chief Executive Officer at Roundwood Asset Management (until 2015).	13	Myers Industries, an industrial company, Director (2015 – Present; Chairman 2016 – Present); Pep Boys an automotive aftermarket retailer, Director (2015-2016).

Name (Age) Position	Year Joining the Board	Principal Occupation During Past 5 Years	Number of Investment Companies in Fund Complex2 Overseen by Trustee	Other Public Company Board Memberships During Past 5 Years
Jill I. Mavro (49) Board Member[1]	2020	Managing Director at CapWGlobal, LLC, a financial technology consulting company (since 2020); Founder and Principal of Spoondrift Advisory, LLC (since 2018); Senior Managing Director, Head of Strategic Relationships and Member of SPDR Executive Committee at State Street Global Advisors (until 2018); Interested Trustee on the Board of Sectoral Asset Management (2013-2015).	13	N/A
Kevin W. Quinn (62) Board Member[1]	2020	Partner at PricewaterhouseCoopers, LLC (until 2019).	13	N/A
Stacy L. Schaus (61) Board Member[1]	2020	Chief Executive Officer of the Schaus Group LLC, a consulting firm (since 2019); Advisory board member of A&P Capital, a consulting firm (from 2019 until 2021); Executive Vice President – Defined Contribution Practice Founder at PIMCO Investment Management (until 2018).	13	N/A

1 Serves on the board's audit committee and nominating committee
2 Represents the number of separate portfolios comprising the investment companies in the "Fund Complex," including the funds, for which the board member served as of the date of this SAI. "Fund complex" comprises registered investment companies for which the Adviser or an affiliate of the Adviser serves as investment adviser.

Additional information about each board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each board member possesses which the board believes has prepared them to be effective board members. The board believes that the significance of each board member’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single board member, or particular factor, being indicative of board effectiveness. However, the board believes that board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a board member’s educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.

● J. Charles Cardona – Mr. Cardona has served as the Chairman of the Board for the funds in the BNY Mellon ETF Trust since 2020. He currently also serves as an independent board member for certain funds in the BNY Mellon Family of Funds. Mr. Cardona was the President and a Director of BNYMIA, an affiliate of the Adviser, and the Chief Executive Officer of Dreyfus Cash Investment Strategies, a division of BNYMIA, until he retired in 2016. From 2013 to 2016, Mr. Cardona served as Chairman of the Distributor, and he previously served as an Executive Vice President of the Distributor from 1997 to 2013. He also served as President of the Institutional Services Division of the Distributor. He joined the Institutional Services Division in 1985 with management responsibility for all Institutional Operations and Client Service units. Prior to joining the Institutional Services Division, he served as Assistant Director of Sales and Services in the Dreyfus Retail Division of the Distributor, which he joined in 1981.

●  Kristen M. Dickey – Ms. Dickey's career spans over 20 years of experience in the investment management industry, before her retirement in 2017. She served in various roles at BlackRock, Inc. over the course of her career, including as Managing Director—Global Head of Index Strategy from 2014 to 2017, Managing Director—Head of Corporate Investor Relations from 2012 to 2014 and Managing Director—Global Head of Financial Institutions Group from 1996 to 2011. Ms. Dickey has served as the lead non-executive director for Aperture Investors, LLC, an investment management firm, since 2018. She has also served as an independent board director of Marstone, Inc., a financial technology company, since 2018. Ms. Dickey has served as a trustee for the New York City park nonprofits Friends of the High Line from 2006, where she is also the head of the investment committee, and the Battery Conservancy, where she is also the treasurer, since 2005 and 2011, respectively. She has served as an advisory board member for the nonprofits Girls Who Invest and the Council for Economic Education since 2018 and 2017, respectively.

●  F. Jack Liebau, Jr. – Mr. Liebau has over 30 years of experience in the investment management industry. He has served in various roles over the course of his career, including as a partner, portfolio manager and head of compliance at Primecap Management Co. from 1986 to 2003, president, portfolio manager and head of compliance at Liebau Asset Management from 2003 to 2011, portfolio manager and partner at Davis Advisors from 2011 to 2013, President and Chief Executive Officer at Roundwood Asset Management from 2013 to 2015, a private investor and corporate director since 2015 and a Managing Director at Beach Investment Counsel since 2020. Mr. Liebau has served as a board member of numerous organizations, including as a director of media company Media General from 2008 to 2009, a director of defense firm Herley Industries from 2010 to 2011, a corporate director of automotive aftermarket retailer Pep Boys from 2015 to 2016, a director of industrial company Myers Industries from 2015 to present and the Chairman of the Board from 2016 to present, the Non-Executive Chairman of the Board of information technology and investigations firm Special Investigations Limited Company from 2017 to present, and independent director of S3 Software, an unlisted software company serving media companies, from 2020 to present.

● Jill I. Mavro – Ms. Mavro gained over 23 years of experience in the asset management industry before her retirement in 2018. She served in various roles at State Street Global Advisors over the course of her career, including as an associate and principal in the asset servicing division from 1995 to 1997, a principal and vice president in the asset management division from 1997 to 2002, a vice president and sales manager from 2002 to 2004, Vice President—Head of National Accounts from 2004 to 2012, Managing Director—Head of Strategic Relationships from 2012 to 2016 and Senior Managing Director—Head of Strategic Relationships from 2016 to 2018. Ms. Mavro has served as a Managing Director at CapWGlobal, LLC since 2020. Ms. Mavro has served as a board member of several organizations, including as a board member of Sectoral Asset Management from 2013 to 2015, a member of the Overseers Board of Beth Israel Deaconess Medical Center from 2014 to present, a board member of nonprofit Women in ETFs, Inc. from 2013 to present and a member of the SPDR Executive Committee at State Street Global Advisors from 2014 to 2018.

● Kevin W. Quinn – Mr. Quinn gained over 35 years of experience in the audit, tax and accounting field before his retirement in 2019. He served as a partner at PricewaterhouseCoopers, LLC from 1997 to 2019. He is a Certified Public Accountant and holds the Chartered Financial Analyst designation from the CFA Institute. Mr. Quinn has also served as trustee as part of the Catholic Charities – Archdiocese of Boston, MA from

2001-2013, Mutual Funds Against Cancer from 2003-2008 and INROADS, an organization that seeks to promote ethnic and racial diversity in the corporate workplace, from 1997-2000.

●  Stacy L. Schaus – Ms. Schaus has over 37 years of experience in the financial and investment management industries. She served as a vice president at Merrill Lynch Capital Markets from 1981 to 1989, as the founder and Chief Executive Officer/Chief Operating Officer of Hewitt Financial Services, a registered investment adviser and brokerage, from 1992 to 2006, as the President of the Hewitt Series Trust from 1992 to 2006, as Executive Vice President—Defined Contribution Practice Founder at PIMCO Investment Management from 2006 to 2018, and has served as the founder and Chief Executive Officer of the Schaus Group LLC, a consulting firm, since 2019. Ms. Schaus has served as a board member of several organizations, including as a board member of the nonprofit Financial Planning Association from 2005 to 2007, the founder and chairwoman of the nonprofit Defined Contribution Institutional Investment Association from 2010 to 2012 and the chairwoman (from 2018 to 2020) and executive committee member (from 2018 to present) of the nonprofit Employee Benefit Research Institute. She has served as a member of the financial technology committee of the nonprofit Society of Actuaries since 2019 and as an advisory board member of A&P Capital, a consulting firm, 2019 to 2021.

Committee Meetings

The board has the following standing committees: audit committee and nominating committee. The board has also established a valuation committee composed of officers noted in the "Officers" table below. Because the funds had not commenced operations as of the date of this SAI, there have been no committee meetings with respect to the funds.

Board Members' Fund Share Ownership

The funds had not commenced operations as of the date of this SAI and therefore, as of the date of this SAI, no board member owned any shares in the funds.

As of December 31, 2020, none of the independent board members or their immediate family members owned securities of the Adviser, the Sub-Adviser, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser, the Sub-Adviser, or the Distributor.

Board Members' Compensation

The Independent Board Members are not compensated directly by the funds. The Independent Board Members are paid by the Adviser from the unitary management fee paid to the Adviser by the funds. The Independent Board Members are also reimbursed for their covered expenses.

The below is an estimate of the aggregate amount of fees to be paid to each current Independent Board Member for the funds’ first fiscal period ending October 31, 2022.

Name of Independent Board Member	Aggregate Compensation from the Trust(1)	Pension of Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Funds and Fund Complex Paid to Independent Board Members(1)(2)
J. Charles Cardona	$76,500	N/A	N/A	$76,500
Kristen M. Dickey	$61,200	N/A	N/A	$61,200
F. Jack Liebau, Jr.	$61,200	N/A	N/A	$61,200

Jill I. Mavro	$61,200	N/A	N/A	$61,200
Kevin W. Quinn	$71,400	N/A	N/A	$71,400
Stacy L. Schaus	$61,200	N/A	N/A	$61,200

(1) Represents an estimate of the aggregate amount of fees to be paid to each current Independent Board Member for the funds' first fiscal period ending October 31, 2022.

(2) Represents total compensation from all investment companies in the fund complex, including the funds, for which the board member served as of the date of this SAI. "Fund complex" comprises registered investment companies for which the Adviser or an affiliate of the Adviser serves as investment adviser.

OFFICERS

Name Year of Birth Position	Principal Occupation During Past 5 Years	Number of Investment Companies (and Portfolios) in the Fund Complex[3] for which Officer serves as an Officer

David DiPetrillo 1978 President 2020

Vice President and Director of BNYMIA since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017.

57 (110 portfolios)
Sarah S. Kelleher 1975 Vice President and Secretary 2020

Vice President of the Adviser since February 2020; Senior Managing Counsel of BNY Mellon since September 2021, Managing Counsel from December 2017 to September 2021, Senior Counsel of BNY Mellon from March 2013 to December 2017.

58 (133 portfolios)
Amanda Quinn 1985 Vice President and Assistant Secretary 2020

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018.

58 (133 portfolios)
James Bitetto 1966 Vice President and Assistant Secretary 2020	Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of BNYMIA.	58 (133 portfolios)
Deirdre Cunnane 1990 Vice President and Assistant Secretary 2020	Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018.	58 (133 portfolios)

Name Year of Birth Position	Principal Occupation During Past 5 Years	Number of Investment Companies (and Portfolios) in the Fund Complex[3] for which Officer serves as an Officer

Natalya Zelensky 1985 Vice President and Assistant Secretary 2020 Chief Compliance Officer 2021

Chief Compliance Officer (since August 2021) and Vice President (since February 2020) of the Adviser; Managing Counsel (December 2019 to August 2021) and Counsel (May 2016 to December 2019) of BNY Mellon; Assistant Secretary (April 2018 to August 2021) of BNYMIA.

58 (133 portfolios)
Jeff S. Prusnofsky 1965 Vice President and Assistant Secretary 2020	Senior Managing Counsel of BNY Mellon.	58 (133 portfolios)
Peter M. Sullivan 1968 Chief Legal Officer,Vice President and Assistant Secretary 2020[1]

Chief Legal Officer of BNYMIA since July 2021; Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020.

58 (133 portfolios)
James Windels[2] 1958 Treasurer 2020	Vice President of BNYMIA since September 2020; Director – BNY Mellon Fund Administration.	58 (133 portfolios)
Gavin C. Reilly 1968 Assistant Treasurer 2020	Tax Manager - BNY Mellon Fund Administration.	58 (133 portfolios)
Robert Salviolo[2] 1967 Assistant Treasurer 2020	Senior Accounting Manager – BNY Mellon Fund Administration.	58 (133 portfolios)
Robert Svagna[2] 1967 Assistant Treasurer 2020	Senior Accounting Manager – BNY Mellon Fund Administration.	58 (133 portfolios)
Caridad M. Carosella 1968 Anti-Money Laundering Compliance Officer 2020	Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust.	50 (125 portfolios)

1 Chief Legal Officer, Vice President and Assistant Secretary since July 2021; previously, Vice President and Assistant Secretary.
2 Serves on the valuation committee of the board.
3"Fund complex" comprises registered investment companies for which the Adviser or an affiliate of the Adviser serves as investment adviser.

The address of each officer is 240 Greenwich Street, New York, New York 10286.

CERTAIN PORTFOLIO MANAGER INFORMATION

The following table lists the number and types of accounts advised by each fund's primary portfolio managers and assets under management in those accounts as of September 30, 2021.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed (in millions)	Other Pooled Investment Vehicles	Total Assets Managed (in millions)	Other Accounts	Total Assets Managed (in millions)

Charles French	None	N/A	7	$1,459.1	2	$544.9
Yuko Takano	3	$877.8	6	$297.0	10	$1,383.2
Paul Markham	1	$713.4	9	$3,016.3	12	$4,880.9
Paul Birchenough	1	$622.2	5	$992.7	1	$848.7
Ian Smith	1	$622.2	5	$992.7	1	$848.7

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts (in millions)

Charles French	None	N/A	N/A
Yuko Takano	None	N/A	N/A
Paul Markham	Other Accounts	2	$1,706.3
Paul Birchenough	None	N/A	N/A
Ian Smith	None	N/A	N/A

Because the funds had not commenced operations as of the date of this SAI, no portfolio manager owned any shares in the funds.

ADVISER'S AND SUB-ADVISER'S COMPENSATION; COMPLIANCE SERVICES

Adviser's Compensation

The funds will pay a monthly management fee to the Adviser at the annual rate set forth in the table below (stated as a percentage of each fund's average daily net assets):

Fund	Fee Rate
SUSEF	0.60%
SIEF	0.70%
SGEMF	0.75%

Sub-Adviser's Compensation

The Adviser will pay a monthly sub-advisory fee to Newton, as Sub-Adviser, at the annual rate set forth in the table below (stated as a percentage of each fund’s average daily net assets). The Adviser, and not the funds, pays the Sub-Adviser's fee rate.

Fund	Fee Rate
SUSEF	0.30%
SIEF	0.35%
SGEMF	0.375%

Compliance Services

The funds' compliance program is developed, implemented and maintained by the funds' CCO and her staff. The CCO's staff works on the compliance program and related matters for the funds. There will be no allocation to the funds of compensation expenses for the CCO and her staff. Because the funds are unitary fee funds, such compliance compensation and expenses are borne by the Adviser.

OFFERING PRICE

Each fund offers and issues its shares at their net asset value ("NAV") only in aggregations of a specified number of shares (each, a "Creation Unit"). Each fund generally offers and issues its shares either in exchange for (i) a basket of securities designated by the fund ("Deposit Securities") together with the deposit of a specified cash payment ("Cash Component") or (ii) a cash payment equal in value to the Deposit Securities ("Deposit Cash") together with the Cash Component. The primary consideration accepted by a fund (i.e., Deposit Securities or Deposit Cash) is set forth under "Purchase and Redemption of Creation Units" later in this SAI. The Trust reserves the right to permit or require the substitution of a "cash in lieu" amount to be added to the Cash Component to replace any Deposit Security and reserves the right to permit or require the substitution of Deposit Securities in lieu of Deposit Cash (subject to applicable legal requirements). The Trust also reserves the right to deviate from a representative selection of a fund’s portfolio holdings as part of the Deposit Securities if such deviation is in the best interests of the fund and its shareholders. The shares have been approved for listing and secondary trading on a national securities exchange ("Exchange"). The shares will trade on the Exchange at market prices. These prices may differ from the shares' NAVs. The shares are also redeemable only in Creation Unit aggregations, and generally in exchange either for (i) portfolio securities and a specified cash payment or (ii) cash (subject to applicable legal requirements). For the preceding, the Trust reserves the right to deviate from a representative selection of a fund's portfolio holdings if such deviation is in the best interests of the fund and its shareholders.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement. See "Purchase and Redemption of Creation Units." The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. In addition to the fixed creation or redemption transaction fee, an additional transaction fee of up to three times the fixed creation or redemption transaction fee and/or an additional variable charge may apply as discussed in the section "Purchase and Redemptions of Creation Units" in Part II of this SAI below.

CONTINUOUS OFFERING

The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Trust on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker- dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are affecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to shares of a fund are reminded that under Securities Act Rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on an exchange is satisfied by the fact that a fund’s prospectus is available at the exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

The Adviser or its affiliates (the "Selling Shareholder") may purchase Creation Units through a broker-dealer to "seed" (in whole or in part) funds as they are launched, or may purchase shares from broker-dealers or other investors that have previously provided "seed" for funds when they were launched or otherwise in secondary market transactions, and because the Selling Shareholder may be deemed an affiliate of such funds, the fund shares are being registered to permit the resale of these shares from time to time after purchase. The funds will not receive any of the proceeds from the resale by the Selling Shareholders of these fund shares.

The Selling Shareholder intends to sell all or a portion of the fund shares owned by it and offered hereby from time to time directly or through one or more broker-dealers, and may also hedge such positions. The fund shares may be sold on any national securities exchange on which the fund shares may be listed or quoted at the time of sale, in the over-the-counter market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve cross or block transactions.

The Selling Shareholder may also loan or pledge fund shares to broker-dealers that in turn may sell such fund shares, to the extent permitted by applicable law. The Selling Shareholder may also enter into options or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of fund shares, which fund shares such broker-dealer or other financial institution may resell.

The Selling Shareholder and any broker-dealer or agents participating in the distribution of fund shares may be deemed to be "underwriters" within the meaning of Section 2(11) of the Securities Act in connection with such sales. In such event, any commissions paid to any such broker-dealer or agent and any profit on the resale of the fund shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The Selling Shareholder who may be deemed an "underwriter" within the meaning of Section 2(11) of the Securities Act will be subject to the applicable prospectus delivery requirements of the Securities Act.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in a fund is contained in the funds' prospectus under "Purchase and Sale of Fund Shares" and "Additional Purchase and Sale Information." The discussion below supplements, and should be read in conjunction with, such sections of the prospectus.

Shares are approved for listing and trading on the Exchange, subject to notice of issuance. Shares trade on the Exchange at prices that may differ to some degree from their NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of a fund will continue to be met.

The Exchange may consider the suspension of trading in, and may initiate delisting proceedings of, the shares of a fund under any of the following circumstances: (i) if the Exchange becomes aware that the fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (ii) if the fund no longer complies with the applicable listing requirements set forth in the Exchange’s rules; (iii) if, following the initial twelve-month period after commencement of trading on the Exchange of a fund, there are fewer than 50 beneficial holders of such fund; or (iv) if such other event shall occur or condition exists which, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares from listing and trading upon termination of a fund. The Trust reserves the right to adjust the share price of a fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a fund.

As in the case of other publicly traded securities, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

The base and trading currencies of each fund is the U.S. dollar. The base currency is the currency in which a fund's NAV per share is calculated and the trading currency is the currency in which shares of a fund are listed and traded on the Exchange.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the prospectus entitled "Additional Purchase and Sale Information."

The DTC acts as securities depositary for the shares. Shares of each fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for shares. DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the depositary agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of each fund held by each DTC Participant. The Trust, either directly or through a third party service, shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust, either directly or through a third party service, shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant and/or third party service a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in shares of a fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

SECURITIES OF REGULAR BROKERS OR DEALERS

A fund may acquire securities issued by one or more of its "regular brokers or dealers," as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a "regular broker or dealer" is one of the ten brokers or dealers that, during the fund's last fiscal year: (1) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the fund's portfolio transactions, (2) engaged as principal in the largest dollar amount of the fund's portfolio transactions or (3) sold the largest dollar amount of the fund's securities. As the funds were not operational as of the date of this SAI, there is no information with respect to ownership of any securities of any "regular broker or dealer" as of that date.

COMMISSIONS

As the funds were not operational as of the date of this SAI, there is no information with respect to brokerage transactions or commissions as of that date.

PORTFOLIO TURNOVER VARIATION

As the funds were not operational as of the date of this SAI, there is no information with respect to the funds’ portfolio turnover rates as of that date.

SHARE OWNERSHIP

The funds had not yet commenced operations as of the date of this SAI, and therefore did not have any beneficial owners that owned greater than 5% of the outstanding voting securities as of the date of this SAI.

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund’s voting securities may be deemed to "control" (as defined in the 1940 Act) the fund. An Authorized Participant may hold of record more than 25% of the outstanding shares of a fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of a fund, may be deemed to have control of the fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of the Distributor (the "Agent") power to vote or abstain from voting such Authorized Participant's beneficially or legally owned shares of a fund. In such cases, the Agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of a fund.

Board members and officers, as a group, owned less than 1% of each fund's voting securities outstanding as of the date of this SAI.

Certain shareholders of a fund may from time to time own or control a significant percentage of the fund's shares ("Large Shareholders"). Large Shareholders may include, for example, institutional investors, funds of funds, affiliates of the Adviser, and discretionary advisory clients whose buy-sell decisions are controlled by a single decision-maker, including separate accounts and/or funds managed by the Adviser or its affiliates. Large

Shareholders may sell all or a portion of their shares of a fund at any time or may be required to sell all or a portion of their shares in order to comply with applicable regulatory restrictions (including, but not limited to, restrictions that apply to U.S. banking entities and their affiliates, such as the Adviser). Sales by Large Shareholders of their shares of a fund may cause Authorized Participants to engage in redemption requests, which in turn may force the fund to sell securities at an unfavorable time and/or under unfavorable conditions, or sell more liquid assets of the fund, in order to meet redemption requests for any redemptions in cash as opposed to in-kind. These sales for any cash redemption baskets may adversely affect both the fund’s market price and NAV and may result in increasing the fund's liquidity risk, transaction costs and/or taxable distributions.

From time to time, BNY Mellon Investment Management managers, and the Adviser, may sponsor and/or manage a fund in which a BNY Mellon affiliate invests seed capital ("Seed Capital"). Such investments may raise potential conflicts of interest because a BNY Mellon affiliate, as an investor in the fund, may possess material information about the fund that may not be available to other fund investors. This informational advantage could be perceived as enabling a BNY Mellon affiliate to invest or redeem Seed Capital in a manner that conflicts with the interests of other fund investors and/or benefits BNY Mellon or its affiliates. In order to mitigate such conflicts, BNY Mellon has implemented a policy (the "Seed Capital Investment and Redemption Policy") that governs its affiliates' investment and redemption of Seed Capital in the funds. The Seed Capital Investment and Redemption Policy includes specific parameters that govern the timing and extent of the investment and redemption of Seed Capital, which may be set according to one or more objective factors expressed in terms of timing, asset level, investment performance goals or other criteria approved by BNY Mellon. In extraordinary circumstances and subject to certain conditions, BNY Mellon will have the authority to modify the application of the Seed Capital Investment and Redemption Policy to a particular investment of Seed Capital after the investment has been made. The Seed Capital Investment and Redemption Policy does not apply (i) in cases where Seed Capital is invested in a fund that has no third party investors and (ii) to investments or redemptions that are required in order to comply with applicable regulatory restrictions (including, but not limited to, restrictions that apply to U.S. banking entities and their affiliates, such as the Adviser).

PART II

PURCHASE AND REDEMPTION OF CREATION UNITS

Each fund issues and redeems its shares on a continuous basis, at NAV, only in a large specified number of shares called a "Creation Unit." The value of each fund is determined once each business day. The Creation Unit size for a fund may change. Authorized Participants will be notified of such change. Creation Unit transactions may be made in-kind, for cash, or for a combination of securities and cash. The principal consideration for creations and redemptions for each fund is in-kind, although this may be revised at any time without notice.

PURCHASE (CREATION). The Trust issues and sells shares of each fund only: in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement ("Participant Agreement").

FUND DEPOSIT. The consideration for purchase of a Creation Unit of a fund generally consists of either (i) the Deposit Securities and the Cash Component (defined below), computed as described below; or (ii) the cash value of the Deposit Securities and the Cash Component, computed as described below. When accepting purchases of Creation Units for cash, a fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of a fund. The Cash Component, which may include a Dividend Equivalent Payment, is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. The "Dividend Equivalent Payment" enables a fund to make a complete distribution of dividends on the day preceding the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the portfolio securities of the fund ("Dividend Securities") with ex-dividend dates within the accumulation period for such distribution (the "Accumulation Period"), net of expenses and liabilities for such period, as if all of the Dividend Securities had been held by the fund for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for each fund and ends on the day preceding the next ex- dividend date. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Custodian, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current standard Fund Deposit (based on information at the end of the previous Business Day) for a fund. Such standard Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of a fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for each fund may be changed from time to time with a view to the investment objective of the fund. Information regarding the Fund Deposit necessary for the purchase of a Creation Unit is made available to Authorized Participants and other market participants seeking to transact in Creation Unit aggregations.

As noted above, the Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the

Deposit Security: (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities or the Federal Reserve System for U.S. Treasury securities; (iii) may not be eligible for trading by an Authorized Participant or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or (v) in certain other situations (collectively, "non-standard orders"). The Trust also reserves the right to: (i) permit or require the substitution of Deposit Securities in lieu of Deposit Cash; and (ii) include or remove Deposit Securities from the basket in anticipation of portfolio changes.

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Distributor, as facilitated via the Transfer Agent, to purchase a Creation Unit of a fund, an entity must be (i) a "Participating Party", i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see "Book Entry Only System"). In addition, each Participating Party or DTC Participant (each, an "Authorized Participant") must execute a Participant Agreement that has been agreed to by the Distributor and the Transfer Agent, and that has been accepted by the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below) and any other applicable fees, taxes and additional variable charge.

All orders to purchase shares directly from a fund, including non-standard orders, must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or the applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the "Order Placement Date."

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase shares directly from a fund in Creation Units have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, a fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which a fund's investments are primarily traded is closed, the fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order by the cut-off time. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities), or through DTC (for corporate securities and municipal securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of a fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of a fund or its agents by no later than the Settlement Date. The "Settlement Date" for a fund is generally the second Business Day ("T+2") after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the fund. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited with the Custodian on the Settlement Date per applicable instructions. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received on the Settlement Date per applicable instructions, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the fund for losses, if any, resulting therefrom. A creation request is considered to be in "proper form" if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

Fund	Order Type	Cutoff Time (Eastern Standard Time)
SUSEF	Standard	4:00 PM
	Negotiated	4:00 PM
	Cash	4:00 PM
SIEF	Standard	4:00 PM
	Negotiated	4:00 PM
	Cash	4:00 PM
SGEMF	Standard	5:30 PM on T-1
	Negotiated	5:30 PM on T-1
	Cash	5:30 PM on T-1

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units.

In instances where the Trust accepts Deposit Securities for the purchase of a Creation Unit, the Creation Unit may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the "Additional Cash Deposit"), which shall be maintained in a general non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Trust may use such Additional Cash Deposit to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income and taxes associated with missing Deposit Securities, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee as set forth below under "Creation and Redemption Transaction Fees" will be charged in all cases and an additional variable charge may also be applied. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

ACCEPTANCE OF ORDERS OF CREATION UNITS. The Trust reserves the absolute right to reject an order for Creation Units transmitted in respect of a fund at its discretion, including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the fund; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Trust or its agents shall communicate to the Authorized Participant its rejection of an order. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

REDEMPTION. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to each fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of securities designated by the fund that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day ("Redemption Securities"). Redemption Securities received on redemption may not be identical to Deposit Securities. The identity and number of shares of the Redemption Securities or the Cash Redemption Amount (defined below) may be changed from time to time with a view to the investment objective of the fund. Redemption proceeds for a Creation Unit are paid either in-kind or in cash or a combination thereof, as determined by the Trust. With respect to in-kind redemptions of a fund, redemption proceeds for a Creation Unit will consist of Redemption Securities plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Redemption Securities (the "Cash Redemption Amount"), less a fixed redemption transaction fee and any applicable additional variable charge as set forth below. In the event that the Redemption Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing at the Trust's discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Redemption Securities.

PROCEDURES FOR REDEMPTION OF CREATION UNITS. After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Redemption Securities and the Cash Redemption Amount to the Authorized Participant by the Settlement Date. With respect to in-kind redemptions of a fund, the calculation of the value of the Redemption Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Distributor by a DTC Participant by the specified time on the Order Placement Date, and the requisite number of shares of a fund are delivered to the Custodian per applicable instructions on the Settlement Date, then the value of the Redemption Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Order Placement Date. If the requisite number of shares of the fund are not delivered on the Settlement Date per applicable instructions, the fund will not release the underlying securities for delivery unless collateral is posted in such percentage amount of missing shares as set forth in the Participant Agreement (marked to market daily).

Fund	Order Type	Cutoff Time (Eastern Standard Time)
SUSEF	Standard	4:00 PM
	Negotiated	4:00 PM
	Cash	4:00 PM
SIEF	Standard	4:00 PM
	Negotiated	4:00 PM
	Cash	4:00 PM
SGEMF	Standard	5:30 PM on T-1
	Negotiated	5:30 PM on T-1
	Cash	5:30 PM on T-1

With respect to in-kind redemptions of a fund, in connection with taking delivery of shares of Redemption Securities upon redemption of Creation Units, an Authorized Participant must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Redemption Securities are customarily traded (or such other arrangements as allowed by the Trust or its agents), to which account such Redemption Securities will be delivered. Deliveries of redemption proceeds generally will be made within two Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than two Business Days after the day on which the redemption request is received in proper form. If the Authorized Participant has not made appropriate arrangements to take delivery of the Redemption Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Redemption Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such shares in cash, and the Authorized Participant will be required to receive its redemption proceeds in cash. If it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Redemption Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions described below, to offset the Trust's brokerage and other transaction costs associated with the disposition of Redemption Securities). A fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Redemption Securities but does not differ in NAV.

An Authorized Participant submitting a redemption request is deemed to represent to the Trust that, as of the close of the Business Day on which the redemption request was submitted, it (or its client) will own (within the meaning of Rule 200 of Regulation SHO) or has arranged to borrow for delivery to the Trust on or prior to the Settlement Date of the redemption request, the requisite number of shares of the relevant fund to be redeemed as a Creation Unit. In either case, the Authorized Participant is deemed to acknowledge that: (i) it (or its client) has full legal authority and legal right to tender for redemption the requisite number of shares of the applicable fund and to receive the entire proceeds of the redemption; and (ii) if such shares submitted for redemption have been loaned or pledged to another party or are the subject of a repurchase agreement, securities lending agreement or any other arrangement affecting legal or beneficial ownership of such shares being tendered, there are no restrictions precluding the tender and delivery of such shares (including borrowed shares, if any) for redemption, free and clear of liens, on the redemption Settlement Date. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from a fund in connection with higher levels of redemption activity and/or short interest in the fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

Redemptions of shares for Redemption Securities will be subject to compliance with applicable federal and state securities laws and each fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Redemption Securities upon redemptions or could not do so without first registering the Redemption Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Redemption Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a "qualified institutional buyer," ("QIB") as such term is defined under Rule 144A of the Securities Act, will not be able to receive Redemption Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Redemption Securities.

The right of redemption may be suspended or the date of payment postponed with respect to a fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the fund or determination of the NAV of the shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

REQUIRED EARLY ACCEPTANCE OF ORDERS FOR CERTAIN INTERNATIONAL FUNDS. Notwithstanding the foregoing, as described in the Participant Agreement and/or the applicable order form, certain funds may require orders to be placed prior to the trade date, as described in the Participant Agreement or the applicable order form, in order to receive the trade date's NAV. The cut-off time to receive the trade date's NAV will not precede the calculation of the NAV of a fund's shares on the prior Business Day. Orders to purchase shares of such funds that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) that the equity markets in the relevant foreign market are closed may not be accepted. Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular Business Day, as described in the Participant Agreement and the applicable order form.

CREATION AND REDEMPTION TRANSACTION FEES. A transaction fee, as set forth in the tables below, is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. Authorized Participants will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day regardless of the number of Creation Units created or redeemed on that day. A fund may adjust the transaction fee from time to time. An additional charge or a variable charge (discussed below) will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the Redemption Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services.

Purchase of Creation Unit Transaction Fees:

Fund	Transaction Fee*, **
SUSEF	$150
SIEF	$1,000
SGEMF	$2,500

* From time to time, a fund may waive all or a portion of its applicable transaction fee(s). An additional charge of up to three (3) times the standard transaction fee may be charged to the extent a transaction is outside of the clearing process.

** In addition to the transaction fees listed above, the funds may charge an additional variable fee for creations in cash to offset brokerage and impact expenses associated with the cash transaction. The variable transaction fee will be calculated based on historical transaction cost data and the Adviser's view of current market conditions; however, the actual variable fee charged for a given transaction may be lower or higher than the trading expenses incurred by a fund with respect to that transaction.

Redemption of Creation Unit Transaction Fees:

Fund	Transaction Fee*, **
SUSEF	$150
SIEF	$1,000
SGEMF	$2,500

* From time to time, a fund may waive all or a portion of its applicable transaction fee(s). An additional charge of up to three (3) times the standard transaction fee may be charged to the extent a transaction is outside of the clearing process.

** In addition to the transaction fees listed above, the funds may charge an additional variable fee for redemptions in cash to offset brokerage and impact expenses associated with the cash transaction. The variable transaction fee will be calculated based on historical transaction cost data and the Adviser's view of current market conditions; however, the actual variable fee charged for a given transaction may be lower or higher than the trading expenses incurred by a fund with respect to that transaction.

INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

The following charts, which supplement and should be read together with the information in the prospectus, indicate some of the specific investments and investment techniques applicable to your fund. Additional policies and restrictions are described in the prospectus and below in the next section (see "Investment Restrictions"). See "Additional Information About Investments, Investment Techniques and Risks" in Part III of this SAI for more information, including important risk disclosure, about the investments and investment techniques applicable to your fund.

Fund	Equity Securities	IPOs	U.S. Government Securities
BNY Mellon Sustainable US Equity Fund	✓	✓	✓
BNY Mellon Sustainable International Equity Fund	✓	✓	✓
BNY Mellon Sustainable Global Emerging Markets Fund	✓	✓	✓

Fund	REITs	Money Market Instruments[1]	Foreign Securities	Emerging Markets	Depositary Receipts
BNY Mellon Sustainable US Equity Fund	✓	✓	✓	✓	✓
BNY Mellon Sustainable International Equity Fund	✓	✓	✓	✓	✓
BNY Mellon Sustainable Global Emerging Markets Fund	✓	✓	✓	✓	✓

1 Money market instruments consist of high quality, short-term debt obligations, including U.S. Government securities, bank obligations, repurchase agreements and commercial paper. For all funds, (1) when the Adviser determines that adverse market conditions exist, a fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, and (2) a fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position. When a fund has adopted a temporary defensive position, it may not achieve its investment objective(s). The commercial paper purchased by a fund will consist only of obligations which, at the time of their purchase, are (a) rated at least Prime-1 by Moody's or A-1 by S&P; (b) issued by companies having an outstanding unsecured debt issue currently rated at least Aa by Moody's or AA- by S&P; or (c) if unrated, determined by the Adviser to be of comparable quality to those rated obligations which may be purchased by the fund.

Fund	Investment Companies	ETFs	Exchange-Traded Notes	Futures Transactions	Options Transactions
BNY Mellon Sustainable US Equity Fund	✓	✓	✓	✓	✓
BNY Mellon Sustainable International Equity Fund	✓	✓	✓	✓	✓
BNY Mellon Sustainable Global Emerging Markets Fund	✓	✓	✓	✓	✓

Fund	Swap Transactions[2]	Structured Securities and Hybrid Instruments	Participation Notes
BNY Mellon Sustainable US Equity Fund	✓	✓	✓
BNY Mellon Sustainable International Equity Fund	✓	✓	✓
BNY Mellon Sustainable Global Emerging Markets Fund	✓	✓	✓

2 Includes contracts for difference.

Fund	Foreign Currency Transactions	Borrowing Money
BNY Mellon Sustainable US Equity Fund	✓	✓
BNY Mellon Sustainable International Equity Fund	✓	✓
BNY Mellon Sustainable Global Emerging Markets Fund	✓	✓

Fund	Illiquid Investments	Section 4(a)(2) Paper and Rule 144A Securities
BNY Mellon Sustainable US Equity Fund	✓	✓
BNY Mellon Sustainable International Equity Fund	✓	✓
BNY Mellon Sustainable Global Emerging Markets Fund	✓	✓

INVESTMENT RESTRICTIONS

"Fundamental Policies" may not be changed without approval of the holders of a majority of the fund's outstanding voting securities (as defined in the 1940 Act). Under the 1940 Act, the vote of a majority of the fund's outstanding voting securities means the vote of (A) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the fund, whichever is less. "Nonfundamental Policies" may be changed at any time, without shareholder approval, by a vote of a majority of the board members and in compliance with applicable law and regulatory policy. Notwithstanding investments and activities referenced in the Fundamental and Nonfundamental Policies of any fund, no fund will invest in a manner, or engage in activities, inconsistent with or not permitted by the fund's investment strategy and policies as described in the fund's prospectus and this SAI.

Fundamental Policies

As a matter of Fundamental Policy, each fund, as indicated, may not:

1. Borrowing

Borrow money, except to the extent permitted under the 1940 Act. For purposes of this Fundamental Policy, the entry into options, forward contracts, futures contracts, including those related to indices, other derivatives and options on futures contracts or indices or other derivatives shall not constitute borrowing, to the extent covered in accordance with applicable SEC and staff guidance.

2. Commodities

Invest in physical commodities, except that the fund may purchase and sell commodity-linked or index-linked structured notes, commodity-related ETFs or ETNs, options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

3. Industry Concentration

Invest more than 25% of its assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

4. Loans

Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund's total assets) or as otherwise permitted by the SEC. For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

5. Real Estate

Purchase, hold or deal in real estate, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or REITs and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

6. Senior Securities

Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the fund's borrowing policies or otherwise to the extent permitted under the 1940 Act. For purposes of this Fundamental Policy, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options and other derivative instruments, purchase or sale of forward foreign currency contracts and the writing of options are not deemed to be an issuance of a senior security, to the extent covered in accordance with applicable SEC and staff guidance..

7. Underwriting

Act as an underwriter of securities of other issuers, except to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

*****

References to "commodities" in the Fundamental Policy described above are to physical commodities, typically natural resources or agricultural products, and are not intended to refer to instruments that are strictly financial in nature and are not related to the purchase or delivery of physical commodities.

For purposes of the Fundamental Policy regarding industry concentration, each fund will not invest more than 25% of the fund's total assets in securities issued or guaranteed by a single foreign government or by a single foreign supranational entity.

For purposes of the Fundamental Policy regarding senior securities, the 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain derivatives, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

The funds' Fundamental Policies will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a Fundamental Policy provides that an investment practice may be conducted as permitted by the 1940 Act, this will be interpreted to mean that the investment practice is either (i) expressly permitted by the 1940 Act or (ii) not expressly prohibited by the 1940 Act.

With respect to each fund for both Fundamental and Nonfundamental Policies, if a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction, except as otherwise required by the 1940 Act. With respect to the funds' policies pertaining to borrowing, however, if borrowings exceed 33-1/3% of the value of a fund's total assets as a result of a change in values or assets, the fund must take steps to reduce such borrowings within three days (not including Sundays and holidays) thereafter at least to the extent of such excess.

Other Investment Restriction Policies

Investment Objective. Each fund's investment objective is disclosed in its prospectus. A fund's investment objective is a Nonfundamental Policy.

Diversification Classification. Each fund is classified as "non-diversified" under the 1940 Act.

Funds-of-Funds. Each fund has adopted a Nonfundamental policy prohibiting it from acquiring shares of other funds in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

80% Test. Pursuant to Rule 35d-1 under the 1940 Act, each of the following funds invests, as a Nonfundamental Policy, at least 80% of its assets (plus the amount of borrowings for investment purposes) in the instruments described below ("80% Test"). To the extent a fund invests in ETFs, the fund will look through to the underlying assets of the ETF to satisfy this policy. Each fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its 80% Test.

Fund	80% Test

BNY Mellon Sustainable US Equity ETF	Equity securities of U.S. companies that demonstrate attractive investment attributes and sustainable business practices.
BNY Mellon Sustainable International Equity ETF	Equity securities of foreign companies that demonstrate attractive investment attributes and sustainable business practices.
BNY Mellon Sustainable Global Emerging Markets ETF	Equity securities of emerging market companies that demonstrate attractive investment attributes and sustainable business practices.

INFORMATION ABOUT THE FUNDS' ORGANIZATION AND STRUCTURE

The Trust is an open-end management investment company, registered under the 1940 Act, consisting of multiple fund series. The funds are series of the Trust, and investments are made through, and shareholders invest in, the funds. The offering of each fund's shares is registered under the Securities Act. References in this SAI to a "fund" generally refer to the series of the Trust. The Trust was organized as a Massachusetts business trust on June 4, 2010.

CERTAIN EXPENSE ARRANGEMENTS

Each fund's management agreement provides that the Adviser will pay substantially all expenses of such fund, except for the management fees, payments under the fund's 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with any securities lending program to be adopted by the fund, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business.

The Adviser may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses. Any such voluntary waiver or reimbursement may be eliminated by the Adviser at any time.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue, NW, Washington, DC 20004 serves as counsel to the funds.

Ernst & Young LLP, 5 Times Square, New York, New York 10036, an independent registered public accounting firm, has been selected to serve as the independent registered public accounting firm for the funds.

PART III

ADDITIONAL INFORMATION ABOUT BUYING AND SELLING SHARES

The Code imposes various limitations on the amount that may be contributed by fund shareholders to certain Retirement Plans or government sponsored programs. These limitations apply to participants at the Retirement Plan level and, therefore, do not directly affect the amount that may be invested in a fund by a Retirement Plan or government sponsored programs. Participants and Retirement Plan or program sponsors should consult their tax advisors for details.

Frequent Purchases and Exchanges

Unlike frequent trading of shares of a traditional open-end mutual fund (i.e., not exchange-traded shares), frequent trading of shares on the secondary market does not disrupt portfolio management, increase a fund's trading costs, lead to realization of capital gains, or otherwise harm fund shareholders because these trades do not involve a fund directly. A few institutional investors are authorized to purchase and redeem the funds' shares directly with the funds. When these trades are effected in-kind (i.e., for securities, and not for cash), the potential for harmful effects that may result from frequent cash trades is not as present. Moreover, each fund imposes transaction fees on in-kind purchases and redemptions of the fund intended to cover the custodial and other costs incurred by the fund in effecting in-kind trades. These fees may increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the fund's trading costs increase in those circumstances, although transaction fees are subject to certain limits and therefore may not cover all related costs incurred by a fund. For these reasons, the board has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in shares of the funds.

INFORMATION ABOUT SHAREHOLDER SERVICES

Broker dealers or other financial intermediaries, at their own discretion, may offer a dividend reinvestment service under which shares are purchased in the secondary market at current market prices. Investors should consult their broker dealer or other financial intermediary for further information regarding any dividend reinvestment service offered.

INFORMATION ABOUT DISTRIBUTION AND SERVICE PLANS

The board of the Trust has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act for each fund. Under the 12b-1 Plan, each fund is authorized to pay shareholder services and distribution fees in connection with the sale and distribution of its shares in an amount up to 0.25% of its average daily net assets each year. No payments pursuant to the 12b-1 Plan will be made through at least the first twelve (12) months of operation. Additionally, the implementation of any such payments would have to be approved by the board prior to implementation. Because these fees would be paid out of a fund's assets on an ongoing basis, if payments are made in the future, these fees will increase the cost of your investment and may cost you more over time.

A written quarterly report of the amounts expended under a fund's 12b-1 Plan, and the purposes for which such expenditures were incurred, must be made to the fund's board for its review. Currently, only a Plan pursuant to Rule 12b-1 has been adopted, but other Plans may be adopted in the future not pursuant to Rule 12b-1 (although none are currently intended to be adopted). For a Plan adopted pursuant to Rule 12b-1, such Plan provides that it may not be amended to increase materially the costs that holders of the fund's shares may bear pursuant to the Plan without the approval of the holders of such shares; other material amendments of the Plan must be approved by the board and by the Independent Board Members of the fund who have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The 12b-1 Plan is subject to annual approval by such vote of the board members cast in person at a meeting called for the purpose of voting on the Plan. The 12b-1 Plan is generally terminable at any time by vote of a majority of the Independent Board Members of the fund who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan or by vote of a majority of the outstanding voting securities of such fund.

III-1

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

See the prospectus and "Investments, Investment Techniques and Risks" and "Investment Restrictions" in Part II of this SAI to determine which policies and risks apply to your fund.

Equity Securities

Equity securities include common stocks, tracking stocks, depositary receipts, and certain preferred stocks, convertible securities, warrants, and shares of real estate investment trusts. See "Real Estate Investment Trusts ("REITs")" and "Depositary Receipts and New York Shares" below for a discussion of real estate investment trusts and depositary receipts, respectively. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a fund's investments will result in changes in the value of its shares and thus the fund's total return to investors.

Investing in equity securities poses risks specific to an issuer as well as to the particular type of company issuing the equity securities. For example, equity securities of small- or mid-capitalization companies tend to have more abrupt or erratic price swings than equity securities of larger, more established companies because, among other reasons, they trade less frequently and in lower volumes and their issuers typically are more subject to changes in earnings and prospects in that they are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. Equity securities of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss. If a fund, together with other investment companies and other clients advised by the Adviser and its affiliates, owns significant positions in portfolio companies, depending on market conditions, the fund's ability to dispose of some or all positions at a desirable time may be adversely affected. While common stockholders usually have voting rights on a number of significant matters, other types of equity securities, such as preferred stock, common limited partnership units and limited liability company interests, may not ordinarily have voting rights.

An investment in securities of companies that have no earnings or have experienced losses is generally based on a belief that actual or anticipated products or services will produce future earnings. If the anticipated event is delayed or does not occur, or if investor perception about the company changes, the company's stock price may decline sharply and its securities may become less liquid.

Investing in equity securities also poses risks specific to a particular industry, market or sector, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of equity securities tend to move by industry, market or sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the share prices of the equity securities of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of such securities of companies in that industry to decline quickly.

Common Stock. Stocks and similar securities, such as common limited partnership units and limited liability company interests, represent shares of ownership in a company. After other claims are satisfied, common stockholders and other common equity owners participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's common equity securities, so common equity securities generally have the greatest appreciation and depreciation potential of all corporate securities. Common stock may be received upon the conversion of convertible securities.

Preferred Stock. Preferred stock is a form of equity ownership in a corporation. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. The market value of preferred stock generally increases when interest rates decline and decreases when interest rates rise, but, as with debt securities, also is affected by the issuer's ability or perceived ability to make payments on the preferred stock. While most preferred stocks pay a dividend, a fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuer.

III-2

Holding convertible preferred stock can provide a steady stream of dividends and the option to convert the preferred stock to common stock.

Certain convertible preferred stocks may offer enhanced yield features. These preferred stocks may feature a mandatory conversion date and may have a capital appreciation limit expressed in terms of a stated price. Other types of convertible securities may be designed to provide the investor with high current income with some prospect of future capital appreciation and may have some built-in call protection. Investors may have the right to convert such securities into shares of common stock at a preset conversion ratio or hold them until maturity. Upon maturity they may convert into either cash or a specified number of shares of common stock.

In some cases, certain preferred securities can include loss absorption provisions that make the securities more like equity. Contingent convertible capital securities (sometimes referred to as "CoCos") may have loss absorption characteristics or may provide for mandatory conversion into common shares of the issuer under certain circumstances. Loss absorption characteristics may include downward adjustment of the liquidation value of the security to below the original par value (even to zero) under certain circumstances. This may occur, for instance, in the event that business losses have eroded capital to a substantial extent. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. The mandatory conversion might relate, for instance, to maintenance of a capital minimum, whereby falling below the minimum would trigger automatic conversion. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion to common stock would deepen the subordination of the investor, hence worsening standing in a bankruptcy. CoCos typically sit above equity and below senior debt with respect to seniority and are described further below under "Convertible Securities."

Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

Tracking Stock. A tracking stock is a type of common stock that "tracks" or depends on the financial performance of a specific business unit or operating division of a company rather than the operations of the company as a whole. Tracking stocks trade as separate securities. As a result, if the unit or division does poorly, the value of the tracking stock may decrease even if the company as a whole performs well. The opposite may also be true. Shareholders of tracking stocks have a financial interest only in that unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets. If a tracking stock pays dividends, the amounts paid will solely depend on the performance of the business unit or division.

Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). Convertible securities have characteristics similar to both equity and fixed-income securities.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

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Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

CoCos are slightly different than regular convertible bonds in that the likelihood of the bonds converting to equity is "contingent" on a specified event or trigger. CoCos are securities typically issued by a bank that are designed to absorb the bank's losses during a period of financial stress, thereby improving the bank's capital position. CoCos absorb losses by converting to equity or having their principal written down (either partially or in full) when a pre-specified trigger event occurs. Absent a trigger event, the securities are hybrid instruments with debt-like characteristics. CoCos may be structured with various types of trigger events.

Synthetic Convertible Securities. So-called "synthetic convertible securities" are comprised of two or more different securities, each with its own market value, whose investment characteristics, taken together, resemble those of convertible securities. An example is a non-convertible debt security and a warrant or option. The "market value" of a synthetic convertible is the combined value of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Warrants and Stock Purchase Rights Warrants or stock purchase rights ("rights") give the holder the right to subscribe to equity securities at a specific price for a specified period of time. Warrants and rights are subject to the same market risk as stocks, but may be more volatile in price. A fund's investment in warrants and rights will not entitle it to receive dividends or exercise voting rights, provide no rights with respect to the assets of the issuer and will become worthless if not profitably exercised before the expiration date. Warrants, rights or other non-income producing equity securities may be received in connection with a fund's investments in corporate debt securities (further described below), or restructuring of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.

IPOs.

IPOs Generally. IPOs of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When the Adviser or Sub-Adviser is given an opportunity to invest in such an initial offering or "new" or "hot" issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to the trading desk their level of interest in a particular offering with respect to eligible clients' accounts for which that team is responsible.

Equity IPOs. An equity IPO is a corporation's first offering of stock to the public. Shares are given a market value reflecting expectations for the corporation's future growth. Special rules of FINRA apply to the distribution of IPOs. Corporations offering IPOs generally have limited operating histories and may involve greater investment risk than companies with longer operating histories. Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history, all of which may contribute to price volatility. The limited number of shares available for trading in some IPOs may make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of such. Foreign IPOs are subject to foreign political and currency risks. Many IPOs are issued by undercapitalized companies of small or microcap size. The prices of these companies' securities can be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.

U.S. Government Securities

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U.S. Government securities, which are interest-bearing securities that promise a stable stream of income, are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. U.S. Government securities include Treasury bills, Treasury notes and Treasury bonds, which differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years. The prices of U.S. Government securities are inversely affected by changes in interest rates and, therefore, are subject to interest rate risk, as well as the risk of unrelated market price fluctuations. In general, the longer a security's maturity, the more it will fluctuate in response to changing interest rates. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of Treasury; others by the right of the issuer to borrow from Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A security backed by Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value nor a fund's share price is guaranteed.

TIPS are issued by Treasury and are designed to provide investors a long-term investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed, while the principal value rises or falls semi-annually based on changes in a published Consumer Price Index. Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal will not drop below its face value at maturity. In exchange for the inflation protection, TIPS generally pay lower interest rates than typical Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity. The secondary market for TIPS may not be as active or liquid as the secondary market for conventional Treasury securities. Principal appreciation and interest payments on TIPS generally will be taxed annually as ordinary interest income or original issue discount for federal income tax calculations. As a result, any appreciation in principal generally will be counted as income in the year the increase occurs, even though the investor will not receive such amounts until the TIPS are sold or mature. Principal appreciation and interest payments will be exempt from state and local income taxes.

Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by GNMA, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment.

On August 5, 2011, S&P lowered its long-term sovereign credit rating for the United States of America to "AA+" from "AAA." The value of shares of a fund that may invest in U.S. Government obligations may be adversely affected by S&P's downgrade or any future downgrades of the U.S. Government's credit rating.

Real Estate Investment Trusts ("REITs")

A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of Section 856 of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in the fee ownership or leasehold ownership of land and buildings and derive their income primarily from rental income. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can hold REMIC regular interests and can hold or make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans or REMIC interests. Hybrid REITs combine the characteristics of both equity

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and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act. A fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the fund.

Money Market Instruments

A fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government securities) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Bank Obligations. Bank obligations include certificates of deposit ("CDs"), time deposits ("TDs"), bankers' acceptances and other short-term obligations issued by domestic or foreign banks or thrifts or their subsidiaries or branches and other banking institutions. CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates. TDs and CDs may be issued by domestic or foreign banks or their subsidiaries or branches. A fund may purchase CDs issued by banks, savings and loan associations and similar institutions with less than $1 billion in assets, the deposits of which are insured by the FDIC, provided the fund purchases any such CD in a principal amount of no more than an amount that would be fully insured by the Deposit Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. A fund would not own more than one such CD per such issuer.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by a fund are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending on the principal amount of the CDs of each bank held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the fund generally, among other things, are required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign subsidiaries or branches of domestic banks may be general obligations of the parent banks in addition to the issuing subsidiary or branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations and obligations of foreign banks or their subsidiaries or branches are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls, seizure of assets, declaration of a moratorium and foreign withholding and other taxes on interest income. Foreign subsidiaries and branches of domestic banks and foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign subsidiary or branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as

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governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign subsidiaries or branches of domestic banks, or by foreign banks or their branches or subsidiaries, the Adviser carefully evaluates such investments on a case-by-case basis.

Repurchase Agreements. A repurchase agreement is a contract under which a fund would acquire a security for a relatively short period subject to the obligation of the seller, typically a bank, broker/dealer or other financial institution, to repurchase and the fund to resell such security at a fixed time and at a price higher than the purchase price (representing the fund's cost plus interest). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The fund's custodian or sub-custodian engaged in connection with tri-party repurchase agreement transactions will have custody of, and will segregate, securities acquired by the fund under a repurchase agreement. In connection with its third party repurchase transactions, a fund will engage only eligible sub-custodians that meet the requirements set forth in Section 17(f) of the 1940 Act. The value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The fund bears a risk of loss if the other party to the repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements are considered by the staff of the SEC to be loans by the fund that enters into them. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a fund's ability to dispose of the underlying securities. A fund may engage in repurchase agreement transactions that are collateralized by U.S. Government securities (which are deemed to be "collateralized fully" pursuant to the 1940 Act) or, for certain funds, to the extent consistent with the fund's investment policies, collateralized by securities other than U.S. Government securities (credit and/or equity collateral). Transactions that are collateralized fully enable the fund to look to the collateral for diversification purposes under the 1940 Act. Conversely, transactions secured with credit and/or equity collateral require the fund to look to the counterparty to the repurchase agreement for determining diversification. Because credit and/or equity collateral is subject to certain credit, liquidity, market and/or other additional risks that U.S. Government securities are not subject to, the amount of collateral posted in excess of the principal value of the repurchase agreement is expected to be higher in the case of repurchase agreements secured with credit and/or equity collateral compared to repurchase agreements secured with U.S. Government securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, a fund will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. The funds may jointly enter into one or more repurchase agreements in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder. Any joint repurchase agreements must be collateralized fully by U.S. Government securities.

Commercial Paper. Commercial paper represents short-term, unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies used to finance short-term credit needs and may consist of U.S. dollar-denominated obligations of domestic issuers and foreign currency-denominated obligations of domestic or foreign issuers. Commercial paper may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject.

Foreign Securities

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Foreign securities include the securities of companies organized under the laws of countries other than the United States and those issued or guaranteed by governments other than the U.S. Government or by foreign supranational entities. They also include securities of companies whose principal trading market is in a country other than the United States or of companies (including those that are located in the United States or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a majority of their assets outside the United States. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Investing in the securities of foreign issuers, as well as instruments that provide investment exposure to foreign securities and markets, involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates (i.e., affecting the value of assets as measured in U.S. dollars), changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. A change in the value of such foreign currency against the U.S. dollar also will result in a change in the amount of income available for distribution. If a portion of a fund's investment income may be received in foreign currencies, such fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the fund will absorb the cost of currency fluctuations. After the fund has distributed income, subsequent foreign currency losses may result in the fund having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders. In addition, if the exchange rate for the currency in which a fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the fund may have to sell portfolio securities to obtain sufficient cash to enable the fund to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets, and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, in 2007 and 2008, the meltdown in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

Foreign investments involve risks unique to the local political, economic, and regulatory structures in place, as well as the potential for social instability, military unrest or diplomatic developments that could prove adverse to the interests of U.S. investors. Individual foreign economies can differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In addition, significant external political and economic risks currently affect some foreign countries. For example, both Taiwan and China claim sovereignty over Taiwan and there is a demilitarized border and hostile relations between North and South Korea. War and terrorism affect many countries, especially those in Africa and the Middle East. A number of countries in Europe have suffered terror attacks. The future proliferation and effects of these and similar events and other socio-political or geographical issues are not known but could suddenly and/or profoundly affect global economies, markets, certain industries and/or specific securities.

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Because evidences of ownership of foreign securities usually are held outside the United States, additional risks of investing in foreign securities include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage, exchange control regulations or otherwise. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when shareholders have no access to the fund.

Investing in Europe. Ongoing concerns regarding the economies of certain European countries and/or their sovereign debt, as well as the possibility that one or more countries might leave the European Union (the "EU"), create risks for investing in the EU. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit, and financial markets in Europe and elsewhere have experienced significant volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not be effective, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of outstanding debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

A number of countries within the EU are also members of the Economic and Monetary Union (the "eurozone") and have adopted the Euro as their currency. Eurozone membership requires member states to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Changes in import or export tariffs, changes in governmental or EU regulations on trade, changes in the exchange rate of the Euro and other currencies of certain EU countries which are not in the eurozone, the default or threat of default by an EU member state on its sovereign debt, and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member states and their trading partners. Further, eurozone membership controls may potentially limit the ability of an EU member state to respond to financial market volatility, economic downturns, rising government debt levels and the possible default of government debt with appropriate fiscal measures.

In June 2016, citizens of the United Kingdom voted in a referendum to leave the EU (known as "Brexit"), creating economic and political uncertainty in its wake. In March 2017, the United Kingdom formally notified the European Council of the United Kingdom's intention to withdraw from the EU pursuant to Article 50 of the Treaty on European Union. This formal notification began negotiations regarding the terms of the United Kingdom's exit from the EU. On January 31, 2020, the U.K. formally withdrew from the EU and entered an 11-month transition period, which concluded on December 31, 2020, with the U.K. leaving the EU single market and customs union under the terms of a new trade agreement. The agreement governs the new relationship between the U.K. and EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. The full scope and nature of the consequences of the exit are not at this time known and are unlikely to be known for a significant period of time.

Depreciation of the British pound sterling and/or the Euro in relation to the U.S. dollar related to Brexit would adversely affect fund investments denominated in British pound sterling and/or the Euro that are not fully and effectively hedged, regardless of the performance of the investment.

It is unknown whether the U.K.'s exit will increase the likelihood of other countries also departing the EU. Any exits from the EU, or the possibility of such exits, may have a significant impact on the U.K., Europe, and global economies, which may result in increased volatility and illiquidity, new legal and regulatory uncertainties and potentially lower economic growth for such economies that could potentially have an adverse effect on the value of a fund's investments. Whether or not a fund invests in securities of issuers located in Europe or has significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund's investment.

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Investing in Japan. The Japanese economy has only recently emerged from a prolonged economic stagnation. Over the last few decades, Japan's economic growth rate had remained relatively low compared to that of its Asian neighbors and other major developed economies mainly due to deflation. The economy is characterized by an aging demographic, a declining population, a large government debt and a highly regulated labor market. Monetary and fiscal policies designed to stimulate economic growth in Japan have had limited success in the past prior to the current government. Overseas trade is important to Japan's economy, although exports as a percentage of Japan's gross domestic product is lower than other Asian countries and most developed countries. Japan has few natural resources and limited land area and is reliant on imports for its commodity needs. Fluctuations or shortages in relevant commodity markets could have a negative impact on Japan's economy. The Japanese economy also can be adversely affected by trade tariffs, other protectionist measures, competition from emerging economies, and the economic conditions of its trading partners. Japan has a growing economic relationship with China and other Southeast Asian countries, and economic, political or social instability in those countries, whether resulting from country, regional or global events, could have an adverse effect on Japan's economy. The specific risks of investing in Japan, certain of which are summarized in this section, could, individually or in the aggregate, adversely impact investments in Japan.

Labor Market. Japan's labor market, affected by the aging and shrinking population, appears to be undergoing fundamental structural changes. The changing population has increased the cost of Japan's pension and public welfare system. Japan's labor market, which traditionally preferred lifetime employment, also has sought to adjust to meet the need for increased labor mobility. Issues in Japan's labor market may, among other consequences, adversely affect Japan's economic competitiveness.

Currency Fluctuations. The Japanese yen has fluctuated widely at times, and any material increase in its value may cause a decline in exports that could weaken the Japanese economy. The Japanese government has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japan's intervention in the currency markets could cause the value of the yen to fluctuate dramatically and unpredictably. A decline in value of the yen relative to the U.S. dollar will affect the value of these investments held by a fund.

Natural Disasters. Japan has experienced natural disasters, such as earthquakes and tidal waves, of varying degrees of severity. The risks of such phenomena, and the resulting damage, continue to exist and could have a severe and negative impact on a fund's holdings in Japanese securities. Japan also has one of the world's highest population densities, with a significant percentage of its total population concentrated in the metropolitan areas of Tokyo, Osaka and Nagoya. As a result, a natural disaster centered in or very near one of these cities could have a particularly devastating effect on Japan's financial markets. For example, Japan suffered economic distress from the earthquake and resulting tsunami that struck northeastern Japan in March 2011 and caused major damage along the coast, including damage to nuclear power plants in the region.

Emerging Markets. Investments in, or economically tied to, emerging market countries may be subject to higher risks than investments in companies in developed countries. Risks of investing in emerging markets and emerging market securities include, but are not limited to (in addition to those described above): less social, political and economic stability; less diverse and mature economic structures; the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; certain national policies that may restrict a fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; local taxation; the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; the absence until recently, in certain countries, of a capital structure or market-oriented economy; the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in these countries; restrictions that may make it difficult or impossible for a fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; possible losses through the holding of securities in domestic and foreign custodial banks and depositories; heightened opportunities for governmental corruption; large amounts of foreign debt to finance basic governmental duties that could lead to restructuring or default; and heavy reliance on exports that may be severely affected by global economic downturns.

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The purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of a fund, its Adviser and its affiliates and their respective clients and other service providers. A fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to government intervention and the imposition of "capital controls." Countries use these controls to restrict volatile movements of capital entering ("inflows") and exiting ("outflows") their country to respond to certain economic conditions. Such controls are mainly applied to short-term capital transactions to counter speculative flows that threaten to undermine the stability of the exchange rate and deplete foreign exchange reserves. Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets in such a way that may adversely affect the ability of a fund to repatriate its income and capital. These limitations may have a negative impact on the fund's performance and may adversely affect the liquidity of the fund's investment to the extent that it invests in certain emerging market countries. Some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. If a fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the fund's NAV will be adversely affected. Many emerging market countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, adverse effects on the economies and securities markets of certain of these countries. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Certain funds may invest in companies organized or with their principal place of business, or majority of assets or business, in pre-emerging markets, also known as frontier markets. The risks associated with investments in frontier market countries include all the risks described above for investments in foreign securities and emerging markets, although the risks are magnified for frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, more political and economic instability, weaker legal, financial accounting and regulatory infrastructure, and more governmental limitations on foreign investments than typically found in more developed countries, and frontier markets typically have greater market volatility, lower trading volume, lower capital flow, less investor participation, fewer large global companies and greater risk of a market shutdown than more developed markets. Frontier markets are more prone to economic shocks associated with political and economic risks than are emerging markets generally. Many frontier market countries may be dependent on commodities, foreign trade or foreign aid.

Investing in China. Investments in securities of companies domiciled in China involve a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets. Such heightened risks include, among others, an authoritarian government, popular unrest associated with demands for improved political, economic and social conditions, the impact of regional conflict on the economy and hostile relations with neighboring countries. Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. The Chinese economy is vulnerable to the long-running disagreements and religious and nationalist disputes with Tibet and the Xinjiang region. Since 1997, there have been tensions between the Chinese government and many people in Hong Kong who perceive China as tightening control over Hong Kong's semi-autonomous liberal political, economic, legal, and social framework. Recent protests and unrest have increased tensions even further. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets. China has a complex territorial dispute regarding the sovereignty of Taiwan that has included threats of invasion. Taiwan-based companies and individuals are significant investors in China and military conflict between China and Taiwan may adversely affect securities of Chinese issuers. In addition, China has strained international relations with

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Japan, India, Russia and other neighbors due to territorial disputes, historical animosities and other defense concerns. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China's economy and Chinese issuers of securities in which a fund invests. China could be affected by military events on the Korean peninsula or internal instability within North Korea. These situations may cause uncertainty in the Chinese market and may adversely affect performance of the Chinese economy.

The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. However, there can be no assurance that these reforms will continue or that they will be effective. Despite reforms and privatizations of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies. The Chinese government continues to maintain a major role in economic policy making and investing in China involves risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In addition, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the U.S. Accordingly, issuers of securities in China are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely and accurate disclosure of information. Stock markets in China are in the process of change and further development. This may lead to trading volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulation.

From time to time and as recently as January 2020, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the fund's investments.

While the Chinese economy has experienced past periods of rapid growth, there is no assurance that such growth rates will recur. China may experience substantial rates of inflation or economic recessions, causing a negative effect on the economy and securities market. China's economy is heavily dependent on export growth. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers or a downturn could result in increased premiums or discounts to the fund's NAV. Trading partners may have an adverse impact on the Chinese economy and the Chinese issuers of securities in which a fund invests. For example, the U.S. has added certain foreign technology companies to the U.S. Department of Commerce's Bureau of Industry and Security's "Entity List," which is a list of companies believed to pose a national security risk to the U.S. Actions like these may have unanticipated and disruptive effects on the Chinese economy. Any such response that targets Chinese financial markets or securities exchanges could interfere with orderly trading, delay settlement or cause market disruptions.

The tax laws and regulations in China are subject to change, including the issuance of authoritative guidance or enforcement, possibly with retroactive effect. The interpretation, applicability and enforcement of such laws by China tax authorities are not as consistent and transparent as those of more developed nations, and may vary over time and from region to region. The application and enforcement of China tax rules could have a significant adverse effect on a fund and its investors, particularly in relation to capital gains withholding tax imposed upon non-residents.

On November 12, 2020, the President of the United States issued an Executive Order (the "Order") to prohibit U.S. persons (which includes the funds) from transacting in certain securities and derivatives of publicly traded securities of any company designated as a "Communist Chinese military company." On June 3, 2021, the Order, was amended to also include companies determined to be involved with China's "surveillance technology sector" U.S. persons are prohibited from transacting in such securities 60 days after such designation, unless such transactions are for purposes of divestment and occur within a specified

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divestiture period. The U.S. Department of the Treasury's Office of Foreign Assets Control has published, on several occasions, guidance regarding compliance with the Order, including several "Frequently Asked Questions" (FAQs)-style publications addressing the scope of, and interpretive matters regarding, compliance with the Order, as well as the Order's application to U.S. funds that hold such securities (i.e., including mutual funds that hold such securities regardless of the size of the position relative to a fund's total assets). Certain interpretive issues related to compliance with the Order may remain open.

A fund's holdings in such securities, if any, may adversely impact the fund's performance. The extent of any impact will depend on future developments, including the fund's ability to sell such securities, valuation of such securities, additional securities being designated, modifications to the Order, the issuance of additional or different interpretive guidance regarding compliance with the Order, and the duration of the Order, all of which are highly uncertain.

Also, in December 2020, the Holding Foreign Companies Accountability Act ("HFCAA") was signed into law. When implemented, the HFCAA could cause securities of foreign issuers (including Chinese issuers) to be de-listed from U.S. stock exchanges if these companies do not permit U.S. oversight of the auditing of their financial information for three consecutive years. The potential impact of the HFCAA is unclear at this time, but, once implemented, to the extent that a fund transacts in, or has exposure to, securities of an affected foreign company, there could be a material adverse impact on the fund's ability to achieve its investment objective as the fund's ability to purchase affected securities may be limited.

Investing in the Chinese Equity Markets. Certain funds may invest in H-shares (securities of companies incorporated in mainland China that are denominated in Hong Kong dollars and listed on the Stock Exchange of Hong Kong ("SEHK")), A-shares (securities of companies incorporated in mainland China that are denominated in Renminbi and listed on the Shanghai Stock Exchange ("SSE") and the Shenzhen Stock Exchange ("SZSE")) and/or B-shares (securities of companies incorporated in mainland China that are denominated in U.S. dollars (in the case of the SSE) or Hong Kong dollars (in the case of the SZSE) and listed on the SSE and the SZSE). Certain funds may also invest in certain Hong Kong-listed securities known as Red-Chips (securities issued by companies incorporated in certain foreign jurisdictions, which are controlled, directly or indirectly, by entities owned by the national government or local governments in mainland China and derive substantial revenues from or allocate substantial assets in mainland China) and P-Chips (securities issued by companies incorporated in certain foreign jurisdictions, which are controlled, directly or indirectly, by individuals in mainland China and derive substantial revenues from or allocate substantial assets in mainland China). Securities listed on the SSE or the SZSE are divided into two classes: A-shares, which are mostly limited to domestic investors, and B-shares, which are allocated for both international and domestic investors. The A-shares market is generally subject to greater government restrictions, including trading suspensions, which may lead to increased liquidity risks. The B-shares market is generally smaller, less liquid and has a smaller issuer base than the A-shares market, which may lead to significant price volatility. B-shares, H-shares, P-Chips or Red-Chips of issuers that also issue A-shares may trade at significant discounts to their A-shares counterparts. The issuance of B-shares and H-shares by Chinese companies and the ability to obtain a "back-door listing" through Red-Chips or P-Chips is still regarded by the Chinese authorities as an experiment in economic reform. "Back-door listing" is a means by which a mainland Chinese company issues Red-Chips or P-Chips to obtain quick access to international listing and international capital. All of these share mechanisms are relatively untested and subject to political and economic policies in China. Market developments, adverse investor perceptions, regulatory and government intervention (including the possibility of widespread trading suspensions implemented by regulators) and other factors may make it difficult to acquire, dispose of or value Chinese securities, which would lead to adverse effects to a fund.

Risk of Investing in A-shares through Stock Connect. Certain funds may invest in A-shares through the Shanghai-Hong Kong Stock Connect ("Shanghai Connect") or the Shenzhen-Hong Kong Stock Connect program ("Shenzhen Connect," and together with Shanghai Connect, "Stock Connect"). Stock Connect is a securities trading and clearing program with an aim to achieve mutual stock market access between mainland China and Hong Kong. Stock Connect was

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developed by the Hong Kong Exchanges and Clearing Limited, the Hong Kong Securities Clearing Company Limited ("HKSCC"), the SSE (in the case of Shanghai Connect) or SZSE (in the case of Shenzhen Connect), and the China Securities Depository and Clearing Corporation Limited ("CSDCC"). Under Stock Connect, a fund's trading of eligible A-shares listed on the SSE or the SZSE, as applicable, would be effectuated through its Hong Kong brokers. Investing in A-shares through Stock Connect is subject to trading, clearance, settlement and other procedures, which could pose risks to a fund.

Although no individual investment quotas or licensing requirements apply to investors in Stock Connect, trading through Stock Connect is subject to a daily quota (the "Daily Quota"), which limits the maximum net purchases under Stock Connect each day. The Daily Quota does not belong to a fund and is utilized on a first-come-first-serve basis. As such, buy orders for A-shares would be rejected once the Daily Quota is exceeded (although a fund will be permitted to sell A-shares regardless of the Daily Quota balance). The Daily Quota may restrict a fund's ability to invest in A-shares through Stock Connect on a timely basis, which could affect the fund's ability to effectively pursue its investment strategy. The Daily Quota is also subject to change. A-shares purchased through Stock Connect generally may only be sold or otherwise transferred through Stock Connect and in accordance with applicable rules.

While A-shares must be designated as eligible to be traded under Stock Connect (such eligible A-shares listed on the SSE, the "SSE Securities," and such eligible A-shares listed on the SZSE, the "SZSE Securities"), those A-shares may also lose such designation, and if this occurs, such A-shares may be sold but could no longer be purchased through Stock Connect. With respect to sell orders under Stock Connect, the SEHK carries out pre-trade checks to ensure an investor has sufficient A-shares in its account before the market opens on the trading day. Accordingly, if there are insufficient A-shares in an investor's account before the market opens on the trading day, the sell order will be rejected, which may adversely impact a fund's performance.

In addition, Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Therefore, an investment in A-shares through Stock Connect may subject a fund to the risk of price fluctuations on days when the Chinese markets are open, but Stock Connect is not trading. Each of the SEHK, SSE and SZSE reserves the right to suspend trading under Stock Connect under certain circumstances. Where such a suspension of trading is effected, a fund's ability to access A-shares through Stock Connect will be adversely affected. In addition, if one or both of the Chinese and Hong Kong markets are closed on a U.S. trading day, a fund may not be able to acquire or dispose of A-shares through Stock Connect in a timely manner, which could adversely affect the fund's performance. Moreover, day (turnaround) trading is not permitted through the Stock Connect program. Investors buying A-shares on day T can only sell the shares on and after day T+1 subject to any Stock Connect rules. Further, all Hong Kong and overseas investors in Stock Connect will trade and settle SSE Securities or SZSE Securities in the offshore Renminbi ("CNH") only. A fund will be exposed to any fluctuation in the exchange rate between the U.S. Dollar and CNH in respect of such investments.

A fund's investments in A-shares through Stock Connect are held by its custodian in accounts in Central Clearing and Settlement System ("CCASS") maintained by the HKSCC, which in turn holds the A-shares, as the nominee holder, through an omnibus securities account in its name registered with the CSDCC. Applicable Chinese rules, regulations and other administration measures and provisions generally provide for the concept of a "nominee holder", and Hong Kong and overseas investors (such as the fund) would be recognized as having beneficial ownership in the SSE Securities and SZSE Securities. However, the precise nature and rights of a fund as the beneficial owner of the SSE Securities or SZSE Securities through HKSCC as nominee is not well defined under Chinese law. There is a lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under Chinese law and there have been few cases involving a nominee account structure in Chinese courts. The exact nature and methods of enforcement of the rights and interests of a fund under Chinese law is also uncertain. In the unlikely event that

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HKSCC becomes subject to winding up proceedings in Hong Kong, there is a risk that the SSE Securities or SZSE Securities may not be regarded as held for the beneficial ownership of a fund or as part of the general assets of HKSCC available for general distribution to its creditors.

Notwithstanding the fact that HKSCC does not claim proprietary interests in the SSE Securities or SZSE Securities held in its omnibus stock account in the CSDCC, the CSDCC as the share registrar for SSE- or SZSE-listed companies will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such SSE Securities or SZSE Securities. HKSCC monitors the corporate actions affecting SSE Securities and SZSE Securities and keeps participants of CCASS informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. A fund will therefore depend on HKSCC for both settlement and notification and implementation of corporate actions.

The HKSCC is responsible for the clearing, settlement and the provisions of depositary, nominee and other related services of the trades executed by Hong Kong market participants and investors. Accordingly, investors do not hold SSE Securities or SZSE Securities directly – they are held through their brokers' or custodians' accounts with CCASS. The HKSCC and the CSDCC establish clearing links and each has become a participant of the other to facilitate clearing and settlement of cross-border trades. Should CSDCC default and the CSDCC be declared as a defaulter, HKSCC's liabilities in Stock Connect under its market contracts with clearing participants will be limited to assisting clearing participants in pursuing their claims against the CSDCC. In that event, a fund may suffer delays in the recovery process or may not be able to fully recover its losses from the CSDCC.

Market participants are able to participate in Stock Connect subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house. Further, the "connectivity" in Stock Connect requires the routing of orders across the borders of Hong Kong and mainland China. This required the development of new information technology systems on the part of the SEHK and exchange participants. There is no assurance that these systems will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in A-shares through Stock Connect could be disrupted, and a fund's ability to achieve its investment objective may be adversely affected.

The Shanghai Connect program, launched in November 2014, and the Shenzhen Connect program, launched in December 2016, are both in their initial stages and do not have an extensive operating history. Stock Connect is subject to regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges in mainland China and Hong Kong. The current regulations are untested and there is no certainty as to how they will be applied or interpreted going forward. In addition, the current regulations are subject to change and there can be no assurance that Stock Connect will not be discontinued or abolished. New regulations may be issued from time to time by the regulators and stock exchanges in mainland China and Hong Kong in connection with operations, legal enforcement and cross-border trades under Stock Connect. A fund may be adversely affected as a result of such changes. Furthermore, the securities regimes and legal systems of mainland China and Hong Kong differ significantly and issues may arise based on these differences. Further, different fees, costs and taxes are imposed on foreign investors acquiring A-shares through Stock Connect, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other Chinese securities providing similar investment exposure.

A-Shares Market Suspension Risk. A-shares may only be bought from, or sold to, a fund at times when the relevant A-shares may be sold or purchased on the relevant Chinese stock exchange. The A-shares market can have a higher propensity for trading suspensions than many other global equity markets. Trading suspensions in certain stocks could lead to greater market execution risk, valuation risks, liquidity risks and costs for a fund, as well as for Authorized Participants that create and redeem Creation Units of the fund. The SSE and SZSE currently apply a daily limit, set at 10%, of the amount of fluctuation permitted in the prices of A-shares during a single trading

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day. The daily limit refers to price movements only and does not restrict trading within the relevant limit. There can be no assurance that a liquid market on an exchange will exist for any particular A-shares or for any particular time. This could cause a fund to trade in the market at greater bid-ask spreads or greater premiums or discounts to the fund's NAV. Given that the A-shares market is considered volatile and unstable (with the risk of widespread trading suspensions or government intervention), the creation and redemption of Creation Units may also be disrupted.

Tax Within the Mainland China. The fund's investments in A-shares may cause the fund to become subject to withholding and other taxes imposed by tax authorities in mainland China. Mainland China generally imposes withholding income tax at a rate of 10% on dividends, premiums, interest and capital gains originating in mainland China and paid to a company that is not a resident of mainland China for tax purposes and that has no permanent establishment in mainland China. Currently, the capital gain from disposal of A-shares by foreign investors via Stock Connect is temporarily exempt from withholding income tax, but the dividends derived from A-shares by foreign investors is subject to a 10% withholding income tax. There is no indication of how long the temporary exemption will remain in effect and the fund may be subject to such withholding income tax in the future.

Stamp duty under Chinese laws generally applies to the execution and receipt of taxable documents, which include contracts for the sale of A-shares traded on Chinese stock exchanges. In the case of such contracts, the stamp duty is currently imposed on the seller but not on the purchaser, at the rate of 0.1%. The sale or other transfer by the adviser of A-shares will accordingly be subject to Chinese stamp duty, but the fund will not be subject to Chinese stamp duty when it acquires A-shares.

The fund may also potentially be subject to Chinese value added tax at the rate of 6% on capital gains derived from trading of A-shares and interest income (if any). Existing guidance provides a temporary value added tax exemption for Hong Kong and overseas investors in respect of their gains derived from trading of A-shares through Stock Connect. Since there is no indication how long the temporary exemption will remain in effect, the fund may be subject to such value added tax in the future. In addition, urban maintenance and construction tax (currently at rates ranging from 1% to 7%), educational surcharge (currently at the rate of 3%) and local educational surcharge (currently at the rate of 2%) (collectively, the "surtaxes") are imposed based on value added tax liabilities, so if the fund were liable for value added tax it would also be required to pay the applicable surtaxes.

Uncertainties in Chinese tax rules governing taxation of income and gains from investments in A-shares via Stock Connect could result in unexpected tax liabilities for the fund and therefore could affect the amount of income which may be derived, and the amount of capital returned, from the investments in A-shares by the fund.

Risk of Investing in Hong Kong. Investments in Hong Kong issuers may subject the fund to legal, regulatory, political, currency, security, and economic risk specific to Hong Kong. Mainland China is Hong Kong's largest trading partner, both in terms of exports and imports. Any changes in mainland China's economic policies, trade regulations or currency exchange rates may have an adverse impact on Hong Kong's economy.

Hong Kong reverted to Chinese sovereignty on July 1, 1997 as a Special Administrative Region of the People's Republic of China under the principle of "one country, two systems." Although mainland China is obligated to maintain the current capitalist economic and social system of Hong Kong through June 30, 2047, the continuation of economic and social freedoms enjoyed in Hong Kong is dependent on the government of mainland China. Recent protests and unrest have increased tensions between Hong Kong and mainland China. Any attempt by mainland China to tighten its control over Hong Kong's political, economic or social policies may result in an adverse effect on Hong Kong's economy.

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The economy of Hong Kong is closely tied to the economy of mainland China. The Chinese economy has grown rapidly in recent years and there is no assurance that this growth rate will be maintained. The Chinese economy may experience substantial rates of inflation or economic recessions, causing a negative effect on the economy and securities market. Delays in enterprise restructuring, slow development of well-functioning financial markets and widespread corruption have also hindered performance of the Chinese economy, and mainland China continues to receive substantial pressure from trading partners to liberalize official currency exchange rates. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to (or, is "pegged" to) the U.S. dollar, which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain how long the currency peg will continue or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy. Because the fund's NAV is denominated in U.S. dollars, the establishment of an alternative exchange rate system could result in a decline in the fund's NAV. Hong Kong's economy is also dependent on tourism and trade. Conditions that weaken demand in these areas could have a negative impact on the Hong Kong economy as a whole.

Investing in India. India is an emerging market and demonstrates significantly higher volatility from time to time in comparison to more developed markets. Political, religious, and border disputes persist in India. India has recently experienced and may continue to experience civil unrest and hostilities with certain of its neighboring countries, including Pakistan, and the Indian government has confronted separatist movements in several Indian states, including Kashmir. Government control over the economy, currency fluctuations or blockage, and the risk of nationalization or expropriation of assets offer higher potential for losses. Governmental actions could have a negative effect on the economic conditions in India, which could adversely affect the value and liquidity of investments made by a fund. The securities markets in India are comparatively underdeveloped and with some exceptions, consist of a small number of listed companies with small market capitalization, greater price volatility and substantially less liquidity than companies in more developed markets. Systems and platforms utilized by stockbrokers and other intermediaries in India may not perform as well as their counterparts in the U.S. or other, more developed countries. The limited liquidity of the Indian securities markets may also affect a fund's ability to acquire or dispose of securities at the price or time that it desires.

Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. In addition, the Reserve Bank of India has imposed limits on foreign ownership of Indian companies, which may decrease the liquidity of a fund's portfolio and result in extreme volatility in the prices of Indian securities. In November 2016, the Indian government eliminated certain large denomination cash notes as legal tender, causing uncertainty in certain financial markets. These factors, coupled with the lack of extensive accounting, auditing and financial reporting standards and practices, as applicable in the U.S., may increase the risk of loss for a fund.

Securities laws in India are relatively new and unsettled and, as a result, there is a risk of significant and unpredictable change in laws governing foreign investment, securities regulation, title to securities and shareholder rights. Foreign investors in particular may be adversely affected by new or amended laws and regulations. Certain Indian regulatory approvals, including approvals from the Securities and Exchange Board of India, the central government, and the tax authorities (to the extent that tax benefits need to be utilized), may be required before a fund can make investments in Indian companies. Capital gains from Indian securities may be subject to local taxation.

Technology and software sectors represent a significant portion of the total capitalization of the Indian securities markets. The value of these companies will generally fluctuate in response to technological and regulatory developments, and, as a result, a fund's holdings are expected to experience correlated fluctuations.

Natural disasters, such as tsunamis, flooding or droughts, could occur in India or surrounding areas and could negatively affect the Indian economy, and, in turn, could negatively affect a fund.

Other Asian Emerging Market Countries. Many Asian economies are characterized by over-extension of credit, frequent currency fluctuation, devaluations and restrictions, rising unemployment, rapid fluctuations

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in inflation, reliance on exports and less efficient markets. Currency devaluation in one Asian country can have a significant effect on the entire region. The legal systems in many Asian countries are still developing, making it more difficult to obtain and/or enforce judgments.

Furthermore, increased political and social unrest in some Asian countries could cause economic and market uncertainty throughout the region. The auditing and reporting standards in some Asian emerging market countries may not provide the same degree of shareholder protection or information to investors as those in developed countries. In particular, valuation of assets, depreciation, exchange differences, deferred taxation, contingent liability and consolidation may be treated differently than under the auditing and reporting standards of developed countries.

Certain Asian emerging market countries are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of securities transactions, and in interpreting and applying the relevant law and regulations. The securities industries in these countries are comparatively underdeveloped. Stockbrokers and other intermediaries in Asian emerging market countries may not perform as well as their counterparts in the United States and other more developed securities markets. Certain Asian emerging market countries may require substantial withholding on dividends paid on portfolio securities and on realized capital gains. There can be no assurance that repatriation of the fund's income, gains or initial capital from these countries can occur.

Investing in Russia and other Eastern European Countries. Many formerly communist, eastern European countries have experienced significant political and economic reform over the past decade. However, the democratization process is still relatively new in a number of the smaller states and political turmoil and popular uprisings remain threats. Investments in these countries are particularly subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies and the risk of nationalization or expropriation of assets, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, unpredictable taxation, the imposition of capital controls and/or foreign investment limitations by a country and the imposition of sanctions on an Eastern European country by other countries, such as the U.S. Adverse currency exchange rates are a risk, and there may be a lack of available currency hedging instruments.

These securities markets, as compared to U.S. markets, have significant price volatility, less liquidity, a smaller market capitalization and a smaller number of exchange-traded securities. A limited volume of trading may result in difficulty in obtaining accurate prices and trading. There is little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of insufficient registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of shares. It is possible that a fund's ownership rights could be lost through fraud or negligence. While applicable regulations may impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.

Political risk in Russia remains high, and steps that Russia may take to assert its geopolitical influence may increase the tensions in the region and affect economic growth. Russia's economy is heavily dependent on exportation of natural resources, which may be particularly vulnerable to economic sanctions by other countries during times of political tension or crisis.

In response to recent political and military actions undertaken by Russia, the United States and certain other countries, as well as the European Union, have instituted economic sanctions against certain Russian individuals and companies. The political and economic situation in Russia, and the current and any future sanctions or other government actions against Russia, may result in the decline in the value and liquidity of Russian securities, devaluation of Russian currency, a downgrade in Russia's credit rating, the inability to freely trade sanctioned companies (either due to the sanctions imposed or related operational issues) and/or other adverse consequences to the Russian economy, any of which could negatively impact a fund's investments in Russian securities. Sanctions could result in the immediate freeze of Russian securities, impairing the ability of a fund to buy, sell, receive or deliver those securities. Both the current and potential future sanctions or other government actions against Russia also could result in Russia taking

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counter measures or retaliatory actions, which may impair further the value or liquidity of Russian securities and negatively impact a fund. Any or all of these potential results could lead Russia's economy into a recession.

Depositary Receipts and New York Shares. Securities of foreign issuers in the form of ADRs, EDRs and GDRs and other forms of depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe, and GDRs are receipts issued outside the United States typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the U.S. securities markets, EDRs in bearer form are designed for use in Europe, and GDRs in bearer form are designed for use outside the United States. New York Shares are securities of foreign companies that are issued for trading in the United States. New York Shares are traded in the United States on national securities exchanges or in the over-the-counter market.

Depositary receipts may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Purchases or sales of certain ADRs may result, indirectly, in fees being paid to the Depositary Receipts Division of The Bank of New York Mellon, an affiliate of the Adviser, by brokers executing the purchases or sales.

Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not subject to many of the considerations and risks discussed in the prospectus and this SAI that apply to foreign securities traded and held abroad. A U.S. dollar investment in ADRs or shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer.

Investment Companies

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, currently limits a fund's investment in securities issued by registered and unregistered investment companies, including exchange-traded funds (discussed below), subject to certain exceptions to: (1) 3% of the total voting stock of any one investment company; (2) 5% of the fund's total assets with respect to any one investment company; and (3) 10% of the fund's total assets in the aggregate. Exemptions in the 1940 Act or the rules thereunder or exemptive orders granted by the SEC may allow a fund to invest in another investment company in excess of (1), (2) and/or (3).

As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses that the fund bears directly in connection with its own operations, subject to the conditions of the applicable exemptive order and any expense arrangement.

A fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the fund's securities lending program, in shares of one or more money market funds advised by the Adviser or an affiliate of the Adviser. In addition, a fund may invest in shares of one or more money market funds advised by the Adviser or an affiliate of the Adviser for strategic purposes related to the management of the fund. Such investments will not be subject to the limitations described above.

Private Investment Funds. As with investments in registered investment companies, if a fund invests in a private investment fund, such as a "hedge fund" or private equity fund, the fund will be charged its proportionate share of the advisory fees, including any incentive compensation and other operating expenses, of the private investment fund. These fees, which can be substantial, would be in addition to the advisory fees and other operating expenses incurred by the fund. In addition, private investment funds are not registered with the SEC and may not be

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registered with any other regulatory authority. Accordingly, they are not subject to certain regulatory requirements and oversight to which registered issuers are subject. There may be very little public information available about their investments and performance. Moreover, because sales of shares of private investment funds are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for the fund to sell its shares at an advantageous price and time. Finally, because shares of private investment funds are not publicly traded, a fair value for the fund's investment in these companies typically will have to be determined under policies approved by the board.

Exchange-Traded Funds and Similar Exchange-Traded Products ("ETFs")

Although certain ETFs are actively managed, most ETFs are designed to provide investment results that generally correspond to the performance of the component securities or commodities of an underlying index. ETF shares are listed on an exchange, and shares are generally purchased and sold in the secondary market at market price. At times, the market price may be at a premium or discount to the ETF's per share NAV. In addition, ETFs are subject to the risk that an active trading market for an ETF's shares may not develop or be maintained. Because shares of ETFs trade on an exchange, they may be subject to trading halts on the exchange. Trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or market-wide "circuit breakers" (which are tied to large decreases in stock prices) halt stock trading generally.

The values of ETFs' shares are subject to change as the values of their respective component securities or commodities fluctuate according to market volatility (although, as noted above, the market price of an ETF's shares may be at a premium or discount to the ETF's per share NAV). The price of an ETF's shares can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities or commodities owned by the ETF go down. Investments in ETFs that are designed to correspond to an index of securities involve certain inherent risks generally associated with investments in a portfolio of such securities, including the risk that the general level of securities prices may decline, thereby adversely affecting the value of ETFs invested in by a fund. Similarly, investments in ETFs that are designed to correspond to commodity returns involve certain inherent risks generally associated with investment in commodities. Moreover, investments in ETFs designed to correspond to indexes of securities may not exactly match the performance of a direct investment in the respective indexes to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

With respect to a fund's investments in ETFs, the fund may enter into an agreement with certain ETFs pursuant to SEC exemptive orders obtained by the ETFs, and on which the fund may rely, that permit the fund to invest in excess of the limits in the 1940 Act and the rules thereunder. These agreements and orders also may require the Adviser to vote the fund's ETF shares in proportion to votes cast by other ETF stockholders and may subject the fund to other requirements in connection with investments in these ETFs.

Exchange-Traded Notes

ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to adjustment for the market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced underlying asset. When a fund invests in an ETN, it will bear its proportionate share of any fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN; therefore, the value of the index underlying the ETN must increase significantly in order for an investor in an ETN to receive at least the principal amount of the investment at maturity

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or upon redemption. A fund's decision to sell ETN holdings may be limited by the availability of a secondary market.

Derivatives

Depending on the fund, derivatives may be used for a variety of reasons, including to provide a substitute for purchasing or selling particular securities, to reduce portfolio turnover, to seek to obtain a particular desired return at a lower cost to a fund than if the fund had invested directly in an instrument yielding the desired return, such as when a fund "equitizes" available cash balances by using a derivative instrument to gain exposure to relevant equity investments or markets consistent with its investment objective and policies, or for other reasons. The fund may seek to achieve investment exposure to markets and securities through long and short positions in derivatives. Generally, a derivative is a financial contract whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes. Derivatives may provide a cheaper, quicker or more specifically focused way to invest than "traditional" securities would. Examples of derivative instruments include futures contracts, options, swap agreements, contracts for difference, forward volatility agreements, credit linked securities, credit derivatives, structured securities and hybrid instruments, exchange-linked notes, participation notes, custodial receipts and currency forward contracts. Whether or not a fund may use some or all of these derivatives varies by fund. In addition, a fund's portfolio managers may decide not to employ some or all of these strategies, and there is no assurance that any derivatives strategy used by the fund will succeed.

Risks. Successful use of certain derivatives may be a highly specialized activity that requires skills that may be different than the skills associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market factors, or a counterparty defaults, investment performance would diminish compared with what it would have been if derivatives were not used. Successful use of derivatives by a fund also is subject to the Adviser's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities or position being hedged and the price movements of the corresponding derivative position. For example, if a fund enters into a derivative position to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in the derivative position.

It is possible that developments in the derivatives markets, including potential government regulation, could adversely affect the ability to terminate existing derivatives positions or to realize amounts to be received in such transactions. On October 28, 2020, the SEC adopted Rule 18f-4 (the "Derivatives Rule") under the 1940 Act which, following an implementation period, will replace existing SEC and staff guidance with an updated, comprehensive framework for registered funds' use of derivatives. Among other changes, the Derivatives Rule will require the funds to trade derivatives and certain other instruments that create future payment or delivery obligations subject to a value-at-risk ("VaR") leverage limit, develop and implement a derivatives risk management program and new testing requirements, and comply with new requirements related to board and SEC reporting. These new requirements will apply unless a fund qualifies as a "limited derivatives user," as defined in the Derivatives Rule. To the extent a fund uses derivatives, complying with the Derivatives Rule may increase the cost of a fund's investments and cost of doing business, which could adversely affect investors. Other new regulations could adversely affect the value, availability and performance of certain derivative instruments, may make them more costly, and may limit or restrict their use by the funds.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the fund's performance. Derivatives involve greater risks than if a fund had invested in the reference obligation directly.

An investment in derivatives at inopportune times or when market conditions are judged incorrectly may lower return or result in a loss. A fund could experience losses if its derivatives were poorly correlated with underlying instruments or the fund's other investments or if the fund were unable to liquidate its position because of an illiquid

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secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Over-the-Counter Derivatives. Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives, primarily futures contracts and options, generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a variation margin payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Adviser will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. Derivatives that are considered illiquid will be subject to a fund's limit on illiquid investments.

Leverage. Some derivatives may involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, currency or other economic variable. Pursuant to regulations and/or published positions of the SEC, a fund may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to "cover" the fund's obligations relating to its transactions in derivatives. For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, a fund must set aside liquid assets equal to such contracts' full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however, a fund is permitted to set aside liquid assets in an amount equal to the fund's daily marked-to-market net obligation (i.e., the fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value. By setting aside assets equal to only its net obligations under cash-settled derivatives, a fund may employ leverage to a greater extent than if the fund were required to segregate assets equal to the full notional value of such contracts. Requirements to maintain cover might impair a fund's ability to sell a portfolio security, meet redemption requests or other current obligations, or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

Options and Futures Contracts. Options and futures contracts prices can diverge from the prices of their underlying instruments. Options and futures contracts prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect the prices of the underlying instruments in the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than any securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions used for hedging purposes are poorly correlated with the investments the fund is attempting to hedge, the options or futures positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Margin. Certain derivatives require a fund to make margin payments, a form of security deposit intended to protect against nonperformance of the derivative contract. A fund may have to post additional margin if the value of the derivative position changes in a manner adverse to the fund, which could affect performance as cash that would otherwise be directly invested is posted as margin. Derivatives may be difficult to value, which may result in increased payment requirements to counterparties or a loss of value

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to a fund. If a fund has insufficient cash to meet additional margin requirements, it might need to sell securities at a disadvantageous time.

CPO Exemption. The Adviser has claimed an exclusion from the definition of the term "commodity pool operator" pursuant to Regulation 4.5 under the CEA with respect to each fund and, therefore, is not subject to registration or regulation as a CPO under the CEA. The Adviser relies on the exemption in Regulation 4.14(a)(8) to provide commodity interest trading advice with respect to the funds for which the Adviser is an excluded CPO.

The funds may be limited in their ability to use commodity futures or options thereon, engage in certain swap transactions or make certain other investments (collectively, "commodity interests") if the Adviser continues to claim the exclusion from the definition of CPO with respect to each fund. In order to be eligible to continue to claim this exclusion, if a fund uses commodity interests other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the fund's NAV, or, alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund's NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. Even if a fund's direct use of commodity interests complies with the trading limitations described above, the fund may have indirect exposure to commodity interests in excess of such limitations. Such exposure may result from the fund's investment in other investment vehicles, including investment companies that are not managed by the Adviser or one of its affiliates, certain securitized vehicles that may invest in commodity interests and/or non-equity REITs that may invest in commodity interests (collectively, "underlying funds"). Because the Adviser may have limited or no information as to the commodity interests in which an underlying fund invests at any given time, the CFTC has issued temporary no-action relief permitting registered investment companies, such as the funds, to continue to allow their commodity pool operators to rely on the exclusion from the definition of CPO. The Adviser, on behalf of the funds, has filed the required notice to claim this no-action relief. In order to rely on the temporary no-action relief, the Adviser must meet certain conditions and the funds must otherwise comply with the trading and market limitations described above with respect to their direct investments in commodity interests.

If a fund were to invest in commodity interests in excess of the trading limitations discussed above and/or market itself as a vehicle for trading in the commodity futures, commodity options or swaps markets, the Adviser would withdraw its exclusion from the definition of CPO with respect to the fund and the Adviser would become subject to regulation as a CPO, and would need to comply with the harmonization rules adopted by the CFTC for funds that are dually registered, with respect to that fund, in addition to all applicable SEC regulations.

Specific Types of Derivatives.

Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or other asset for a set price on a future date. When a fund sells a futures contract, it incurs an obligation to deliver a specified amount of the obligation underlying the futures contract at a specified time in the future for an agreed upon price. With respect to index futures, no physical transfer of the securities underlying the index is made. Rather, the parties settle by exchanging in cash an amount based on the difference between the contract price and the closing value of the index on the settlement date. An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date. When a fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If the fund has written a call option, it assumes a short futures position. If the fund has written a put option, it assumes a long futures position. When a fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put). The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge.

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Futures contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or other asset. Although some futures contracts call for making or taking delivery of the underlying securities or other asset, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying asset, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, a fund realizes a capital gain, or if it is more, a fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a fund realizes a capital gain, or if it is less, a fund realizes a capital loss. Transaction costs also are included in these calculations.

Engaging in these transactions involves risk of loss to a fund which could adversely affect the value of the fund's net assets. No assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially leading to substantial losses.

A fund may engage in futures transactions in foreign markets to the extent consistent with applicable law and the fund's ability to invest in foreign securities. Foreign futures markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the fund could incur losses as a result of those changes.

Futures contracts and options on futures contracts include those with respect to securities, securities indexes, interest rates and foreign currencies, to the extent a fund can invest in the underlying reference security, instrument or asset.

● Security Futures Contract. A security future obligates a fund to purchase or sell an amount of a specific security at a future date at a specific price.

● Index Futures Contract. An index future obligates a fund to pay or receive an amount of cash based upon the change in value of the index based on the prices of the securities that comprise the index.

● Interest Rate Futures Contract. An interest rate future obligates a fund to purchase or sell an amount of a specific debt security at a future date at a specific price (or, in some cases, to settle an equivalent amount in cash).

● Foreign Currency Futures Contract. A foreign currency future obligates a fund to purchase or sell an amount of a specific currency at a future date at a specific price.

Options. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date. A fund receives a premium from writing an option which it retains whether or not the option is exercised.

A covered call option written by a fund is a call option with respect to which the fund owns the underlying security or otherwise covers the transaction such as by segregating permissible liquid assets. The principal

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reason for writing covered call options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

Options may be traded on U.S. or, to the extent a fund may invest in foreign securities, foreign securities exchanges or in the over-the-counter market. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Purchases or sales of options on exchanges owned by The NASDAQ OMX Group, Inc. may result, indirectly, in a portion of the transaction and other fees assessed on options trading being paid to The Bank of New York Mellon, an affiliate of the Adviser, as the result of an arrangement between The NASDAQ OMX Group, Inc. and The Bank of New York Mellon.

Call and put options in which a fund may invest include the following, in each case, to the extent that a fund can invest in such securities or instruments (or securities underlying an index, in the case of options on securities indexes).

● Options on Securities. Call and put options on specific securities (or groups or "baskets" of specific securities), including equity securities (including convertible securities) or U.S. Government securities, convey the right to buy or sell, respectively, the underlying securities at prices which are expected to be lower or higher than the current market prices of the securities at the time the options are exercised.

● Options on Securities Indexes. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater in the case of a call, or less, in the case of a put, than the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

● Foreign Currency Options. Call and put options on foreign currency convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

Swap Agreements. Swap agreements involve the exchange by a fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) based on a specified amount (the "notional") amount. Some swaps are, and more in the future will be, centrally cleared. Swaps that are centrally cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, a fund could lose margin payments it has deposited with a clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the fund may be entitled to the net amount of gains the fund is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization's other customers, potentially resulting in losses to the fund. Swap agreements also may be two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.

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Swap agreements will tend to shift investment exposure from one type of investment to another. For example, if a fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

Most swap agreements entered into are cash settled and calculate the obligations of the parties to the agreement on a "net basis." Thus, a fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the fund. A fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Adviser's repurchase agreement guidelines).

A swap option is a contract (sometimes called "swaptions") that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are entered into with institutions, including securities brokerage firms. Depending on the terms of the particular option agreement, a fund generally will incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes a swap option, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement.

The swaps market has been an evolving and largely unregulated market. It is possible that developments in the swaps market, including new regulatory requirements, could limit or prevent a fund's ability to utilize swap agreements or options on swaps as part of its investment strategy, terminate existing swap agreements or realize amounts to be received under such agreements, which could negatively affect the fund. As discussed above, some swaps currently are, and more in the future will be, centrally cleared, which affects how swaps are transacted. In particular, the Dodd-Frank Act, has resulted in new clearing and exchange-trading requirements for swaps and other over-the-counter derivatives. The Dodd-Frank Act also requires the CFTC and/or the SEC, in consultation with banking regulators, to establish capital requirements for swap dealers and major swap participants as well as requirements for margin on uncleared derivatives, including swaps, in certain circumstances that will be clarified by rules proposed by the CFTC and/or the SEC. In addition, the CFTC and the SEC are reviewing the current regulatory requirements applicable to derivatives, including swaps, and it is not certain at this time how the regulators may change these requirements. For example, some legislative and regulatory proposals would impose limits on the maximum position that could be held by a single trader in certain contracts and would subject certain derivatives transactions to new forms of regulation that could create barriers to certain types of investment activity. Other provisions would expand entity registration requirements; impose business conduct, reporting and disclosure requirements on dealers, recordkeeping on counterparties such as the funds; and require banks to move some derivatives trading units to a non-guaranteed (but capitalized) affiliate separate from the deposit-taking bank or divest them altogether. While some provisions of the Dodd-Frank Act have either already been implemented through rulemaking by the CFTC and/or the SEC or must be implemented through future rulemaking by those and other federal agencies, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the funds, it is possible that, when compliance with these rules is required, they could potentially limit or completely restrict the ability of a fund to use certain derivatives as a part of its investment strategy, increase the cost of entering into derivatives transactions or require more assets of the fund to be used for collateral in support of those derivatives than is currently the case. Limits or restrictions applicable to the counterparties with which a fund engages in derivative transactions also could prevent the funds from using derivatives or affect the pricing or other factors relating to these transactions, or may change the availability of certain derivatives.

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Specific swap agreements (and options thereon) include currency swaps; index swaps; interest rate swaps (including interest rate locks, caps, floors and collars); credit default swaps; credit default swap indexes, inflation swaps; and total return swaps (including equity swaps), in each case, to the extent that a fund can invest in the underlying reference security, instrument or asset (or fixed-income securities, in the case of interest rate swaps, or securities underlying an index, in the case of index swaps).

● Currency Swap Transactions. A currency swap agreement involves the exchange of principal and interest in one currency for the same in another currency.

● Index Swap Transactions. An index swap agreement involves the exchange of cash flows associated with a securities or other index.

● Interest Rate Swap Transactions. An interest rate swap agreement involves the exchange of cash flows based on interest rate specifications and a specified principal amount, often a fixed payment for a floating payment that is linked to an interest rate.

An interest rate lock transaction (which may also be known as a forward rate agreement) is a contract between two parties to make or receive a payment at a future date determined on the basis of a specified interest rate or yield of a particular security (the "contracted interest rate") over a predetermined time period, with respect to a stated notional amount. These transactions typically are entered as a hedge against interest rate changes. One party to the contract locks in the contracted interest rate to seek to protect against an interest rate increase, while the other party seeks to protect against a possible interest rate decline. The payment at maturity is determined by the difference between the contracted interest rate and the then-current market interest rate.

In an interest rate cap one party receives payments at the end of each period in which a specified interest rate on a specified principal amount exceeds an agreed rate; conversely, in an interest rate floor one party may receive payments if a specified interest rate on a specified principal amount falls below an agreed rate. Caps and floors have an effect similar to buying or writing options. Interest rate collars involve selling a cap and purchasing a floor, or vice versa, to protect a fund against interest rate movements exceeding given minimum or maximum levels.

● Credit Default Swap Transactions. Credit default swap agreements and similar agreements may have as reference obligations debt securities that are or are not currently held by a fund. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. If a fund enters into a credit default swap agreement as a seller of credit protection, it will segregate liquid assets equal to the full notional value of the swap.

● Inflation Swap Transactions. An inflation swap agreement involves the exchange of cash flows based on interest and inflation rate specifications and a specified principal amount, usually a fixed payment, such as the yield difference between Treasury securities and TIPS of the same maturity, for a floating payment that is linked to the consumer price index (the "CPI"). The following is an example. The swap buyer pays a predetermined fixed rate to the swap seller (or counterparty) based on the yield difference between Treasuries and TIPS of the same maturity. (This yield spread represents the market's current expected inflation for the time period covered by the maturity date.) In exchange for this fixed rate, the counterparty pays the buyer an inflation-linked payment, usually the CPI rate for the maturity period (which represents the actual change in inflation).

● Total Return Swap Transactions. In a total return swap agreement one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the

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return of an underlying asset, which includes both the income it generates and any capital gains, and recovers any capital losses from the first party. The underlying reference asset of a total return swap may include an equity index, loans or bonds.

Contracts for Difference. A contract for difference ("CFD") is a contract between two parties, typically described as "buyer" and "seller," stipulating that the seller will pay to the buyer the difference between the current value of an asset and its value in the future. (If the difference is negative, then the buyer instead pays the seller.) In effect, CFDs are financial derivatives that allow a fund to take advantage of values moving up (long positions) or values moving down (short positions) on underlying assets. For example, when applied to equities, a CFD is an equity derivative that allows a fund to obtain investment exposure to share price movements, without the need for ownership of the underlying shares. CFDs are over-the-counter derivative instruments that are subject to the credit risk of the counterparty. Because CFDs are not traded on an exchange and may not have an expiration date, CFDs generally are illiquid.

Forward Volatility Agreements. Forward volatility agreements are agreements in which two parties agree to exchange a straddle option (holding a position in both call and put options with the same exercise price and expiration date, allowing the holder to profit regardless of whether the price of the underlying asset goes up or down, assuming a significant change in the price of the underlying asset) at a specific expiration date and volatility. Essentially, a forward volatility agreement is a forward contract on the realized volatility of a given underlying asset, which may be, among other things, a stock, stock index, interest rate or currency. Forward volatility agreements are over-the-counter derivative instruments that are subject to the credit risk of the counterparty.

Credit Derivatives. Credit derivative transactions include those involving default price risk derivatives and credit spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Credit spread derivatives are based on the risk that changes in credit spreads and related market factors can cause a decline in the value of a security, loan or index. Credit derivatives may take the form of options, swaps, credit-linked notes and other over-the-counter instruments. The risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if a fund purchases a default option on a security, and if no default occurs with respect to the security, the fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, a fund's loss will include both the premium it paid for the option and the decline in value of any underlying security that the default option hedged (if the option was entered into for hedging purposes). If a fund is a buyer of credit protection in a credit default swap agreement and no credit event occurs, the fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller of credit protection, a fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. Unlike credit default swaps, credit-linked notes are funded balance sheet assets that offer synthetic credit exposure to a reference entity in a structure designed to resemble a synthetic corporate bond or loan. Credit-linked notes are frequently issued by special purpose vehicles that would hold some form of collateral securities financed through the issuance of notes or certificates to a fund. The fund receives a coupon and par redemption, provided there has been no credit event of the reference entity. The vehicle enters into a credit swap with a third party in which it sells default protection in return for a premium that subsidizes the coupon to compensate the fund for the reference entity default risk. A fund will enter into credit derivative transactions only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Adviser's repurchase agreement guidelines).

Structured Securities and Hybrid Instruments.

● Structured Securities. Structured securities are securities whose cash flow characteristics depend upon one or more indexes or that have embedded forwards or options or securities where a fund's

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investment return and the issuer's payment obligations are contingent on, or highly sensitive to, changes in the value of underlying assets, indexes, interest rates or cash flows ("embedded index"). When a fund purchases a structured security, it will make a payment of principal to the counterparty. Some structured securities have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. Guarantees are subject to the risk of default by the counterparty or its credit provider. The terms of such structured securities normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured securities are outstanding. As a result, the interest and/or principal payments that may be made on a structured security may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured securities may be determined by applying a multiplier to the performance or differential performance of the embedded index. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Structured securities may be issued in subordinated and unsubordinated classes, with subordinated classes typically having higher yields and greater risks than an unsubordinated class. Structured securities may not have an active trading market, which may have an adverse impact on a fund's ability to dispose of such securities when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of an active trading market also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing the fund's portfolio and calculating its NAV.

● Hybrid Instruments. A hybrid instrument can combine the characteristics of securities, futures and options. For example, the principal amount or interest rate of a hybrid instrument could be tied (positively or negatively) to the price of a benchmark, e.g., currency, securities index or another interest rate. The interest rate or the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment strategies, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.

Exchange-Linked Notes. Exchange-linked notes ("ELNs") are debt instruments that differ from a more typical fixed-income security in that the final payout is based on the return of the underlying equity, which can be a single stock, basket of stocks, or an equity index. Usually, the final payout is the amount invested times the gain in the underlying stock(s) or index times a note-specific participation rate, which can be more or less than 100%. Most ELNs are not actively traded on the secondary market and are designed to be kept to maturity. However, the issuer or arranger of the notes may offer to buy back the ELNs, although the buy-back price before maturity may be below the original amount invested. As a result, ELNs generally are considered illiquid.

ELNs are generally subject to the same risks as the securities to which they are linked. If the linked securities decline in value, the ELN may return a lower amount at maturity. ELNs involve further risks associated with purchases and sales of notes, including any applicable exchange rate fluctuations and a decline in the credit quality of the note's issuer. ELNs are frequently secured by collateral. If an issuer defaults, the fund would look to any underlying collateral to recover its losses. Ratings of issuers of ELNs refer only to the issuers' creditworthiness and the related collateral. They provide no indication of the potential risks of the linked securities.

Participation Notes. Participation notes are issued by banks or broker-dealers and are designed to replicate the performance of certain equity or debt securities or markets. Participation notes are a type of derivative

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which generally is traded over-the-counter. The performance results of participation notes will not replicate exactly the performance of the securities or markets that the notes seek to replicate due to transaction costs and other expenses. Risks of investing in participation notes include the same risks associated with a direct investment in the underlying security or market the notes seek to replicate. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participation note against the issuers of the assets underlying such participation notes, including any collateral supporting a loan participation note. The types of participation notes which a fund may use include low exercise price options ("LEPOs") and low exercise price warrants ("LEPWs"). LEPOs, LEPWs, and other participation notes are offshore derivative instruments issued to foreign institutional investors and their sub-accounts against underlying securities traded in emerging or frontier markets. These securities may be listed on an exchange or traded over-the-counter, and are similar to depositary receipts. As a result, the risks of investing in LEPOs, LEPWs, and other participation notes are similar to depositary receipts risk and foreign securities risk in general. Specifically these securities entail both counterparty risk—the risk that the issuer of the LEPO, LEPW, or participation note may not be able to fulfill its obligations or that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms—and liquidity risk—the risk that a liquid market may not exist for such securities.

Combined Transactions. Certain funds may enter into multiple transactions, including multiple options, futures, swap, currency and/or interest rate transactions, and any combination of options, futures, swaps, currency and/or interest rate transactions ("combined transactions"), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Future Developments. A fund may take advantage of opportunities in derivatives transactions which are not presently contemplated for use by the fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the fund's investment objective and legally permissible for the fund. Before a fund enters into such transactions or makes any such investment, the fund will provide appropriate disclosure in its prospectus or this SAI.

Foreign Currency Transactions

Investments in foreign currencies, including investing directly in foreign currencies, holding financial instruments that provide exposure to foreign currencies, or investing in securities that trade in, or receive revenues in, foreign currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar.

Depending on the fund, foreign currency transactions could be entered into for a variety of purposes, including: (1) to fix in U.S. dollars, between trade and settlement date, the value of a security a fund has agreed to buy or sell; (2) to hedge the U.S. dollar value of securities the fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or (3) to gain or reduce exposure to the foreign currency for investment purposes. Foreign currency transactions may involve, for example, a fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the fund contracted to receive. A fund may engage in cross currency hedging against price movements between currencies, other than the U.S. dollar, caused by currency exchange rate fluctuations. In addition, a fund might seek to hedge against changes in the value of a particular currency when no derivative instruments on that currency are available or such derivative instruments are more expensive than certain other derivative instruments. In such cases, the fund may hedge against price movements in that currency by entering into transactions using derivative instruments on another currency or a basket of currencies, the values of which the Adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the derivative

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instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

Currency hedging may substantially change a fund's exposure to changes in currency exchange rates and could result in losses if currencies do not perform as the Adviser anticipates. There is no assurance that a fund's currency hedging activities will be advantageous to the fund or that the Adviser will hedge at an appropriate time.

The cost of engaging in foreign currency exchange contracts for the purchase or sale of a specified currency at a specified future date ("forward contracts") varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Generally, secondary markets do not exist for forward contracts, with the result that closing transactions can be made for forward contracts only by negotiating directly with the counterparty to the contract. As with other over-the-counter derivatives transactions, forward contracts are subject to the credit risk of the counterparty.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.

The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of foreign currency derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Borrowing Money

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Such borrowings may be for temporary or emergency purposes or for leveraging. If borrowings are for temporary or emergency (not leveraging) purposes, when such borrowings exceed 5% of the value of a fund's total assets the fund will not make any additional investments.

Illiquid Investments

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, limits funds other than money market funds to 15% of net assets in illiquid investments. Illiquid investments, which are investments that a fund reasonably expects to be unable to sell or dispose of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investments, may include investments that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale that do not have readily available market quotations, repurchase agreements providing for settlement in more than seven days after notice and certain privately negotiated derivatives transactions and securities used to cover such

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derivatives transactions. As to these investments, there is a risk that, should a fund desire to sell them, a ready buyer will not be available at a price the fund deems representative of their value, which could adversely affect the value of a fund's net assets.

Section 4(a)(2) Paper and Rule 144A Securities.

"Section 4(a)(2) paper" consists of commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act. Section 4(a)(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be pursuant to registration or an exemption therefrom. Section 4(a)(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(a)(2) paper, thus providing liquidity. "Rule 144A securities" are securities that are not registered under the Securities Act but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Section 4(a)(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid investments. Investing in Rule 144A securities could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities from a fund or other holders. Liquidity determinations with respect to Section 4(a)(2) paper and Rule 144A securities will be made by the fund's board or by the Adviser pursuant to guidelines established by the board. The fund's board or the Adviser will consider availability of reliable price information and other relevant information in making such determinations.

Non-Diversified Status

A fund's classification as a "non-diversified" investment company means that the proportion of the fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. The 1940 Act generally requires a "diversified" investment company, with respect to 75% of its total assets, to invest not more than 5% of such assets in securities of a single issuer. Since a relatively high percentage of a non-diversified fund's assets may be invested in the securities of a limited number of issuers or industries, a non-diversified fund may be more sensitive to changes in the market value of a single issuer or industry. However, to meet federal tax requirements for qualification as a RIC, at the close of each quarter of a fund's taxable year, its assets must be diversified so that (a) at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers that it controls and that are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

Cybersecurity Risk

The funds and their service providers are susceptible to operational and information security risks due to cybersecurity incidents. In general, cybersecurity incidents can result from deliberate attacks or unintentional events. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users). Cybersecurity incidents affecting the Adviser, Sub-adviser(s), Transfer Agent or Custodian or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with a fund's ability to calculate its NAV; impediments to trading for a fund's portfolio; the inability of fund shareholders to transact business with the fund; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a fund invests, counterparties with which the fund engages in transactions, governmental and

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other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. While information risk management systems and business continuity plans have been developed which are designed to reduce the risks associated with cybersecurity, there are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

Recent Market and Economic Developments

A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in Wuhan City, Hubei Province, China and has now been detected internationally. The virus, named "SARS-CoV-2" (sometimes referred to as the "coronavirus") and the resulting disease, which is referred to as "COVID-19," has been declared a pandemic by the World Health Organization and has resulted in border closings, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty.

The United States and global debt and equity capital markets have been negatively impacted by significant uncertainty related to the pandemic spread of COVID-19. This uncertainty and related concerns that financial institutions as well as the global financial system are experiencing severe economic distress have materially and adversely impacted the broader financial and credit markets and the debt and equity capital for the market as a whole. These events contributed to severe market volatility which may adversely impact the funds' net asset values and result in heightened volatility in the performance of the funds' portfolio investments.

Markets generally, and the energy sector specifically, have also been adversely impacted by reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the pandemic spread of COVID-19 and by price competition among key oil producing countries.

The current market conditions, as well as various social and political tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and global financial markets, and may cause further economic uncertainties or deterioration in the United States and worldwide. The prolonged continuation or further deterioration of the current U.S. and global economic downturn could adversely impact the funds. The Adviser does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. economy, the securities markets and issuers held in a fund's portfolio. Federal Reserve policy in response to market conditions, including with respect to certain interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, dramatic changes to interest rates and/or a return to unfavorable economic conditions may lower a fund's performance or impair a fund's ability to achieve its investment objective. The Adviser intends to monitor developments and seek to manage the funds in a manner consistent with achieving each fund's investment objective, but there can be no assurance that it will be successful in doing so.

ADDITIONAL INFORMATION ABOUT THE BOARD

Board Oversight Role in Management

The board's role in management of the funds is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the funds, primarily the Adviser and its affiliates, have responsibility for the day-to-day management of the funds, which includes responsibility for risk management (including management of investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of their oversight, the board, acting at their scheduled meetings, or the Chairman acting between board meetings, regularly interacts with and receives reports from senior personnel of the Adviser and its affiliates, service providers, including the Adviser's Director of Investment Oversight (or a senior representative of his office), the funds' and the Adviser's CCO and portfolio management personnel. The board's audit committee (which consists of all Independent Board Members) meets during its regularly scheduled and special meetings, and between meetings the audit committee chair is available to the funds' independent registered public accounting firm and the funds' Treasurer. The board also receives periodic presentations from senior personnel of the Adviser and its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as cybersecurity, anti-money laundering, personal trading, valuation, investment research and securities lending (if any). As warranted, the board also receives informational reports

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from the counsel to the fund regarding regulatory compliance and governance matters. The board has adopted policies and procedures designed to address certain risks to the funds. In addition, the Adviser and other service providers to the funds have adopted a variety of policies, procedures and controls designed to address particular risks to the funds. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the funds, and the board's risk management oversight is subject to inherent limitations.

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of the board members be Independent Board Members and as such are not affiliated with the Adviser. To rely on certain exemptive rules under the 1940 Act, a majority of the funds' board members must be Independent Board Members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board Members. Currently, all of the funds' board members are Independent Board Members. The board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Adviser, is appropriate in light of the specific characteristics and circumstances of the funds, including, but not limited to: (i) the services that the Adviser and its affiliates provide to the funds and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the funds are conducted by fund officers and employees of the Adviser and its affiliates; and (iii) the board's oversight role in management of the funds.

Additional Information About the Board and its Committees

Board members are subject to a maximum term of 15 years, provided that the Board shall have the ability to extend the maximum term up to an additional three years pursuant to a policy adopted by the Board or the By-laws. The board has a standing audit committee and nominating committee. The board has also created a valuation committee composed of officers of the funds.

The function of the audit committee is (i) to oversee the funds' accounting and financial reporting processes and the audits of the funds' financial statements and (ii) to assist in the board's oversight of the integrity of the funds' financial statements, the funds' compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance.

The nominating committee is responsible for selecting and nominating persons as members of the board for election or appointment by the board and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors listed in the nominating committee charter. The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Trust, 240 Greenwich Street, New York, New York 10286, which includes information regarding the recommended nominee as specified in the nominating committee charter.

The valuation committee assists in valuing fund investments.

MANAGEMENT ARRANGEMENTS

The Adviser

The Adviser is an investment adviser registered with the SEC as such pursuant to the Investment Advisers Act of 1940. The Adviser is the primary ETF business, and a wholly-owned subsidiary, of BNY Mellon, a global financial services company focused on helping clients manage and service their financial assets, operating in 35 countries and serving more than 100 markets. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.im.bnymellon.com.

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Pursuant to a management or advisory agreement applicable to each fund, the Adviser generally maintains office facilities on behalf of the funds, and furnishes statistical and research data, clerical help, data processing, bookkeeping and internal auditing and certain other required services to the funds.

For the services provided to the funds under the management agreement applicable to each fund, each fund pays the Adviser monthly fees, if any, based on a percentage of each fund's average daily net assets as set forth in each fund's prospectus.

Each fund's management agreement provides that the Adviser will pay substantially all expenses of such fund, except for the management fees, payments under the fund's 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with any securities lending program to be adopted by the fund , and litigation and potential litigation. and other extraordinary expenses not incurred in the ordinary course of the fund's business.

The Adviser may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses. Any such voluntary waiver or reimbursement may be eliminated by the Adviser at any time. The Adviser may pay the Distributor or financial intermediaries for shareholder or other services from the Adviser's own assets, including past profits but not including the management fee paid by the funds. The Distributor may use part or all of such payments to pay Service Agents. The Adviser also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate, and may make revenue transfers to affiliates. Service Agents and their representatives generally will be able to accept payments or other compensation only to the extent consistent with applicable law and the Service Agent's own policies, procedures and practices.

Sub-Advisers

See the prospectus to determine if any of the information about Sub-Advisers (below and elsewhere in this SAI) applies to your fund.

For funds with one or more Sub-Advisers, the Adviser has entered into a Sub-Advisory Agreement with each Sub-Adviser. A Sub-Adviser provides day-to-day investment management of a fund's portfolio (or a portion thereof allocated by the Adviser), and certain related services. For Newton, which is a subsidiary of BNY Mellon, see "The Adviser" above for ownership information.

Portfolio Managers and Portfolio Manager Compensation

See the prospectus to determine which portions of the information provided below apply to your fund.

An Affiliated Entity or the Sub-Adviser, as applicable, provides the funds with portfolio managers who are authorized by the board to execute purchases and sales of securities. Portfolio managers are compensated by the company that employs them, and are not compensated by the funds. Each fund's portfolio managers are listed in Part I of this SAI.

For the BNY Mellon Sustainable US Equity ETF, BNY Mellon Sustainable International Equity ETF, and BNY Mellon Sustainable Global Emerging Markets ETF, portfolio managers are employed by Newton. The following provides information as of the date of this SAI about the compensation policies for portfolio managers.

Newton. Newton's portfolio manager compensation structure is designed to reward those professionals who deliver strong long-term performance and do not create inappropriate risk exposure for the firm or its clients. Portfolio managers may be rewarded using a mix of base salary, discretionary annual cash bonus, discretionary deferred cash incentives linked to performance of Newton funds and/or participation in a long-term incentive plan. Awards are made annually to individuals following a robust assessment of their contribution during the year and over three- and five-year periods, taking into account both team and individual risk-adjusted performance. Newton utilizes an online appraisal system to evaluate the performance of all employees (including investment professionals) on an annual basis. The system incorporates the use of multiple appraisers, which may include direct reports, peers or colleagues from within the investment team and other areas of the firm, resulting in an assessment that combines feedback from each individual. Additionally, in seeking to protect against excessive risk-taking and emphasize

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appropriate conduct/behavior, input from Newton's risk and compliance team on employee conduct is collected as part of the appraisal process and can have an impact on discretionary incentive awards. Ultimately, Newton's remuneration committee decides upon the terms and conditions of remuneration and incentives for Newton's employees.

Certain Conflicts of Interest with Other Accounts

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of private clients or institutions such as pension funds, insurance companies and foundations), private funds, bank collective trust funds or common trust accounts and wrap fee programs that invest in securities in which a fund may invest or that may pursue a strategy similar to a fund's component strategies ("Other Accounts").

Potential conflicts of interest may arise because of an Adviser's or portfolio manager's management of a fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as an Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Adviser's overall allocation of securities in that offering, or to increase the Adviser's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as an Adviser may have an incentive to allocate securities that are expected to increase in value to preferred accounts. IPOs, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a fund purchase increases the value of securities previously purchased by the Other Account or when a sale in one account lowers the sale price received in a sale by a second account. Conflicts of interest may also exist with respect to portfolio managers who also manage performance-based fee accounts, which could give the portfolio managers an incentive to favor such Other Accounts over the corresponding funds such as deciding which securities to allocate to a fund versus the performance-based fee account. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to a fund, that they are managing on behalf of an Adviser. The Advisers periodically review each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the fund. In addition, an Adviser could be viewed as having a conflict of interest to the extent that the Adviser or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the relevant fund. In addition, the funds, as registered investment companies, are subject to different regulations than certain of the Other Accounts and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Other Accounts. For these or other reasons, the portfolio managers may purchase different securities for the fund and the Other Accounts, and the performance of securities purchased for the fund may vary from the performance of securities purchased for Other Accounts. The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the fund, which could have the potential to adversely impact the fund, depending on market conditions. In addition, if a fund's investment in an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Other Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the fund's and such Other Accounts' investments in the issuer. If an Adviser sells securities short, it may be seen as harmful to the performance of any funds investing "long" in the same or similar securities whose market values fall as a result of short-selling activities.

BNY Mellon and its affiliates, including the Adviser, Sub-Advisers affiliated with the Adviser and others involved in the management, sales, investment activities, business operations or distribution of the funds, are engaged in businesses and have interests other than that of managing the funds. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the funds or the funds' service providers, which may cause conflicts that could disadvantage the funds.

BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the funds. BNY Mellon has no obligation to provide to the Adviser or the funds, or effect

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transactions on behalf of the funds in accordance with, any market or other information, analysis, or research in its possession. Consequently, BNY Mellon (including, but not limited to, BNY Mellon's central Risk Management Department) may have information that could be material to the management of the funds and may not share that information with relevant personnel of the Adviser. Accordingly, in making investment decisions for a fund, the Adviser does not seek to obtain or use material inside information that BNY Mellon may possess with respect to such issuers. However, because an Adviser, in the course of investing fund assets in loans (as described above), may have access to material non-public information regarding a Borrower, the ability of a fund or funds advised by such Adviser to purchase or sell publicly-traded securities of such Borrowers may be restricted.

Code of Ethics. The funds, the Adviser, the Sub-Advisers and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such respective Code of Ethics, to invest in securities, including securities that may be purchased or held by a fund. The Code of Ethics subjects the personal securities transactions of employees to various restrictions to ensure that such trading does not disadvantage any fund. In that regard, portfolio managers and other investment personnel employed by the Adviser or an Affiliated Entity or a Sub-Adviser affiliated with the Adviser must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and also are subject to the oversight of BNY Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

Distributor

The Distributor, a wholly-owned subsidiary of the BNY Mellon, located at 240 Greenwich Street, New York, New York 10286, serves as each fund's distributor on a best efforts basis pursuant to an agreement, which continues for two years after its effective date and thereafter is renewable annually, with the fund. Shares will be continuously offered for sale by series of the Trust through the Distributor only in Creation Units, as described in the prospectus and below under "Purchase and Redemption of Fund Shares." Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the prospectus to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of FINRA. The Distributor has no role in determining the investment policies of the Trust series or which securities are to be purchased or sold. An affiliate of the Distributor may assist Authorized Participants in assembling shares to purchase Creation Units or upon redemption, for which it may receive commissions or other fees from such Authorized Participants. The Distributor also serves as distributor for other affiliated mutual funds.

Service Agents. The Adviser or the Distributor may provide additional cash payments out of its own resources to Service Agents that provide services. Such payments are separate from any 12b-1 fees and/or shareholder services fees or other expenses paid by the fund, as applicable. Because those payments are not made by you or the fund, the fund's total expense ratio will not be affected by any such payments. These additional payments may be made to Service Agents, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent. Cash compensation also may be paid from the Adviser's or the Distributor's own resources to Service Agents for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. From time to time, the Adviser or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of: occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a Service Agent to recommend or sell shares of a fund to you. In addition, except when not consistent with legal requirements, the Distributor may provide additional and differing compensation from its own assets to certain of its employees who promote the sale of select funds to certain Service Agents, who in turn may recommend such funds to their clients; in some cases, these payments may create an incentive for the employees of the Distributor to promote a fund for which the Distributor provides a higher level of compensation. This potential conflict of interest may be addressed by policies, procedures or practices that are adopted by the Service Agent. As there may be many different policies, procedures or practices adopted by different Service Agents to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates

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and other payment arrangements that may apply to a Service Agent and its representatives may vary by Service Agent.

Please contact your financial intermediary, as a potential Service Agent, for details about any payments it may receive in connection with the sale of fund shares or the provision of services to a fund.

The Distributor also may act as a Service Agent. Any payment as well as other payments from the fund to the Distributor's affiliates, such as the management fee payable to the Adviser, may create an incentive for the Distributor to recommend or sell shares of a fund. The Distributor and its representatives generally will be able to accept the applicable payments in exchange for serving as a Service Agent only to the extent consistent with applicable law and any related policies, procedures or practices adopted by the Distributor.

Transfer Agent and Custodian

The Transfer Agent, an affiliate of the Adviser, located at 240 Greenwich Street, New York, New York 10286, is each fund's transfer and dividend disbursing agent. Pursuant to a transfer agency agreement with the funds, the Transfer Agent will arrange for the maintenance of a record of Fund shares held by The Depository Trust Company ("DTC") and prepare and transmit by means of DTC's book entry system, payments for dividends and distributions on or with respect to the shares declared by the Trust on behalf of the applicable Fund. For these services, the Transfer Agent receives a monthly fee from the Adviser, and is reimbursed for certain out-of-pocket expenses.

The Custodian, an affiliate of the Adviser, located at 240 Greenwich Street, New York, New York 10286, serves as custodian for the investments of the funds. The Custodian has no part in determining the investment policies of the funds or which securities are to be purchased or sold by the funds. Pursuant to a custody agreement applicable to each fund, the Custodian holds each fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee from the Adviser based on the market value of each fund's assets held in custody and receives certain securities transaction charges.

Annual Anti-Money Laundering Program Review

The funds may engage an accounting firm (which may be the independent registered public accounting firm that audits certain of the funds' financial statements) to perform an annual independent review of the funds' anti-money laundering program.

Funds' Compliance Policies and Procedures

The funds have adopted compliance policies and procedures pursuant to Rule 38a-1 under the 1940 Act that cover, among other matters, certain compliance matters relevant to the management and operations of the funds.

Combined Prospectuses

A fund's prospectus may be combined with the prospectus of one or more funds that are not governed by the same board as such fund. This practice of combining prospectuses is for the convenience of fund shareholders and prospective fund shareholders, so that they can review features of multiple funds simultaneously. However, a fund's board is only responsible for the disclosure in the fund's prospectus applicable to such fund, regardless of other disclosure that may be contained in a combined prospectus for such fund and one or more other funds.

Escheatment

Under certain circumstances, your financial intermediary account may be deemed "abandoned" or "unclaimed" under a state's abandoned or unclaimed property laws. The financial intermediary then may be required to "escheat" or transfer the assets in your account, including a fund's shares, to the applicable state's unclaimed property administration. Escheatment rules vary from state to state, but generally, your account could be escheated if:

● there has been no account activity or contact initiated by you for the period of time specified by your state (usually three or five years) and/or

● mail to the account address is returned as undeliverable by the United States Postal Service

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In addition, no interest will accrue on uncashed dividends, capital gains or redemption checks, and such checks may be escheated. Please contact your financial intermediary for more information.

DETERMINATION OF NAV

See the prospectus and "Investments, Investment Techniques and Risks" in Part II of this SAI to determine which sections of the discussion below apply to your fund.

Valuation of Portfolio Securities

A fund's equity investments, including option contracts and ETFs (but not including investments in other open-end registered investment companies), generally are valued at the last sale price on the day of valuation on the securities exchange or national securities market on which such securities primarily are traded. Securities listed on NASDAQ markets generally will be valued at the official closing price. If there are no transactions in a security, or no official closing prices for a NASDAQ market-listed security on that day, the security will be valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Open short positions for which there is no sale price on a given day are valued at the lowest asked price. Investments in other open-end investment companies are valued at their reported NAVs each day.

Substantially all of a fund's debt securities and instruments generally will be valued, to the extent possible, by one or more independent pricing services (the "Service"). When, in the judgment of the Service, quoted bid prices for debt securities and instruments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other debt securities and instruments is determined by the Service based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the board. Overnight and certain other short-term debt securities and instruments (excluding Treasury bills) will be valued by the amortized cost method, which approximates value, unless a Service provides a valuation for such security or, in the opinion of the board or a committee or other persons designated by the board, the amortized cost method would not represent fair value.

Market quotations of foreign securities in foreign currencies and any fund assets or liabilities initially expressed in terms of foreign currency are translated into U.S. dollars at the spot rate, and foreign currency forward contracts generally are valued using the forward rate obtained from a Service. If a fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the fund's NAV may not take place contemporaneously with the determination of prices of certain of the fund's portfolio securities. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors will not be able to purchase or sell (redeem) fund shares.

Generally, over-the-counter option contracts and interest rate, credit default, total return and equity swap agreements, and options thereon, will be valued by the Service. Equity-linked instruments, such as contracts for difference, generally will be valued by the Service based on the value of the underlying reference asset(s). Futures contracts will be valued at the most recent settlement price. Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) but before the fund calculates its NAV), or which are not valued by the Service, are valued at fair value as determined in good faith based on procedures approved by the board. Fair value of investments may be determined by the board or the fund's valuation committee using such information as it deems appropriate under the circumstances. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other funds to calculate their NAVs.

Calculation of NAV

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Except as otherwise described in the prospectus, NAV per share of each fund is determined on each day the Exchange is scheduled to be open for regular business, as of the scheduled close of regular session trading on the Exchange (normally 4:00 p.m. Eastern time). For purposes of determining NAV, certain options and futures contracts may be valued 15 minutes after the scheduled close of trading on the floor of the Exchange. The NAV per share of a fund is computed by dividing the value of the fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares of such fund outstanding.

Fund expenses and fees, including management fees and fees pursuant to Plans (if applicable, and reduced by the fund's expense limitation, if any), are accrued daily and taken into account for the purpose of determining the NAV of a fund's shares.

Expense Allocations

Except as may be otherwise described in "Certain Expense Arrangements and Other Disclosures" in Part II of this SAI, all expenses incurred in the operation of the series of a fund company are borne by the fund company. Expenses attributable to a particular series of a fund company are charged against the assets of that series; other expenses of the fund company are allocated among the series on the basis determined by the board, including, but not limited to, proportionately in relation to the net assets of each series.

Exchange and Transfer Agent Closings

The holidays (as observed) on which both the Exchange and the Transfer Agent are closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. In addition, the Exchange is closed on Good Friday.

ADDITIONAL INFORMATION ABOUT DIVIDENDS AND DISTRIBUTIONS

For all funds, dividends from net investment income, if any, are generally declared and paid annually, but may vary from period to period.

For all funds, distributions of net realized capital gains (i.e. the excess of a fund's net long-term capital gains over its net short-term capital losses), if any, generally are declared and paid once a year. A fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. A fund may not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired.

Dividends and other distributions on shares are distributed on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from a fund.

Broker-dealers or other financial intermediaries, at their own discretion, may offer a dividend reinvestment service under which shares are purchased in the secondary market at current market prices. Investors should consult their broker-dealer or other financial intermediary for further information regarding any dividend reinvestment service offered.

Any dividend or distribution paid shortly after an investor's purchase of fund shares may have the effect of reducing the aggregate NAV of the shares below the cost of the investment ("buying a dividend"). Such a dividend or distribution would be a return of capital in an economic sense, although taxable as stated in the prospectus and this SAI. In addition, the Code provides that if a shareholder holds shares of a fund for six months or less and has (or is deemed to have) received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received or deemed to have been received. The Code further provides that if a shareholder holds shares of a municipal or other tax-exempt fund for six months or less and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares generally will be disallowed to the extent of the exempt-interest dividend received.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

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See your fund's prospectus and "Investment Policies and Restrictions" in Part II of this SAI to determine which sections of the discussion below apply to your funds.

The following is a summary of certain federal income tax considerations generally affecting the funds and their shareholders that supplements the discussions in the prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the funds or their shareholders, and the discussion here and in the prospectus is not intended to be a substitute for careful tax planning. The summary is very general, and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-advantaged account.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The following information should be read in conjunction with the section in the prospectus entitled "Additional Tax Information."

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

Taxation of the Funds. Each fund is treated as a separate corporation for federal income tax purposes. A fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the prospectus. Losses in one series of the Trust do not offset gains in any other series of the Trust and the requirements (other than certain organizational requirements) for qualifying for treatment as a RIC are determined at the fund level rather than at the Trust level. Each fund will elect and intends to qualify each year to be treated as a separate RIC under Subchapter M of the Code. As such, each fund should not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. In order to qualify for treatment as a RIC, a fund must distribute annually to its shareholders at least the sum of 90% of its taxable net investment income (including for this purpose, dividends, taxable interest, the excess of net short-term capital gains over net long-term capital losses, less operating expenses), computed without regard to the dividends-paid deduction, and 90% of its net tax-exempt interest income, if any (the "Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a fund's gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships (the "Qualifying Income Requirement"); and (ii) at the end of each quarter of a fund's taxable year, its assets must be diversified so that (a) at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers that it controls and that are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the "Diversification Requirement").

If a fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, a fund may be required to dispose of certain assets. If these relief provisions were not available to a fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at the regular corporate rate (currently 21%) without any deduction for distributions to

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shareholders, and its distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders. In addition, a fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. If a fund determines that it will not qualify for treatment as a RIC, the fund will establish procedures to reflect the anticipated tax liability in the fund's NAV. To requalify for treatment as a RIC in a subsequent taxable year, the fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the fund failed to qualify for tax treatment as a RIC. If a fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of a fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders.

As discussed more fully below, each fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year.

Although each fund intends to distribute substantially all of its net investment income and its capital gains for any taxable year, if a fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. A fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. If a fund failed to satisfy the Distribution Requirement for any taxable year, it would be taxed as a regular corporation, with consequences generally similar to those described in the second paragraph of this section "Taxation of the Funds."

A fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of such year, subject to an increase for any shortfall in the prior year's distribution. For this purpose, any ordinary income or capital gain net income retained by a fund and subject to corporate income tax will be considered to have been distributed. Each fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax, but can make no assurances that such tax liability will be entirely eliminated. A fund may in certain circumstances be required to liquidate fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the fund to satisfy the requirement for qualification as a RIC.

A fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing fund distributions for any calendar year. A "qualified late year loss" generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as "post-October losses") and certain other late-year losses.

Capital losses in excess of capital gains ("net capital losses") are not permitted to be deducted against a RIC's net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a fund may carry a net capital loss from any taxable year forward to offset its capital gains in future years. A fund is permitted to carry forward a net capital loss to offset its capital gains, if any, in years following the year of the loss. A fund is permitted to carryforward indefinitely a net capital loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the fund and may not be distributed as capital gains to its shareholders. Generally, the funds may not carry forward any losses other than net capital losses. Moreover, the carryover of capital losses may be limited under the general loss limitation rules if a fund experiences an ownership change as defined in the Code.

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Taxation of Shareholders - Distributions Each fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the fund, constitutes the fund's net investment income. Each fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carryforwards). Each fund will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends-received deduction, the portion of dividends which may qualify for treatment as qualified dividend income, and the amount of exempt-interest dividends, if any.

Subject to certain limitations, dividends reported by a fund as qualified dividend income will be taxable to non-corporate shareholders at rates of up to 20%. Dividends may be reported by a fund as qualified dividend income if they are attributable to qualified dividend income received by the fund. Qualified dividend income includes, in general, subject to certain holding period requirements and other requirements, dividend income from certain U.S. and foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States and other foreign corporations if the stock with respect to which the dividends are paid is tradable on an established securities market in the United States. A dividend generally will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the stock on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the stock becomes ex-dividend (which is the day on which declared distributions (dividends or capital gains) are deducted from a fund's assets before it calculates the NAV) with respect to such dividend or, in the case of certain preferred stock, for more than 90 days during the 181-day period beginning 90 days before such date, (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, (iii) the fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. The holding period requirements described in this paragraph apply to shareholders' investments in the funds and to the funds' investments in underlying dividend-paying stocks. Dividends treated as received by a fund from an ETF, an underlying fund taxable as a RIC, or from a REIT may be treated as qualified dividend income generally only to the extent the dividend distributions are attributable to qualified dividend income received by such ETF, underlying fund, or REIT. However the investment strategies of the BNY Mellon Sustainable International Equity ETF and BNY Mellon Sustainable Global Emerging Markets ETF may limit their ability to distribute dividends eligible to be treated as qualified dividend income. It is expected that dividends received by a fund from a REIT and distributed from that fund to a shareholder generally will be taxable to the shareholder as ordinary income. A fund's participation in the lending of securities may affect the amount, timing, and character of distributions to its shareholders. If a fund participates in a securities lending transaction and receives a payment in lieu of dividends (a "substitute payment") with respect to securities on loan in a securities lending transaction, such income generally will not constitute qualified dividend income and thus dividends attributable to such income will not be eligible for taxation at the rates applicable to qualified dividend income for individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. If 95% or more of a fund's gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, that fund may report all distributions of such income as qualified dividend income.

Certain dividends received by a fund from U.S. corporations (generally, dividends received by a fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) when distributed and appropriately so reported by the fund may be eligible for the 50% dividends received deduction generally available to corporations under the Code. Dividends received by a fund from REITs will not be eligible for that deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their shares, and, if they borrow to acquire or otherwise incur debt attributable to shares, they may be denied a portion of the dividends-received deduction with respect to those shares. Any corporate shareholder should consult its tax advisor regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax

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purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required. The investment strategies of the BNY Mellon Sustainable International Equity ETF and BNY Mellon Sustainable Global Emerging Markets ETF may significantly limit their ability to distribute dividends eligible to for the dividends received deduction.

Distributions from a fund's net short-term capital gains will generally be taxable to shareholders as ordinary income. Distributions from a fund's net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their shares. Long-term capital gains are generally taxed to non-corporate shareholders at rates of up to 20%.

Although dividends generally will be treated as distributed when paid, any dividend declared by a fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. A taxable shareholder may wish to avoid investing in a fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder's investment.

If a fund's distributions exceed its current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when the shares on which the distribution was received are sold. After a shareholder's basis in the shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder's shares.

Distributions that are reinvested in additional shares of a fund through the means of a dividend reinvestment service, if offered by your broker-dealer, will nevertheless be taxable dividends to the same extent as if such dividends had been received in cash.

A 3.8% tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a "surviving spouse" for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of shares) are generally taken into account in computing a shareholder's net investment income, but exempt-interest dividends generally are not taken into account.

A fund's shareholders will be notified annually by financial intermediaries, such as brokers, through which a shareholder holds fund shares as to the federal tax status of all distributions made by the fund. Shareholders who have not held a fund's shares for a full year should be aware that the fund may report and distribute to a shareholder, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the fund's ordinary income or net capital gain, respectively, actually earned during the shareholder's period of investment in the fund. Distributions of ordinary income and capital gains may also be subject to foreign, state and local taxes depending on a shareholder's circumstances.

Taxation of Shareholders – Sale of Shares. In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A sale of shares held for a period of one year or less at the time of such sale will, for tax purposes, generally result in short-term capital gains or losses, and a sale of those held for more than one year will generally result in long-term capital gains or losses. Long-term capital gains are generally taxed to non-corporate shareholders at rates of up to 20%.

Gain or loss on the sale of shares is measured by the difference between the amount received and the adjusted tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares.

A loss realized on a sale of shares may be disallowed if substantially identical shares are acquired (whether through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days

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after the date that the shares are disposed of. In such a case, the basis of the shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale of shares held for six months or less will be disallowed to the extent of exempt-interest dividends paid on such shares, and any amount of the loss that exceeds the amount disallowed will be treated as long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains).

Cost Basis Reporting. The cost basis of shares acquired by purchase will generally be based on the amount paid for the shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of shares generally determines the amount of the capital gain or loss realized on the sale or exchange of shares. Contact the broker through whom you purchased your shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

Taxation of Fund Investments.

Certain of the funds' investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect a fund's ability to qualify as a RIC, affect the character of gains and losses realized by a fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a fund to annually mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the fund to recognize income without receiving cash with which to make distributions to its shareholders in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. The funds intend to monitor their transactions, make appropriate tax elections, and make appropriate entries in their books and records in order to mitigate the effect of these rules and preserve the funds' qualification for treatment as RICs.

Certain investments made by a fund may be treated as equity in passive foreign investment companies ("PFICs") for federal income tax purposes. In general, a PFIC is a foreign corporation (i) that receives at least 75% of its annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of its assets (computed based on average fair market value) either produce or are held for the production of passive income. If a fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in a PFIC, the fund could be subject to U.S. federal income tax and nondeductible interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A "qualified electing fund" election or a "mark to market" election may be available that would ameliorate these adverse tax consequences, but such elections could require the applicable fund to recognize taxable income or gain (subject to the distribution requirements applicable to RICs, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax at the fund level, a fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund. Gains from the sale of stock of PFICs may also be treated as ordinary income. Amounts included in income each year by a fund arising from a qualified electing fund election, will be "qualifying income" under the Qualifying Income Requirement even if not distributed to the fund, if the fund derives such income from its business of investing in stock, securities or currencies. Each fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. In order for a fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the fund on an annual basis, which it might not agree to do. The funds may limit and/or manage their holdings in PFICs to limit their tax liability or maximize their returns from these investments.

A U.S. person that owns (directly, indirectly or constructively) 10% or more of the total combined voting power of all classes of stock or 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the Controlled Foreign Corporation (“CFC”) provisions of the Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50% of the voting power or value of its stock is owned (directly, indirectly or constructively) by “U.S. Shareholders.” If a fund is a “U.S. Shareholder” of a CFC, the fund will be required to include in its gross income for United States federal income tax purposes the CFCs “subpart

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F income” (described below), whether or not such income is distributed by the CFC. “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. “Subpart F income” also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. A fund’s recognition of “subpart F income” will increase a fund’s tax basis in the CFC. Distributions by a CFC to a fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the fund’s tax basis in the CFC. “Subpart F income” is generally treated as ordinary income, regardless of the character of the CFC’s underlying income.

In general, each “U.S. Shareholder” is required to file IRS Form 5471 with its U.S. federal income tax (or information) returns providing information about its ownership of the CFC. In addition, a “U.S. Shareholder” may in certain circumstances be required to report a disposition of shares in the CFC by attaching IRS Form 5471 to its U.S. federal income tax (or information) return that it would normally file for the taxable year in which the disposition occurs. In general, these filing requirements will apply to investors of a fund if the investor is a U.S. person who owns directly, indirectly or constructively (within the meaning of Sections 958(a) and (b) of the Code) 10% or more of the total combined voting power of all classes of voting stock or 10% or more of the total value of shares of all classes of stock of a foreign corporation that is a CFC for an uninterrupted period of thirty (30) days or more during any tax year of the foreign corporation, and who owned that stock on the last day of that year.

Each fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts subject to section 1256 of the Code ("Section 1256 Contracts") as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the fund. It is anticipated that certain net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the Qualifying Income Requirement.

The fund may invest in REITs. Investments in REIT equity securities may require the fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The fund's investments in REIT equity securities may at other times result in a fund's receipt of cash in excess of the REIT's earnings; if a fund distributes these amounts, these distributions could constitute a return of capital to the fund's shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT's current and accumulated earnings and profits. Capital gain dividends paid by a REIT to the fund will be treated as long-term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Dividends received by the fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at regular the corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT's current and accumulated earnings and profits.

"Qualified REIT dividends" (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by the fund to its shareholders that are attributable to qualified REIT dividends received by the fund and which the fund properly reports as "section 199A dividends," are treated as "qualified REIT dividends" in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

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REITs in which the fund invests often do not provide complete and final tax information to the fund until after the time that the fund issues a tax reporting statement. As a result, the fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the fund (or your broker) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

Foreign Taxes. Dividends and interest received by a fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

If a fund meets certain requirements, which include a requirement that more than 50% of the value of the fund's total assets at the close of its respective taxable year consist of certain foreign securities (generally including foreign government securities), then the fund should be eligible to file an election with the IRS that may enable its shareholders, in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to certain foreign and U.S. possessions income taxes paid by the fund, subject to certain limitations.

Pursuant to this election, a fund would treat the applicable foreign taxes as dividends paid to its shareholders. Each such shareholder would be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit the shareholder may be entitled to use against such shareholder's federal income tax. If a fund makes this election, the fund will report annually the respective amounts per share of the fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. If a fund does not make this election, the fund will be entitled to claim a deduction for certain foreign taxes incurred by the fund. In certain instances, the fund might not elect to apply otherwise allowable U.S. federal income tax deductions for those foreign taxes, whether or not credits or deductions for those foreign taxes could be passed through to its shareholders pursuant to the election described above. If the fund does not elect to apply these deductions, taxable distributions you receive from the fund may be larger than they would have been if the fund had taken deductions for such taxes. Under certain circumstances, if a fund receives a refund of foreign taxes paid in respect of a prior year, the value of shares could be reduced or any foreign tax credits or deductions passed through to shareholders in respect of the fund's foreign taxes for the current year could be reduced.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, IRAs, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Under current law, a fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in a fund where, for example, (i) the fund invests in REITs that hold residual interests in REMICs, (ii) the fund invests in a REIT that is a taxable mortgage pool ("TMP") or has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. There are no restrictions preventing a fund from holding investments in REITs that hold residual interests in REMICs, and a fund may do so. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.

Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of shares (among other categories of income), are generally taken into account in computing a shareholder's net investment income.

Foreign Shareholders. Dividends, other than capital gains dividends and exempt-interest dividends, "short-term capital gain dividends" and "interest-related dividends" (described below), paid by a fund to shareholders who are nonresident aliens or foreign entities will generally be subject to a 30% United States withholding tax unless a

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reduced rate of withholding or a withholding exemption is provided under applicable treaty law to the extent derived from investment income and short-term capital gain or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Any foreign shareholders in a fund may be subject to U.S. withholding and estate tax and such shareholders are urged to consult their own tax advisors concerning the applicability of such taxes and the proper withholding form(s) to be submitted to a fund. A foreign shareholder who fails to provide an appropriate series of IRS Form W-8 may be subject to backup withholding (discussed below) at the appropriate rate.

Dividends reported by a fund as (i) interest-related dividends, to the extent such dividends are derived from the fund's "qualified net interest income," or (ii) short-term capital gain dividends, to the extent such dividends are derived from the fund's "qualified short-term gain," are generally exempt from this 30% withholding tax. "Qualified net interest income" is a fund's net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. "Qualified short-term gain" generally means the excess of a fund's net short-term capital gain for the taxable year over its net long-term capital loss, if any. In the case of shares held through an intermediary, the intermediary may withhold even if the fund reports the payment as an interest-related dividend or as a short-term capital gain dividend. Short-term capital gain dividends received by a nonresident alien individual who is present in the United States for a period of periods aggregating 183 days or more during the taxable year are not exempt from the 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of the fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Unless certain foreign entities that hold shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to fund distributions (other than exempt-interest dividends) payable to such entities. A foreign shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Backup Withholding. A fund will be required in certain cases to withhold (as "backup withholding") on amounts (including exempt-interest dividends) payable to any shareholder who (1) has provided the fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the U.S.

Creation Units. An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger's aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales" (for an Authorized Participant that does not mark-to-market its holdings) or on the basis that there has been no significant change in economic position.

Any gain or loss realized upon a creation of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Similarly, any gain or loss realized upon a redemption of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year, and otherwise will be short-term capital gain or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year, and otherwise, will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six months or less will be disallowed to

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the extent of exempt-interest dividends paid with respect to the Creation Units, and to the extent not disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

A fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the fund and if, pursuant to section 351 of the Code, the fund would have a basis in any deposit securities different from the market value of such securities on the date of deposit. A fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If a fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

A person subject to U.S. federal income tax with the U.S. dollar as its functional currency for U.S. federal income tax purposes who receives non-U.S. currency upon a redemption of Creation Units and does not immediately convert the non-U.S. currency into U.S. dollars may, upon a later conversion of the non-U.S. currency into U.S. dollars, or upon the use of the non-U.S. currency to pay expenses or acquire assets, recognize as ordinary gains or losses any gains or losses resulting from fluctuations in the value of the non-U.S. currency relative to the U.S. dollar since the date of the redemption. Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

Certain Potential Tax Reporting Requirements Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including significant penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Tax Matters. The discussion of state and local tax treatment is based on the assumptions that the funds will qualify for treatment under Subchapter M of the Code as RICs, that they will satisfy the conditions which will cause distributions to qualify as exempt-interest dividends to shareholders when distributed as intended, and that each fund will distribute all interest and dividends it receives to its shareholders. The tax discussion summarizes general state and local tax laws which are currently in effect and which are subject to change by legislative, judicial or administrative action; any such changes may be retroactive with respect to the applicable fund's transactions. Investors should consult a tax advisor for more detailed information about state and local taxes to which they may be subject.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investment in Ginnie Maes or Fannie Maes, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. It is expected that each fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if such fund qualifies as a RIC for federal income tax purposes.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

PORTFOLIO TRANSACTIONS

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The Adviser assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds. The funds employ a Sub-Adviser.1 The funds use the research facilities, and are subject to the internal policies and procedures, of the Sub-Adviser and execute portfolio transactions through the trading desk of the Sub-Adviser (collectively the "Trading Desk").

Trading the Funds' Portfolio Securities

Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a "spread." Other portfolio transactions may be executed through brokers acting as agents, which are typically paid a commission.

The Trading Desk generally has the authority to select brokers (for equity securities) or dealers (for fixed-income securities) and the commission rates or spreads to be paid. Allocation of brokerage transactions is made in the best judgment of the Trading Desk and in a manner deemed fair and reasonable. In choosing brokers or dealers, the Trading Desk evaluates the ability of the broker or dealer to execute the transaction at the best combination of price and quality of execution.

In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services. The Trading Desk seeks to obtain best execution by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the quality and efficiency of the broker's or dealer's execution; (v) the broker's or dealer's willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counterparty risk (i.e., the broker's or dealer's financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid investment). In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use. Seeking to obtain best execution for all trades takes precedence over all other considerations.

Investment decisions for one fund or account are made independently from those for other funds or accounts managed by the portfolio managers. Under the Trading Desk's procedures, portfolio managers and their corresponding Trading Desks may, but are not required to, seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one fund or account, and available investments or opportunities for sales will be allocated equitably to each. In some cases, this policy may adversely affect the size of the position obtained or sold or the price paid or received by a fund. When transactions are aggregated, but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the fund will be charged or credited with the average price.

The portfolio managers will make investment decisions for the funds as they believe are in the best interests of the funds. Investment decisions made for a fund may differ from, and may conflict with, investment decisions made for other funds and accounts advised by the Adviser and its Affiliated Entities or a Sub-Adviser. Actions taken with respect to such other funds or accounts may adversely impact a fund, and actions taken by a fund may benefit the Adviser or its Affiliated Entities or a Sub-Adviser or other funds or accounts advised by the Adviser or an Affiliated Entity or Sub-Adviser. Funds and accounts managed by the Adviser, an Affiliated Entity or a Sub-Adviser may own significant positions in an issuer of securities which, depending on market conditions, may affect adversely the ability to dispose of some or all of such positions. Regulatory restrictions (including, but not limited to, those related to the aggregation of positions among other funds and accounts or those restricting trading while in possession of material non-public information, such as may be deemed to be received by a fund's portfolio manager by virtue of the portfolio manager's position or other relationship with a fund's portfolio company) and internal BNY Mellon policies, guidance or limitations (including, but not limited to, those related to the aggregation of positions among all fiduciary accounts managed or advised by BNY Mellon and all its affiliates (including the Adviser and its Affiliated Entities) and the aggregate exposure of such accounts) may restrict investment activities of the funds. While the allocation of investment opportunities among a fund and other funds and accounts advised by the Adviser and its Affiliated Entities may raise potential conflicts because of financial, investment or other interests of BNY

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Mellon or its personnel (or, with respect to a fund advised by a Sub-Adviser, the Sub-Adviser and its affiliates), the portfolio managers will make allocation decisions consistent with the interests of the fund and other funds and accounts and not solely based on such other interests.

Portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security. Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts ("cross transactions"). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

The Adviser, an Affiliated Entity or a Sub-Adviser may buy for a fund securities of issuers in which other funds or accounts advised by the Adviser, the Affiliated Entity or the Sub-Adviser may have, or are making, an investment in the same issuer that are subordinate or senior to the securities purchased for the fund. For example, a fund may invest in debt securities of an issuer at the same time that other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by the Adviser, an Affiliated Entity or a Sub-Adviser relating to what actions are to be taken may raise conflicts of interests, and the Adviser, the Affiliated Entity or the Sub-Adviser, as applicable, may take actions for certain funds or accounts that have negative impacts on other funds or accounts.

Portfolio turnover may vary from year to year as well as within a year. In periods in which extraordinary market conditions prevail, portfolio managers will not be deterred from changing a fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Trading Desk based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs, and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

To the extent that a fund invests in foreign securities, certain of such fund's transactions in those securities may not benefit from the negotiated commission rates available to funds for transactions in securities of domestic issuers. For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

The Adviser (and, where applicable, an Affiliated Entity or a Sub-Adviser) may utilize the services of an affiliate to effect certain client transactions when it determines that the use of such affiliate is consistent with its fiduciary obligations, including its obligation to obtain best execution, and the transactions are in the best interests of its clients. Procedures have been adopted in conformity with Rule 17e-1 under the 1940 Act to provide that all brokerage commissions paid by the funds to the Adviser (and, where applicable, an Affiliated Entity or a Sub-Adviser) are reasonable and fair.

For funds that invest in municipal securities, portfolio securities are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions as such are paid by a fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price.

Soft Dollars

The term "soft dollars" is commonly understood to refer to arrangements where an investment adviser uses client (or fund) brokerage commissions to pay for research and brokerage services to be used by the investment adviser. Section 28(e) of the Exchange Act provides a "safe harbor" that permits investment advisers to enter into soft dollar arrangements if the investment adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided. Eligible products and services under Section

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28(e) include those that provide lawful and appropriate assistance to the investment adviser in the performance of its investment decision-making responsibilities.

As of the date of this SAI, the funds do not engage in any soft dollar arrangements or transactions with respect to their assets.

IPO Allocations

Certain funds may participate in IPOs. In deciding whether to purchase an IPO, a fund's portfolio manager(s) generally consider the capitalization characteristics of the security, as well as other characteristics of the security, and identifies funds and accounts with investment objectives and strategies consistent with such a purchase. Generally, as more IPOs involve small- and mid-cap companies, the funds and accounts with a small- and mid-cap focus may participate in more IPOs than funds and accounts with a large-cap focus. The Affiliated Entity or Sub-Adviser (as applicable), when consistent with the fund's and/or account's investment guidelines, generally will allocate shares of an IPO on a pro rata basis. In the case of "hot" IPOs, where the Affiliated Entity or Sub-Adviser only receives a partial allocation of the total amount requested, those shares will be distributed fairly and equitably among participating funds or accounts managed by the Affiliated Entity or Sub-Adviser. "Hot" IPOs raise special allocation concerns because opportunities to invest in such issues are limited as they are often oversubscribed. The distribution of the partial allocation among funds and/or accounts will be based on relative NAVs. Shares will be allocated on a pro rata basis to all appropriate funds and accounts, subject to a minimum allocation based on trading, custody and other associated costs. International hot IPOs may not be allocated on a pro rata basis due to transaction costs, market liquidity and other factors unique to international markets.

DISCLOSURE OF PORTFOLIO HOLDINGS

Policy on Disclosure of Portfolio Holdings

The Trust has adopted a policy regarding the disclosure of information about the funds' portfolio holdings. The board must approve all material amendments to this policy. The funds' portfolio holdings are publicly disseminated each day a fund is open for business through financial reporting and news services including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation ("NSCC"). The basket represents one Creation Unit of a fund. The Trust, the Adviser, the Sub-Advisers (as applicable) or BNY Mellon will not disseminate non-public information concerning the Trust, except information may be made available prior to its public availability: (i) to a party for a legitimate business purpose related to the day-to-day operations of the funds including (a) a service provider, (b) the stock exchanges upon which an ETF is listed, (c) the NSCC, (d) the Depository Trust Company, and (e) financial data/research companies such as Morningstar, Bloomberg L.P., FactSet, Barra LLC and RiskMetrics Group, and Reuters, or (ii) to any other party for a legitimate business or regulatory purpose, upon waiver or exception, with the consent of an applicable Trust officer.

SUMMARY OF THE PROXY VOTING POLICY AND PROCEDURES

Delegation of Proxy Voting Responsibility and Adoption of Proxy Voting Procedures.

The board has delegated to the Adviser and the Adviser has delegated to Newton, each fund's Sub-adviser, the authority to vote proxies of companies held in a fund's portfolio, except that the board has delegated to Institutional Shareholder Services Inc. ("ISS") the sole authority to vote proxies of Designated BHCs (defined below) for certain funds as described below.

Proxy Voting Operations

The funds have engaged ISS as their proxy voting agent to administer the ministerial, non-discretionary elements of proxy voting and reporting.

Policies and Procedures; Oversight

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The CCO is responsible for confirming that the Sub-Advisers have adopted and implemented written policies and procedures that are reasonably designed to ensure that the funds' proxies are voted in the best interests of the funds. In addition, the adequacy of such policies and procedures are reviewed at least annually, and proxy voting for the funds is monitored to ensure compliance with the Sub-Advisers' procedures, as applicable, such as by sampling votes cast for the funds, including routine proposals as well as those that require more analysis, to determine whether they complied with the applicable Sub-Adviser's proxy voting procedures.

Review of Proxy Voting

The Adviser reports annually to the board on the funds' proxy voting, including information regarding: (1) proxy voting proposals that were voted; (2) proxy voting proposals that were voted against the management company's recommended vote, but in accordance with the applicable proxy voting guidelines; and (3) proxy voting proposals that were not voted, including the reasons the proxy voting proposals were not voted.

Availability of Fund Proxy Voting Records

Information regarding how a fund's proxies were voted during the most recent 12-month period ended June 30th is available, by the following August 31st, on the SEC's website at http://www.sec.gov on a fund's Form N-PX.

BNY Mellon Proxy Conflicts Policy

Under certain circumstances, BNY Mellon has determined that it may not be appropriate for its subsidiaries and business units with discretionary authority to vote proxies on behalf of clients, including Newton (each, a "Voting Firm"), and has established a Proxy Voting Conflicts Policy (the "BNYM Policy") that sets forth the required actions and reporting of Voting Firms when actual or potential conflicts of interest involving BNY Mellon arise. The BNYM Policy identifies several specific types of proxy solicitations that are considered "Primary Conflicts" for all Voting Firms. Primary Conflicts typically arise when proxies are issued by BNY Mellon or by a pooled vehicle when relating to services provided by a BNY Mellon affiliate and may also arise due to relationships between a proxy issuer and BNY Mellon or BNY Mellon's Chief Executive Officer or Board of Directors. The BNYM Policy directs the manner in which such Primary Conflicts are to be addressed (e.g., application of pre-determined, written guidelines, client consent, or delegation to an independent fiduciary). The BNYM Policy also identifies as "Secondary Conflicts" situations that, while not identified as a Primary Conflict, may present an actual, potential or perceived material conflict for Voting Firms because of a relationship between a proxy issuer and BNY Mellon or its executive officers or Board of Directors.

When Primary Conflicts or Secondary Conflicts are voted in accordance with a Voting Firm's pre-determined, written voting guidelines, it is BNY Mellon's view that these votes do not present the potential for a material conflict of interest and no additional safeguards are needed.

The Voting Firms, including Newton, are also subject to the policies and decisions of BNY Mellon's Proxy Conflicts Committee (the "PCC"). Among other responsibilities, BNY Mellon has empowered the PCC to maintain, interpret and effect the BNYM Policy. If a Voting Firm needs interpretive guidance concerning a Primary Conflict or identifies a Secondary Conflict, the PCC shall review the matter, and (in the case of identified conflicts) determine how best to resolve the conflict (e.g., independent fiduciary, abstention, or mirror voting).

Voting Proxies of Designated BHCs

BNY Mellon is subject to the requirements of the Bank Holding Company Act of 1956, as amended (the "BHCA"). Among other things, the BHCA prohibits BNY Mellon, funds that BNY Mellon "controls" by virtue of share ownership ("Bank Controlled Funds"), and any fund or other investment account over which BNY Mellon exercises sole voting discretion (collectively, the "BNYM Entities"), in the aggregate, from owning or controlling or holding sole voting discretion with respect to 5% or more of any class of voting stock of certain U.S. bank holding companies, savings and loan holding companies, insured depository institutions and companies that control an insured depository institution (collectively, "BHCs"), without the prior approval of the Board of Governors of the Federal Reserve System (the "BHCA Rules").

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For all funds except Bank Controlled Funds, the board has delegated to ISS the sole authority to vote proxies of BHCs for which one or more funds or other investment accounts over which BNYM Entities, in the aggregate, exercise sole voting discretion with respect to 5% or more of any class of voting stock of the BHC (collectively, the "Designated BHCs"). Because ISS has sole voting authority over voting securities issued by the Designated BHCs, the holdings of such securities by the funds (other than Bank Controlled Funds) are excluded from the 5% aggregate computation under the BHCA Rules and the funds (other than Bank Controlled Funds) are permitted to purchase and hold securities of BHCs without limits imposed by the BHCA. (Voting securities of BHCs held by funds that are Bank Controlled Funds, however, continue to be aggregated with the holdings of other BNYM Entities because of BNY Mellon's share ownership in those funds.)

An issuer that is a BHC will be identified as a Designated BHC (and voting authority over its voting securities will be delegated to ISS) when BNYM Entities in the aggregate own, control or hold sole voting discretion with respect to approximately 4.9% of any class of voting securities issued by the BHC. If such aggregate level of ownership, control or voting discretion decreases to approximately 3%, the issuer will no longer be considered a Designated BHC and the Sub-Adviser will be redelegated sole voting authority over the BHC's voting securities held by a fund.

ISS votes proxies delegated by the board in accordance with the ISS Guidelines, described below.

Material Conflicts of Interest. ISS has policies and procedures in place to manage potential conflicts of interest that may arise as a result of work that ISS's subsidiary performs for a corporate governance client and any voting of proxies relating to such client's securities that ISS performs on behalf of the funds. Such policies and procedures include separate staffs for the work performed for corporate governance clients and ISS's proxy voting services; a firewall that includes legal, physical and technological separations of the two businesses; and the employment of a blackout period on work performed with a corporate governance client during the pendency of a live voting issue in respect of securities of such client.

Voting Shares of Certain Registered Investment Companies

Under certain circumstances, when a fund owns shares of another registered investment company (an "Acquired Fund"), the fund may be required by the 1940 Act or the rules thereunder, or exemptive relief from the 1940 Act and/or the rules thereunder, to vote such Acquired Fund shares in a certain manner, such as voting the Acquired Fund shares in the same proportion as the vote of all other holders of the same type of such Acquired Fund shares.

Proxy Voting by Newton

Newton has adopted and implemented the Proxy Voting Policies and Procedures (the "Policy"), which it believes is reasonably designed to:

● Ensure that voting rights are exercised on behalf of Newton's clients;

● Ensure voting decisions are in the best interests of clients;

● Address potential material conflicts of interest that may arise; and

● Meet disclosure requirements and expectations in connection with voting responsibilities and activities undertaken.

Voting Guidelines

Newton does not employ a prescriptive voting policy across all voting matters.  Rather, overarching principles have been established that guide the ultimate voting decision – these are described in Newton's publicly available Responsible Investment Policies and Procedures.  Voting decisions are taken on a case-by-case basis, which ensures that a company's individual circumstances and the nature of the resolution are taken into account together with relevant governing laws, guidelines and established best practices in the relevant market.

Each voting decision is based on Newton's belief that it supports the best interests of its clients.

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It is Newton's intention to exercise voting rights in all markets where it retains voting authority.  This may be hindered by various practical considerations.  For instance, in certain markets, shares are "blocked" before the exercise of voting rights.  Blocking consists of placing the stock on a register for a number of days spanning the meeting.  During the share-blocked period, the shares cannot be traded freely.  In markets where share blocking is practiced, Newton will vote only when the resolution is not in shareholders' best interests and where restricting the ability to trade is not expected to risk adversely affecting the value of clients' holdings.

Newton seeks to make proxy voting decisions that are in the best interest of its clients.  Viewed broadly, these proxy voting guidelines seek to maximize investor value by promoting sound environmental, social and governance ("ESG") policies, procedures and practices through the support of proposals that are consistent with four key objectives:

● The alignment of the interests of a company's management and board of directors with those of the company's investors;

● To promote the accountability of a company's management to its board of directors, as well as the accountability of the board of directors to the company's shareholders;

● To uphold the rights of a company's investors to affect change by voting on those matters submitted for approval; and

● To promote adequate disclosure about a company's business operations and financial performance in a timely manner.

Voting Procedures

All voting opportunities are communicated to Newton's Corporate Actions Team and the Responsible Investment Team by way of an electronic voting platform.

The Responsible Investment Team reviews all resolutions for matters of concern; for example, egregious compensation arrangements.  Any such contentious issues identified may be referred to the appropriate Global Sector Analyst or Portfolio Manager for comment.  Where an issue remains contentious, Newton may also decide to confer or engage with the company or other interested parties.

An electronic voting service is employed to submit voting decisions.  Each voting decision taken by a member of the Responsible Investment Team has to be approved by an alternate member of the team.

The Corporate Actions Team is responsible for administrative elements surrounding the exercise of voting rights by ensuring the right to exercise clients' votes is available and that these votes are exercised to the extent this is possible.

Monitoring

The monitoring of investee companies is undertaken principally by our Global Sector Analysts and members of our Responsible Investment Team (in relation to proxy voting).  A bespoke research database maintains proprietary information on key securities, including analysts' comments on these securities, meeting notes and Newton's proprietary Responsible Investment analysis, as well as voting and engagement information.

Escalation

The process of monitoring, voting and engaging can highlight areas of concern.  If it is not in the best interests of Newton's clients to sell the security, Newton may engage with the company or, occasionally, its advisers.  Newton may also share its concerns with other investors or investment representative bodies.  The tabling of resolutions at a general meeting would be considered on a case by case basis.

The decision to escalate a concern lies with the relevant members of Newton's Investment Team.

Acting Collectively

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Subject to applicable law and reporting regulations, Newton may work collectively with other investors as well as trade associations, government bodies and non-governmental organizations to develop best practice, raise awareness of a concern or enhance the effectiveness of engagement activities.  When considering action and also when acting collectively on a specific issue of concern with a company, we exercise caution in order to avoid situations of being unintentionally in receipt of Material Non-Public Information, breaching relevant anti-trust or anti-competitive rules and regulations, or being considered acting in concert with one or more other investors.  To avoid issues related to securities reporting rules, Newton will not act collectively with respect to a specific company matter for companies whose shares are subject to reporting requirements in the United States.

Voting Service Providers

Newton utilizes the services of an electronic voting service provider to aid the efficiency and effectiveness of lodging voting instructions, and also as one of a variety of information sources used when determining voting decisions.

Newton employs ISS for the purposes of managing upcoming meetings, instructing voting decisions and providing research.  ISS is an independent adviser that specializes in providing fiduciary-level proxy related services to institutional investment managers.  The voting recommendations of ISS are not routinely followed; it is only in the event of Newton recognizing a potential material conflict of interest (as described below) when the voting recommendations of ISS are routinely followed.

ISS is subject to the policy and procedures of Newton's Vendor Management Oversight Group.  As such, biannual service review meetings are held with ISS, which includes reviewing ISS's operational performance, service quality, robustness of research and the service provider's internal controls, including management of its potential material conflicts of interest.

Conflicts of Interest

Newton has in place procedures for ensuring potential material conflicts of interests are mitigated, while its voting rights of clients are exercised in their best interests.  Newton seeks to avoid material conflicts of interest through the establishment of these proxy voting guidelines, the Responsible Investment Team and the oversight groups, and the application of the proxy voting guidelines in an objective and consistent manner across client accounts, based on, as applicable, internal and external research and recommendations provided by third party proxy advisory services and without consideration of any BNY Mellon client relationship factors.  Where a potential material conflict of interest exists between Newton, the company and/or a client, the voting recommendations of an independent third party proxy service provider will be followed.

Where Newton follows the recommendations of its proxy voting service provider, or votes against a management recommendation, this will be reported separately in Newton's publicly available Responsible Investment Quarterly Reports.  These include the voting decisions taken and the voting rationale in the event that Newton's voting decision is not aligned with the recommendations of the investee company's management.

Newton employees are required to identify any potential or actual conflicts of interest and take appropriate action to avoid or manage these and report them to Newton's Treating Customers Fairly and Conflicts of Interest Committee for review.

Disclosures and Reporting

Newton publishes publicly on its website its Responsible Investment Policies and Principles, which describes Newton's approach to Responsible Investment including the exercise of voting rights on behalf of clients.  In addition, Responsible Investment quarterly reports are published publicly, which include examples of ESG engagement activity and record all voting activity undertaken during the quarter, including the rationale for decisions to vote against management.

Newton's Proxy Voting Policy and procedures is also summarized in its Form ADV, which is filed with the SEC and furnished to clients.  In addition, Newton will provide clients with a copy of its policies upon request.  Also, upon request, clients may obtain information on how their proxies were voted by Newton.

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Securities Lending

Newton does not engage in securities lending on behalf of its clients.

Controls, Record Keeping and Auditing

Internal procedure documents are reviewed and approved at least annually.  These are overseen by Newton's Responsible and Ethical Investment Oversight Group.  Records are kept of all voting decisions, including evidence of the approval process; which are subject to review by Newton's auditor as part of its annual assurance controls report.  In addition, the Corporate Actions Team reports monthly to Newton's Risk and Compliance Committee on Critical Risk Indicators in relation to voting matters.

SUMMARIES OF THE VOTING GUIDELINES

Summary of the Newton Voting Guidelines (including ESG voting)

The following are summaries of how Newton generally views certain matters in connection with the voting of proxies as a fiduciary for clients:

Boards

A board is charged with the responsibility and authority to sanction and decide all significant matters relating to a company's activities.  Newton believes it is essential to have an appropriate balance between executive and independent non-executive (or outside) directors ("NEDs") to ensure that the interests of shareholders are represented.  A company's board should have an effective structure, have access to adequate training, undertake suitable recruitment to ensure the maintenance of appropriate skills and breadth of experience, and have planned succession.  It should undertake its own annual evaluation and assess the suitability of an external evaluation.  At least annually, the board should review the effectiveness of the company's internal controls and appropriateness of its risk profile.  Directors should also be available to meet with investors.

Independence

Newton believes that NEDs play a vital role of counsel and oversight of executive management, while also representing and safeguarding the interests of investors.  It is therefore important that a board maintains an appropriate level of independent directors.  When reviewing the independence of NEDs, Newton looks unfavorably on directors having a recent relationship with the company, having been involved in related-party transactions, or receiving performance-based remuneration, as well as where a NED's length of service suggests that the board lacks fresh experience, insight and judgement.  Generally, Newton will vote against board nominees where board independence does not meet the local corporate governance code requirements or best practice expectations.

Chair and Chief Executive Officer (CEO)

Newton believes that it is in the best interests of stakeholders for the roles of CEO and chair to be separate and defined.  The division of chair and CEO should ensure a balance of power and authority, such that no one individual has unfettered powers of decision.  In general, Newton is opposed to a CEO becoming chair of the same company, and has a preference for the chair to be considered independent at the time of appointment.

Senior Independent Director (SID) or Lead Director

A senior independent director (SID) or lead director should act as a conduit between the NEDs and the shareholders, and ensure that the views of the independent NEDs play a prominent role in board deliberations.  Where a chair is not considered independent, Newton expects the responsibilities, authorities and powers of the SID, such as the SID's role in approving the board agenda and calling board meetings, to be explained clearly.

Board Committees

Newton favors the establishment of key board committees with oversight of a board's audit, risk, remuneration and nomination functions.  For many companies, it is likely to be good practice for a separate board committee to be

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established and charged with oversight of the company's environmental and social policies.  Ideally, each committee should consist of a majority of independent directors, with the audit committee and remuneration committee consisting solely of independent directors.

Succession planning

A fundamental role of the board, and of its nomination committee in particular, is the establishment of an effective succession-planning policy. An ineffective policy can have far-reaching negative implications for a company's performance. It may lead to investor uncertainty over a company's sustainability and continuity should senior executives or board members depart without suitable replacements being identified.

An effective succession-planning policy can minimise the opportunities for senior executives to place excessive demands on a company. An engaged nomination committee should ensure that it has identified at least one suitable candidate to succeed individuals employed in key roles within the company. It should also be able to react swiftly in the event of an individual suddenly departing from the company.

Board Diversity

A board should contain a wide variety of experience and skills.  Consideration of board diversity should include, but not be limited to, gender, age, nationality, race, religion, skill, experience and knowledge.

Investors, companies and boards are not best served by a board that is overly homogeneous.  In an effort to establish a breadth of expertise, knowledge and skill, and to stimulate constructive challenging debate, boards should be constituted of members that are sufficiently well diversified and experienced to meet the individual needs of the company.

A board's nominations committee should be charged with the responsibility of ensuring that a good balance of board diversity is achieved.  An effective succession-planning policy will aid a nomination committee in its efforts to address this matter.

Newton will engage with companies and vote against board directors where there is an absence of a robust policy and a low level of gender diversity on the board.

Risk management and internal controls

A company should have a clear policy in relation to assessing the appropriateness of its risk profile, and communicate how it is responding to material business risks via a clear risk register. The board should have formal responsibility for risk management and the internal controls functions. It should also consider the appropriateness of establishing a board committee to oversee such areas. Newton expects companies to report publicly on their policy and position in relation to these areas.

Auditors

The quality and independence of auditors plays a crucial role in protecting shareholders' interests.  Remuneration of auditors for non-audit services should be kept under review by the audit committee and should not be excessive.  Newton expects non-audit fees to be disclosed and justified in the auditor's remuneration section of a company's annual report and accounts.  Companies should assess the appropriateness of changing periodically both their auditor and the lead audit partner managing the company's audit.  Newton will vote against the reappointment of an audit firm if it has been the lead auditor for an excessive period of time. Newton would be concerned if a company accepts a monetary cap on its auditor's liability.  Also, Newton expects to see a detailed explanation should any other type of liability limitation be adopted.

Remuneration

Levels of remuneration should be appropriate to attract, motivate and retain suitable staff.  A significant proportion of remuneration should be subject to the creation of sustainable long-term value and aligned with the company's strategy.

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Variable remuneration should be structured so that it does not reward individuals for poor performance.  Should performance metrics governing the vesting of variable remuneration awards not be representative of the underlying performance of the business, Newton would expect an independent remuneration committee to exercise its discretion in relation to the vesting of awards.  Generally, Newton subscribes to the remuneration principles and guidelines as published by the UK Investment Association and the International Corporate Governance Network.

Dividend Policies

Dividend payments are an important source of income for investors.  A consistent policy is appreciated given that it promotes financial discipline.  Newton is cautious of companies with a consistently low dividend payout ratio that have not identified suitable investment opportunities or developed a strategic investment plan.

Share Buy-Backs

The practice of companies buying back and cancelling their shares can be a valid method of increasing shareholder value.  However, a decision to buy back shares should be considered in the context of alternative uses of capital, such as acquisitions or a special dividend.  Investors should be mindful that share buy-backs can be used to fulfil the vesting of remuneration arrangements and may artificially improve performance metrics that govern the vesting of remuneration awards.  In addition, investors should also be mindful that buying back shares can result in creeping control of the company by a significant shareholder.

Related-Party Transactions

Related-party transactions encompass a wide variety of dealings.  These can include a company trading assets with one of its directors, the issuance of capital to a "friendly" investor, and agreements between a parent company and a subsidiary.  Newton recognizes that, while a company can benefit from related-party transactions, investors' best interests are not always the primary reason for such transactions.  Newton expects companies to explain the necessity of a related-party transaction together with justification that the decision to enter into such an arrangement was taken independently of the related party.

Voting Rights

Newton supports the principle that a company's shares carry equal rights, irrespective of the class of shares issued.  An investor's control of a company should correlate with the level of its economic interest and be in line with the company's other investors.  Newton is unfavorably disposed towards companies that give disproportionate influence to selected investors.

Schemes of Arrangement and Amendments to Articles of Association

Resolutions that seek approval of schemes of arrangement and changes to articles of association cover a wide remit of corporate events, including mergers, acquisitions and change of domicile.  Given the individual nature of such events, it is important that each incident is considered on its own merits.  As with other voting resolutions, Newton will exercise voting rights in line with its investment rationale and in the best interests of our clients.

Anti-Takeover Mechanisms/Poison Pills (anti-takeover defence)

Newton is unlikely to support arguments for approving the introduction or continuation of an anti-takeover mechanism.  Such devices can lead to the entrenchment of a poorly performing management team and inhibit the creation of shareholder value.

Shareholder Rights

Shareholder rights differ greatly across jurisdictions.  In the US, for example, shareholders have little control over the appointment of directors or allocation of capital.  In the UK, shareholders elect company directors and have control of significant capital allocation proposals.  Newton acknowledges that shareholders should not necessarily be involved in the detail of company management, but will not support companies seeking to reduce shareholder rights and will support shareholder proposals that seek to strengthen shareholder rights.

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Capital Structure Alterations

A key strategic objective for a company is the efficient use of its capital structure.  Companies should ensure that the value and rights of shareholders and bondholders are not diluted unnecessarily.  Newton expects companies to communicate their intentions clearly and provide rationale for any changes to their capital structure.

Controlling and Influential Shareholders

Care must be taken when investing in a company with a controlling or influential shareholder.  Companies should disclose the detail behind any special relationships or agreements that are in place with such shareholders.  Newton will seek to understand the investment expectations of these investors and place greater emphasis on the company conforming to corporate governance best practice in an effort to limit the possibility of our clients being disadvantaged by the situation.

Political Donations

Generally, Newton will not support a company that seeks to make direct donations to any political party or political organization.

ISS Global Voting Principles

ISS' Principles provide for four key tenets on accountability, stewardship, independence and transparency, which underlie our approach to developing recommendations on management and shareholder proposals at publicly traded companies. The principles guide our work to assist institutional investors in meeting their fiduciary requirements, with respect to voting, by promoting long-term shareholder value creation and risk mitigation at their portfolio firms through support of responsible global corporate governance practices.

Accountability. Boards should be accountable to shareholders, the owners of the companies, by holding regular board elections, by providing sufficient information for shareholders to be able to assess directors and board composition, and by providing shareholders with the ability to remove directors.

Directors should respond to investor input such as that expressed through vote results on management and shareholder proposals and other shareholder communications.

Shareholders should have meaningful rights on structural provisions, such as approval of or amendments to the corporate governing documents and a vote on takeover defenses. In addition, shareholders' voting rights should be proportional to their economic interest in the company; each share should have one vote. In general, a simple majority vote should be required to change a company's governance provisions or to approve transactions.

Stewardship. A company's governance, social, and environmental practices should meet or exceed the standards of its market regulations and general practices and should take into account relevant factors that may impact significantly the company's long-term value creation. Issuers and investors should recognize constructive engagement as both a right and responsibility.

Independence. Boards should be sufficiently independent so as to ensure that they are able and motivated to effectively supervise management's performance and remuneration, for the benefit of all shareholders. Boards should include an effective independent leadership position and sufficiently independent committees that focus on key governance concerns such as audit, compensation, and the selection and evaluation of directors.

Transparency. Companies should provide sufficient and timely information that enables shareholders to understand key issues, make informed vote decisions and effectively engage with companies on substantive matters that impact shareholders' long-term interests in the company.

Regional Policy and Principles – Americas

Principles that apply generally for the region (U.S., Canada and Latin America) are as follows:

Board

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Boards should be substantially independent, fully accountable, and open to appropriate diversity in the backgrounds and expertise of members.

U.S. and Canada. Key voting policy guidelines address the following:

1. The establishment of key board committees (as required by regulation and/or, in Canada, by a combination of regulation and best practice recommendations outlined in the National Policy 58-201 Corporate Governance Guidelines): Audit, Compensation, and Nominating.

2. The independence of the board as a whole (which should exceed 50 percent) and of the key committees (which should be 100 percent independent). Shareholder proposals seeking the independence of the chairman and his or her separation from the CEO role are key evaluations in the U.S. and Canadian markets, where ISS generally supports independent board leadership. Directors should not sit on more than five public company boards or, if they are the CEO of a public company, sit on the board of more than two public companies besides their own. (ISS has developed specific standards to determine the independence of each director; these generally align with listing exchange independence standards but are more stringent in some respects.)

3. The accountability of individual directors, relevant committees and/or the board as a whole for problematic issues related to financial reporting/auditing, risk, executive compensation, board composition, directors' meeting attendance and over-boarding, and/or any other actions or circumstances determined to be egregious from a shareholder value perspective.

4. The responsiveness of the board to shareholder input through majority voting support for a shareholder proposal or substantial opposition to a management proposal.

Americas Regional and Brazil. ISS' vote recommendations for board elections in Latin America primarily address disclosure of director nominees. As a result of regulation enacted in late 2009, Brazil is currently the only market in the region in which timely disclosure of director nominees represents market practice. As a result, ISS policy for Brazil takes board independence into account, in accordance to each issuer's stock market listing segment. Majority-independent boards remain very rare across the region; however, Argentinian, Chilean, Colombian, Mexican and Peruvian companies must abide by market legal requirements for minimum board independence, or have at least one independent board member, whichever is higher.

Although Brazilian law requires disclosure of management nominees prior to the meeting, minority shareholders are able to present the names of their nominees up to the time of the meeting. While these rules were designed to minimize restrictions on minority shareholders, they end up having a negative impact on international institutional investors, who must often submit voting instructions in the absence of complete nominee information. ISS recommends an abstain vote on the election of directors and fiscal council members nominated by non-controlling shareholders presented as a separate voting item if the nominee names are not disclosed in a timely manner prior to the meeting.

Most Latin American markets (except Brazil and Peru) require issuers to establish audit committees, with varying independence requirements. The idea that specific oversight functions should be assigned to specific board subcommittees is still foreign to most Brazilian issuers, and even those companies that are listed in the NYSE will often not have an audit committee. This is because the SEC grants exemptions to foreign issuers and considers the Brazilian fiscal council, a corporate body lying outside of the board of directors, to be a valid substitute for an audit committee for the purposes of requirements under the Sarbanes-Oxley Act of 2002.

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For foreign private issuers ("FPIs"), ISS takes into account the level of disclosure and board independence (which should be a majority) as well as the independence of key board committees. Also, slate ballots or bundled director elections are generally not deemed to be in shareholders' best interests.

Compensation

The U.S. and Canada. Key voting policy guidelines address the following:

1. Clarity and completeness of disclosures, both for actual payments and awards to named executive officers and with respect to the nature and rationale for the programs and awards. Incomplete or unclear disclosure may result in negative recommendations if an analyst cannot conclude that the programs are operating in shareholders' interests.

2. Reasonable alignment of pay and performance among top executives. U.S. and Canadian compensation policies rely on both quantitative screens to measure CEO pay-for-performance alignment on both an absolute (pay relative to total shareholder return) and relative (pay and performance relative to peers) basis over periods that include one, three, and five years for different tests. Companies identified as outliers receive a further in-depth qualitative review to identify likely reasons for the perceived disconnect, or mitigating factors that either explain and/or justify it in a particular circumstance or time period. The qualitative review investigates factors such as the proportion of pay tied to performance conditions (strength of those conditions), a company's pay benchmarking practices, the existence of measures that discourage excessive risk taking, the extent and appropriateness of non-performance-based pay elements (e.g., severance packages), and the compensation committee's responsiveness to shareholder input on pay issues.

3. Equity-based compensation proposals are evaluated with respect to several factors, including cost (measured by Shareholder Value Transfer ("SVT") as calculated by ISS' proprietary model) and historical (average) grant, or "burn," rate, and the presence of problematic plan provisions such as ability to reprice stock options without specific shareholder approval.

An "equity plan scorecard" is used that analyzes a broad range of plan features and grant practices that reflect shareholders' embrace of performance-conditioned awards, risk-mitigated mechanisms, and reasonable plan duration. While some highly egregious features will result in negative recommendations regardless of other factors (e.g., authority to reprice options without seeking shareholder approval), recommendations will largely be based on a combination of factors related to (1) cost, (2) plan feature, and (3) grant practices. ISS will generally vote against the plan proposal if the combination of the above factors indicates that the plan is not, overall, in the shareholders' interests.

Americas Regional and Brazil. In most Latin American countries, shareholders are traditionally able to vote on the compensation of board and audit committee members, which generally represent non-contentious proposals. In Brazil, however, shareholders are granted a binding vote on executive and board compensation.

While there have been some improvements in the disclosure of Brazilian remuneration figures over past few proxy seasons, inconsistencies remain, particularly regarding long-term equity pay. The debate surrounding the disclosure of individualized compensation remains unresolved since the Brazilian Institute of Finance Executives filed an injunction in 2010 allowing companies to withhold this information. Currently, more than 20 percent of Brazilian issuers use this injunction as a way to circumvent the Brazilian Securities Regulator's requirement that companies disclose the total compensation of their highest-paid executive. Some companies also continue to pay their executives through subsidiaries, a practice that tends to obscure compensation disclosure.

For FPI/tax haven companies, oppose stock incentive plans or amended plans if the maximum number of shares to be issued is not disclosed and/or the company has not disclosed any information regarding the key terms of the proposed plan. If sufficient information is disclosed, the plan proposal will be evaluated similarly to plan at U.S. companies.

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Audit

U.S. and Canada. U.S. companies are required to report comprehensive and accurate financial information according to General Accepted Accounting Principles ("GAAP"). Canadian issuers report under International Financial Reporting Standards ("IFRS"). In the U.S., companies have discretion to include a non-binding auditor ratification proposal on annual general meeting ballots. In Canada, issuers are required to provide shareholders with the ability to appoint one or more auditors to hold office until the next annual meeting. In both markets, external auditors are expected to be both fully qualified and independent—i.e., should not have any financial interests, including excessive fees from the company for non-audit services—that could compromise their independence. ISS categorizes four types of fees reported by all companies for their external auditors: Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees. Specific ratios that would trigger negative recommendations on an auditor ratification proposal are detailed in respective policies.

Americas Regional and Brazil. Most Latin American markets have adopted, or are in the process of adopting, IFRS. While shareholders in all Latin American countries must approve annual financial statements, only a few markets grant shareholders the ability to ratify auditors. Brazilian companies that install a permanent audit committee may now extend the term for the mandatory rotation of their independent auditors to 10 years.

Shareholder Rights/Takeover Defenses

ISS policy is aimed at protecting the ability of shareholders to (1) consider and approve legitimate bids for the company, and (2) effect change on the board, when appropriate. Protection of minority shareholder rights is also considered when dual class capital structures with multiple-voting share instruments give voting control to a minority equity ownership position—approximately 10 percent of Russell 3000 index companies and approximately 14 percent of issuers on the S&P/TSX Composite Index have some form of unequal voting structure.

U.S. Shareholder rights and takeover defenses in the U.S. are driven largely by state law. Within that framework, ISS policy is designed to ensure the ability of shareholders to:

● Evaluate and approve shareholder rights plans ("poison pills") that may discourage takeover bids;

● Evaluate and approve amendments to the company's governing documents, as well as proposed mergers, by a simple majority vote;

● Call special meetings and act by written consent, within reasonable parameters;

● Amend the bylaws of the company (e.g., ISS will vote against restrictions on the submission of binding shareholder proposals or share ownership or time holding requirements in excess of SEC Rule 14a-8).

Canada. Shareholder rights and takeover defenses in Canada are generally determined by regulation and exchange rules. In this context, ISS policy undertakes to:

● Evaluate and approve shareholder rights plans ("poison pills") taking into account whether it conforms to "new generation" rights plan best practices guidelines and if the scope of the plan is limited to: i) providing the board with more time to find an alternative value enhancing transaction; and ii) to ensuring the equal treatment of all shareholders;

● Review "advance notice requirements" or other policies and recommend on a case-by-case to adopt or amend an advance notice bylaw or board policy, taking into consideration any feature or provision that may negatively impact shareholders' interests and that goes beyond the stated purpose of advance notice requirements, including but not limited to certain identified problematic features;

● Evaluate proposed amendments to the company's governing documents to ensure that shareholders' rights are effectively protected with respect to adequate and independent representation at shareholders' and directors' meetings;

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● Determine that shareholder rights, including remedies, powers, and duties will not be negatively impacted by reincorporation proposals.

Americas Regional and Brazil. The voting rights of international institutional investors are often limited in Latin America. Mexican companies may divide their capital into several classes of shares with special rights for each of the shares, and voting rights for certain classes are restricted to Mexican nationals. With the exception of companies listed in the Novo Mercado, which are required to maintain a single class of shares, most Brazilian companies divide their share capital between common and preferred shares. Typically, common shares confer voting rights and preferred shares do not, although preferred shareholders have the right to vote on specific matters and under certain conditions. A number of Brazilian issuers have adopted mandatory bid provisions, with ownership triggers ranging from 15-35 percent. The Sao Paulo Stock Exchange has recommended that companies in the Novo Mercado listing segment adopt provisions with a 30-percent ownership trigger.

Environmental & Social Issue Shareholder Proposals

While governance related shareholder proposals are generally evaluated in the context of ISS policies related to management sponsored proposals on those issues, in some markets shareholder proposals seek changes with respect to social and/or environmental issues.

U.S. In the U.S., approximately 200 environmental and social shareholder proposals come to a vote each year, primarily at large cap companies. Many request increased disclosure on certain issues or company policies, such as corporate political contributions or lobbying expenditures, board diversity, human rights, animal welfare or animal welfare-related risks, and numerous environmental and "sustainability" topics. ISS evaluates most environmental and social proposals on a case-by-case basis, considering the extent to which the request would or may have an impact on shareholder value (positive or negative), and how that relates to the perceived cost to the company of implementing the proposal.

Canada. In Canada, very few environmental and social proposals are filed, and the majority of these are withdrawn prior to shareholders' vote, usually after discussions between the proponent and the company. The most prevalent proposals in recent years relate to gender diversity on boards and in senior management in Canada.

Latin America. In Latin America, shareholders have yet to file any environmental and social proposals and such proposals are rarely filed at companies that are subject only to tax haven market regulations.

ISS voting guidelines for environmental and social shareholder proposals consider the following:

● Whether the proposal would enhance or protect shareholder value, especially from a long-term value perspective;

● To what extent the company's current practices and policies align in an appropriate and sufficient manner to the issue(s) raised in the proposal;

● Whether the issues raised in the proposal are more appropriately or effectively dealt with through legislation or regulation;

● Whether the proposal's request is unduly burdensome in scope, timeframe, or cost, or is overly prescriptive;

● How the company's current practices and policies compare with any industry-wide standards; practices for addressing the related issue(s); and

● If the proposal requests increased disclosure or greater transparency, the extent that reasonable and sufficient information is currently available to investors, and whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Merger & Acquisition & Capital Related Proposals

U.S. and Canada. ISS generally supports company proposals to repurchase shares or to undertake other actions deemed not to arbitrarily diminish or dilute shareholder value or voting interests. Other pure economic proposals, including capital changes and mergers, are evaluated on a case-by-case basis, weighing the merits and drawbacks of

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the proposal from the perspective of a long-term shareowner and balancing various and sometimes countervailing factors.

Unlike in some jurisdictions (e.g., the U.K.), in the U.S. and Canada, shareholders only have preemptive rights if they are accorded in a company's governing documents, which is rare. Share issuances that represent less than 20 percent of outstanding capital do not require shareholder approval. Americas Regional and Brazil. Shareholders of Latin American companies are often asked to vote on share issuances, mergers and non-contentious administrative items such as the absorption of subsidiaries. Merger proposals in Brazil are subject to a higher quorum requirement (50 percent of shares entitled to vote). ISS generally supports share issuances requests in Latin America up to 100 percent over currently issued capital with preemptive rights and up to 20 percent without preemptive rights.

Regional Policy and Principles – Europe, Middle East and Africa

ISS European Policy

● Covers most of continental Europe. Coverage is broadly in line with European Union membership, but including Switzerland, Norway, Iceland and Liechtenstein and excluding the U.K. and Ireland.

● Most markets covered by ISS European Policy are developed markets with reasonably high governance standards and expectations, often driven by European Union regulation. However, even European Union legislation can vary widely in its implementation across member states.

● The approach taken by ISS European Policy is to apply the principles of the Policy to all markets covered, but to take relevant market-specific factors into account. Therefore European Policy has a number of areas that are specific to particular markets (for example, taking into account when assessing board independence, legal requirements in Germany for employee representatives on supervisory boards).

● Governance standards and best practices are often (but not always) on a comply-or-explain basis, with best practice recommendations set by different local corporate governance codes or guidelines. Where relevant, ISS takes into account in its analysis the explanations given by companies for any non-compliance.

U.K. and Ireland - NAPF Corporate Governance Policy and Voting Guidelines

● Covers the U.K., Ireland and a number of associated markets (such as the U.K. Channel Islands).

● Uniquely for the U.K., ISS uses the policy and voting guidelines of the National Association of Pension Funds ("NAPF"), the voice of workplace pensions in the U.K., and representing the views of pension funds, other asset owners and their asset managers. It is based on the U.K. Corporate Governance Code and on internationally accepted best practice principles of corporate governance, and is developed by the NAPF and its members specifically for the U.K. market.

● The corporate governance regime in the U.K. largely operates on a comply-or-explain basis rather than being wholly founded in corporate law. This approach underlies both the U.K. Corporate Governance Code, which is widely accepted by companies as well as supported by investors.

ISS South Africa Policy

● Covers South Africa only

● Based on EMEA Regional Policy (described below), with additional approaches for voting items and issues that are specific to the South African market.

ISS Russia and Kazakhstan Policy

● Covers Russia and Kazakhstan only.

● Based on EMEA Regional Policy with additional approaches for voting items and issues that are specific to these two markets.

ISS EMEA Regional Policy

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● Covers all countries in the EMEA region that are not covered by a specific policy. Includes many markets in the Middle East, North Africa and Eastern Europe.

● The countries currently covered include, but are not limited to, Algeria, Angola, Armenia, Azerbaijan, Bahrain, Bosnia and Herzegovina, Botswana, Egypt, Gabon, Gambia, Ghana, Guinea, Georgia, Ivory Coast, Jordan, Kenya, Kuwait, Kyrgyzstan, Lebanon, Macedonia, Malawi, Moldova, Montenegro, Morocco, Namibia, Nigeria, Oman, Qatar, Serbia, Tajikistan, Tunisia, Turkey, Turkmenistan, Uganda, United Arab Emirates, Ukraine, Uzbekistan, Zambia, and Zimbabwe.

● Poor disclosure is common in many of these markets and can be particularly problematic for issues related to director elections, approval of related-party transactions, remuneration, ratification of charitable donations, and capital issuances.

● For countries currently covered by the ISS EMEA Regional Policy, opportunities for developing standalone market-specific ISS policies are regularly reviewed and specific policies are developed as opportunities to do so are identified from any significant developments in local governance practices, company disclosure practices and relevant legislation.

Regional Policy and Principles – Asia-Pacific

While ISS global principles apply to markets in Asia-Pacific (notably Japan, Hong Kong, Korea, Singapore, China, Taiwan, India and Australia), because of diversity in laws, customs and best practice codes of each market, ISS' voting policies in each market take into account such factors to promote sustainable shareholder value creation through support of responsible corporate practices.

Board

Boards should be substantially independent, fully accountable, and open to appropriate diversity in the backgrounds and expertise of members.

Japan. In Japan, there was no obligation to appoint outsiders to the board of directors at the 98 percent of Japanese companies that retain Japan's traditional board system (featuring two tiers, with a statutory auditor board). However, beginning in 2016 companies with a statutory auditor structure are required to have at least two outside directors. A nominee who is voted down may not be replaced, and the board may end up losing one outsider. However, ISS recommends a vote against a company's top executive if the board after the shareholder meeting will have no outside directors or if the top executive has failed to achieve an average return on equity of at least 5 percent over the previous five years, subject to certain exceptions. ISS also recommends voting against amendments to articles of incorporation to create new advisory positions such as "sodanyaku" or "komon" unless the advisors will serve on the board of directors and thus be accountable to shareholders. For meetings on or after February 1, 2019, ISS will recommend voting against top executives in a U.S.-type three committee structure or audit committee structure if, after the shareholder meeting, at least one-third of the board does not consist of outside directors.

Hong Kong. ISS recommends voting against executive directors who hold positions on a company's key board committees, namely audit, remuneration, and nomination committees, if such committee is not majority independent. In addition, ISS recommends against directors who have attended less than 75 percent of board meetings in the most recent fiscal year. Furthermore, ISS recommends against all non-independent directors (other than a CEO/managing director, executive chairman, or company founder who is deemed integral to the company) where independent directors represent less than one-third of the board. ISS also generally recommends against an independent director nominee who fails to meet the ISS criteria for independence. In making any of the above recommendations on the election of directors, ISS generally will not recommend against the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

Korea. Most Korean companies present proposals to elect directors as a bundled resolution, requiring shareholders to vote for or against the entire slate of nominees, instead of allowing shareholders to vote on each individual nominee. Accordingly, where there are reasons to recommend a vote against one or more nominees, ISS considers recommending votes against all nominees included in such resolution.

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Under Korean law, large company boards must have a majority of outside directors and small companies are required to have a board on which one-fourth of directors are outsiders. Where independent non-executive directors (per ISS' classification of directors) represent less than a majority of the board at large companies, ISS recommends against inside/executive directors who are neither CEO nor a member of the founding family, and/or the most recently appointed non-independent non-executive director (per ISS' classification of directors) who represents a substantial shareholder, where the percentage of board seats held by representatives of the substantial shareholder are disproportionate to its holdings in the company.

Singapore. ISS recommends voting against executive directors who hold positions on a company's key board committees, namely audit, remuneration and nomination committees, specifically if the nominee is a member of the nomination committee and the board does not have a lead/senior independent director and/or the board is not at least one-half independent. In addition, ISS recommends voting against directors who have attended less than 75 percent of board meetings in the most recent fiscal year or who sit on more than six public company boards. Furthermore, ISS recommends against all non-independent directors (other than a CEO/managing director, executive chairman, or company founder who is deemed integral to the company) where independent directors represent less than one-third of the board. In making any of the above recommendations on the election of directors, ISS generally will not recommend against the election of a CEO, managing director, executive chairman or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

China. Peoples' Republic of China Company Law requires a company's board to have five to 19 directors, whilst a 2001 China Securities Regulatory Commission ("CSRC") guidance document requires that independent directors should represent at least one-third of the board, of which at least one independent director must be an accounting professional. When the board meets the one-third independence requirement, ISS generally supports the election of the candidates unless any independent director candidate fails to meet the ISS criteria for independence.

Taiwan. The nomination system is mandatory only for the election of independent directors in Taiwan. Many companies are using a "non-nomination" system for the election of non-independent directors, which means that shareholders can vote for any person of legal age and companies are not obliged to provide a roster of candidates and their profiles before the meeting. The non-nomination system poses great challenges for making an informed voting decision, particularly for overseas investors who must cast their votes well in advance of the meeting. This system acts to disenfranchise minority shareholders, who have limited visibility into the nominees chosen by the controlling shareholder and/or incumbent management team. ISS recommends voting AGAINST all nominees for elections via the "non-nomination" system. These negative recommendations are intended to protest the poor disclosure and disenfranchisement, and to push companies to adopt a system for electing directors akin to that used in most of the world; and which is already used in Taiwan for the election of independent directors. When the company employs the nomination system, ISS recommends generally voting for all non-independent director and supervisor candidates and independent director nominees, unless the nominee is deemed non-independent under ISS's classification, is a legal entity or a representative of a legal entity, has attended less than 75 percent of board and key committee meetings over the most recent fiscal year without a satisfactory explanation, sits on more than six public company boards, or has been a partner of the company's auditor within the last three years and serves on the audit committee.

Under extraordinary circumstances, ISS recommends voting against directors or supervisors, members of a committee, or the entire board due to material failures of governance, stewardship, risk oversight or fiduciary responsibility at the company, failure to replace management as appropriate, or egregious actions related to a director's or supervisor's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders. In general, when making any nominations on the election of directors, ISS will not recommend against the election of a CEO, managing directors, executive chairman or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

When a director election is contested, ISS recommends voting on a case-by-case basis, but shareholder nominees have the persuasive burden to show they are better suited to serve on the board than management's nominees.

India. ISS recommends voting against executive directors who hold positions on a company's key board committees, namely audit, remuneration, and nomination committees. In addition, ISS recommends voting against directors who have attended less than 75 percent of board meetings in the most recent fiscal year or who sit on more

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than six public company boards. Furthermore, ISS recommends against all non-independent directors (other than a CEO/managing director, executive chairman, or company founder who is deemed integral to the company) where independent directors represent less than one-third of the board (if the chairman is a non-executive) or one-half of the board (if the chairman is an executive director or a promoter director). Australia. A unitary board structure, combining executive and non-executive directors, retiring by rotation every three years is the norm in

Australia. In some cases, the CEO will be excluded from retiring by rotation once appointed to the board by shareholders. It is common and best practice for a board to have subcommittees, namely the audit, remuneration and nomination committees. Listing Rule 12.7 requires members of the All Ordinaries Index to have established an audit committee, with additional guidance on structure and role for the largest 300 companies. As in many developed markets, diversity has come to the fore in recent years. Guidance released by the Australian Securities Exchange on diversity requires companies to disclose information on gender diversity and a focus exists on building a culture of diversity within the company. With a comply-or-explain approach to governance, companies are allowed to deviate from what is considered to be best practice with regard to board structure although solid explanations are expected. Best practice supports majority independent boards, with an independent chairman. In addition, the roles of chairman and CEO should not be combined. ISS generally supports director elections in Australia but may recommend against directors when deviations from best practice are not fully justified.

Compensation

Japan. Unlike the U.S., Australia and certain European markets, the Japanese market does not require companies to submit say-on-pay proposals for a shareholder vote. Combined with a general perception that Japanese executive pay is not high, as compared to foreign counterparts, and the lack of disclosure rules shedding light on it, Japanese executive pay had long been left unflagged by shareholders. However, compensation disclosure requirements reveal that the problem of Japanese pay is not the amount, but the lack of a link to shareholder wealth creation. Accordingly, ISS policy for Japan's compensation proposals is generally intended to prompt companies to increase performance-based cash compensation as well as equity-based compensation.

Hong Kong. In Hong Kong, companies typically seek shareholder approval to set directors' fees and to approve stock option plans, but executive compensation does not require shareholder review. ISS generally supports resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies of similar size.

ISS generally recommends voting against an option scheme if the maximum dilution level for the stock option plan exceeds 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS supports plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value. Additionally, ISS generally recommends against plans if directors eligible to receive options under the plan are involved in the administration of the scheme and the administrator has discretion over their awards.

Korea. In Korea, companies annually seek shareholder approval to set the remuneration cap for directors. These proposals seek to set an upper limit on director pay in aggregate, but individual pay limits as well as the actual amounts paid are almost never disclosed. ISS generally recommends voting for proposals to set directors' remuneration cap unless there is a material disparity between director remuneration and the firm's dividend payout practice or financial performance, the proposed remuneration cap is excessive relative to the company's peers, or the company fails to provide justification for a substantial increase in the remuneration limit.

Singapore. In Singapore, companies typically seek shareholder approval to set directors' fees and to approve stock option plans, performance share plans and other equity-based incentives, but executive compensation does not require shareholder approval. ISS generally supports resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies of similar size.

ISS generally recommends voting against an option scheme if the maximum dilution level for the stock option plan exceeds 5 percent of issued capital for a mature company and 10 percent for a growth company or if the plan permits options to be issued with an exercise price at a discount to the current market price. However, ISS supports plans at

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mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value. Additionally, ISS generally recommends against plans if directors eligible to receive options under the plan are involved in the administration of the scheme and the administrator has discretion over their awards.

China. Stock option plans and restricted stock schemes have become increasingly popular in China in recent years, with companies employing increasingly sophisticated schemes. Companies are required to provide detailed information regarding these schemes under the relevant laws and regulations. When reviewing these proposals, ISS examines the key plan features including the performance hurdles, plan participants, resulting dilution, and vesting period.

Taiwan. Restricted stock awards ("RSAs") were first introduced in Taiwan in 2012. The amount of restricted stock to be issued is capped at 5 percent of the number of shares outstanding under the law, and the restricted shares can be granted free of charge. ISS reviews RSA proposals on a case-by-case basis taking into account the following features: whether existing substantial shareholders are restricted in participation; presence of challenging performance hurdles if restricted shares are issued for free or at a deep discount; and whether a reasonable vesting period (at least two years) is set.

}India. Currently, ISS does not have market-specific policies on compensation. However, shareholders are often asked to approve commissions for non-executive directors. Companies also routinely seek shareholder approval for compensation packages of executive directors. ISS recommends voting for these proposals unless there is a clear indication that directors are being rewarded for poor performance or the fees are excessive.

Companies establish employee stock option plans to reward and retain key employees. ISS generally recommends voting against an option plan if the maximum dilution level for the plan exceeds ISS guidelines of 5 percent of issued share capital for a mature company and 10 percent for a growth company or the plan permits options to be issued with an exercise price at a discount to the current market price.

Australia. Investors are given an annual say-on-pay, with the potential of forcing all directors to seek reelection if dissent exceeds 25 percent of the vote for two years running. In addition, investors can vote on individual long-term incentive grants. In general, packages are made up of a basic salary and a combination of short- and long-term incentives making up the rump of the potential award. Awards generally have pre-set performance targets with long-term awards generally vesting after a three year performance period. As with other elements of company practice, guidelines in the market exist with regard to remuneration. ISS looks for a strong link between the level of pay received and company performance. In addition, ISS expects company disclosure to be transparent enabling an informed voting decision to be made.

Audit

Japan. Shareholders are asked to approve the external auditor only when auditors are initially appointed or changed. ISS recommends a vote for the appointment of audit firms unless there are serious concerns about the accounts presented or the audit procedures used or the auditors are being changed without explanation; in which case ISS evaluates the proposal on a case-by-case basis.

Hong Kong, Singapore and India. In Hong Kong, Singapore and India, companies are required to seek shareholder approval annually for the appointment of the auditor and to authorize the board to set the auditor's fees. Auditors often provide other services in addition to audit services, which could threaten to compromise the auditor's ability to remain objective and independent. While ISS will consider the nature and scope of non-audit fees when assessing their magnitude, where non-audit fees have constituted more than 50 percent of total auditor compensation during the fiscal year, ISS will ordinarily not recommend support for the reelection of the audit firm. Non-audit fees, however, do not include fees related to significant one-time transactional fees that were accrued due to special projects or capital structure events where the company discloses those fees.

Korea and Taiwan. The appointment of the external auditor is not an item that requires shareholder review.

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China. While it is acknowledged that the practice of auditors providing non-audit services to companies is problematic, the disclosure of non-audit fees is not mandatory in this market. As such, ISS generally supports the appointment of an external auditor unless there are any known negative issues against the auditor.

Australia. Shareholders are generally asked to approve the external auditor only when auditors are initially appointed or changed. ISS recommends a vote for the appointment of audit firms unless there are serious concerns about the accounts presented or the audit procedures used or the auditors are being changed without explanation.

Shareholder Rights/Takeover Defenses

Japan. ISS evaluates poison pill proposals on a case-by-case basis, but the guidelines specify a number of conditions which must ALL be met before ISS will even consider supporting a takeover defense. Those conditions are composed of five components: 1) plan features, 2) board practices, 3) creation of a special committee to evaluate takeover bids, 4) other defenses and 5) information disclosure. Only when each of these threshold conditions is met will ISS proceed to a discussion of the company's actual vulnerability to a hostile takeover, and the plans (if any) it has announced to increase its valuation and thus reduce its vulnerability. The total duration of a poison pill may not exceed three years.

In evaluating poison pill renewals, ISS will examine the company's share price performance, relative to its peers, since the pill was first put in place. Where the company has underperformed the market, it will be difficult to argue that shareholders have benefited from the pill, or that they should support its renewal. Starting in 2016 the current poison pill policy became more stringent by requiring as necessary conditions for support of a poison pill that 1) the policy provides the board a higher degree of independence, 2) all members of the special committee are either directors or statutory auditors of the company and thus directly accountable to shareholders, and, 3) the proxy circular is posted on the stock exchange website at least four weeks prior to the meeting.

Hong Kong, Singapore, Taiwan and India. Poison pills and dual-class shares with different voting rights are not allowed. If any antitakeover measure is proposed, ISS generally recommends against such a proposal unless it is structured in such a way that it gives shareholders the ultimate decision on any proposal or offer.

Korea. Poison pills are not allowed in Korea, although it is possible to utilize redeemable convertible preferred shares to serve a similar purpose. ISS generally recommends against proposals to create classes of shares that could be utilized as an antitakeover measure.

ISS recommends against proposals to adopt a supermajority voting requirement for removal of directors or internal auditors as it will make it difficult for shareholders to dismiss directors or internal auditors, which could reduce board accountability.

Golden parachutes are allowed in Korea, and ISS generally recommends a vote against a proposal to introduce such a clause.

China. The adoption of antitakeover measures in China is regulated by the Management Approach on Acquisition of Listed Companies (the "Approach"), published by CSRC in 2006. The Approach effectively forbids the employment of poison pills, scorched earth and other common shark repellent defenses during the event of a hostile takeover. However, what can be done before the event is not regulated. As a result, Chinese companies have increasingly been adopting preemptive measures designed to discourage and inhibit takeover attempts by placing restrictions in the company's Articles of Association. One of the most common restrictions placed in a company's Articles of Association relates to the right of shareholders to nominate directors. ISS generally recommends voting against such restrictive articles.

Australia. Poison pills and dual-class shares with different voting rights are not allowed. If any antitakeover measure is proposed, ISS generally recommends against such a proposal unless it is structured in such a way that it gives shareholders the ultimate decision on any proposal or offer.

Environmental & Social Issue Shareholder Proposals

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Most proposals of this type require shareholders to apply subjective criteria in making their voting decision. While broader issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries are required to consider only the ultimate interests of their direct beneficiaries. Relating the interests of their beneficiaries to the greater good can be a difficult process and a matter for individual determination. For this reason, ISS focuses on the financial aspects of social and environmental proposals. If a proposal would have a negative impact on the company's financial position or adversely affect important operations, ISS recommends opposing the resolution. Conversely, if a proposal would have a clear and beneficial impact on the company's finances or operations, ISS recommends supporting the proposal.

Japan. In evaluating social and environmental proposals, ISS first determines whether or not the issue in question should be addressed on a company-specific basis. Some social and environmental issues are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, ISS recommends voting against the proposal.

Hong Kong, Singapore, China, Taiwan and India. Shareholder proposals on environmental and social issues are not common in these markets. ISS reviews these proposals on case-by-case basis, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value.

Korea. Environmental & Social Issues are not items that shareholders can vote on under the current legal framework in Korea.

Australia. Shareholder proposals on environmental and social issues are not common in Australia, with engagement carried out behind closed doors. ISS reviews these proposals on a case-by-case basis, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value.

Merger & Acquisition /Economic Proposals

Japan, Hong Kong, Singapore, China, Taiwan, India and Australia. For every Merger & Acquisition and Third- Party Placement analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including: valuation, market reaction, strategic rationale, negotiations and process, conflicts of interest and governance.

Korea. The company-level transactions that require shareholders' approval include sale/acquisition of a company's assets or business unit; merger agreements; and formation of a holding company. For every analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors, including valuation, market reaction, strategic rationale, conflicts of interest, governance, and trading opportunity from the dissident's right.

ADDITIONAL INFORMATION ABOUT THE FUNDS' STRUCTURE; FUND SHARES AND VOTING RIGHTS

Massachusetts Business Trusts

If a fund is a series of a fund company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts, shareholders of the fund could, under certain circumstances, be held personally liable for the obligations of the fund. However, the fund company's Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of the fund company and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund company or a board member. The Trust Agreement provides for indemnification from a fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The fund companies intend to conduct their operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of a fund.

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Fund Shares and Voting Rights

Fund shares have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription rights or, except as described in the prospectus or this SAI, conversion rights and are freely transferable. Each fund share has one vote and, when issued and paid for in accordance with the terms of its offering, is fully paid and non-assessable.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for a fund to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of board members or the appointment of an independent registered public accounting firm. However, for a fund that is organized as a Massachusetts business trust or a series of a Massachusetts business trust, the holders of at least 30% of shares outstanding and entitled to vote may require a special meeting of shareholders to be held, including for purposes of removing a board member from office. In addition, the board will call a meeting of shareholders for the purpose of electing board members if, at any time, less than a majority of the board members then holding office have been elected by shareholders.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series, if any, affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of the independent registered public accounting firm and the election of board members from the separate voting requirements of the rule.

Shareholder Actions

The Trust Agreement establishes a process that permits legitimate inquiries and claims to be made and considered while avoiding the time, expense, distraction, and other harm that can be caused to the Trust and its shareholders as a result of spurious shareholder claims, demands, and derivative actions. Certain aspects of the process are discussed here. With respect to a derivative action, which is where one or more shareholders bring an action in the name of the Trust or a series against parties allegedly causing harm to the Trust or the series, prior to the commencement of a derivative action, a shareholder must make a written demand on the board members requesting that the board members cause the Trust to file the action itself on behalf of the Trust or the affected series. Such written demand must comply with the requirements of Section 9.8(b)(iii) of the Trust Agreement. Within 150 calendar days of the receipt of a shareholder demand submitted in accordance with the requirements of the Trust Agreement, the Independent Board Members will consider the merits of the claim and determine whether maintaining a suit would be in the best interests of the Trust or the affected series, as applicable. If a majority of the Independent Board Members determine that maintaining a suit would not be in the best interests of the Trust or the affected series, as applicable, the demand shall be rejected and the shareholder shall not be permitted to maintain a derivative action unless the shareholder first sustains the burden of proof to the court that the decision of the Independent Board Members not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Trust. With respect to a direct action, no shareholder may bring a direct action claiming injury as a shareholder of the Trust, or an affected series, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of an affected series, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the affected series, generally.

Pursuant to the Trust Agreement, any action commenced by a shareholder (i) directly against (A) the Trust or a series, (B) board members or officers related to, arising out of, or concerning the Trust, its business, or operations, or (C) otherwise related to, arising out of, or concerning the Trust, its business or operations or (ii) derivatively in the right or name of, or on behalf of, the Trust, or series (collectively, the “Covered Actions”), shall be brought only in the U.S. District Court for the District of Massachusetts (Boston Division) or, if such Covered Action may not be brought in that court, then such action shall be brought in the Business Litigation Session of Suffolk Superior Court in Massachusetts (the “Chosen Courts”). A Chosen Court may be less convenient and/or less favorable for a shareholder than one or more other courts. In any Covered Action, there shall be no right to a jury trial.

No provision of the Trust Agreement shall restrict any shareholder rights granted by, the Securities Act, the Exchange Act or the 1940 Act, or of any valid rule, regulation, or order of the SEC thereunder.

III-72

LOCAL MARKET HOLIDAY SCHEDULES

The Trust generally intends to effect deliveries of portfolio securities on a basis of "T" plus two Business Days (i.e., days on which the NYSE is open). The ability of the Trust to effect in-kind redemptions within two Business Days of receipt of a redemption request is subject, among other things, to the condition that, within the time period from the date of the request to the date of delivery of the securities, there are no days that are local market holidays on the relevant Business Days. For every occurrence of one or more intervening holidays in the local market that are not holidays observed in the United States, the redemption settlement cycle may be extended by the number of such intervening local holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within two Business Days. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with local market holiday schedules, may require a delivery process longer than the standard settlement period. In certain circumstances during the calendar year, the settlement period may be greater than seven calendar days.

FINANCIAL STATEMENTS

The Funds had not commenced operations as of the date of this SAI and therefore did not have any financial information to report as of that date.

GLOSSARY

The following are definitions of certain terms used in this Statement of Additional Information. Other terms are defined in the Statement Additional Information.

Term	Meaning

12b-1 Plan	A Plan adopted pursuant to Rule 12b-1 under the 1940 Act
1940 Act	Investment Company Act of 1940, as amended
ACH	Automated Clearing House
Accumulation Period	The period beginning on a fund's ex-dividend date and ending on the day preceding the next ex-dividend date.
ADRs	American Depositary Receipts and American Depositary Shares
Adviser	BNY Mellon ETF Investment Adviser, LLC
Advisers Act	Investment Advisers Act of 1940

III-73

Term	Meaning
Adviser-sponsored	An IRA or Retirement Plan sponsored by the Adviser or its affiliates, including the Distributor
Affiliated Broker	A broker that is (1) an affiliate of a fund, or an affiliated person of such person or (2) an affiliated person of which is an affiliated person of a fund, its Adviser or the Distributor
Affiliated Entity	An affiliate of the Adviser that, along with the Adviser, employs fund portfolio managers who are dual employees of the Adviser and such affiliate
AMT	Federal alternative minimum tax
Authorized Participant

A Participating Party or DTC Participant that has executed a Participant Agreement with the Distributor, and has been accepted by the Trust, with respect to purchases and redemptions of Creation Units.

Business Day	Generally, any day on which the NYSE is open for business.
BNY Mellon	The Bank of New York Mellon Corporation; BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon may also refer to BNY Mellon and its direct and indirect subsidiaries
Cash Component	The deposit of a specified cash payment, which together with the Deposit Securities or Deposit Cash is deposited for a Creation Unit
CCO	Chief Compliance Officer
CEA	Commodities Exchange Act
CEO	Chief Executive Officer
CFTC	Commodity Futures Trading Commission
Code	Internal Revenue Code of 1986, as amended
CPO	Commodity pool operator
Creation Unit	Aggregations of a specified number of shares offered and issued by a fund
Custodian	The Bank of New York Mellon
Deposit Cash	A cash payment equal in value to the Deposit Securities
Deposit Securities	The basket of securities part of an underlying portfolio of a fund accepted for deposit for a

III-74

Term	Meaning
Creation Unit
Distributor	BNY Mellon Securities Corporation
Dividend Equivalent Payment

A complete distribution of dividends on the day preceding the next dividend payment date of a fund, and is an amount equal, on a per Creation Unit basis, to the dividends on all the portfolio securities of the fund ("Dividend Securities") with ex-dividend dates within the accumulation period for such distribution (the "Accumulation Period"), net of expenses and liabilities for such period, as if all of the Dividend Securities had been held by the fund for the entire Accumulation Period.

Dividend Securities	An amount equal, on a per Creation Unit basis, to the dividends on all the portfolio securities of a fund
Dodd-Frank Act	Dodd-Frank Wall Street Reform and Consumer Protection Act
DTC	Depository Trust Company
DTC Participants	Participants of DTC who hold holding their securities there
EDRs	European Depositary Receipts
ETFs	Exchange-traded funds and similar exchange-traded products
ETNs	Exchange-traded notes
Exchange	NYSE Arca, Inc.
Exchange Act	Securities Exchange Act of 1934, as amended
FDIC	Federal Deposit Insurance Corporation
Federal Funds	Monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank
FINRA	Financial Industry Regulatory Authority
Fund Deposit	The Deposit Securities or Deposit Cash, as applicable, and the Cash Component, which represent the minimum initial and subsequent investment amount for a Creation Unit of a fund
GDRs	Global Depositary Receipts
Ginnie Maes	Government National Mortgage Association ("GNMA") Mortgage Pass Through Certificates

III-75

Term	Meaning
In-Kind Redemption	Distribution to a redeeming Authorized Participant of redemption proceeds in whole or in part in securities or other assets of the fund
Independent Board Member	A board member who is not an "interested person" (as defined in the 1940 Act) of the relevant fund
Interested Board Member	A board member who is considered to be an "interested person" (as defined in the 1940 Act) of the relevant fund
IPO	Initial public offering
IRAs

Individual retirement accounts (including, without limitation, traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans ("SEP-IRAs"), Salary Reduction Simplified Employee Pension Plans ("SARSEPs") or Savings Incentive Match Plans for Employees ("SIMPLE IRAs"))

IRS	Internal Revenue Service
ISS	Institutional Shareholder Services Inc.
Moody's	Moody's Investors Service, Inc.
NASDAQ	The Nasdaq Stock Market, Inc.
NAV	Net asset value
Newton	Newton Investment Management Limited
NFA	National Futures Association
NSCC	National Securities Clearing Corporation
NYSE	New York Stock Exchange
Participant Agreement	An agreement entered into with a financial participant so that the participant may engage in Creation Unit transactions
Participating Party	A broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC
Plans	Distribution Plans, Service Plans and Shareholder Services Plans
REIT	Real estate investment trust, as defined in the Code
REMIC	Real estate mortgage investment conduit, as defined in the Code

III-76

Term	Meaning
Retirement Plans

Qualified or non-qualified employee benefit plans, such as 401(k), 403(b)(7), Keogh, pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, sole proprietorships, non-profit entities, trade or labor unions, or state and local governments, but not including IRAs

RIC	Regulated investment company, as defined in the Code
SEC	Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended
Service Agents	Certain financial intermediaries (which may include banks), securities dealers and other industry professionals that have entered into an agreement with the Distributor
S&P	Standard & Poor's Ratings Services
Sub-Adviser	A fund's sub-investment adviser, if any, as described in the prospectus; certain funds may have more than one Sub-Adviser in the future
Sub-Advised Funds	Funds that use a Sub-Adviser
TIPS	Treasury Inflation Protection Securities
Transfer Agent	The Bank of New York Mellon
Treasury	U.S. Department of the Treasury
Trust	BNY Mellon ETF Trust
USA PATRIOT Act	Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001
Weekly Liquid Assets

(i) Cash; (ii) direct obligations of the U.S. government; (iii) securities issued by U.S. government agencies at a discount and have a remaining maturity of 60 days or less; (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days; and (v) amounts receivable and due unconditionally within five business days on pending sales of portfolio securities

III-77

III-78

PART C. OTHER INFORMATION

_________________________

Item 28. Exhibits.

_______ ________

(a)(1) Amended and Restated Declaration of Trust of BNY Mellon ETF Trust (the "Registrant") dated January 14, 2020 is incorporated herein by reference to Exhibit (a)(3) to Pre-Effective Amendment No. 2 to the Registrant's registration statement on Form N-1A, as filed with the SEC February 14, 2020.

(a)(2) Certificate of Designation dated March 2, 2021 is incorporated herein by reference to Exhibit (a)(2) to Post-Effective Amendment No. 3 to the Registrant's registration statement on Form N-1A, as filed with the SEC March 22, 2021.

(a)(3) Certificate of Designation dated April 26, 2021 is incorporated herein by reference to Exhibits (a)(3) to Post-Effective Amendment No. 4 to the Registrant's registration statement on Form N-1A, as filed with the SEC May 3, 2021.

(a)(4) Certificate of Designation dated June 16, 2021, relating to BNY Mellon Concentrated International ETF incorporated herein by reference to Exhibit (a)(2) to Post-Effective Amendment No. 11 to the Registrant's registration statement on Form N-1A, as filed with the SEC August 2, 2021 ("Post-Effective Amendment No. 11").

(b)  Registrant's By-Laws, as adopted September 24, 2019, are incorporated herein by reference to Exhibit (b) to the Registrant's initial registration statement on Form N-1A, as filed with the SEC on October 1, 2019.

(c)  Not applicable.

(d)(1) Management Agreement dated March 2, 2020 between the Registrant and BNY Mellon ETF Investment Adviser, LLC is incorporated by reference to Exhibit (d)(1) of Pre-Effective Amendment No. 3 to the Registrant's registration statement filed with the SEC on March 5, 2020 ("Pre-Effective Amendment No. 3").

(d)(2) Revised Schedule 1 to the Management Agreement, reflecting the addition of the BNY Mellon Sustainable US Equity ETF, BNY Mellon Sustainable International Equity ETF and BNY Mellon Sustainable Global Emerging Markets ETF.*

(d)(3) Revised Schedule 1 to the Management Agreement, reflecting the addition of the BNY Mellon Ultra Short Income ETF is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 11.

(d)(4) Revised Schedule 1 to the Management Agreement, reflecting the addition of the BNY Mellon Responsible Horizons Corporate Bond ETF, to be filed by amendment.

(d)(5) Revised Schedule 1 to Management Agreement reflecting the addition of BNY Mellon Concentrated International ETF is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 24 to the Registrant's registration statement filed with the SEC on November 29, 2021 ("Post-Effective Amendment No. 24").

(d)(6) Sub-Investment Advisory Agreement dated March 2, 2020 between BNY Mellon ETF Investment Adviser, LLC and Mellon Investments Corporation is incorporated by reference to Exhibit (d)(2) to Pre-Effective Amendment No. 3.

(d)(7) Revised Schedule 1 to Sub-Investment Advisory Agreement between BNY Mellon ETF Investment Adviser, LLC and Mellon Investment Corporation is incorporated by reference to Exhibit (d)(7) to Post-Effective Amendment No. 11.

(d)(8) Sub-Investment Advisory Agreement between BNY Mellon ETF Investment Adviser, LLC and Newton Investment Management Limited.*

(d)(9) Sub-Investment Advisory Agreement between BNY Mellon ETF Investment Adviser, LLC and Insight North America LLC, to be filed by amendment.

(d)(10) Sub-Investment Advisory Agreement between BNY Mellon ETF Investment Adviser, LLC and Walter Scott & Partners Limited, to be filed by amendment.

(e) (1) Distribution Agreement dated March 2, 2020 between the Registrant and BNY Mellon Securities Corporation is incorporated by reference to Exhibit (e)(1) to Pre-Effective Amendment No. 3.

(e)(2) Revised Exhibit A to the Distribution Agreement, reflecting the addition of BNY Mellon Sustainable US Equity ETF, BNY Mellon Sustainable International Equity ETF and BNY Mellon Sustainable Global Emerging Markets ETF.*

(e)(3) Revised Exhibit A to the Distribution Agreement, reflecting the addition of BNY Mellon Ultra Short Income ETF is incorporated by reference to Exhibit (e)(3) of Post-Effective Amendment No. 11.

(e)(4) Revised Exhibit A to the Distribution Agreement, reflecting the addition of BNY Mellon Responsible Horizons Corporate Bond ETF, to be filed by amendment.

(e)(5) Revised Exhibit A to the Distribution Agreement, reflecting the addition of BNY Mellon Concentrated International ETF is incorporated herein by reference to Exhibit (e)(5) to Post-Effective Amendment No. 24.

(e)(6) Form of Authorized Participant Agreement is incorporated by reference to Exhibit (e)(2) to Pre-Effective Amendment No. 3.

(f)  Not applicable.

(g)(1) Custody Agreement dated February 12, 2020 between the Registrant and The Bank of New York Mellon is incorporated by reference to Exhibit (g) to Pre-Effective Amendment No. 3.

(g)(2) Second Amendment to Custody Agreement.*

(h)(1)  Fund Administration and Accounting Agreement dated February 12, 2020 between the Registrant and The Bank of New York Mellon is incorporated by reference to Exhibit (h)(1) to Pre-Effective Amendment No. 3.

(h)(2) Second Amendment to Fund Administration and Accounting Agreement.*

(h)(3) Transfer Agency and Service Agreement dated February 20, 2020 between the Registrant and The Bank of New York Mellon is incorporated by reference to Exhibit (h)(2) to Pre-Effective Amendment No. 3.

(h)(4) Second Amendment to Transfer Agency and Service Agreement.*

(h)(5) Master Index Services License Agreement dated February 5, 2020 between the Registrant and Bloomberg Index Services Limited is incorporated herein by reference to Exhibit (h)(3) to Pre-Effective Amendment No. 2 to the Registrant's registration statement filed with the SEC on February 14, 2020.

(h)(6) Sublicense Agreement dated February 10, 2020 between the Registrant and BNY Mellon ETF Investment Adviser, LLC is incorporated herein by reference to Exhibit (h)(4) to Pre-Effective Amendment No. 2 to the Registrant's registration statement filed with the SEC on February 14, 2020.

(i)(1) Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, is incorporated by reference to Exhibit (i) to Pre-Effective Amendment No. 3 to the Registrant's registration statement filed with the SEC on March 5, 2020.

(i)(2) Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, relating to the addition of BNY Mellon Sustainable US Equity ETF, BNY Mellon Sustainable International Equity ETF and BNY Mellon Sustainable Global Emerging Markets ETF, to be filed by amendment.

(i)(3) Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, relating to the addition of BNY Mellon Responsible Horizons Corporate Bond ETF, to be filed by amendment.

(i)(4) Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, relating to the addition of BNY Mellon Ultra Short Income ETF is incorporated by reference to Exhibit (i)(4) to Post-Effective Amendment No. 11.

(i)(5) Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, relating to the addition of BNY Mellon Concentrated International ETF is incorporated herein by reference to Exhibit (i)(5) to Post-Effective Amendment No. 24.

(j)  Not applicable.

(k)  Not applicable.

(l)(1) Seed Capital Subscription Agreement dated February 5, 2020 is incorporated by reference to Exhibit (l)(1) to Pre-Effective Amendment No. 3 to the Registrant's registration statement filed with the SEC on March 5, 2020.

(l)(2) Seed Capital Subscription Agreement dated February 13, 2020 is incorporated by reference to Exhibit (l)(2) to Pre-Effective Amendment No. 3 to the Registrant's registration statement filed with the SEC on March 5, 2020.

(m)(1) Plan of Distribution dated February 5, 2020 is incorporated by reference to Exhibit (l)(2) to Pre-Effective Amendment No. 3 to the Registrant's registration statement filed with the SEC on March 5, 2020.

(m)(2) Revised Schedule A to the Plan of Distribution, reflecting the addition of the BNY Mellon Sustainable US Equity ETF, BNY Mellon Sustainable International Equity ETF and BNY Mellon Sustainable Global Emerging Markets ETF.*

(m)(3) Revised Schedule A to the Plan of Distribution, reflecting the addition of the BNY Mellon Ultra Short Income ETF is incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 11.

(m)(4)  Revised Schedule A to the Plan of Distribution, reflecting the addition of the BNY Mellon Responsible Horizons Corporate Bond ETF, to be filed by amendment.

(m)(5) Revised Schedule A to the Plan of Distribution, reflecting the addition of the BNY Mellon Concentrated International ETF is incorporated herein by reference to Post-Effective Amendment No. 24.

(n)  Not applicable

(o)  Not applicable.

(p)(1) Code of Ethics of the Registrant, The Bank of New York Mellon Corporation , BNY Mellon ETF Investment Adviser, LLC, Newton Investment Management Limited, Walter Scott & Partners Limited, Mellon Investments Corporation and BNY Mellon Securities Corporation.*

(p)(2) Code of Ethics of Nonmanagement Board Members, as last revised February 5, 2020, is incorporated by reference to Exhibit (p)(2) to Pre-Effective Amendment No. 3 to the Registrant's registration statement filed with the SEC on March 5, 2020.

(q) (1) Power of Attorney is incorporated herein by reference to Exhibit (q)(2) to Post-Effective Amendment No. 24.

Other Exhibits

EX-101.INS XBRL Instance Document - the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

EX-101.SCH  XBRL Taxonomy Extension Schema Document.

EX-101.CAL XBRL Taxonomy Extension Calculation Linkbase Document.

EX-101.DEF  XBRL Taxonomy Extension Definition Linkbase Document.

EX-101.LAB XBRL Taxonomy Extension Labels Linkbase Document.

EX-101.PRE  XBRL Taxonomy Extension Presentation Linkbase Document.

* Filed herewith

Item 29. Persons Controlled by or under Common Control with Registrant

_______ ______________________________________________________________

  Not Applicable.

Item 30.  Indemnification.

_______  _______________

(a)        The Registrant shall indemnify each of its Trustees and officers (including persons who serve at the Registrant's request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Registrant and except that no Covered Person shall be indemnified against any liability to the Registrant or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Registrant in advance of the final disposition or any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Registrant if it is ultimately determined that indemnification of such expenses is not authorized under Article 10 of the Registrant's By-Laws, provided that (i) such Covered Person shall provide security for his or her undertaking, (ii) the Registrant shall be insured against losses arising by reason of such Covered Person's failure to fulfill his or her undertaking, or (iii) a majority of the Trustees who are disinterested persons and who are not Interested Persons (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) (provided that a majority of such Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (but not a full trial-type inquiry), that there is reason to believe such Covered Person ultimately will be entitled to indemnification.

(b)       As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication in a decision on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person either (i) did not act in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Registrant or (ii) is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office, indemnification shall be provided if (i) approved as in the best interest of the Registrant, after notice that it involves such indemnification, by at least a majority of the Trustees who are disinterested persons and are not Interested Persons (as that term is defined in 1940 Act) (provided that a majority of such Trustees then in office act on the matter), upon a determination, based upon a review of readily available facts (but not a full trial-type inquiry) that such Covered Person acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Registrant and is not liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office, or (ii) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (but not a full trial-type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Registrant and that such indemnification would not protect such Covered Person against any liability to the Registrant to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Registrant or to have been liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

(c)        The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used Article 10 of the Registrant's By-Laws, the term "Covered Person" shall include such person's heirs, executors and administrators, and a "disinterested person" is a person against whom none of the actions, suits or other proceedings in question or another action, suit, or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in Article 10 of the Registrant's By-Laws shall affect any rights to indemnification to which personnel of the Registrant, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Registrant to purchase and maintain liability insurance on behalf of such person.

(d)       Notwithstanding any provisions in the Registrant's Amended and Restated Agreement and Declaration of Trust and By-Laws pertaining to indemnification, all such provisions are limited by the following undertaking set forth in the rules promulgated by the U.S. Securities and Exchange Commission:

In the event that a claim for indemnification is asserted by a Trustee, officer or controlling person of the Registrant in connection with the registered securities of the Registrant, the Registrant will not make such indemnification unless (i) the Registrant has submitted, before a court or other body, the question of whether the person to be indemnified was liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties, and has obtained a final decision on the merits that such person was not liable by reason of such conduct or (ii) in the absence of such decision, the Registrant shall have obtained a reasonable determination, based upon review of the facts, that such person was not liable by virtue of such conduct, by (a) the vote of a majority of Trustees who are neither Interested Persons as such term is defined in the 1940 Act, nor parties to the proceeding or (b) an independent legal counsel in a written opinion.

The Registrant will not advance attorneys' fees or other expenses incurred by the person to be indemnified unless (i) the Registrant shall have received an undertaking by or on behalf of such person to repay the advance unless it is ultimately determined that such person is entitled to indemnification and (ii) one of the following conditions shall have occurred: (a) such person shall provide security for his undertaking, (b) the Registrant shall be insured against losses arising by reason of any lawful advances or (c) a majority of the disinterested, non-party Trustees of the Registrant, or an independent legal counsel in a written opinion, shall have determined that based on a review of readily available facts there is reason to believe that such person ultimately will be found entitled to indemnification.

(e)         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.  Business and Other Connections of Investment Adviser

_______ ______________________________________________

BNY Mellon ETF Investment Adviser, LLC (the "Adviser") and affiliate companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. The Adviser does not currently, but may in the future, also serve as sub-investment adviser to and/or administrator of other investment companies. BNY Mellon Securities Corporation, a wholly-owned subsidiary of the parent company of the Adviser, The Bank of New York Mellon Corporation, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Adviser and of other investment companies for which the Adviser's affiliates act as an investment adviser, sub-investment adviser or administrator.

(b) Business and Other Connections of Sub-Investment Adviser

Mellon Investments Corporation serves as sub-adviser to each series of the Trust. The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of Mellon Investments Corporation, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by Mellon Investments Corporation, or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by Mellon Investments Corporation (SEC File No. 801-19785).

Registrant is fulfilling the requirement of this Item 31(b) to provide a list of the officers and directors of Newton Investment Management Limited, a sub-investment adviser of the Registrant, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by Newton Investment Management Limited or that firm's officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by Newton Investment Management Limited (SEC File No. 801-42114).

Registrant is fulfilling the requirement of this Item 31(b) to provide a list of the officers and directors of Insight North America LLC, a sub-investment adviser of the Registrant, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by Insight North America LLC or that firm's officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by Insight North America LLC (SEC File No. 801-69964).

Registrant is fulfilling the requirement of this Item 31(b) to provide a list of the officers and directors of Walter Scott & Partners Limited, a sub-investment adviser of the Registrant, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by Walter Scott & Partners Limited or that firm's officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by Walter Scott & Partners Limited (SEC File No. 801-19420).

 Any other business, profession, vocation or employment of a substantial nature in which each director or principal officer of the Adviser is or has been, at any time during the last two calendar years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:

Name and Position With BNY Mellon ETF Investment Adviser, LLC	Other Businesses	Position Held	Dates

Stephanie Pierce Chief Executive Officer and Manager
	Mellon Investments Corporation *	Chief Executive Officer of Index	8/20 – Present

	Mellon Investments Corporation*	Chief Executive Officer Executive Vice President	3/21 – Present 8/20 – 3/21

	Mellon Investments Corporation *	Director	2/21 – Present

	The Bank of New York Mellon Trust Company, National Association+	Managing Director	2/21 – Present

Matthew Oomen Manager
	BNY Mellon Investment Management (APAC) Holdings Limited^	Director	12/15 – Present

	BNY Mellon Investment Management (Shanghai) Limited+++++	Director	8/21 – Present

	BNY Mellon Management Japan Limited^^^	Director	12/18 – Present

	BNY Mellon Management EMEA Limited^	Director	4/13 – Present

	MBC Investment Corporation #	Vice President	1/18 – Present

	Mellon Investments Corporation *	Director	10/17 – 12/19

	The Bank of New York Mellon Trust Company, National Association+	Vice President	1/20 – Present

David DiPetrillo
Manager
	BNY Mellon Investor Solutions, LLC *	Manager	1/20 – Present

	BNY Mellon Securities Corporation++	Director Executive Vice President	1/21 – Present

	The Bank of New York Mellon Trust Company, National Association+	Vice President	1/20 – Present

Natalya Zelensky Chief Compliance Officer and Vice President
	BNY Mellon Investement Adviser, Inc.++	Assistant Secretary	4/18 – Present

	BNY Mellon Transfer, Inc.++	Secretary Vice President	5/17 – Present

Name and Position With BNY Mellon ETF Investment Adviser, LLC	Other Businesses	Position Held	Dates
Parker Wertz Chief Financial Officer
	Mellon Investments Corporation *	Chief Financial Officer and Treasurer	6/19 – Present

	Newton Investment Management North America, LLC^	Chief Financial Officer	1/21 – Present

	TBCAM Opportunistic, LLC*	Manager	3/21 – 6/21

	TBCAM, LLC*	Manager	3/21 – 6/21

	xBK LLC^^	Chief Financial Officer	12/19 – 1/21

Alice Helscher Secretary
	Agency Brokerage Holding LLC**	Assistant Secretary	7/20 – Present

	Alcentra NY, LLC ++	Secretary	3/19 – Present
		Assistant Secretary	3/17 – 3/19

	Alcentra US, Inc. †	Secretary	12/19 – Present
		Assistant Secretary	3/17 – 12/19

	Alternative Holdings I, LLC**	Assistant Secretary	7/20 – Present

	Alternative Holdings II, LLC**	Assistant Secretary	7/20 – Present

	AP Residential Realty, Inc. ††	Assistant Secretary	7/20 – Present

	BNY Administrative Services LLC**	Secretary	5/19 – Present

	BNY Alcentra Group Holdings, Inc. †††	Secretary	11/19 – Present
		Assistant Secretary	6/17 – 11/19

	BNY Aurora Holding Corp.**	Secretary	1/19 – Present
		Assistant Secretary	11/17 – 1/19

	BNY Capital Funding LLC**	Assistant Secretary	1/19 – Present

	BNY Foreign Holdings, Inc.**	Assistant Secretary	3/20 – Present

	BNY International Financing Corporation++	Assistant Secretary	5/17 – 5/21

	BNY Investment Management Services LLC #	Assistant Secretary	7/20 – Present

	BNY Lease Equities (Cap Funding) LLC ######	Assistant Secretary	10/20 – Present

	BNY Mellon Asset Management Canada Ltd. <	Assistant Secretary	9/18 – Present

	BNY Mellon Asset Management Operations LLC^^	Assistant Secretary Secretary	8/18 – 2/20 2/20 – Present

Name and Position With BNY Mellon ETF Investment Adviser, LLC	Other Businesses	Position Held	Dates

	BNY Mellon Capital Markets, LLC ++	Assistant Secretary	12/19 – 9/20

	BNY Mellon Performance & Risk Analytics, Inc. ±±±±	Secretary	3/19 – Present
		Assistant Secretary	6/17 – 3/19

	BNY Mellon Performance & Risk Analytics, LLC+	Secretary	9/17 – Present

	BNY Mellon Securities Corporation++	Assistant Secretary	3/18 – 5/21
		Secretary	5/21 – Present

	BNY Mellon Trust of Delaware#	Assistant Secretary	5/19 – Present

	BNY Mellon Wealth Management Advisory Services, Inc. ++++	Assistant Secretary	3/19 – 3/21

	BNY Mezzanine Holdings LLC****	Assistant Secretary	12/19 – Present

	Bny Partnership Funding LLC**	Assistant Secretary	7/20 – Present

	BNY Real Estate Holdings LLC**	Assistant Secretary	12/20 – Present

	BNY Salvage Inc. **	Assistant Secretary	12/19 – Present

	BNYM RECAP Holdings, LLC**	Assistant Secretary	11/20 – 6/21

	CenterSquare Global Securities Management, Inc. +++	Assistant Secretary	4/19 – 5/19

	CenterSquare Investment Management Holdigs, Inc. +++	Assistant Secretary	7/20 – Present

	Colson Services Corp. ±	Assistant Secretary	12/19 – Present

	EACM Advisors LLC±±	Assistant Secretary	6/19 – 5/21

	ECM DE, LLC**	Assistant Secretary	2/19 – Present

	HedgeMark International, LLC ##	Assistant Secretary	3/20 – Present

	iNautix (USA) LLC###	Assistant Secretary	3/21 – Present

	Insight North America LLC++	Assistant Secretary	2/20 – 2/21

	Lockwood Advisors, Inc. ####	Assistant Secretary	3/19 – Present

	Madison Pershing LLC ###	Assistant Secretary	10/20 – Present
		Secretary	7/19 – 10/20
		Assistant Secretary	2/18 – 7/19

	MBC Investments Corporation #	Assistant Secretary	5/20 – Present

Name and Position With BNY Mellon ETF Investment Adviser, LLC	Other Businesses	Position Held	Dates

	MCDI (Holdings) LLC**	Assistant Secretary	3/19 – 6/20

	Mellon Canada Holding Company<<<<	Assistant Secretary	2/20 – Present

	Mellon Financial Services Corporation #1+	Assistant Secretary	3/19 – Present

	Mellon Global Investing Corp. +	Assistant Secretary	7/20 – Present

	Mellon Holdings LLC++	Assistant Secretary	6/19 – Present

	Mellon Investments Corporation*	Secretary	5/17 - Present

	Mellon Leasing Corporation+	Secretary	12/19 – Present

	Mellon Overseas Investment Corporation**	Secretary	5/17 – 6/21

	Newton Investment Management North America, LLC^	Secretary	1/21 – Present

	PAS Holdings LLC**	Assistant Secretary	8/17 – 7/19 10/20 – Present
		Secretary	7/19 – 10/20

	Pershing Advisor Solutions LLC ###	Secretary	3/20 – Present
		Assistant Secretary	2/19 – 3/20

	Pershing Group LLC###	Secretary	6/20 – Present
		Assistant Secretary	1/19 – 6/20

	Pershing Investments LLC**	Assistant Secretary	10/20 – Present 3/18 – 7/19
		Secretary	7/19 – 10/20

	Pershing LLC###	Secretary	3/20 – 9/21
		Assistant Secretary	9/21 – Present

	Pershing Securities Canada Limited###	Secretary	6/20 – Present

	TBC Securities Co., Inc*	Assistant Clerk	6/19 – Present

	Technology Services group, Inc. ++	Assistant Secretary	8/20 – Present

	Tennessee Processing Center LLC++	Assistant Secretary	2/19 – Present

	The Bank of New York Mellon Trust Company, National Association+	Assistant Secretary	8/17 – 10/20

	xBK LLC^^	Secretary	9/18 – Present

Amy Brennan Assistant Secretary
	Albridge Solutions, Inc. ††††	Secretary	6/14 – Present

Name and Position With BNY Mellon ETF Investment Adviser, LLC	Other Businesses	Position Held	Dates

	B.N.Y. Holdings (Delaware) Corporation #	Secretary	2/19 – Present
		Assistant Secretary	7/18 – 2/19

	BNY Administrative Services LLC **	Assistant Secretary	5/19 – Present

	BNY Alcentra Group Holdings, Inc. †††	Assistant Secretary	11/19 – Present

	BNY Aurora Holding Corp. **	Assistant Secretary	10/19 – Present

	BNY Capital Corporation **	Secretary	2/20 – Present
		Assistant Secretary	7/18 – 2/20

	BNY Capital Markets Holdings, Inc. **	Secretary	2/20 – Present
		Assistant Secretary	7/18 – 2/20

	BNY Mellon Government Securities Services Corp. ++	Assistant Secretary	4/17 – Present

	BNY Mellon Investment Servicing (US) Inc. +	Secretary	6/14 – Present

	BNY Mellon Investment Servicing Trust Company #	Secretary	6/14 – Present

	BNY Mellon Investor Solutions, LLC*	Secretary	2/19 – Present
		Assistant Secretary	1/17 – 2/19

	BNY Mellon Trust Company of Illinois ***	Assistant Secretary	3/21 – Present
		Secretary	3/19 – 3/21
		Assistant Secretary	6/14 – 3/19

	BNY Mellon Trust of Delaware#	Assistant Secretary	7/20 – Present

	BNY Mellon US Services Holdings LLC++	Secretary	6/19 – Present
		Assistant Secretary	6/14 – 6/19

	BNY Mezzanine Holdings LLC ****	Assistant Secretary	12/19 – Present

	BNY Recap I, LLC#	Assistant Secretary	7/18 – 10/19

	CenterSquare Global Securities Management, Inc. +++	Assistant Secretary	4/19 – 5/19

	Colson Services Corp. ±	Secretary	5/19 – Present
		Assistant Secretary	7/18 – 5/19

	Eagle Access LLC±±±	Secretary	12/19 – Present
		Assistant Secretary	7/18 – 12/19

	Eagle Investment Systems LLC±±±±	Secretary	12/19 – Present
		Assistant Secretary	7/18 – 12/19

Name and Position With BNY Mellon ETF Investment Adviser, LLC	Other Businesses	Position Held	Dates
	MUNB Loan Holdings, LLC **	Assistant Secretary	4/20 – Present
		Secretary	1/20 – 4/20

	Newton Investment Management North America, LLC^	Assistant Secretary	7/21 – Present

	Newton Management North America LLC^	Assistant Secretary	7/21 – Present

	Sumday Administration LLC++	Secretary	6/20 – 3/21

	The Bank of New York Mellon Trust Company, National Association+	Assistant Secretary	7/20 – Present

	xBK LLC ^^	Assistant Secretary	12/19 – Present

Jennifer Jablon Assistant Secretary
	Agency Broker Holding LLC**	Secretary	7/20 – Present

	Alcentra NY, LLC ++	Assistant Secretary	11/20 – Present

	Alcentra US, Inc. †	Assistant Secretary	12/20 – Present

	Alternative Holdings I, LLC**	Secretary	7/20 – Present

	Alternative Holdings II, LLC**	Secretary	7/20 – Present

	BNY Administrative Services LLC**	Assistant Secretary	6/20 – Present

	BNY Alcentra Group Holdings, Inc. †††	Assistant Secretary	11/20 – Present

	BNY International Financing Corporation++	Assistant Secretary	5/21 – Present

	BNY Mellon Capital Markets, LLC++	Secretary	9/20 – Present

	BNY Mellon Performance & Risk Analytics, Inc. ±±±±	Assistant Secretary	4/20 – Present

	CenterSquare Investment Management Holdings, Inc.+++	Secretary	7/20 – Present

	CenterSquare Investment Management, Inc. +++	Secretary	7/20 – 8/20

	iNautix (USA) LLC###	Secretary	3/21 – Present

	Insight North America LLC++	Secretary	5/20 – Present

	Mellon Funding Corportion+	Secretary	7/20 – 9/21

	Mellon Global Investing Corp. +	Secretary	7/20 – Present

	Mellon Hedge Advisors, LLC*	Secretary	6/20 – Present

Name and Position With BNY Mellon ETF Investment Adviser, LLC	Other Businesses	Position Held	Dates

	Mellon Investments Corporation*	Assistant Secretary	8/20 – Present

	Mellon Overseas Investment Corporation**	Assistant Secretary	1/21 – 6/21
		Secretary	6/21 – Present

	Mellon Residential Funding Corporation+	Secretary	8/20 – Present

	National Residential Assets Corp. **	Secretary	7/20 – Present

	Newton Investment Management North America, LLC^	Assistant Secretary	1/21 – Present

	Newton Management North America LLC^	Secretary	7/20 – Present

	Pershing Advisor Solutions LLC ###	Assistant Secretary	3/20 – Present

	Pershing Group LLC ###	Assistant Secretary	6/20 – Present

	Pershing LLC###	Assistant Secretary	3/20 – Present

	TBC Securities Co., Inc. *	Clerk	12/20 – Present

	The Bank of New York Mellon Trust Company, National Association+	Secretary	4/20 – Present

	xBK LLC^^	Assistant Secretary	1/21 – Present

Cristina M. Rice Assistant Secretary
	A P Meritor, Inc.	Secretary	11/08 – 7/19

	Agency Brokerage Holding LLC **	Assistant Secretary	1/10 – Present

	Albridge Solutions, Inc. ††††	Assistant Secretary	7/10 - Present

	Alcentra NY, LLC ++	Assistant Secretary	5/08 – Present

	Alcentra US, Inc. †	Assistant Secretary	5/08 – Present

	Alternative Holdings I, LLC**	Assistant Secretary	12/08 – 7/20

	Alternative Holdings II, LLC**	Assistant Secretary	12/08 – 7/20

	AP Residential Realty, Inc. ††	Assistant Secretary	8/16 – Present

	Asset Recovery IV, LLC **	Assistant Secretary	9/11 – Present

	Asset Recovery V, LLC **	Assistant Secretary	9/11 – Present

	Asset Recovery XIX, LLC **	Assistant Secretary	7/12 – Present

Name and Position With BNY Mellon ETF Investment Adviser, LLC	Other Businesses	Position Held	Dates
	Asset Recovery XX, LLC **	Assistant Secretary	7/12 – Present

	Asset Recovery XXII, LLC **	Assistant Secretary	7/12 – Present

	B.N.Y. Holdings (Delaware) Corporation #	Assistant Secretary	9/08 – Present

	BNY Administrative Services LLC **	Assistant Secretary	12/08 – Present

	BNY Alcentra Group Holdings, Inc. ††††	Assistant Secretary	5/08 – Present

	BNY Aurora Holding Corp. **	Assistant Secretary	5/08 – Present

	BNY Capital Corporation **	Assistant Secretary	9/08 – Present

	BNY Capital Funding LLC **	Assistant Secretary Secretary	7/08 – 4/21 4/21 – Present

	BNY Capital Markets Holdings, Inc. **	Assistant Secretary	9/08 – Present

	BNY Capital Resources Corporation #####	Assistant Secretary	7/08 – Present

	BNY Foreign Holdings, Inc. **	Assistant Secretary	8/08 – Present

	BNY International Financing Corporation++	Secretary	5/19 – Present
		Assistant Secretary	5/08 – 5/19

	BNY Investment Management Services LLC #	Assistant Secretary	7/09 – Present

	BNY Lease Equities (Cap Funding) LLC ######	Assistant Secretary	7/08 – Present

	BNY Lease Partners LLC **	Assistant Secretary	7/08 – 7/19

	BNY Mellon Asset Management Canada Ltd. <	Secretary	9/18 – Present

	BNY Mellon Asset Management Operations LLC ^^	Assistant Secretary	1/15 – Present

	BNY Mellon Capital Markets, LLC ++	Assistant Secretary	6/08 – Present

	BNY Mellon Clearing Holding Company, LLC **	Assistant Secretary	7/10 – Present

	BNY Mellon Community Development Corporation++	Secretary	10/08 – 4/19

	BNY Mellon Investment Management Holdings LLC #	Assistant Secretary	9/20 – Present
		Secretary	1/14 – 9/20

	BNY Mellon Investment Servicing (US) Inc. +	Assistant Secretary	7/10 – Present

	BNY Mellon Investment Servicing Trust	Assistant Secretary	7/10 – Present

Name and Position With BNY Mellon ETF Investment Adviser, LLC	Other Businesses	Position Held	Dates
Company #

	BNY Mellon Investor Solutions, LLC*	Assistant Secretary	6/15 – Present

	BNY Mellon Performance & Risk Analytics, Inc. ±±±±	Assistant Secretary	1/09 – 8/21

	BNY Mellon Performance & Risk Analytics, LLC +	Assistant Secretary	2/09 – Present

	BNY Mellon Securities Corporation ++	Assistant Secretary	2/11 – Present

	BNY Mellon Trust Company of Illinois ***	Assistant Secretary	3/08 – Present

	BNY Mellon Trust of Delaware #	Secretary	5/19 – Present
		Assistant Secretary	3/08 – 5/19

	BNY Mellon US Services Holdings LLC++	Assistant Secretary	6/10 – Present

	BNY Mellon Wealth Management, Advisory Services, Inc. ++++	Secretary	3/19 – 2/21
		Assistant Secretary	3/17 – 3/19

	BNY Mezzanine Holdings LLC ****	Assistant Secretary	5/09 – Present

	BNY Partnership Funding LLC**	Assistant Secretary	8/08 – 7/20

	BNY Real Estate Holdings LLC **	Assistant Secretary Secretary	4/09 – 12/20 12/20 – Present

	BNY Recap I, LLC#	Assistant Secretary	9/08 – 10/19

	BNY Salvage Inc. **	Assistant Secretary	4/09 – Present

	BNY Trust Company of Canada<	Secretary	2/19 – 4/20
		Assistant Secretary	4/20 – Present

	BNYM RECAP Holdings, LLC **	Secretary	11/20 – 6/21
		Assistant Secretary	11/14 – 11/20

	BNY-N.J. II Corp. **	Assistant Secretary	6/08 – Present

	CenterSquare Global Securities Management, Inc. +++	Assistant Secretary	1/18 – 5/19

	CenterSquare Investment Management Holdings, Inc. +++	Assistant Secretary	11/08 – Present

	Colson Services Corp. ±	Assistant Secretary	5/08 – Present

	EACM Advisors LLC±±	Assistant Secretary	2/09 – 5/21

	Eagle Access LLC±±±	Assistant Secretary	1/14 – Preset

Name and Position With BNY Mellon ETF Investment Adviser, LLC	Other Businesses	Position Held	Dates

	Eagle Investment Systems LLC±±±±	Assistant Secretary	1/13 – Present

	ECM DE, LLC **	Assistant Secretary	3/10 – Present

	Hamilton Insurance Corp. (The) ++	Assistant Secretary	6/10 – Present

	HedgeMark International, LLC ##	Assistant Secretary	5/14 – Present

	iNautix (USA) LLC ###	Assistant Secretary	5/08 – 3/21

	Insight North America LLC ++	Assistant Secretary	11/08 – Present

	Lockwood Advisors, Inc. ####	Assistant Secretary	1/08 – Present

	Madison Pershing LLC ###	Assistant Secretary	7/08 – Present

	MBC Investments Corporation #	Secretary	11/13 – Present

	MCDI (Holdings) LLC**	Assistant Secretary	5/08 – 6/20

	Mellon Canada Holding Company<<<<	Secretary	1/14 – Present

	Mellon Financial Services Corporation #1 +	Secretary	3/19 – 11/20
		Assistant Secretary Assistant Secretary	7/08 – 3/19 11/20 – Present

	Mellon Funding Corporation +	Assistant Secretary	10/08 – 9/21

	Mellon Global Investing Corp. +	Assistant Secretary	5/08 – Present

	Mellon Hedge Advisors, LLC *	Assistant Secretary	11/15 – Present

	Mellon Investments Corporation *	Assistant Secretary	8/08 – Present

	Mellon Leasing Corporation +	Assistant Secretary	6/16 – Present

	Mellon Overseas Investment Corporation **	Assistant Secretary	6/16 – Present

	Mellon Residential Funding Corporation+	Assistant Secretary	3/10 – Present

	MUNB Loan Holdings, LLC **	Assistant Secretary	10/10 – Present

	National Residential Assets Corp. **	Assistant Secretary	1/09 – Present

	Newton Investment Management North America, LLC^	Assistant Secretary	1/21 – Present

	Newton Management North America LLC ^	Assistant Secretary	10/10 – Present

	PAS Holdings LLC **	Assistant Secretary	9/08 – Present

	Pershing Advisor Solutions LLC ###	Assistant Secretary	5/08 – Present

Name and Position With BNY Mellon ETF Investment Adviser, LLC	Other Businesses	Position Held	Dates

	Pershing Group LLC ###	Assistant Secretary	7/08 – Present

	Pershing Investments LLC **	Assistant Secretary	7/08 – Present

	Pershing LLC ###	Assistant Secretary	5/08 – Present

	PFS Holdings, LLC **	Assistant Secretary	1/11 – Present

	Sumday Administration LLC++	Assistant Secretary	11/16 – 8/19

	TBC Securities Co., Inc *	Assistant Clerk	7/09 – Present

	Technology Services Group, Inc. ++	Assistant Secretary	4/08 – Present

	Tennessee Processing Center LLC ++	Assistant Secretary	5/08 – Present

	Trinity Residual Limited<<	Assistant Secretary	9/13 – Present

	The Bank of New York Mellon Trust Company, National Association+	Assistant Secretary	4/08 – 10/20

	xBK LLC ^^	Assistant Secretary	11/17 – Present

Charles Doumar Assistant Treasurer – Tax

	Albridge Solutions, Inc. ††††	Assistant Treasurer – Tax	7/13 – Present

	Alcentra NY LLC ++	Assistant Treasurer – Tax	9/14 – Present

	Alcentra US. Inc. †	Assistant Treasurer – Tax	9/14 – Present

	Alternative Holdings I, LLC **	Assistant Treasurer – Tax	1/14 – Present

	Alternative Holdings II, LLC **	Assistant Treasurer – Tax	1/14 – Present

	AP Residential Realty, Inc. ††	Assistant Treasurer – Tax	8/13 – Present

	Asset Recovery IV, LLC **	Assistant Treasurer	9/13 – Present

	Asset Recovery V, LLC **	Assistant Treasurer	9/13 – Present

	Asset Recovery XIX, LLC **	Assistant Treasurer	7/13 – Present

	Asset Recovery XX, LLC **	Assistant Treasurer	7/13 – Present

	Asset Recovery XXII, LLC **	Assistant Treasurer	7/13 – Present

	B.I.E Corporation+	Assistant Treasurer – Tax	12/13 – Present

	B.N.Y. Holdings (Delaware) Corporation #	Assistant Treasurer – Tax	4/13 – Present

Name and Position With BNY Mellon ETF Investment Adviser, LLC	Other Businesses	Position Held	Dates
	BNY Administrative Services LLC**	Assistant Treasurer – Tax	12/17 – Present

	BNY Alcentra Group Holdings, Inc. †††	Assistant Treasurer – Tax	3/13 – Present

	BNY Capital Corporation**	Assistant Treasurer – Tax	9/13 – Present

	BNY Capital Funding LLC **	Assistant Treasurer – Tax	9/13 – Present

	BNY Capital Markets Holdings, Inc. **	Assistant Treasurer – Tax	9/13 – Present

	BNY Foreign Holdings, Inc. **	Assistant Treasurer – Tax	10/13 – Present

	BNY Investment Management Services LLC #	Assistant Treasurer – Tax	11/18 – Present

	BNY Lease Equities (Cap Funding) LLC ######	Assistant Treasurer – Tax	7/13 – Present

	BNY Lease Partners LLC **	Assistant Treasurer – Tax	7/13 – 7/19

	BNY Mellon Capital Markets, LLC++	Assistant Treasurer – Tax	7/13 – Present

	BNY Mellon Clearing Holding Company, LLC**	Assistant Treasurer – Tax	7/13 – Present

	BNY Mellon Community Development Corporation++	Assistant Treasurer – Tax	10/13 – 4/19

	BNY Mellon IHC, LLC++	Assistant Treasurer – Tax	6/17 – Present

	BNY Mellon Investment Servicing (US) Inc. +	Assistant Treasurer	3/14 – Present

	BNY Mellon Investment Servicing Trust Company #	Assistant Treasurer	3/14 – Present

	BNY Mellon Investor Solutions, LLC*	Assistant Treasurer – Tax	6/15 – Present

	BNY Mellon Performance & Risk Analytics, LLC+	Assistant Treasurer – Tax	9/17 – Present

	BNY Mellon Transfer, Inc. ++	Assistant Treasurer	12/14 – Present

	BNY Mellon Trust Company of Illinois***	Assistant Treasurer – Tax	3/13 – Present

	BNY Mellon Trust of Delaware#	Assistant Treasurer	11/13 – Present

	BNY Mellon US Services Holdings LLC++	Assistant Treasurer – Tax	6/13 – Present

	BNY Mezzanine Holdings LLC****	Assistant Treasurer – Tax	5/13 – Present

	BNY Partnership Funding LLC**	Assistant Treasurer – Tax	7/13 – Present

	BNY Recap I, LLC#	Assistant Treasurer – Tax	9/13 – 10/19

Name and Position With BNY Mellon ETF Investment Adviser, LLC	Other Businesses	Position Held	Dates
	BNY Salvage Inc. **	Assistant Treasurer – Tax	3/13 – Present

	BNYM RECAP Holdings, LLC **	Assistant Treasurer – Tax	11/14 – 6/21

	BNY-N.J. II Corp. **	Assistant Treasurer – Tax	4/13 – Present

	CenterSquare Global Securities Management, Inc. +++	Assistant Treasurer – Tax	1/18 – 5/19

	CenterSquare Investment Management Holdings, Inc. +++	Assistant Treasurer – Tax	12/13 – 8/20

	Colson Services Corp. ±	Assistant Treasurer – Tax	38/14 – Present

	EACM Advisors LLC±±	Assistant Treasurer – Tax	3/14 – 5/21

	Eagle Access LLC±±±	Assistant Treasurer – Tax	1/14 – Present

	Eagle Investment Systems LLC±±±±	Assistant Treasurer – Tax	1/14 – Present

	ECM DE, LLC**	Assistant Treasurer – Tax	1/14 – Present

	HedgeMark International, LLC ##	Assistant Treasurer – Tax	5/14 – Present

	iNautix (USA) LLC###	Assistant Treasurer – Tax	11/13 – Present

	Insight North America LLC++	Assistant Treasurer – Tax	11/13 – Present

	Lockwood Advisors, Inc. ####	Assistant Treasurer – Tax	3/14 – Present

	Madison Pershing LLC###	Assistant Treasurer – Tax	6/13 – Present

	MBC Investments Corporation #	Assistant Treasurer – Tax	11/13 – Present

	MCDI (Holdings) LLC**	Assistant Treasurer – Tax	9/13 – 6/20

	Mellon Financial Services Corporation #1+	Assistant Treasurer – Tax	7/13 – Present

	Mellon Funding Corporation+	Assistant Treasurer – Tax	3/14 – Present

	Mellon Global Investing Corp. +	Assistant Treasurer – Tax	5/14 – Present

	Mellon Hedge Advisors, LLC *	Assistant Treasurer	10/13 – Present

	Mellon Holdings LLC++	Assistant Treasurer	2/15 – Present

	Mellon Investments Corporation *	Assistant Treasurer – Tax	1/14 – Present

	Mellon Leasing Corporation+	Assistant Treasurer – Tax	7/13 – Present

	Mellon Overseas Investment Corporation**	Assistant Treasurer – Tax	12/13 – Present

	Mellon Residential Funding Corporation+	Assistant Treasurer – Tax	4/14 – Present

Name and Position With BNY Mellon ETF Investment Adviser, LLC	Other Businesses	Position Held	Dates

	MUNB Loan Holdings, LLC**	Assistant Treasurer	10/13 – Present

	National Residential Assets Corp.**	Assistant Treasurer – Tax	4/13 – Present

	Newton Investment Management North America LLC^	Assistant Vice President– Tax	1/21 – Present

	Newton Management North America LLC^	Assistant Treasurer – Tax	8/14 – Present

	PAS Holdings LLC **	Assistant Treasurer – Tax	6/13 – Present

	Pershing Advisor Solutions LLC ###	Assistant Treasurer – Tax	6/13 – Present

	Pershing Group LLC ###	Assistant Treasurer – Tax	6/13 – Present

	Pershing Investments LLC **	Assistant Treasurer – Tax	6/13 – Present

	Pershing LLC ###	Assistant Treasurer – Tax	7/13 – Present

	Sumday Administration LLC++	Assistant Treasurer – Tax	11/16 – Present

	Sumday Holdings LLC	Assistant Treasurer – Tax	11/16 – 8/19

	TBC Securities Co., Inc.*	Assistant Treasurer – Tax	6/13 – Present

	TBCAM, LLC *	Assistant Treasurer – Tax	10/13 – 6/21

	Technology Services Group, Inc. ++	Assistant Treasurer – Tax	9/13 – Present

	Tennessee Processing Center LLC ++	Assistant Treasurer – Tax	9/13 – Present

	The Bank of New York Mellon Trust Company, National Association +	Assistant Treasurer	10/13 – Present

	xBK LLC^^	Assistant Treasurer – Tax	6/18 – Present

Vivian Herrera Assistant Treasurer - Tax

	Agency Brokerage Holding LLC**	Assistant Treasurer – Tax	5/21 – Present

	Albridge Solutions, Inc. ††††	Assistant Treasurer – Tax	7/21 – Present

	Alcentra NY, LLC ++	Assistant Treasurer -Tax	5/21 – Present

	Alcentra US, Inc. †	Assistant Treasurer -Tax	5/21 – Present

	Alternative Holdings I, LLC **	Assistant Treasurer -Tax	5/21 – Present

	Alternative Holdings II, LLC **	Assistant Treasurer -Tax	5/21 – Present

	AP Residential Realty, Inc. ††	Assistant Treasurer -Tax	5/21 – Present

Name and Position With BNY Mellon ETF Investment Adviser, LLC	Other Businesses	Position Held	Dates

	Asset Recovery IV, LLC **	Assistant Treasurer	5/21 – Present

	Asset Recovery V, LLC **	Assistant Treasurer	5/21 – Present

	Asset Recovery XIX, LLC **	Assistant Treasurer	5/21 – Present

	Asset Recovery XX, LLC **	Assistant Treasurer	5/21 – Present

	Asset Recovery XXII, LLC **	Assistant Treasurer	5/21 – Present

	B.N.Y. Holdings (Delaware) Corporation#	Assitant Vice President – Tax	7/21 – Present

	BNY Administrative Services LLC **	Assistant Treasurer –Tax	5/21 – Present

	BNY Alcentra Group Holdings, Inc. †††	Assistant Treasurer –Tax	5/21 – Present

	BNY Aurora Holding Corp. **	Vice President	5/21 – Present

	BNY Capital Corporation**	Vice President – Tax	7/21 – Present

	BNY Capital Funding LLC**	Assistant Treasurer – Tax Manager	4/21 – Present 3/20 – Present

	BNY Capital Markets Holdings, Inc.	Vice President – Tax	7/21 – Present

	BNY Capital Resources Corporation #####	Assistant Treasurer –Tax	5/21 – Present

	BNY Investment Management Services LLC #	Assistant Treasurer –Tax	5/21 – Present

	BNY Lease Equities (Cap Funding) LLC ######	Assistant Treasurer –Tax	5/21 – Present

	BNY Mellon Asset Management Operations LLC^^	Assistant Treasurer	5/21 – Present

	BNY Mellon Capital Markets, LLC ++	Assistant Treasurer –Tax	5/21 – Present

	BNY Mellon Government Securities Services Corp. ++	Vice President –Tax	5/21 – Present

	BNY Mellon Insurance Agency, Inc.	Vice President – Tax	5/21 – Present

	BNY Mellon Investment Adviser, Inc.	Vice President – Tax	5/21 – Present

	BNY Mellon Investment Management Holdings LLC #	Assistant Vice President –Tax	5/21 – Present

	BNY Mellon Investment Servicing (US) Inc.+	Assistant Treasurer – Tax	8/21 – Present

	BNY Mellon Investment Servicing Trust	Assistant Treasurer – Tax	8/21 – Present

Name and Position With BNY Mellon ETF Investment Adviser, LLC	Other Businesses	Position Held	Dates
Company#

	BNY Mellon Investor Solutions, LLC	Assistant Treasurer – Tax	7/21 – Present

	BNY Mellon Performance & Risk Analytics, LLC +	Assistant Treasurer –Tax	5/21 – Present

	BNY Mellon Securities Corporation++	Vice President - Tax	5/21 – Present

	BNY Mellon Trust Company of Illinois***	Assistant Treasurer – Tax	5/21 – Present

	BNY Mellon Trust of Delaware #	Assistant Treasurer	5/21 – Present

	BNY Mellon US Services Holdings LLC++	Assistant Treasurer - Tax	6/21 – Present

	BNY Mezzanine Holdings LLC ****	Assistant Treasurer –Tax	5/21 – Present

	BNY Partnership Funding LLC **	Assistant Treasurer –Tax	5/21 – Present

	BNY Real Estate Holdings LLC**	Assistant Treasurer – Tax	4/21 – Present

	BNY Salvage Inc. **	Assistant Treasurer –Tax	5/21 – Present

	BNYM RECAP Holdings, LLC**	Assistant Treasurer – Tax	5/21 – 6/21

	BNY-N.J. I Corp. **	Assistant Treasurer –Tax	5/21 – Present

	CenterSquare Investment Management Holdings, Inc. +++	Assistant Treasurer –Tax	5/21 – Present

	Colson Services Corp. ±	Assistant Treasurer –Tax	6/21 – Present

	Eagle Access LLC ±±	Assistant Treasurer –Tax	6/21 – Present

	Eagle Investment Systems LLC ±±±	Assistant Treasurer –Tax	6/21 – Present

	ECM DE, LLC **	Assistant Treasurer –Tax	5/21 – Present

	HedgeMark International, LLC ##	Assistant Treasurer –Tax	5/21 – Present

	iNautix (USA) LLC###	Assistant Treasurer – Tax	5/21 – Present

	Insight North America LLC++	Assistant Treasurer - Tax	5/21 – Present

	Lockwood Advisors, Inc.	Assistant Treasurer – Tax	5/21 – Present

	MBC Investment Corporation #	Assistant Treasurer –Tax	5/21 – Present

	Mellon Financial Services Corporation #1 +	Assistant Treasurer –Tax	5/21 – Present

	Mellon Funding Corporation +	Assistant Treasurer –Tax	5/21 – 9/21

	Mellon Global Investing Corp. +	Assistant Treasurer –Tax	5/21 – Present

Name and Position With BNY Mellon ETF Investment Adviser, LLC	Other Businesses	Position Held	Dates

	Mellon Hedge Advisors, LLC*	Assistant Treasurer	5/21 – Present

	Mellon Holdings LLC++	Assistant Treasurer	5/21 – Present

	Mellon Investments Corporation *	Assistant Treasurer –Tax	5/21 – Present

	Mellon Leasing Corporation +	Assistant Treasurer –Tax	5/21 – Present

	Mellon Overseas Investment Corporation **	Assistant Treasurer –Tax	5/21 – Present

	Mellon Residential Funding Corporation+	Assistant Treasurer - Tax	5/21 – Present

	MUNB Loan Holdings, LLC**	Assistant Treasurer	5/21 – Present

	National Residential Assets Corp. **	Assistant Treasurer –Tax	5/21 – Present

	Newton Investment Management North America, LLC^	Assistant Treasurer-Tax	5/21 – Present

	Newton Management North America LLC^	Assistant Treasurer –Tax	5/21 – Present

	Pershing Advisor Solutions LLC ###	Assistant Treasurer –Tax	5/21 – Present

	Pershing Group LLC ###	Assistant Treasurer –Tax	5/21 – Present

	Pershing LLC ###	Assistant Treasurer –Tax	5/21 – Present

	Sumday Administration LLC++	Assistant Treasurer - Tax	5/21 – Present

	TBC Securities Co., Inc. *	Assistant Treasurer –Tax	5/21 – Present

	The Bank of New York Mellon Trust Company, National Association +	Assistant Treasurer	5/21 – Present

	xBK^^	Assistant Treasurer –Tax	5/21 – Present

*	The address of the business so indicated is One Boston Place, Boston, MA, 02108.
**	The address of the business so indicated is One Wall Street, New York, NY 10286.
***	The address of the business so indicated is 2 North LaSalle Street, Suite 1020, Chicago, IL, 60602
****	The address of the business so indicated is 445 Park Avenue, 12th Floor, New York, NY, 10022.
^	The address of the business so indicated is BNY Mellon Centre 160 Queen Victoria Street, London EC4V 4LA.
^^	The address of the business so indicated is 201 Washington Street, Boston, Massachusetts 02108.
^^^	The address of the business so indeicated is Marunouchi Trust Tower Main, 1-8-3 Marunouchi, Chiyoda-Ku, Tokyo 100-0005.
+	The address of the business so indicated is One Mellon Bank Center, Pittsburgh, PA 15258.
++	The address of the business so indicated is 240 Greenwich Street, New York, NY 10286
+++	The address of the business so indicated is 630 West Germantown Pike, Suite 300, Plymouth Meeting, PA, 19462.
++++	The address of the business so indicated is 200 Wellington Street, West, Suite 300, Toronto, Ontario, M5V 2G7.

+++++	The address of the business so indicated is Jin Mao Tower, No. 88 Century Avenue, Shanghai, China 2000120
†	The address of the business so indicated is 10877 Wilshire Blvd, #1550, Los Angeles, CA, 90024.
††	The address of the business so indicated is 1735 Market Street, Philadelphia, PA, 19103.
†††	The address of the business so indicated is 10 Gresham Street, London, EC2V 7JD.
††††	The address of the business so indicated is 1009 Lenox Drive, Bldg. 4, Suite 204, Lawrenceville, PA 16929
±	The address of the business so indicated is 4 New York Plaza, New York, NY, 10004.
±±	The address of the business so indicated is One Wells Avenue, Newton, MA, 02459.
±±±	The address of the business so indicated is 65 LaSalle Road, Suite 305, West Hartford, CT, 06107.
±±±±	The address of the business so indicated is 1313 Broadway Plaza, Tacoma, WA, 98402.
#	The address of the business so indicated is 301 Bellevue Parkway, Wilmington, DE, 19809.
##	The address of the business so indicated is 780, Third Avenue, 44th Floor, New York, NY, 10017.
###	The address of the business so indicated is One Pershing Plaza, Jersey City, NJ, 07399.
####	The address of the business so indicated is 760 Moore Road, King of Prussia, PA, 19406-1212.
#####	The address of the business so indicated is 8400 E. Prentice Ave, Greenwood Village, CO, 80111.
######	The address of the business so indicated is 1290 Avenue of the Americas, New York, NY, 10104.
<	The address of the business so indicated is 200 Wellington Street, Suite 300, Toronto, ON M5V 3C7.
<<	The address of the business so indicated is Claredon House, 2 Church Street, Hamilton, Bermuda, HM 11.

Item 32.           Principal Underwriters

BNY Mellon Securities Corporation serves as principal underwriter for each series of the Registrant.

(a)       Other investment companies for which BNY Mellon Securities Corporation acts as principal underwriter or exclusive distributor:

1.	BNY Mellon Absolute Insight Funds, Inc.
2.	BNY Mellon Advantage Funds, Inc.
3.	BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.
4.	BNY Mellon Appreciation Fund, Inc.
5.	BNY Mellon California AMT-Free Municipal Bond Fund, Inc.
6.	BNY Mellon Funds Trust
7.	BNY Mellon Index Funds, Inc.
8.	BNY Mellon Intermediate Municipal Bond Fund, Inc.
9.	BNY Mellon International Securities Funds, Inc.
10.	BNY Mellon Investment Funds I
11.	BNY Mellon Investment Funds II, Inc.
12.	BNY Mellon Investment Funds III
13.	BNY Mellon Investment Funds IV, Inc.
14.	BNY Mellon Investment Funds V, Inc.
15.	BNY Mellon Investment Funds VI, Inc.

16.	BNY Mellon Investment Grade Funds, Inc.
17.	BNY Mellon Investment Portfolios
18.	BNY Mellon Large Cap Securities Fund, Inc.
19.	BNY Mellon Midcap Index Fund, Inc.
20.	BNY Mellon Municipal Bond Funds, Inc.
21.	BNY Mellon Municipal Funds, Inc.
22.	BNY Mellon New Jersey Municipal Bond Fund, Inc.
23.	BNY Mellon New York AMT-Free Municipal Bond Fund
24.	BNY Mellon New York Tax Exempt Bond Fund, Inc.
25.	BNY Mellon Opportunistic Municipal Securities Fund
26.	BNY Mellon Opportunity Funds
27.	BNY Mellon Research Growth Fund, Inc.
28.	BNY Mellon Short-Intermediate Municipal Bond Fund
29.	BNY Mellon State Municipal Bond Funds
30.	BNY Mellon Stock Funds
31.	BNY Mellon Stock Index Fund, Inc.
32.	BNY Mellon Strategic Funds, Inc.
33.	BNY Mellon Sustainable U.S. Equity Fund, Inc.
34.	BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
35.	BNY Mellon Ultra Short Income Fund
36.	BNY Mellon U.S. Mortgage Fund, Inc.
37.	BNY Mellon Variable Investment Fund
38.	BNY Mellon Worldwide Growth Fund, Inc.
39.	CitizensSelect Funds
40.	Dreyfus AMT-Free Municipal Cash Management Plus
41.	Dreyfus AMT-Free New York Municipal Cash Management
42.	Dreyfus BASIC Money Market Fund, Inc.
43.	Dreyfus Cash Management
44.	Dreyfus Government Cash Management Funds
45.	Dreyfus Institutional Liquidity Funds

46.	Dreyfus Institutional Preferred Money Market Funds
47.	Dreyfus Institutional Reserves Funds
48.	Dreyfus Liquid Assets, Inc.
49.	Dreyfus Tax Exempt Cash Management Funds
50.	Dreyfus Treasury Obligations Cash Management
51.	Dreyfus Treasury Securities Cash Management
52.	General Government Securities Money Market Funds, Inc
53.	General Money Market Fund, Inc.
54.	General Municipal Money Market Funds, Inc.
55.	General New York AMT-Free Municipal Money Market Fund

 (b)                    The following information is furnished with respect to the directors and officers of BNY Mellon Securities Corporation.  BNY Mellon Securities Corporation's principal business address is 240 Greenwich Street, New York, New York 10286.

me and principal Business address	Positions and offices with the Distributor	Positions and Offices with Registrant
Kenneth Bradle**	Director and President	None
David DiPetrillo****	Director and Executive Vice President	President
Sue Ann Cormack†	Executive Vice President	None
Catherine Keating*	Executive Vice President	None
Tracy Hopkins-Condon*	Executive Vice President	None
Peter Arcabascio++	Executive Vice President	None
Christopher D. O'Connor****	Executive Vice President	None
Irene Papadoulis**	Executive Vice President	None
Matthew Perrone****	Executive Vice President	None
Andrew Provencher****	Executive Vice President and Director	None
Gregory Pasquale ***	Chief Financial Officer	None
Brie A. Steingarten****	Chief Legal Officer and Secretary	None
John Squillace****	Chief Compliance Officer (Investment Advisory Business)	None
William Kennedy****	Chief Compliance Officer (Broker-Dealer Business)	None
Katherine M. Scott*	Chief Risk Officer	None
Anthony Mayo*	Chief Technology Officer	None
Timothy I. Barrett**	Senior Vice President	None
Eric P. Cola****	Senior Vice President	None
Christopher A. Stallone**	Senior Vice President	None
John Cimino****	Vice President	None
Christopher Donoghue**	Vice President	None
Tina Rizzo**	Vice President and Privacy Officer	None
James Windels****	Vice President	Treasurer
Caridad M. Carosella**	Vice President – Compliance/Anti-Money Laundering Officer	Anti-Money Laundering Officer
Donna M. Impagliazzo**	Vice President – Compliance	None
Marianne Thomas+	Vice President – Human Resources	None
Kathleen J. Geis††	Vice President – Real Estate	None

me and principal Business address	Positions and offices with the Distributor	Positions and Offices with Registrant
Charles Doumar****	Vice President – Tax	None
Claudine Orloski***	Vice President – Tax	None
Paul V. Mazziotti**	Anti-Money Laundering Officer	None
James Bitetto****	Assistant Secretary	Vice President and Secretary
Alice Helscher***	Assistant Secretary	None
Cristina Rice***	Assistant Secretary	None

*	Principal business address is 200 Park Avenue, New York, NY 10166.
**	Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.
***	Principal business address is BNY Mellon Center, 500 Grant Street, Pittsburgh, PA 15258.
****	Principal business address is 240 Greenwich Street, New York, NY 10286.
†	Principal business address is 100 Saint Paul Street Denver, CO 80206
††	Principal business address is 500 Ross Street, Pittsburgh, PA 15262-0001
†††	Principal business address is 160 Queen Victoria Street, London, England, Greater London EC4V4LA
+	Principal business address is 19 Vreeland Road Florham Park, NJ 07932
++	Principal business address is 1 Boston Place, Boston, MA 02108-4407

Item 33.  Location of Accounts and Records:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

1. The Bank of New York Mellon
240 Greenwich Street
New York, New York 10286

2. BNY Mellon Investment Servicing (US), Inc.
4400 Computer Drive
Westborough, Massachusetts 01581

3. BNY Mellon ETF Investment Adviser, LLC
201 Washington Street
 Boston, Massachusetts 02108

Item 34.           Management Services

 Not Applicable.

Item 35.           Undertakings

 Not Applicable.

SIGNATURES

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 6th of December, 2021.

BNY Mellon ETF Trust

BY:	/s/ Jeff S. Prusnofsky
Jeff S. Prusnofsky, Vice President

 Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ David DiPetrillo*	President (Principal Executive Officer)	12/6/2021
David DiPetrillo
/s/ James Windels*	Treasurer (Principal Financial	12/6/2021
James Windels	and Accounting Officer)
/s/ J. Charles Cardona*	Chairman of the Board	12/6/2021
J. Charles Cardona
/s/ Kristen M. Dickey*	Board Member	12/6/2021
Kristen M. Dickey
/s/ F. Jack Liebau, Jr.*	Board Member	12/6/2021
F. Jack Liebau, Jr
/s/ Jill I. Mavro*	Board Member	12/6/2021
Jill I. Mavro
/s/ Kevin W. Quinn*	Board Member	12/6/2021
Kevin W. Quinn
/s/ Stacy L. Schaus*	Board Member	12/6/2021
Stacy L. Schaus

*BY:  /s/ Jeff S. Prusnofsky
 Jeff S. Prusnofsky
 Attorney-in-Fact

INDEX OF EXHIBITS

Exhibits

(d)(2) Revised Schedule 1 to Management Agreement reflecting the addition of BNY Mellon  BNY Mellon Sustainable US Equity ETF, BNY Mellon Sustainable International Equity ETF and BNY Mellon Sustainable Global Emerging Markets ETF.

(d)(8)  Sub-Investment Advisory Agreement between BNY Mellon ETF Investment Adviser, LLC and Newton Investment Management Limited.

(e)(2) Revised Exhibit A to the Distribution Agreement, reflecting the addition of BNY Mellon Sustainable US Equity ETF, BNY Mellon Sustainable International Equity ETF and BNY Mellon Sustainable Global Emerging Markets ETF.

(g)(2) Second Amendment to Custody Agreement.

(h)(2) Second Amendment to Fund Administration and Accounting Agreement.

(h)(4) Second Amendment to Transfer Agency and Service Agreement.

(m)(2) Revised Schedule A to the Plan of Distribution, reflecting the addition of the BNY Mellon Sustainable US Equity ETF, BNY Mellon Sustainable International Equity ETF and BNY Mellon Sustainable Global Emerging Markets ETF.

(p)(1) Code of Ethics of the Registrant, The Bank of New York Mellon Corporation , BNY Mellon ETF Investment Adviser, LLC, Newton Investment Management Limited, Walter Scott & Partners Limited, Mellon Investments Corporation and BNY Mellon Securities Corporation.

EX-101.INS XBRL Instance Document - the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
EX-101.SCH XBRL Taxonomy Extension Schema Document.
EX-101.CAL XBRL Taxonomy Extension Calculation Linkbase Document.
EX-101.DEF XBRL Taxonomy Extension Definition Linkbase Document.
EX-101.LAB XBRL Taxonomy Extension Labels Linkbase Document.
EX-101.PRE XBRL Taxonomy Extension Presentation Linkbase Document.